REGISTRATION FILE NO. 33-82570
                                                                       811-04234
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM S-6
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                               -----------------

           PRE-EFFECTIVE AMENDMENT NO.            [ ]

           POST-EFFECTIVE AMENDMENT NO. 24        [X]

                        MONY AMERICA VARIABLE ACCOUNT L
                             (EXACT NAME OF TRUST)

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)

                               -----------------

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: 212-554-1234

                               -----------------

                                   Dodie Kent
                  Vice President and Associate General Counsel
                      AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agent for Service)

                               -----------------

                    Please send copies of all communications to:
                            Christopher E. Palmer, Esq.
                              Goodwin Procter, LLP
                           901 New York Avenue, N.W.
                             Washington, D.C. 20001

                               -----------------

It is proposed that this filing will become effective (check appropriate box)

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485

[X]   on May 2, 2011 pursuant to paragraph (b) of Rule 485

[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]   on               pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

      TITLE OF SECURITIES BEING REGISTERED: Units of interests under separate account flexible premium variable universal life insurance policies.

================================================================================

MONY America Variable Account L

Variable Universal Life Insurance Policy


PROSPECTUS DATED MAY 1, 2011


Issued by
MONY Life Insurance Company of America
1290 Avenue of the Americas
New York, New York 10104

--------------------------------------------------------------------------------


This prospectus describes a variable universal life insurance policy issued by MONY Life Insurance Company of America (the "Company"), but is not itself a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.


This policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.


ALLOCATION OF PREMIUMS AND FUND VALUES:

You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

You can tell us to place them into a separate account. That separate account is called MONY America Variable Account L.

If you do, you can also tell us to place your premium payments and fund values into any of the different subaccounts of MONY America Variable Account L listed below. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes your not earning any money on your premium payments and cash values and also that your premium payments and cash values may lose some or all of their value.

You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 5% interest annually. We may pay more than 5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

If you choose to place your premium payments and fund values into the separate account, we will invest them in your choice of subaccounts of the variable account. Each subaccount invests in shares of one of the following portfolios:



--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST -- CLASS B SHARES
--------------------------------------------------------------------------------
o AXA Aggressive Allocation (1)            o AXA Moderate Allocation (1)
o AXA Conservative Allocation (1)          o AXA Moderate-Plus Allocation (1)
o AXA Conservative-Plus Allocation (1)     o Multimanager Small Cap Growth
--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC. -- INITIAL SHARES
--------------------------------------------------------------------------------
o Dreyfus Stock Index Fund, Inc.
--------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IA SHARES
--------------------------------------------------------------------------------
o EQ/Calvert Socially Responsible          o EQ/Intermediate Government Bond
o EQ/Capital Guardian Research               Index
o EQ/Core Bond Index                       o EQ/Money Market
--------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB SHARES
--------------------------------------------------------------------------------
o All Asset Allocation                     o EQ/Montag & Caldwell Growth
o EQ/Boston Advisors Equity Income         o EQ/Quality Bond PLUS
o EQ/Equity Growth PLUS                    o EQ/T. Rowe Price Growth Stock
o EQ/GAMCO Small Company Value             o EQ/UBS Growth and Income
o EQ/MFS International Growth(2)
--------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS (VIP) -- SERVICE CLASS SHARES
--------------------------------------------------------------------------------
o VIP Contrafund(R)
--------------------------------------------------------------------------------
JANUS ASPEN SERIES -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
o Balanced                                 o Forty
o Enterprise                               o Worldwide
--------------------------------------------------------------------------------



(1) Also referred to as an "AXA Allocation investment option" in this prospectus.

(2) This is the variable investment option's new name, effective on or about May 20, 2011, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this Prospectus for the variable investment option's former name.



DEATH BENEFIT

We will pay a death benefit if you die before you reach age 95 while the policy is in effect. That death benefit will never be less than amount specified in the policy. It may be greater than the amount specified if the policy's cash values increase.


LIVING BENEFITS

You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.


THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                          e13493
                                                                         MLA-EQM

CHARGES AND FEES

The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

It may not be advantageous to replace existing life insurance coverage.

THESE ARE ONLY SOME OF THE TERMS OF THE POLICY. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.

This prospectus comes with prospectuses for AXA Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Inc., Fidelity(R) Variable Insurance Products
(VIP) and Janus Aspen Series.

                                         Contents of this Prospectus



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SUMMARY OF THE POLICY                                                      4
--------------------------------------------------------------------------------
Important policy terms                                                        4
Purpose of the policy                                                         4
Policy premium payments and values                                            4
Charges and deductions                                                        6
Portfolio operating expenses                                                  7
The death benefit                                                             8
Premium features                                                              8
MONY America Variable Account L                                               8
Allocation options                                                            8
Transfer of Fund Value                                                        8
Policy loans                                                                  8
Full surrender                                                                9
Partial surrender                                                             9
Preferred partial surrender                                                   9
Free Look Period                                                              9
Grace period and lapse                                                        9
Tax treatment of increases in Fund Value                                      9
Tax treatment of death benefit                                                9
Riders                                                                        9
Contacting the Company                                                        9
State variations                                                              9
Replacement of existing coverage                                             10

--------------------------------------------------------------------------------
2. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                            11
--------------------------------------------------------------------------------
MONY Life Insurance Company of America                                       11
How to reach us                                                              11
MONY America Variable Account L                                              11

--------------------------------------------------------------------------------
3. THE FUNDS                                                                 13
--------------------------------------------------------------------------------
Purchase of portfolio shares by MONY America Variable Account L              16



----------------------------

                                                  CONTENTS OF THIS PROSPECTUS  2

--------------------------------------------------------------------------------
4. DETAILED INFORMATION ABOUT THE POLICY                                     17
--------------------------------------------------------------------------------
Application for a policy                                                     17
Right to examine a policy -- Free Look Period                                18
Premiums                                                                     18
Allocation of net premiums                                                   19
Death benefits under the policy                                              20
Changes in Specified Amount                                                  21
Other optional insurance benefits                                            22
Benefits at maturity                                                         23
Policy values                                                                23
Determination of Fund Value                                                  23
Calculating Fund Value                                                       24
Calculating unit values for each subaccount                                  24
Transfer of Fund Value                                                       24
Disruptive transfer activity                                                 25
Right to exchange policy                                                     26
Policy loans                                                                 26
Full surrender                                                               27
Partial surrender                                                            27
Preferred partial surrender                                                  27
Grace period and lapse                                                       27

--------------------------------------------------------------------------------
5. CHARGES AND DEDUCTIONS                                                    29
--------------------------------------------------------------------------------
Deductions from premiums                                                     30
Daily deduction from MONY America Variable Account L                         30
Deductions from Fund Value                                                   30
Fund Charges                                                                 31
Transaction and other charges                                                32
Fees and expenses of the Funds                                               32
Guarantee of certain charges                                                 32

--------------------------------------------------------------------------------
6. OTHER INFORMATION                                                         33
--------------------------------------------------------------------------------
Federal income tax considerations                                            33
Voting of Fund shares                                                        36
Disregard of voting instructions                                             36
Report to policy owners                                                      37
Substitution of investments and right to change operations                   37
Changes to comply with law                                                   37
Variations among policies                                                    37

--------------------------------------------------------------------------------
7. THE GUARANTEED INTEREST ACCOUNT                                           38
--------------------------------------------------------------------------------
General description                                                          38
Limitations on amounts in the Guaranteed Interest Account                    38
Death Benefit                                                                38
Policy charges                                                               38
Transfers                                                                    38
Surrenders and policy loans                                                  39

--------------------------------------------------------------------------------
8. MORE ABOUT THE POLICY                                                     40
--------------------------------------------------------------------------------
Ownership                                                                    40
Beneficiary                                                                  40
Notification and claims procedures                                           40
Payments                                                                      4
Payment plan/settlement provisions                                           40
Payment in case of suicide                                                   40
Assignment                                                                   41
Errors on the application                                                    41
Incontestability                                                             41
Policy Illustration fee                                                      41
Distribution of the policies                                                 41

--------------------------------------------------------------------------------
9. MORE ABOUT THE COMPANY                                                    44
--------------------------------------------------------------------------------
Management                                                                   44
State regulation                                                             51
Telephone/fax/Internet transactions                                          51
Legal proceedings                                                            51
Registration Statement                                                       51
Independent registered public accounting firm                                51
Financial statements                                                         51


--------------------------------------------------------------------------------


APPENDICES
--------------------------------------------------------------------------------

      I --   Appendix I                                                   I-1
     II --   Appendix II                                                 II-1
    III --   Appendix III                                               III-1


3  CONTENTS OF THIS PROSPECTUS

1. SUMMARY OF THE POLICY




--------------------------------------------------------------------------------

This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving MONY America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. Before purchasing a policy, we urge you to read the entire prospectus carefully.


IMPORTANT POLICY TERMS

We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

OUTSTANDING DEBT -- The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

LOAN ACCOUNT -- An account to which amounts are transferred from the subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 5%. The Loan Account is part of the Company's General Account.

FUND VALUE -- The sum of the amounts under the policy held in each subaccount of MONY America Variable Account L, the Guaranteed Interest Account, and the Loan Account, and any interest thereon to secure Outstanding Debt.

CASH VALUE -- The Fund Value of the policy less any fund charge.

SURRENDER VALUE -- The Cash Value less any outstanding debt reduced by any unearned loan interest.

MINIMUM MONTHLY PREMIUM -- The amount the Company determines is necessary to keep the policy in effect for the first two policy years.

GUARANTEED INTEREST ACCOUNT -- This account is part of the general account of MONY Life Insurance Company of America (the "Company"). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account.")

SPECIFIED AMOUNT -- The minimum death benefit for as long as the policy remains in effect.

VALUATION DATE -- Our "Valuation Date", or "business day", is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A Valuation Date, or business day, does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Premium payments will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below

o If your premium payment, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next Valuation Date:

      --    on a non-Valuation Date ;

      --    after 4:00 p.m. Eastern Time on a Valuation Date; or

      --    after an early close of regular trading on the NYSE on a Valuation
            Date


PURPOSE OF THE POLICY

The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value, depending on the option you choose. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit, to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.


POLICY PREMIUM PAYMENTS AND VALUES

The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a Sales Charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various subaccounts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you choose. The death benefit will never decrease below the Specified Amount of your policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 5%.

The value of the net premium payments you allocate to MONY America Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.

If you cancel the policy and return it to the Company during the Free Look Period, your premium payments will be returned by the Company. After the Free Look Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first fourteen years since the


                                                        SUMMARY OF THE POLICY  4
policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from it from the amount it will pay you.
The Fund Value minus Fund Charges and minus the amount of debt outstanding from loans you have received plus any unearned interest on the outstanding debt is called the Cash Value of the policy.

Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed under the policy. These charges and fees are deducted by the Company from the policy's Fund Value and are described in further detail below.

The policy remains in effect until the earliest of:

o A grace period expiring without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt.

o     Age 95.

o     Death of the insured.

o     Full surrender of the policy.

Generally, the policy remains in effect only as long as the Cash Value less any Outstanding Debt is sufficient to pay all monthly deductions. However, during the first two years the policy is in effect, the Company will determine an amount which if paid during those first two policy years will keep the policy and all rider coverages in effect for the first two policy years even if the Cash Value less any Outstanding Debt of the policy is not enough to pay monthly deductions. This amount is called the Minimum Monthly Premium. A choice of two Guaranteed Death Benefit Riders is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders may remain in effect. The Guaranteed Death Benefit Riders require the payment of an agreed upon amount of premiums and is discussed on the following page.


5  SUMMARY OF THE POLICY

CHARGES AND DEDUCTIONS

The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. Additional details can be found in "Charges and deductions" later in this prospectus. For information concerning compensation paid for the sale of the policy, see "Distribution of the policies."



------------------------------------------------------------------------------------------------------------------------------------
DEDUCTIONS FROM PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE                                                             Premiums paid during first ten policy years -- 4.00%
Varies based on number of years the policy has been in effect. It is a   Premiums paid during policy years 11-20 -- 2.00%
percentage of Premium paid.                                              Premiums paid after policy year 20 -- 0.00%
------------------------------------------------------------------------------------------------------------------------------------
TAX CHARGE                                                               State and local -- 2.00%
------------------------------------------------------------------------------------------------------------------------------------
DAC CHARGE                                                               Federal -- 1.25%
------------------------------------------------------------------------------------------------------------------------------------
DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE                                          0.75% of subaccount value (0.002055% daily)
Maximum Annual Rate
------------------------------------------------------------------------------------------------------------------------------------
DEDUCTIONS FROM FUND VALUE
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE                                                 Current cost of insurance rate x net amount at risk at
                                                                         the beginning of the policy month
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE                                                                         EACH OF 1ST          EACH MONTH
Monthly charge based on Specified Amount of policy.                      SPECIFIED AMOUNT     12 POLICY MONTHS     THEREAFTER
                                                                         -------------------- ------------------   ----------
                                                                         Less than $250,000   $ 31.50*             $ 6.50
                                                                         $250,000-$499,999    $ 28.50*             $ 3.50
                                                                         $500,000 or more     $ 25.00*             None
                                                                         * Reduced by $5.00 for issue ages 0 through 17.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT CHARGE                                          $0.01 per $1,000 of Specified Amount and certain Rider
Monthly Charge for Death Benefit Rider                                   amounts.
                                                                         Please note that the Rider requires that premiums on the
                                                                         policy itself be paid in order to remain in effect.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL INSURANCE BENEFITS CHARGE                                       As applicable.
Monthly Deduction for any other Optional
Insurance Benefits added by rider.
------------------------------------------------------------------------------------------------------------------------------------
TRANSACTION AND OTHER CHARGES
-- Partial Surrender Fee                                                 -- The lesser of 2% of the amount surrendered or $25.
-- Transfer of Fund Value (at Company's option)                          -- Maximum of $25 on each transfer in a policy year
                                                                            exceeding four.(1)
------------------------------------------------------------------------------------------------------------------------------------


(1)   Currently, there is no charge on transfers among investment options.



                                                         SUMMARY OF THE POLICY 6

------------------------------------------------------------------------------------------------------------------------------------
FUND CHARGES                                                                               ADMINISTRATIVE
ADMINISTRATIVE FUND CHARGE                                             ISSUE AGE*            FUND CHARGE
                                                                       ------------------- ------------------
Administrative fund charge over 14 years based on a schedule. Factors  0-25...............     $2.50
per $1,000 of Specified Amount vary based on issue age.
                                                                       26.................      3.00

                                                                       27.................      3.50

                                                                       28.................      4.00

                                                                       29.................      4.50

                                                                       30 or higher.......      5.00
------------------------------------------------------------------------------------------------------------------------------------
SALES FUND CHARGE                                                      ISSUE AGE*            PERCENTAGE
                                                                       -------------------   ----------
Percentage of premiums paid in the first 5 years, up to a maximum      0-17...............       50%
amount of premiums called the target premium calculated based on a
schedule over 14 years.                                                18-65..............       75
                                                                       66.................       70

                                                                       67.................       65

                                                                       68.................       60

                                                                       69.................       55

                                                                       70 or higher.......       50

                                                                       * Issue Ages are restricted on Policies offered to
                                                                       residents of, or issued for delivery in, the State of New
                                                                       Jersey to ages in excess of 17.

                                                                       The Sales Fund Charge can increase as premiums are paid
                                                                       during the five year period. Starting on the fifth
                                                                       anniversary, the charge decreases from its maximum by
                                                                       10% per year until it reaches zero at the end of
                                                                       the 14th year.
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OPERATING EXPENSES

MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. You also bear your proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the portfolios that you will pay periodically during the time that you own the policy. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.


------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2010 (expenses that are                   Lowest          Highest
deducted from Portfolio assets including management fees, 12b-1 fees,                   ------          -------
service fees, and/or other expenses)(1)                                                  0.27%           1.32%
------------------------------------------------------------------------------------------------------------------------------------




(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2010 and for the underlying portfolios. The "Lowest" represents the total annual operating expenses of the Dreyfus Stock Index Fund, Inc. The "Highest" represents the total annual operating expenses of the Multimanager Small Cap Growth Portfolio.



7 SUMMARY OF THE POLICY

THE DEATH BENEFIT

The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

OPTION I  -- The death benefit equals the greater of:

(a) The Specified Amount in force on the date of death plus the increase in Fund Value since the last Monthly Anniversary Day, and

(b) Fund Value on the date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

If you choose Option I, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

OPTION II  -- The death benefit equals the greater of:


(a) The Specified Amount in force on the date of death, plus the Fund Value on the date of death, and

(b) The Fund Value on the date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

If you choose Option II, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death benefits under the policy."

When you apply for insurance, you can purchase either of two benefit periods under the Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect during the applicable benefit period. At issue, you can elect either one of two benefit periods as follows: (a) the later of the insured's age 75, or ten years from the date of the policy, or (b) the Maturity Date regardless of the policy's Cash Value. (See "Detailed information about the policy -- Guaranteed Death Benefit Rider.")


PREMIUM FEATURES

You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first two policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments, your policy continues in effect until the Cash Value, less any Outstanding Debt, can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal income tax considerations."

The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace period and lapse." If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.


MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY America Variable Account L."


ALLOCATION OPTIONS

You may allocate premium payments and Fund Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of AXA Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products (VIP), or Janus Aspen Series (collectively the "Funds"). The subaccounts available under the policy are described in "The Funds."

The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Syracuse Operations Center. See "Transfer of Fund Value" under "Detailed information about the policy" for more information.


POLICY LOANS

You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy loans" under "Detailed information about the policy" for more information.

The amount of Outstanding Debt reduced by any unearned interest is subtracted from your death benefit. Your Outstanding Debt reduced by any unearned interest is repaid from the proceeds of a full surrender. See "Full surrender." Outstanding Debt may also affect the continuation of the policy. See "Grace period and lapse." The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.


                                                        SUMMARY OF THE POLICY  8

FULL SURRENDER

You can surrender the policy during the insured's lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any fund surrender charge, and minus (c) any Outstanding Debt plus any unearned loan interest. See "Full surrender" under "Detailed information about the policy" for more information.


PARTIAL SURRENDER

You may request a partial surrender after your Policy has been in effect for 2 years if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500 and the resulting Specified Amount is not less than the minimum we then allow. If the requested amount exceeds the amount available, we will reject your request. A partial surrender will decrease the Specified Amount. See "Partial surrender" under "Detailed information about the policy" for more information.

Partial surrenders must be for at least $500. A partial surrender fee of $25 or 2% of the amount surrendered (whichever is less) will be assessed against the remaining Fund Value. A portion of the fund charge may be assessed on a partial surrender.


PREFERRED PARTIAL SURRENDER

You may request up to 10% of your Policy's Cash Value without reducing the Specified Amount of your policy and without incurring a fund charge. The maximum amount available for preferred partial surrenders during a policy year will be determined on the date of the first surrender in that policy year. You may make this request after your Policy has been in effect for two years. You will have to pay the partial surrender fee. See "Preferred partial surrender" under "Detailed information about the policy" for more information.


FREE LOOK PERIOD

This is provided for informational purposes only. Since these policies are no longer available to new purchasers, this cancellation provision is no longer applicable.

You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. You may also return the policy within 45 days after the date you sign the application for the policy. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount of the Variable Account. See "Right to examine a Policy -- Free Look Period."


GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

(1)   it has a Cash Value, less any Outstanding Debt, greater than zero;

(2) you have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that Rider; or

(3) during the first two policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (and related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.


If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider. See "Choice of Guaranteed Death Benefit Riders." If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider. See "Grace period and lapse."

You must understand that after the first two policy years, the policy can lapse even if the scheduled premium payments are made unless you have met the requirements of the Guaranteed Death Benefit Rider.


TAX TREATMENT OF INCREASES IN FUND VALUE

The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal income tax considerations."


TAX TREATMENT OF DEATH BENEFIT

Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will not be subject to federal income taxes when received by the beneficiary. Also a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See "Federal income tax considerations."


RIDERS

Additional optional insurance benefits may be added to the policy by an addendum called a rider. There are six riders available with this policy:

o     Guaranteed Death Benefit Rider

o     Spouse's Term Rider (This rider is no longer available for new elections.)

o     Children's Term Insurance Rider

o     Accidental Death Benefit Rider

o     Purchase Option Rider

o     Waiver of Monthly Deductions Rider


CONTACTING THE COMPANY

All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company's Operations Center at 100 Madison Street, Syracuse, New York 13202, 1-800-487-6669.


STATE VARIATIONS

Policies issued in your state may provide different features and benefits from those described in this Prospectus. Any state variations in the policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy or any endorsements, contact the Company's Operations Center.


9  SUMMARY OF THE POLICY

REPLACEMENT OF EXISTING COVERAGE

Generally, it is not advisable to purchase an insurance policy as a replacement for existing coverage. Before you buy a life insurance policy, ask your agent if changing, or adding to, current insurance coverage would be advantageous. Do not base your decision to replace existing coverage solely on a comparison of policy illustrations.


                                                       SUMMARY OF THE POLICY  10

2. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?



--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and its parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the policies. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $575.3 billion in assets as of December 31, 2010. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Operations Center as listed below for the purposes described. Please refer to "Telephone/Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:



--------------------------------------------------------------------------------
FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------



FOR SUBSEQUENT CONTRIBUTIONS SENT BY REGULAR MAIL:

     MONY Life Insurance Company of America
     P.O. Box 5064
     New York, NY 10087-5064


FOR SUBSEQUENT CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

     JPMorgan Chase - Lockbox Processing
     Lockbox - MONY Life Insurance Company of America - LBX 5064
     4 Chase Metrotech Center
     7th Floor East
     Brooklyn, NY 11245




--------------------------------------------------------------------------------
FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY MAIL:
--------------------------------------------------------------------------------


     MONY Life Insurance Company of America
     Policyholder Services
     100 Madison Street
     Syracuse, New York 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our Operations Center is: 100 Madison Street, Syracuse, New York 13202.

--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------

Customer service representatives are available weekdays from 9AM to 5PM, Eastern Time, at 1-800-487-6669.

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------

You may register for online account access at www.axa-equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, (2) over the Internet, through axa-equitable.com, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or Internet, see "Telephone/fax/Internet transactions" later in this prospectus.

                      ----------------------------------

MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and cash values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities


11  WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

funded by MONY America Variable Account L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

Fund Values of the policy allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. We may withdraw amounts from MONY America Variable Account L that represent our investments in MONY America Variable Account L or that represent fees and charges under the policies that we have earned. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust.

MONY America Variable Account L is divided into subdivision called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the EQ/Core Bond Index Subaccount invests solely in shares of the EQ Advisors Trust EQ/Core Bond Index Portfolio. These portfolios serve only as the underlaying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY America Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.


                              WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?  12

3. THE FUNDS



--------------------------------------------------------------------------------


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more portfolios. You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.

Although the investment objectives and policies of certain Funds or their portfolios are similar to the investment objectives and policies of other Funds or portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other Fund or portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, expenses, and other factors all contribute to differences in performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds or portfolios available through the policy may have names similar to Funds or portfolios not available through the policy. The performance of any Fund or portfolio not available through the policy is not indicative of performance of the similarly named Fund or portfolio available through the policy.


The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.


The following table lists the portfolios that correspond to the subaccounts of MONY America Variable Account L that are currently available to you under the policy, their objective, and the names of the portfolio investment adviser and subadvisers, as applicable. Before you choose a subaccount to which to allocate your net premium payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account L. You bear the investment risk of investing in the portfolios. Also, please note that AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers.



------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME              OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION   Seeks long-term capital appreciation.                      o   AXA Equitable Funds Management Group,
                                                                                           LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION Seeks a high level of current income.                      o   AXA Equitable Funds Management Group,
                                                                                           LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS       Seeks current income and growth of capital, with a         o   AXA Equitable Funds Management Group,
 ALLOCATION                 greater emphasis on current income.                            LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION     Seeks long-term capital appreciation and current income.   o   AXA Equitable Funds Management Group,
                                                                                           LLC
------------------------------------------------------------------------------------------------------------------------------------


13 THE FUNDS

------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME              OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS           Seeks long-term capital appreciation and current income,   o   AXA Equitable Funds Management Group,
 ALLOCATION                 with a greater emphasis on capital appreciation.               LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP      Seeks long-term growth of capital.                         o   AXA Equitable Funds Management Group,
 GROWTH                                                                                    LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Eagle Asset Management, Inc.

                                                                                       o   Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME              OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY         Seeks to achieve long-term capital appreciation.           o   Bridgeway Capital Management, Inc.
 RESPONSIBLE
                                                                                       o   Calvert Investment Management, Inc
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN         Seeks to achieve long-term growth of capital.              o   Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX          Seeks to achieve a total return before expenses that       o   SSgA Funds Management, Inc.
                            approximates the total return performance of the
                            Barclays Capital U.S. Aggregate Bond Index
                            ("Index"), including reinvestment of dividends, at
                            a risk level consistent with that of the Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT  Seeks to achieve a total return before expenses that       o   SSgA Funds Management, Inc.
 BOND INDEX                 approximates the total return performance of the
                            Barclays Capital Intermediate Government Bond
                            Index ("Index"), including reinvestment of
                            dividends, at a risk level consistent with that
                            of the Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET             Seeks to obtain a high level of current income, preserve   o   The Dreyfus Corporation
                            its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME              OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION        Seeks long-term capital appreciation and current income.   o   AXA Equitable Funds Management Group,
                                                                                           LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY   Seeks to achieve a combination of growth and income to     o   Boston Advisors, LLC
 INCOME                     achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS       Seeks to achieve long-term growth of capital.              o   AXA Equitable

                                                                                       o   BlackRock Capital Management, Inc.

                                                                                       o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL              Seeks to maximize capital appreciation.                    o   GAMCO Asset Management Inc.
 COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL        Seeks to achieve capital appreciation.                     o   MFS Investment Management
 GROWTH (1)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL        Seeks to achieve capital appreciation.                     o   Montag & Caldwell, LLC
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS        Seeks to achieve high current income consistent with       o   AllianceBernstein L.P.
                            moderate risk to capital.
                                                                                       o   AXA Equitable Funds Management Group,
                                                                                           LLC

                                                                                       o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH     Seeks to achieve long-term capital appreciation and sec-   o   T. Rowe Price Associates, Inc.
 STOCK                      ondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME    Seeks to achieve total return through capital appreciation o   UBS Global Asset Management (Americas)
                            with income as a secondary consideration.                      Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                                    THE FUNDS 14

------------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND,
INC. -- INITIAL SHARES                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME              OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND,   Seeks to match the total return of the Standard & Poor's   o   The Dreyfus Corporation
 INC.                       500 Composite Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS (VIP) --
SERVICE CLASS SHARES                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME              OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP
CONTRAFUND(R) PORTFOLIO     Seeks long-term capital appreciation.                      o   Fidelity Management & Research Company
                                                                                           (FMR)
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES --
INSTITUTIONAL SHARES                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME              OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO          Seeks long-term capital growth, consistent with preserva-  o   Janus Capital Management LLC
                            tion of capital and balanced by current income.
------------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE PORTFOLIO        Seeks long-term growth of capital.                         o   Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO             Seeks long-term growth of capital.                         o   Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE PORTFOLIO         Seeks long-term growth of capital.(2)                      o   Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------



(1) This is the Portfolio's new name, effective on or about May 19, 2011, subject to regulatory approval. The Portfolio's former name was EQ/International Growth.

(2) This is the Portfolio's new investment objective effective May 16, 2011. See the Trust's Prospectus for information regarding its investment objective prior to May 16, 2011.



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING FUND PROSPECTUS. THE PROSPECTUSES FOR THE FUND CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF FUND PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-487-6669.

15 THE FUNDS

PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT L

The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.

THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.


                                                                   THE FUNDS  16

4. DETAILED INFORMATION ABOUT THE POLICY



--------------------------------------------------------------------------------


The Fund Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.


APPLICATION FOR A POLICY

The policy design meets the needs of individuals as well as for corporations who provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of AXA Advisors, LLC ("AXA Advisors"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law. (See "More about the policy -- Distribution of the policies"). A policy can be issued on the life of an insured for ages up to and including 80 with evidence of insurability that satisfies the Company. Policies offered to residents of, or issued for delivery in, the State of Maryland may only be issued on the life of an Insured for Ages up to and including Age 70 with evidence of insurability satisfactory to the Company. Policies offered to residents of, or issued for delivery in, the State of New Jersey may only be issued on the lives of Insureds between the Ages of 18 and 70, depending upon the health and smoking status of the Insured applicants. The age of the insured is the age on his or her birthday nearest to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.


TEMPORARY INSURANCE COVERAGE


If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See "Premiums -- Premium flexibility."

Coverage under the Temporary Insurance Agreement ends (except for contracts issued in Kansas) on the earliest of:

o     the Policy Release Date, if the policy is issued as applied for;

o the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

o no later than 90 days from the date the Temporary Insurance Agreement is signed;

o the 45th day after the form is signed if you have not finished the last required medical exam;

o 5 days after the Company sends notice to you that it declines to issue any policy; and

o     the date you tell the Company that the policy will be refused.

For contracts issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

o     the Policy Release Date, if the policy is issued as applied for;

o the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

o     the date you tell the Company that the policy will be refused; and

o the day written notice of the declination and refund of premium is provided to the applicant.

If the insured dies during the period of temporary coverage, the death benefit will be:

(1) the insurance coverage applied for (including any optional riders) up to $500,000, less

(2) the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

(1) the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

(2) the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused.

Premiums will be returned to you with interest within 5 days after the date the Company sends notice to you declining to issue any policy.



INITIAL PREMIUM PAYMENT

Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The



17 DETAILED INFORMATION ABOUT THE POLICY scheduled premium payment specified in your policy must be paid in full when your policy is delivered. Your policy if issued exactly as applied for, is effective on (1) the date we authorize its delivery, or (2) any later policy date requested in the application. If your policy is issued other than as applied for, the policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living. If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you earns interest until the Policy Release Date. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 5% per year. Upon the Policy Release Date (or when your premium payment is received if you did not pay premium when you applied for the policy) your premiums will be allocated to the Money Market Subaccount. When the Free Look Period ends, amounts held in the Money Market Subaccount will be allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to examine a policy -- Free Look Period."


POLICY DATE

The Company may approve the backdating of a policy. However, the policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.


RISK CLASSIFICATION

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" in "Federal income tax considerations" in "Other information" later in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.



RIGHT TO EXAMINE A POLICY -- FREE LOOK PERIOD

The Free Look Period starts with the delivery of the Policy and ends on the latest of: (a) 10 days after its delivery to you; (b) 45 days after you sign
Part I of the application; and (c) 10 days after we mail or deliver a Notice of Withdrawal Right. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.


Your premiums will be allocated to the Money Market Subaccount until the end of the Free Look Period.


PREMIUMS

The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.


PREMIUM FLEXIBILITY


The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

(1)   the policy's Specified Amount,

(2)   any riders added to the policy, and

(3)   the insured's

      (a)   Age,

      (b)   smoking status,

      (c) gender (unless unisex cost of insurance rates apply, see "Deductions from Fund Value -- Cost of insurance"), and

      (d)   underwriting class.

The Minimum Monthly Premium will be shown in the policy. Subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The policy is guaranteed not to lapse during the first two policy years if on each monthly anniversary the conditions previously described in "Summary of the policy" are met. See also "Grace period and lapse."

Generally, your policy remains in effect so long as your policy has Surrender Value. Charges that maintain your policy are deducted monthly from Fund Value. The Surrender Value of your policy is affected by:

(1) the investment experience of any amounts in the subaccounts of MONY America Variable Account L,

(2)   the interest earned in the Guaranteed Interest Account,

(3) the deduction from Cash Value of the various charges, costs, and expenses imposed by the policy provisions, and


                                       DETAILED INFORMATION ABOUT THE POLICY  18

(4)   Outstanding debt.


This in turn affects the length of time your policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Surrender Value of your policy is sufficient to pay these charges. See "Grace period and lapse."


SCHEDULED PREMIUM PAYMENTS (PLANNED PREMIUM PAYMENTS)

When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments after the first 2 policy years. For policies offered to residents of, or issued for delivery in the Commonwealth of Massachusetts, you will determine a Planned Premium Payment. The Planned Premium Payment provides for the payment of level premiums at fixed intervals over a specified period of time. For those policyowners, the term "Scheduled Premium Payment" used in this Prospectus refers to "Planned Premium Payment."

You may elect to make monthly premium payments by the MONYMatic Plan. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid manually before premiums may be paid by the MONYMatic Plan. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace period and lapse.")


GUARANTEED DEATH BENEFIT RIDER

When you apply for a policy, you will be able to choose to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider may extend the period that the Specified Amount of your policy and certain other rider coverages will remain in effect if the subaccounts suffer adverse investment experience. The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the States of New Jersey and Texas. (See "Other optional insurance benefits.")


MODIFIED ENDOWMENT CONTRACTS

The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal income tax considerations -- Modified Endowment Contracts."


UNSCHEDULED PREMIUM PAYMENTS

Generally, you may make premium payments at any time and in any amount as long as each payment is at least $250. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death benefits under the policy," and "Federal income tax considerations." However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied as premium payments. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.


PREMIUM PAYMENTS AFFECT THE CONTINUATION OF THE POLICY

If you skip or stop paying premiums, the policy will continue in effect until the Surrender Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace period and lapse."

Your policy is guaranteed to remain in effect as long as:

(a)   the Surrender Value is greater than zero; or

(b) you have purchased the Guaranteed Death Benefit Rider and you have met all its requirements; or

(c) during the first two policy years, the Minimum Monthly Premium requirements are satisfied.



ALLOCATION OF NET PREMIUMS

Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.

You may change the allocation of net premiums at any time by submitting a proper written request to the Company's administrative office at 100 Madison Street, Syracuse, New York, 13202. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Operations Center at 100 Madison Street, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone/fax/Internet transactions." Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective on the Valuation Date we receive your instructions.

Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.


19  DETAILED INFORMATION ABOUT THE POLICY

You may also elect to change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Telephone/fax/Internet transactions".


DEATH BENEFITS UNDER THE POLICY

When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

(1)   The policy's death benefit, plus

(2)   Any insurance proceeds provided by rider, less

(3) Any Outstanding Debt reduced by any unearned loan interest (and, if in the Grace Period, less any overdue charges), less

(4) If death occurs during a period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including deduction for the month of death.

You may select one of two death benefit Options: Option I or Option II. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option I has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

OPTION I  -- The death benefit equals the greater of:

(a) The Specified Amount on date of death, plus the increase in Fund Value since last Monthly Anniversary Day; and

(b) The Fund Value on date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined by the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See "Federal income tax considerations." The death benefit percentage is 150% for insureds 40 or under, and it declines for older insureds. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option I.

OPTION II  -- The death benefit equals the greater of:

(a) The Specified Amount of the policy, plus the Fund Value as of date of death; and

(b) The Fund Value on date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option I and is stated in Appendix A. The death benefit in Option II will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option II.

EXAMPLES OF OPTIONS I AND II

The following examples demonstrate the determination of death benefits under Options I and II. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that the insured is age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.



--------------------------------------------------------------------------------
                                  POLICY 1       POLICY 2        POLICY 3
--------------------------------------------------------------------------------
Specified Amount                  $100,000       $100,000       $100,000
Fund Value on Date of Death        $35,000        $60,000        $85,000
Death Benefit Percentage             150%           150%           150%
Death Benefit under Option 1      $100,000       $150,000       $212,500
Death Benefit under Option II     $135,000       $160,000       $212,500
--------------------------------------------------------------------------------



Option I, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) and the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option I, Policies 2 & 3: The death benefit is equal to the Fund Value plus the Fund Value multiplied by the death benefit percentage since ($60,000 + ($60,000 x 150%) = $150,000 for Policy 2; $85,000 + ($85,000 x 150%) = $212,500 for
Policy 3) is greater than the Specified Amount ($100,000).

Option II, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option II, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($60,000 + ($60,000 x 150%) = $150,000).

Option II, Policy 3: The death benefit is the Fund Value plus the Fund Value multiplied by the death benefit percentage ($85,000 + ($85,000 x 150%) = $212,500) since it is greater than the Specified Amount plus the Fund Value ($100,000 + $85,000 = $185,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.


CHANGES IN DEATH BENEFIT OPTION


You may request that the death benefit option under your policy be changed from Option I to Option II, or Option II to Option I. You may make a change by sending a written request to the Company's administrative office. A change from Option II to Option I is made without providing evidence of insurability. A change from Option I to Option II will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

If you change from Option I to Option II your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. The total death benefit will not change immediately. The change to Option II will affect the determination of the death benefit from that point on. As of the date of the change, the


                                       DETAILED INFORMATION ABOUT THE POLICY  20

Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option II to Option I, the Specified Amount of the policy will remain the same. The death benefit will be reduced to the Specified Amount. However, the death benefit will equal the Fund Value on the date of death plus the Fund Value on the Monthly Anniversary day prior to the date of death times the Death Benefit Percentage if that amount is greater than the Specified Amount. The change to Option I will generally reduce the death benefit payable in the future.


A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Deductions from Fund Value -- Cost of insurance." If the policy's death benefit is not based on the death benefit percentage under Option I or II, changing from Option II to Option I will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age. Changing the Death Benefit Option may have tax consequences.


CHANGES IN SPECIFIED AMOUNT

You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the second policy anniversary. Increases in Specified Amount are not permitted on or after the insured's age 81 or if the monthly deduction is being waived. For policies offered to residents of, or issued for delivery in, the State of New Jersey, increases in Specified Amount are not permitted after the insured's age 66. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the policy is in effect and the policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

To increase or decrease the Specified Amount, send a written application to the Company's administrative office. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request. See "Other information -- Federal income tax considerations" for certain possible tax consequences and limitations.


INCREASES


An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. An increase will not be given for increments of Specified Amount less than $10,000.

When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and deductions." In addition, the fund charge associated with your policy will increase. The fund charge for the increase is computed in a similar way as for the original Specified Amount. The target premiums and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed. You cannot increase the Specified Amount if monthly deductions are being waived under the Waiver of Monthly Deduction rider.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) the new coverage segments. Allocation to new coverage segments will be in the same proportion that the guideline annual premiums for each segment bear to the sum of guideline annual premiums for all segments. Guideline annual premiums are defined by federal securities law. Fund Value will also be allocated to each coverage segment.

You will have the right to cancel an increase in the Specified Amount within the later of (1) 45 days after Part I of the application for the increase is signed, (2) ten days (or longer in certain states) after receipt of the policy endorsement applicable to the increase, or (3) ten days after mailing or personal delivery of a notice as to the availability of the Free Look provision. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The policy fund charge will also be adjusted to the amount which would have existed had the increase never taken place.



DECREASES

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

(1) To reduce the coverage segments of Specified Amount associated with the most recent increases, then

(2)   To the next most recent increases successively, and last

(3)   To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if less than $10,000.

If the reduction decreases the Specified Amount during the Fund Charges period, the Fund Charges on the remaining Specified Amount will be reduced. However, an amount equal to the reduction in the Fund Charges will be deducted from the Fund Value. See "Charges and deductions -- Fund charges." Target premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:



21  DETAILED INFORMATION ABOUT THE POLICY

(1) Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy,

(2) To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Surrender Value of your policy, or

(3) The decrease would result in a Specified Amount which is less than the Specified Amount we then allow or if the resulting Fund Value would be less than the product of: (a) the number of months to the next policy anniversary, times (b) the monthly deduction.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal income tax considerations" for information on how changes in benefits can have limitations and tax implications under various tax rules.


OTHER OPTIONAL INSURANCE BENEFITS

Subject to availability and certain requirements, you may elect to add one or more of the optional insurance benefits described below. These optional benefits are added to your Policy by an addendum called a "rider." The amounts of these benefits are fully guaranteed when issued. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your Policy. You can cancel these benefits at any time.

The Company or your financial professional can provide you with more information about these optional insurance benefits and their limitations. Some of these benefits may be selected only when you apply for your Policy. Some benefits are not available in combination with others and may not be available in your State. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract. We can add, delete or modify the riders we are making available at any time before they become an effective part of your policy.

See "Federal income tax considerations" and "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Other information" for certain possible tax consequences and limitations of adding or deleting optional insurance benefits.


GUARANTEED DEATH BENEFIT RIDER


When you apply for your policy you will be able to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider provides under certain circumstances a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect, even if the Cash Value of the policy is zero on any monthly anniversary date.

The Guaranteed Death Benefit Rider allows you to choose the length of the period during which the policy is guaranteed to remain in effect. The available two periods are:

o until the Insured age reaches 75 (but not less than 10 years from the Policy Date); or

o     until the Maturity Date of your policy.

To remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will end subject to the rider's grace period. In addition, this rider will automatically end at the later of the insured's age 75 or ten years from the policy date or the Maturity Date of the Policy ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end when the rider is no longer in force. See "Deductions from Fund Value -- Guaranteed Death Benefit Charge"

On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider you have chosen in effect. To remain in effect, we make two calculations.

The first calculation shows the net premiums you have paid. We:

(1)   total the actual premiums you have paid for the policy, and

(2)   subtract the amount of:

      (a)   partial surrenders (and associated fees), and

      (b)   outstanding debt

The second calculation shows the amount of premiums the rider required you to pay. We:

(1)   take the Monthly Guarantee Premium specified by the rider and

(2)   multiply it by the number of complete months since the policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the rider, will end. Once ended, the rider cannot be reinstated.

The grace period for this rider is explained in the section called "Grace period and lapse -- if Guaranteed Death Benefit Rider is in effect."

The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey or Texas. Because the Guaranteed Death Benefit Rider is not available, the Grace Period and Lapse will be treated as if the Guaranteed Death Benefit is not in effect.

It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.)


SPOUSE'S TERM RIDER

This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company or any other plan we choose to offer, at any time prior to the spouse's age 65 or 5 years from the issue of the rider, if later. (This rider is no longer available for new elections.)

CHILDREN'S TERM INSURANCE RIDER

This rider provides term insurance coverage on the lives of the dependent children of the insured under age 18. The coverage continues to



                                       DETAILED INFORMATION ABOUT THE POLICY  22
the policy anniversary nearest the Insured's Age 65 or the child's 22nd birthday, if earlier. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability. Coverage is limited to the lesser of one-fifth of the initial Specified Amount or $10,000. Upon the expiration of the rider coverage, it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company or any other plan we choose to offer.


ACCIDENTAL DEATH BENEFIT RIDER

This rider pays the benefit amount selected if the insured dies as a result of an accident. The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident. A benefit equal to twice the rider amount is payable if:

(1)   accidental death occurs as the result of riding as a passenger, and

(2)   the accidental death occurred while riding in a public conveyance, and

(3) the public conveyance was being operated commercially to transport passengers for hire.

The maximum amount of coverage is the initial specified amount but not more than the greater of:

(1) $100,000 total coverage of all such insurance in the Company or its affiliates, or

(2) $200,000 of all such coverages regardless of insurance companies issuing such coverages.


PURCHASE OPTION RIDER

This rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable. Coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37 and 40. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

o     Marriage of the insured.

o     Birth of a child of the insured.

o     Legal adoption of a child by insured.

A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.


WAIVER OF MONTHLY DEDUCTION RIDER

This rider provides for the waiver of certain charges while the insured has a covered total disability for 6 months without interruption and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider. The duration of the benefit depends on the age of the insured when the covered total disability occurs.



BENEFITS AT MATURITY


The maturity date for this policy is the policy anniversary on which the insured is age 95. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Surrender Value of the policy. See "Other Information - Federal income tax considerations" for the tax treatment of an endowment benefit. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments." Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.


POLICY VALUES


FUND VALUE


The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

On each Valuation Date, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value." No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.



CASH VALUE

The Cash Value of the policy equals the Fund Value less Fund Charge. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge. Once the surrender charge expires, the Cash Value equals the Fund Value.



DETERMINATION OF FUND VALUE

Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

o     Payment of premiums.

o     Amount held in the Loan Account to secure any Outstanding Debt.

o     Partial surrenders.

o     Preferred Partial Surrenders.

o     The charges assessed in connection with the policy.

o     Investment experience of the subaccounts.

o     Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

o     The investment income.

o     Realized and unrealized capital gains and losses.

23  DETAILED INFORMATION ABOUT THE POLICY

o     Expenses of a portfolio including the investment adviser fees.

o     Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating unit values for each subaccount.") On any day, the amount in a subaccount of MONY America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

o     Make partial surrenders.

o     Make Preferred Partial Surrenders.

o     Make full surrenders.

o     Transfer amounts from a subaccount (including transfers to the Loan
      Account).

o     Pay the death benefit when the insured dies.

o     Pay monthly deductions from the policy's Fund Value.

o     Pay policy transaction charges.

o     Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's administrative office. If the premium or request reaches the administrative office on a day that is not a Valuation Date, or after the close of business on a Valuation Date (after 4:00 PM Eastern
Time), the transaction date will be the next Valuation Date. All policy transactions are performed as of a Valuation Date. If a transaction date or monthly anniversary day occurs on a day other than a Valuation Date (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Telephone/fax/Internet transactions".

CALCULATING FUND VALUE

The Fund Value of your policy on the policy date is:

(a)   the net premiums received by us on or before the policy date; less

(b)   the monthly deduction due on the policy date.

After that, we make Fund Value calculations on Valuation Dates. On any Valuation Date, we determine the Fund Value of a policy as follows:

(a) determine the policy's Fund Value in each subaccount (see below) on that Valuation Date;

(b) determine the amount of any refund by multiplying the Fund Value in the subaccount by 0.04167%. This refund is determined and allocated to each subaccount on each monthly anniversary day after the 10th policy anniversary. It is based on current expectations as to mortality, investment earnings, persistency and expenses, and is not guaranteed;

(c)   total the Fund Value in each subaccount on that Valuation Date;

(d) add the Fund Value in the Guaranteed Interest Account on that Valuation Date; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Valuation Date, decreased by any allocations against the Guaranteed Interest Account before that Valuation Date for: (i) any amounts transferred to Loan Account; (ii) any amounts transferred to the sub-accounts and applicable transfer charge; (iii) any partial surrender and its fee; and (iv) any monthly deductions.

(e)   add any amounts in the Loan Account on that Valuation Date;

(f) add interest credited on that Valuation Date on the amounts in the Loan Account since the last monthly anniversary day;

(g)   add any net premiums received on that Valuation Date;

(h)   deduct any partial surrender, and its fee, made on that Valuation Date;
      and

(i)   deduct any monthly deduction to be made on that Valuation Date.


CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

The Company calculates the unit value of a subaccount on any Valuation Date as follows:

(1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

(2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

(3) Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily deductions from MONY America Variable Account -- Mortality and Expense Risk Charge." If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

(4) Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Valuation Date was set at $10.00.


TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts after the Free Look Period by sending a proper written request to the Company's administrative office. Transfers may be made by telephone if you have


                                       DETAILED INFORMATION ABOUT THE POLICY  24
proper authorization. See "Telephone/fax/Internet transactions." Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace period and lapse." No charges are currently imposed upon transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers in excess of four during a policy year and to discontinue telephone transfers.

You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Telephone/fax/Internet transactions".

After the Free Look Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account."

Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.


We offer subaccounts with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered into participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.


When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the


25 DETAILED INFORMATION ABOUT THE POLICY separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


RIGHT TO EXCHANGE POLICY

During the first 24 months following the policy date or an increase in the Specified Amount, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See "The Guaranteed Interest Account." No charge is imposed on the transfer when you exercise the exchange privilege.


POLICY LOANS

You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's administrative office. You may take a loan any time your policy has a positive Cash Value. The minimum amount you may borrow is $250. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy less any Outstanding Debt. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

Loan interest is payable in advance on each policy anniversary at an annual rate of 5.4%. Interest on the full amount of any Outstanding Debt for the following Policy Year is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. If the Policy Owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the Subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on the basis you specify, or, if you do not specify, on a proportional basis.

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 5%. After the tenth Policy anniversary, it is expected the annual interest rate that applies to the Loan Account will be 0.5% higher than otherwise applicable. This increase is not guaranteed.

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments, subject to the limitation of maintaining no more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Subaccounts and Guaranteed Interest Account on the same basis.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the policy remains in effect. During the first 2 policy years, your policy will lapse when (1) the sum of all premiums paid less partial surrenders, fees and Outstanding Debt is less than the required minimum premium amount, and (2) the minimum payment required is not made during the grace period. After the second policy anniversary (or, in some instances, the second anniversary following an increase), your policy will lapse when (1) Cash Value less Outstanding Debt is insufficient to cover the monthly deduction against the policy's Fund Value on any Monthly Anniversary Day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less any partial surrenders and their fees and less any Outstanding Debt, do not exceed the premium required under that Rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See "Grace period and lapse."

A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal income tax considerations."


                                       DETAILED INFORMATION ABOUT THE POLICY  26

FULL SURRENDER

You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy's Fund Value less (1) any Fund Charges, and (2) any Outstanding Debt reduced by any unearned loan interest (the "Surrender value").

You may surrender your policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your policy. See "Payment Plan/settlement provisions." For information on the tax effects of surrender of a policy, see "Federal income tax consideration."

PARTIAL SURRENDER

With a partial surrender, you obtain a part of the Surrender Value of your policy without having to surrender the policy in full. You may request a partial surrender after the second policy anniversary. The partial surrender will take effect on (1) the Valuation Date that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year. However, the Company reserves the right to limit the number of partial surrenders to 12 per year. A partial surrender may not result in a Specified Amount in force less than the minimum we then allow.

A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Surrender Value must be at least $500 after the partial surrender. However, partial surrenders from the Guaranteed Interest Account are subject to certain limitations. You can only make a partial surrender of amounts in the Guaranteed Interest Account to a maximum amount which bears the same proportion to the total amount being surrendered as the amount of Fund Value held in the Guaranteed Interest Account bears to the Fund Value in the Guaranteed Interest Account. and all subaccounts on the date of the partial surrender.

You may make a partial surrender by submitting a proper written request to the Company's home office. Partial surrender allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages and at least 10% of the partial surrender must be allocated against the Guaranteed Interest Account or any subaccount included in the allocation. We will not accept an allocation request that is incorrect or if there is insufficient Fund Value in the Guaranteed Interest Account or subaccount to provide the requested allocation against it. But, if an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that the Fund Value held in the Guaranteed Interest Account and each subaccount bears to the Fund Value in the Guaranteed Interest Account and all the subaccounts. As of the effective date of any partial surrender, your Fund Value, Cash Value, and Surrender Value are reduced by the amount surrendered (plus the applicable fee). The amount of any partial surrender (plus the applicable fee) is allocated proportionately to the policy owner's Fund Value in the subaccounts and Guaranteed Interest Account unless he/she requests otherwise. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

If death benefit Option 1 is in effect on the day on which a partial surrender is made, we shall then reduce the amount of the death benefit payable on that day by the amount of the partial surrender, plus its applicable fee. If the amount of that reduced death benefit is less than the Specified Amount in force on that day, then the Specified Amount in force on that day will be decreased to equal the amount of that reduced death benefit. But the amount of partial surrender cannot result in a Specified Amount in force less than the minimum Specified Amount we allow. A partial surrender will not change the Specified Amount of a policy on which the owner has selected death benefit Option II. However, assuming that the death benefit is not equal to Fund Value plus Fund Value times a death benefit percentage, the partial surrender will reduce the death benefit by the amount of the partial surrender. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the insured, a partial surrender may cause the death benefit to decrease by an amount greater than the amount of the partial surrender. See "Death benefits under the policy."

A fee for each Partial Surrender will be assessed. See "Charges and deductions -- transaction and other charges". In addition, a portion of the Fund Charges may be assessed if the Specified Amount is reduced as a result of the Partial Surrender. See "Charges and deductions -- Fund charges."

For information on the tax treatment of partial surrenders and potential tax effects of policy changes such as a reduction in Specified Amount, see "Federal income tax considerations."


PREFERRED PARTIAL SURRENDER


A Fund Charge which otherwise would have been imposed, will not be imposed to the extent required to permit the policy owner to receive amounts up to 10% of the Cash Value of the policy each year. The Cash Value of the policy is determined on the date the first request for a Partial Surrender is received in a Policy Year. The partial surrender fee will, however, be charged. The Company reserves the right to limit the number of partial surrenders available under the Preferred Partial Surrender to not more than 12 per policy year.


GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

(1)   it has a Surrender Value greater than zero, or

(2) if you have purchased the Guaranteed Death Benefit Rider, you satisfy all the requirements of that rider; and

(3) you make any required additional premium payments during a 61-day Grace Period.


SPECIAL RULE FOR THE FIRST TWO POLICY YEARS

During the first two policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

o     Your policy's Surrender Value is greater than zero, or

o The sum of the premiums paid minus all partial surrenders (and related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.


Your policy may be at risk of lapse depending on whether or not the Guaranteed Death Benefit Rider is in effect if:



27  DETAILED INFORMATION ABOUT THE POLICY

o     The insufficiency occurs at any other time, or

o The Minimum Monthly Premium test has not been met during the first two policy years (as described above).

See the explanation below.


IF GUARANTEED DEATH BENEFIT RIDER IS NOT IN EFFECT


To avoid lapse if (1) the Surrender Value is insufficient to pay the current Monthly Deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

If the Cash Value of your policy less any Outstanding Debt will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first two policy years, if the Cash Value of the policy is less than zero, you must pay:

(1)   The Minimum Monthly Premium not paid, plus

(2) Not less than two succeeding Minimum Monthly Premiums (or the number of Minimum Monthly premiums remaining until the next Scheduled Premium due date.

After the second policy anniversary, the payment required is:

(1)   The monthly deduction not paid, plus

(2) Two succeeding monthly deductions or, if greater, the number of monthly deductions until the next scheduled premium due date, plus the amount of the deductions from premiums for various taxes and the sales charge.

(See "Charges and deductions -- deductions from premiums.") The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

(1) The amount of the death benefit immediately prior to the start of the grace period, reduced by

(2)   Any unpaid monthly deductions and any Outstanding Debt.


IF GUARANTEED DEATH BENEFIT RIDER IS IN EFFECT

The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Surrender Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

(1)   The Guaranteed Death Benefit Rider is in effect, and

(2)   The test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Rider."

While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.


REINSTATEMENT

We may reinstate a lapsed policy at any time, but only:

(1)   Before the maturity date, and

(2) within five years after the monthly anniversary day which precedes the start of the grace period.

To reinstate a lapsed policy we must also receive:

(1)   A written application from you,

(2)   evidence of insurability satisfactory to us,

(3) payment of all monthly deductions that were due and unpaid during the grace period,

(4) payment of an amount at least sufficient to keep your policy in effect for three months after the reinstatement date and

(5) payment or reinstatement of any debt due us on the policy, plus payment of interest on any reinstated debt from the date of reinstatement to the next policy anniversary at the rate which applies to policy loans on the date of reinstatement.

When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

(1) The Fund Charges will be equal to the Fund Charges that would have existed had your policy been in effect since the original policy date.

(2) The Fund Value will be reduced by the decrease, if any, in the Fund Charge during the period that the policy was not in effect.

(3)   Any Outstanding Debt on the date of lapse will also be reinstated.

(4) No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions. See "Federal income tax considerations" for additional information.



                                       DETAILED INFORMATION ABOUT THE POLICY  28

5. CHARGES AND DEDUCTIONS



--------------------------------------------------------------------------------
The following chart is intended to provide an overview of the current charges and deductions under the policy. We may profit from one or more of the charges deducted under the policy. We may use these profits for any corporate purpose, including financing the distribution of the policy. Please see the discussion of each item in this prospectus and in the policy for further details.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.


------------------------------------------------------------------------------------------------------------------------------------
                                                      DEDUCTIONS FROM PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE                                                     4% during first 10 policy years
It is a % of Premium paid                                        2% in policy years 11-20
                                                                 0% after policy year 20
------------------------------------------------------------------------------------------------------------------------------------
TAX CHARGE                                                       State and local -- 2%
------------------------------------------------------------------------------------------------------------------------------------
DAC CHARGE                                                       Federal -- 1.25%
------------------------------------------------------------------------------------------------------------------------------------
                                        DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE                                  0.75% of subaccount value (0.002055% daily)
Maximum Annual Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                     DEDUCTIONS FROM FUND VALUE
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE                                         Current cost of insurance rate x net amount at risk at the beginning of the policy month. The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured and the policy year.
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE                                            See discussion of Administrative Charge for schedule.
Monthly
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT CHARGE                                  $0.01 per $1,000 of Specified Amount and certain Rider
                                                                 amounts.
Monthly Charge for Death Benefit Rider                           Please note that the Rider requires that premiums on the
                                                                 policy itself be paid in order to remain in effect.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL INSURANCE BENEFITS CHARGE                               As applicable.
Monthly Deduction for any other Optional Insurance
Benefits added by rider.
------------------------------------------------------------------------------------------------------------------------------------
TRANSACTION AND OTHER CHARGES                                    o   The lesser of 2% of the amount surrendered or $25.
o   Partial Surrender Fee                                        o   Maximum of $25 on transfers which exceed 4 in any policy
                                                                     year.(1)
o   Transfer of Fund Value (at Company's Option)
------------------------------------------------------------------------------------------------------------------------------------
FUND CHARGES                                                       See discussion of Fund Charges for grading schedule.
o   ADMINISTRATIVE FUND CHARGE
    Grades from 100% to 0% over 15 years based on a schedule.
    Factors per $1,000 of Specified Amount vary based on issue age, gender, and underwriting class.

o   SALES FUND CHARGE                                              See discussion of Fund Charges for percentage schedule.
    Percentage of premium paid in first five years up to a
    maximum amount of premiums called the target premium. Grades from 100% to 0% over 15 years based on a schedule. Factors per $1,000 of Specified Amount vary based on issue age,
    gender and underwriting class.
------------------------------------------------------------------------------------------------------------------------------------



(1)   Currently, there is no charge on transfers among investment options.



29 CHARGES AND DEDUCTIONS

The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY America Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY America Variable Account L and from the policy's Fund Value.


DEDUCTIONS FROM PREMIUMS

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

SALES CHARGE -- This charge is equal to a percent of premiums paid as follows:

o     Policy years 1-10: 4%

o     Policy years 11-20: 2%

o     Policy years after 20: 0%

The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

TAX CHARGE -- State and local premium tax -- currently 2%; charge for federal tax deferred acquisition costs of the Company -- currently 1.25%.


All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

The 1.25% DAC charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC
Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to the federal tax deferred acquisition cost provisions.


We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.


DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L

A charge is deducted daily from each subaccount of MONY America Variable Account L for the mortality and expense risks assumed by the Company.

MORTALITY AND EXPENSE RISK CHARGE -- Maximum of 0.002055% of the amount in the subaccount, which is equivalent to an annual rate of 0.75% of subaccount value.



The Mortality and Expense Risk Charge will effectively be reduced after the tenth policy anniversary. Each month after said date, an expected amount equal to 0.04167% of the subaccount value will be credited to the Fund Value allocated to the subaccounts. This is equivalent to 0.5% on an annualized basis. This amount is not guaranteed. The allocation among subaccounts will be done proportionately on each monthly anniversary following the tenth policy anniversary.

This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.


This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.


DEDUCTIONS FROM FUND VALUE

A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:


COST OF INSURANCE -- This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund Value at that time. The factors that affect the net amount at risk include investment performance, payment of premiums, and charges to the policy.


The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex laws include the State of Montana and in policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) at most ages than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose policies have been in effect for the same amount of time. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.


                                                      CHARGES AND DEDUCTIONS  30

If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).


ADMINISTRATIVE CHARGE

An administrative charge is deducted monthly from the Fund Value. The amount of this charge varies by issue age of the insured, policy duration and with the size of a policy's Specified Amount.



--------------------------------------------------------------------------------
                                    FIRST 12            EACH POLICY
                                     POLICY                MONTH
                                     MONTHS             THEREAFTER
--------------------------------------------------------------------------------
Specified Amount:

   Less than $250,000             $31.50*                 $6.50

   $250,000 to $499,000            28.50*                  3.50

   $500,000 or more                25.00*                  None
--------------------------------------------------------------------------------



* Reduced by $5.00 for issue ages 0 through 17. Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.


For purposes of this charge, if an increase or decrease in Specified Amount causes your policy to change bands, the monthly administrative charges on the monthly anniversary day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

GUARANTEED DEATH BENEFIT CHARGE -- If you elect the Guaranteed Death Benefit Rider, you will be charged $0.01 per $1,000 of policy Specified Amount and certain rider amounts per month during the term of the Guaranteed Death Benefit Rider. This charge is guaranteed never to exceed this amount.

OPTIONAL INSURANCE BENEFITS CHARGE -- A monthly deduction for any other optional insurance benefits added to the policy by rider.

FUND CHARGES

There will be a difference between the Fund Value of the policy and its Cash Value for at least the first fourteen policy years. This difference is the Fund Charges, which are contingent deferred loads. They are contingent loads because they are assessed only if the policy is surrendered, if the policy lapses, or if the Specified Amount of the policy is decreased. It is a deferred load because it is not deducted from the premiums paid. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charges against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

ADMINISTRATIVE FUND CHARGE

The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:




--------------------------------------------------------------------------------
                                                    ADMINISTRATIVE
ISSUE AGE*                                            FUND CHARGE
--------------------------------------------------------------------------------
0-25                                                     $2.50

26                                                        3.00

27                                                        3.50

28                                                        4.00

29                                                        4.50

30 or higher                                              5.00
--------------------------------------------------------------------------------



* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.


The amount of the charge remains level for five policy years. After the fifth policy Anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

For example, if a policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third policy year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that policy is increased in the fourth policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a policy, including the costs of processing applications, conducting medical examinations, determining insurability and your underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.


SALES FUND CHARGE


To determine the Sales Fund Charge, a "target premium" is used. The target premium is not based on the minimum annual premiums or the scheduled premium payments. The maximum Sales Fund Charge for the initial Specified Amount of the policy will be equal to the following percentage of premiums paid up to one target premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments. The actual Sales Fund Charge for your policy is a percentage of the premiums paid on your policy during the first five policy years, up to the maximum. This percentage varies by the Age of the Insured on the policy date as follows:

--------------------------------------------------------------------------------
                                                       PERCENTAGE OF
 AGE*                                                  PREMIUMS PAID
--------------------------------------------------------------------------------
0-17                                                       50%

18-65                                                      75%

66                                                         70%

67                                                         65%

68                                                         60%

69                                                         55%

70 or higher                                               50%
--------------------------------------------------------------------------------

* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.


31  CHARGES AND DEDUCTIONS

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth Policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year. An additional Sales Fund Charge is created each time a new coverage segment of Specified Amount is added. The Sales Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Sales Fund Charge.

During the first two Policy years, the Sales Fund Charge will be further limited.

As an example of the Sales Fund Charge calculation, if a Male Insured Age 25 purchases a Policy with a Specified Amount of $100,000, the, Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, Death Benefit Option I). The maximum Sales Fund charge during the first five Policy Years would be 75% of this amount, or $435.00.

The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.


EFFECT OF CHANGES IN SPECIFIED AMOUNT ON THE FUND CHARGE. The Fund Charges will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The Fund Charges related to the increase will be calculated in the same manner as the Fund Charges for the original Specified Amount, and will be reduced over the 15 year period following the increase. For purposes of calculating the sales fund charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new Fund Charges for the policy will equal the remaining portion of the Fund Charges for the original Specified Amount, plus the Fund Charges related to the increase.

A portion of the Fund Charges will be deducted from the Fund Value whenever the Specified Amount of the policy is reduced. This may result from (1) a requested decrease, (2) a change of death benefit option from Option II to Option I, or
(3) a partial surrender. The Fund Charges, as well as the transaction charge assessed for the partial surrender, if applicable, will be deducted from the subaccounts and the Guaranteed Interest Account in the same manner as monthly deductions. For purposes of this calculation, if any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial surrender is deducted in relation to their Fund Values. The remaining Fund Charges which apply to the policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.



TRANSACTION AND OTHER CHARGES

o Partial Surrender Fee -- The lesser of 2% of the partial surrender amount or $25.

o Transfer of Fund Value -- Maximum of $25 on each transfer in a policy year exceeding four; currently $0.

The partial surrender fee is guaranteed not to exceed the amounts above. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers which exceed 4 in any policy year. For policies issued for delivery to residents of the Commonwealth of Massachusetts, we guarantee that no transfer charge will be imposed on transfers made within one year from the date the policy is issued.

We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See "Federal income tax considerations -- Our income taxes."

We will bear the direct operating expenses of MONY America Variable Account L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.


FEES AND EXPENSES OF THE FUNDS

The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth in "Fees and Expenses of the Funds." Their Boards govern the Funds. Certain portfolios available under the policy in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.


GUARANTEE OF CERTAIN CHARGES

We guarantee that the following charges will not increase:

(1)   Mortality and expense risk charge.

(2)   Administrative charge.

(3)   Sales charge.

(4)   Guaranteed cost of insurance rates.

(5)   Fund charge.

(6)   Partial surrender fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

(1)   Future expectations with respect to investment earnings,

(2)   Mortality,

(3)   Length of time policies will remain in effect,

(4)   Expenses, and

(5)   Taxes.

In no event will they exceed the guaranteed rates defined in the policy.

                                                      CHARGES AND DEDUCTIONS  32

6. OTHER INFORMATION



--------------------------------------------------------------------------------


FEDERAL INCOME TAX CONSIDERATIONS


INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. It generally assumes the policy owner is a natural person who is a U.S. citizen and resident. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner.


TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been sufficiently addressed in published rulings. While we believe that the policies do not give policy owners investment control over MONY America Variable Account L assets, we reserve the right to modify the policies as necessary to help prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

In addition, the Code requires that the investments of MONY America Variable Account L be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

INCOME TAX TREATMENT OF POLICY BENEFITS

In general, we believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract." An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance policies are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but "Modified Endowment Contract" status generally depends on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.


Pre-death distributions from Modified Endowment Contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as Modified Endowment Contracts if the policies are issued by the same insurance company (or its affiliates) to the same policyholder in the same calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

Amount received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:


33  OTHER INFORMATION

(1)   When the taxpayer is at least 59-1/2 years old;

(2)   Which is attributable to the taxpayer becoming disabled; or

(3) Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

A corporation or other non-natural person owner will not meet any of these exceptions.

A policy may not be a Modified Endowment Contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a Modified Endowment Contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a Modified Endowment Contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a Modified Endowment Contract.

It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a Modified Endowment Contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance policies.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the Policy has been distributed.

(2) Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59-1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions when made. However, the tax consequences associated with loans after the tenth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy matures, is canceled, surrendered or lapses, the amount of the Outstanding Debt will be added to the amount deemed distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

WITHHOLDING. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

PENSION AND PROFIT SHARING PLANS. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisers.



                                                           OTHER INFORMATION  34

BUSINESS AND EMPLOYER OWNED POLICIES. Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE  INSURANCE.
 Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. A recent proposal, if enacted, could narrow the exception to 20% owners unless the policy is grandfathered.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. It is possible that certain split-dollar insurance plans may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subject such plans to new requirements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

In 2002, the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATES, GIFTS AND OTHER TAX CONSIDERATIONS. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treat-



POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treat-

35  OTHER INFORMATION
ment of the policy could change by legislation or otherwise. This could include special rules for tax-exempt entities as well as for corporate or business uses of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform recently announced its tax reform options. These options make sweeping changes to many longstanding tax rules, including certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. More recently, in connection with deficit reduction and tax reform, proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the policy. In addition, the Treasury Department may amend existing or release new regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. As a result, there are areas of some uncertainty even under current laws.

2009 OR LATER INCREASES IN BENEFITS OR COVERAGE, ADDITION OF RIDERS, OR CERTAIN OTHER POLICY CHANGES. In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 as modified by Notice 2006 - 95 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 Commissioner's Standard Ordinary mortality tables ("1980 CSO tables").

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes that are pursuant to the terms of the policy, including the addition or removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured or ratings change, are not addressed. If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings or other changes may not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.


OUR INCOME TAXES

Currently we do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge MONY America Variable Account L for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.



VOTING OF FUND SHARES

Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account L. We may elect to vote the shares of the Funds in our own right if:

(1) The Investment Company Act of 1940 (the "Act") or any regulations thereunder is amended, or

(2)   The present interpretation of the Act should change, and

(3) As a result we determine that it is permitted to vote the shares of the Funds in our right.

The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY America Variable Account L and other separate accounts of the Company. One result of proportionate voting is that a small number of policy owners may control the outcome of a vote.


DISREGARD OF VOTING INSTRUCTIONS

The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.


                                                           OTHER INFORMATION  36

REPORT TO POLICY OWNERS

A statement will be sent at least annually to each policy owner setting forth:

(1)   A summary of the transactions which occurred since the last statement, and

(2) Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

(1) Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

(2) In the sole judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

The substituted portfolio may have different fees and expenses. Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs, tax considerations or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

(1) Be operated as a management investment company under the Investment Company Act of 1940 (the "Act") or any other form permitted by law,

(2) Be deregistered under that Act if such registration is no longer required, or

(3) Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.


CHANGES TO COMPLY WITH LAW

The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.


VARIATIONS AMONG POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy. The Company or your financial professional can advise you about any variations that may apply to your policy.


37  OTHER INFORMATION

7. THE GUARANTEED INTEREST ACCOUNT



--------------------------------------------------------------------------------

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.


GENERAL DESCRIPTION

Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0133689% daily, compounded daily, for a minimum effective annual rate of 5.0%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5.0% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5.0%.) After the tenth policy anniversary, an increase in the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account and Loan Account is expected. The rate is expected to be 0.5% higher. Neither increase is guaranteed.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.


LIMITATIONS ON AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT

No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the policy owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the policy owner elects the Right to exchange Policy. See "Right to exchange Policy."


DEATH BENEFIT

The Death Benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The Death Benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last monthly anniversary or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. Under Option II, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value on date of death or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. See "Death Benefits under the Policy."

POLICY CHARGES

Deductions from premium, monthly deductions from the Fund Value, and Fund charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by Rider, and administrative Fund Charge and sales Fund Charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

Amounts may be transferred after the Free Look Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

o Transfers to the Guaranteed Interest Account may be made at any time and in any amount subject to the $250,000 limit on total


                                             THE GUARANTEED INTEREST ACCOUNT  38
      amounts allocated to the Guaranteed Interest Account. These limits are waived if the policyowner elects the Right to exchange the Policy. See "Right to exchange the Policy."

o Transfers from the Guaranteed Interest Account to the subaccounts are limited to:

      --    one in any policy year,

      -- the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of transfer, and

      -- the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the Valuation Date when it is received. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations for transfers in excess of four per policy year, subject to the maximum charge guaranteed in the policy on the number and the dollar amount of transfers.


SURRENDERS AND POLICY LOANS

You may also make full surrenders, partial surrenders, and preferred partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and cash values to the subaccounts. See "Full surrender," and "Partial surrender." However, with respect to policies issued for delivery to residents of the Commonwealth of Pennsylvania, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.


39  THE GUARANTEED INTEREST ACCOUNT

8. MORE ABOUT THE POLICY



--------------------------------------------------------------------------------

OWNERSHIP

The policy owner is the individual named as such in the application or in any later change shown in the Company's records. A change in owner can have adverse tax consequences. Consult your tax adviser as to your specific situation. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.



JOINT OWNERS

If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.



BENEFICIARY

The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the death benefit proceeds will be payable to the insured's estate.

The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds. Living means living on the earlier of: (a) the day due proof of the insured's death is received by us at the Home Office; and
(b) the 14th day after the insured's death.



THE POLICY

This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.



NOTIFICATION AND CLAIMS PROCEDURES

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.


PAYMENTS

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

(1)   Pay death benefit proceeds, and

(2) Pay the Surrender Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

o The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

o An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about account policy to government regulators.


PAYMENT PLAN/SETTLEMENT PROVISIONS

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. If a payment plan is purchased, the monthly payments consisting of proceeds plus interest will be paid in accordance with the payment plan selected under your policy. Please refer to the settlement option provisions in your policy for details. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.


PAYMENT IN CASE OF SUICIDE

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the date of issue or reinstatement date, the Company will


                                                       MORE ABOUT THE POLICY  40
limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.


ASSIGNMENT

You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal income tax considerations.") An assignment may also have other tax consequences for which you should consult your tax adviser.


ERRORS ON THE APPLICATION

If the age or gender of the insured has been misstated, the death benefit under this policy will be the sum of (a) and (b), where:

(a)   is the Fund Value on the date of death; and

(b) is the amount at risk on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or sex to the insurance rate that would have applied on that monthly anniversary day based on the correct age and sex.


INCONTESTABILITY

The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

(1) The initial Specified Amount cannot be contested after the policy has been in force during the insured's lifetime for two years from its date of issue; and

(2) An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.


POLICY ILLUSTRATION FEE

Upon written request, the Company will send you a hypothetical illustration of future benefits under the policy based on both guaranteed and current cost assumptions. We charge a fee of up to $25 for this service. We will bill you for this amount. This is not a charge that is deducted from your Fund Value. Contact the agent or the Operations Center (1-800-487-6669) to obtain a personalized illustration.

DISTRIBUTION OF THE POLICIES


The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
L. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of the Company, and AXA Distributors is an indirect wholly owned subsidiary of the Company. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA" ). Both broker-dealers also act as distributors for the Company's other life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Summary of the policy" and "Charges and deductions" earlier in this Prospectus.

DISTRIBUTOR COMPENSATION. The Company pays compensation to the Distributors based on premium payments made on the policies ("premium-based compensation"). Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.0% of premiums paid in years 2-10. Beginning in the sixth policy year, the Distributors will receive ongoing compensation based on account value of the policies sold ("asset-based compensation") up to a maximum of 0.10% annually of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid on or after the increase to a maximum amount. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above. Your AXA Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on a percentage of the account value of the policy sold ("asset-based compensation"). The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributor,



41  MORE ABOUT THE POLICY
determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of the Company's products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of the Company's policy than it pays for the sale of a policy or other financial product issued by a company other than the Company. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's policies and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend the Company's policy over a policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Compensation payments made to AXA Distributors include payments to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company's products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2010) received additional payments. These additional payments ranged from $127 to $3,689,426. The Company and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
AG Edwards
American General Securities Inc
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Colonial Brokerage, Inc.
Comerica Securities
Commonwealth Financial Network
CUSO Financial Services, LP
Essex National Securities Inc
FFP
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation


                                                       MORE ABOUT THE POLICY  42

Ironstone Securities, Inc
J.P. Turner & Co. LLC
James T. Borello & Co.
Janney Montgomery Scott
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities
Merrill Lynch Life Agency
MML Investors Services LLC
Morgan Keegan
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Pension Planners Securities Inc
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Oppenheimer & Co. Inc.
Raymond James & Associates Inc
Raymond James Financial Service
RBC Capital Markets Corp.
Robert W Baird
Royal Alliance Associates Inc.
RW Baird - Robert N. Baird & Co. Incorporated
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Gunnallen Financial, Inc.
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S Bancorp Investments, Inc.
UBS Financial Services, Inc.
United Planners' Financial Service of America
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.


43  MORE ABOUT THE POLICY

9. MORE ABOUT THE COMPANY



--------------------------------------------------------------------------------
MANAGEMENT

The business address for the officers and directors of MONY Life Insurance Company of America ("MONY America"), unless otherwise stated, is 1290 Avenue of the Americas, New York, NY 10104.

No officer or director listed below receives any compensation from Variable Account L. In addition, MONY America and its affiliates pay no separately allocable compensation to any person listed below for services rendered to Variable Account L.


DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
AXA                                    September 1993); Chairman of the Board of AXA Financial (since April 1998); Vice Chairman
25, Avenue Matignon                    (February 1996 to April 1998). Chairman and Chief Executive Officer of AXA since April 2010;
75008 Paris, France                    prior thereto, Chairman of the Management Board (May 2000 to April 2010) and Chief Executive
                                       Officer of AXA (January 2000 to May 2002); Vice Chairman of AXA's Management Board (January
                                       2000 to May 2001). Director or officer of various subsidiaries and affiliates of the AXA
                                       Group. Director of AllianceBernstein Corporation, the general partner of AllianceBernstein
                                       Holding and AllianceBernstein. A former Director of Donaldson, Lufkin and Jenrette ("DLJ")
                                       (July 1993 to Novem- ber 2000).
------------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                          Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
AXA                                    February 1998). Member of AXA's Board of Directors and Deputy Chief Executive Officer (since
25, Avenue Matignon                    April 2010); prior thereto, Member of the AXA Management Board (February 2003 to April 2010)
75008 Paris, France                    and Chief Financial Officer (May 2003 through December 2009), prior thereto, Executive Vice
                                       President, Finance, Control and Strategy, AXA (January 2000 to May 2003); prior thereto
                                       Senior Executive Vice President, International (US-UK-Benelux) AXA (January 1997 to January
                                       2000); Member of the AXA Executive Committee (since January 2000); Director, AXA Financial
                                       (since November 2003), AllianceBernstein (since February 1996) and various AXA affiliated companies. Former Director of DLJ (February 1997 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson                  Director, MONY Life and MONY America (since July 2004); Founder of Henderson Advisory
Henderson Advisory Consulting          Consulting (since January 2001); Retired Corporate Vice President, Core Business Development
425 East 86th Street, Apt. 12-C        of Bestfoods (June 1999 to December 2000). Prior thereto, President, Bestfoods Grocery
New York, NY 10028                     (formerly CPC International, Inc.) and Vice President, Bestfoods (1997 to 2000). Director and
                                       Chairperson of the Nominating & Governance Committee and Lead Director of DelMonte Foods Co.,
                                       Director and Member of the Audit Committee of PACTIV Corporation and Royal Dutch Shell plc;
                                       Former Director, Hunt Corporation (1992 to 2002); Director, AXA Financial and AXA Equitable
                                       (since December 1996).
------------------------------------------------------------------------------------------------------------------------------------
James F. Higgins                       Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
Morgan Stanley                         December 2002). Former Senior Advisor, Morgan Stanley (June 2000 to 2004); Director/Trustee,
Harborside Financial Center            Morgan Stanley Funds (since June 2000); Director, AXA Financial (since December 2002);
Plaza Two, Second Floor                President and Chief Operating Officer -- Individual Investor Group, Morgan Stanley Dean
Jersey City, NJ 07311                  Witter (June 1997 to June 2000); President and Chief Operating Officer -- Dean Witter
                                       Securities, Dean Witter Discover & Co. (1993 to May 1997); Director and Chairman of the
                                       Executive Committee, Georgetown University Board of Regents; Director, The American Ireland
                                       Fund; and a member of The American Association of Sovereign Military Order of Malta.
------------------------------------------------------------------------------------------------------------------------------------
Scott D. Miller                        Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
SSA & Company                          September 2002). Chief Executive Officer, (since February 2005) of SSA & Company. Prior
315 East Hopkins Avenue                thereto, President (May 2004 to February 2005). Prior thereto, Vice Chairman (March 2003 to
Aspen, CO 81611                        May 2004), Hyatt Hotels Corporation; President (January 2000 to March 2003); Director, AXA
                                       Financial (since September 2002); NAVTEQ (May 2004 to 2009); Director, Interval International
                                       (January 1998 to June 2003); Executive Vice President, Hyatt Development Corporation (1997 to
                                       2000); Director, Schindler Holdings, Ltd. (January 2002 to 2006).
------------------------------------------------------------------------------------------------------------------------------------


                                                      MORE ABOUT THE COMPANY 44

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Moglia                     Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
TD Ameritrade Holding Corporation    November 2002). Chairman of the Board, TD Ameritrade Holding Corporation (since October 2008).
4211 South 102nd Street              Served as President and Head Coach of the Omaha Nighthawks of the United Football League.
Omaha, NE 68127                      Prior thereto, served as Executive Advisor to the Head Football Coach at the University of
                                     Nebraska. Prior thereto, Chief Executive Officer (March 2001 to October 2008); Director, AXA
                                     Financial (since November 2002); Senior Vice President, Merrill Lynch & Co., Inc. (1984 to
                                     March 2001).
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin                       Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since March
1 Briarwood Lane                     1999); Special Assistant to the President, St. John's University (September 2003 to June
Denville, NJ 07834                   2005); prior thereto, Dean, Peter J. Tobin College of Business, St. John's University (August
                                     1998 to September 2003). Director, AllianceBernstein Corporation (since May 2000); CIT Group,
                                     Inc. (May 1984 to June 2001, June 2002 to February 2010), H. W. Wilson Co. and Junior
                                     Achievement of New York, Inc. and Member and Officer of Rock Valley Tool, LLC. Director of AXA
                                     Financial (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------
Danny L. Hale                        Director of AXA Financial, AXA Equitable, MONY Life and MONY America since May 2010. From
900 20th Avenue South, Unit 1411     January 2003 to March 2008, served as Senior Vice President and Chief Financial Officer of The
Nashville, TN 37212                  Allstate Corporation. Prior to joining The Allstate Corporation in January 2003, Executive
                                     Vice President and Chief Financial Officer of the Promus Hotel Corporation until its acquisition by the Hilton Hotels Group in 1999. Executive Vice President and Chief Financial
                                     Officer of USF&G Corporation from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Vaughan                   Director of AXA Financial, AXA Equitable, MONY Life and MONY America since May 2010. Executive
764 Lynnmore Lane                    Vice President and Chief Financial Officer of Lincoln Financial Group (1995 to May 2005);
Naples, FL 34108                     prior thereto, Chief Financial Officer (June 1992 to 1995); Senior Vice President and Chief
                                     Financial Officer of Employee Benefits Division (July 1990 to 1995). Member of the Board of
                                     Directors of MBIA Inc, serving on the Audit Committee (Chair), Compensation and Governance
                                     Committee and Executive Committee.
------------------------------------------------------------------------------------------------------------------------------------
Charlynn Goins                       Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since September
30 Beekman Place                     2006). Chairman of the Board (Distribution Committee) of The New York Community Trust (since
Apt. 8A                              July 2008); prior thereto, Vice Chairman of the Board (Distribution Committee) of The New York
New York, NY 10022                   Community Trust (June 2008 to July 2008). Formerly, Chairperson of New York City Health and
                                     Hospitals Corporation (June 2004 to September 2008). Prior thereto, Independent Trustee of the
                                     Mainstay Funds, c/o New York Life Insurance Company's family of mutual funds (March 2001 to
                                     July 2006). Member of the Distribution Committee of The New York Community Trust (since 2002);
                                     Member of the Board of Trustees of the Brooklyn Museum (since 2002); Member of the Council on
                                     Foreign Relations (since 1991). Member of the Board of Directors of Fannie Mae (since December
                                     2008).
------------------------------------------------------------------------------------------------------------------------------------
Anthony J. Hamilton                  Director of AXA Financial, Inc. (since December 1995). Director of AXA Equitable, MONY Life
AXA UK plc                           and MONY America (since May 2006). Non-executive Chairman of AXA UK plc (since 1997). Prior
5 Old Broad Street                   thereto, Chief Executive Officer (1978 to October 2002) and Director (April 1978 to January
London, England EC2N 1AD             2005) of Fox-Pitt, Kelton Group Limited. Currently, Chairman of the Investment Committee and
                                     Chairman of the Remuneration and Nomination Committee of AXA UK plc; Member of AXA's Board of
                                     Directors since April 2010, was a Member of AXA's Supervisory Board from 1996 to April 2010 and is currently Chairman of AXA's Audit Committee and a Member of AXA's Compensation and
                                     Human Resources Committee; prior thereto, Member of the Supervisory Board and Chairman of the
                                     Audit Committee and Member of the Compensation Committee of AXA (1997 to April 2010); Former
                                     Director of Binley Limited (1994 to 2009); Director of TAWA plc (since 2004); Member of the
                                     Board of Governors of Club de Golf Valderrama (since June 2006).
------------------------------------------------------------------------------------------------------------------------------------
Lorie A. Slutsky                     Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since September
The New York Community Trust         2006). President of The New York Community Trust (since 1990). Prior thereto, Executive Vice
909 Third Avenue                     President of The New York Community Trust (1987 to 1990). Director and Chairperson of
New York, NY 10022                   Corporate Governance Committee and Member of Executive and Compensation Committees of
                                     AllianceBernstein Corporation (since July 2002); Director (since 1997) and Chairman of the
                                     Board (since April 2004) of BoardSource; Co-Chairperson of Panel on the Nonprofit Sector
                                     (since May 2005); Trustee of The New School University (since 1999); Chairman of the Board of
                                     Governors of the Milano School of Management & Urban Policy (The New School) (since September
                                     2003).
------------------------------------------------------------------------------------------------------------------------------------


45 MORE ABOUT THE COMPANY

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Ezra Suleiman                        Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since May 2006).
Princeton University                 Professor of Politics, IBM Professor of International Studies - Director. Formerly, Director,
Corwin Hall                          Program in European Studies at Princeton University (September 1979 to 2008) and Professor of
Princeton, NJ 08544                  Politics (since September 1979) of Princeton University. Currently a member of AXA's Board of
                                     Directors since April 2010; prior thereto, Member of AXA's Supervisory Board (April 2003 to
                                     April 2010); Currently, President of the Advisory Board of Institut Montaigne; President of
                                     the Editorial Board of Comparative Politics; President of the Editorial Committee of La Revue
                                     des Deux Mondes and Politique Am-ricaine; Member of HEC International Advisory Board.
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Kraus                       Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since February
AllianceBernstein Corporation        2009). Director, Chairman of the Board and Chief Executive Officer of AllianceBernstein
1345 Avenue of the Americas          Corporation (since December 2008). Prior thereto, Executive Vice President of Merrill Lynch &
New York, NY 10105                   Co. (September 2008 to December 2008). Prior thereto, Co-Head, Investment Management Division of Goldman Sachs Group, Inc. (March 1986 to March 2008); also held the following positions:
                                     Co-Head of the Financial Institutions Group Tokyo (1990-1996); Partner (1994); Managing
                                     Director (1996). Currently, Director of Keewaydin Camp; Chairman of the Investment Committee
                                     of Trinity College; Chairman of the Board of Overseers of California Institute of the Arts;
                                     and Co-Chair of Friends of the Carnegie International.
------------------------------------------------------------------------------------------------------------------------------------




OFFICERS -- DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mark Pearson                         Director (since January 2011), President and Chief Executive Officer (since February 2011),
                                     AXA Financial. Chairman of the Board and Chief Executive Officer (since February 2011) and
                                     Director (since January 2011), AXA Equitable, AXA Equitable Financial Services, LLC, MONY Life
                                     and MONY America. Member of AXA's Management and Executive Committees (since 2008). President and Chief Executive Officer of AXA Japan (2008 to January 2011). Director, Representative
                                     Executive Offi- cer, President and Chief Executive Officer (June 2010 to February 2011), AXA
                                     Japan Holding Co., Ltd and AXA Life Insurance Co., Ltd. (concurrently); prior thereto,
                                     Representative Director, President and Chief Executive Officer (June 2008 to June 2010).
                                     Regional Chief Executive Officer, Life, AXA Asia Life and AXA Asia Pacific Holdings Limited
                                     (concurrently) (October 2001 to June 2008). Director and President (since January 2011), AXA
                                     America Holdings, Inc. Director (since February 2011), AllianceBernstein Corporation.
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
NAME AND PRINCIPAL BUSINESS ADDRESS  BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                         Senior Vice President (since July 2004) MONY Life and MONY America; Senior Vice President
                                     (September 1987 to present) AXA Equitable; Senior Vice President (since July 1992) AXA
                                     Financial, Inc.; Senior Vice President (since September 1999) AXA Equitable Financial
                                     Services, LLC; Senior Vice President, AXA America Holdings, Inc. (since September 2005);
                                     Senior Vice President (since December 1999) AXA Equitable Life and Annuity Company; Director
                                     (since January 2006) and Chairman of the Board (June 2003 to March 2005) Frontier Trust
                                     Company, FSB ("Frontier"); Director (since July 1999) AXA Advisors LLC; Senior Vice President
                                     (since July 1999) and former Director (July 1999 until July 2004) AXA Network, LLC (formerly
                                     EquiSource); Director and Officer of various AXA Equitable affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Piazzolla                  Senior Executive Vice President (since March 2011), AXA Financial, Inc., AXA Equitable
                                     Financial Services, LLC, AXA Equitable, MONY Life and MONY America. Senior Executive Vice
                                     President, Head of Human Resources (2005 to February 2011), UniCredit Group. Vice President,
                                     Human Resources (2001 to 2004), General Electric. Director (since March 2011), MONY Assets
                                     Corp.
------------------------------------------------------------------------------------------------------------------------------------


                                                      MORE ABOUT THE COMPANY 46

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS  BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                       Executive Vice President (November 2008 to present), Treasurer (July 2004 to present) and
                                     Chief Investment Officer (September 2004 to present) of MONY Financial Services, Inc., MONY
                                     Life and MONY America; prior thereto, Senior Vice President (July 2004 to November 2008).
                                     Executive Vice President (November to present), Treasurer (September 2003 to present) and
                                     Chief Investment Officer (September 2004 to present) of AXA Equitable; prior thereto, Senior
                                     Vice President (July 1997 to November 2008), Vice President (February 1989 to July 1997),
                                     Deputy Treasurer (February 1989 to September 1993). Executive Vice President (November 2008 to
                                     present), Treasurer (September 1993 to present) and Chief Investment Officer (September 2004 to present) of AXA Financial, Inc.; prior thereto, Senior Vice President (September 1997 to
                                     November 2008); Vice President (May 1992 to September 1997) and Assistant Treasurer (May 1992
                                     to September 1993). Executive Vice President (November 2008 to present), Treasurer (September
                                     1999 to present) and Chief Investment Officer (September 2004 to present) of AXA Equitable
                                     Financial Services, LLC; prior thereto, Senior Vice President (September 1999 to November
                                     2008). Senior Vice President (September 2005 to present) and Treasurer (November 2008 to present) of AXA America Holdings, Inc. Director, Senior Vice President and Treasurer (since
                                     July 2004), MONY Benefits Management Corp. Director, Treasurer (July 2004 to May 2005), and
                                     Senior Vice President (since December 2006); 1740 Advisers, Inc. Director, Executive Vice
                                     President and Treasurer (since July 2004), MONY Asset Management, Inc.; Director (since July
                                     2004) and Chief Financial Officer (since April 2006), MONY Agricultural Investment Advisers,
                                     Inc. President and Treasurer (since October 2004), MONY International Holdings, LLC. Director,
                                     President and Treasurer (since November 2004), MONY Life Insurance Company of the Americas,
                                     Ltd. and MONY Bank & Trust Company of the Americas, Ltd. Director and Deputy Treasurer (since
                                     December 2001), AXA Technology Services. Senior Vice President, Chief Investment Officer
                                     (since September 2004) and Treasurer (since December 1997), AXA Equitable Life & Annuity
                                     Company. Treasurer, Frontier Trust Company, FSB (June 2000 until July 2007); and AXA Network,
                                     LLC (since December 1999). Director (since July 1998), Chairman (since August 2000), and Chief
                                     Executive Officer (since September 1997), Equitable Casualty Insurance Company. Executive Vice
                                     President (since October 2009), Chief Financial Officer (since March 2010) and Treasurer, AXA
                                     Distribution Holding Corporation (since November 1999); and AXA Advisors, LLC (since December
                                     2001). Director (since July 1997), and Senior Vice President and Chief Financial Officer
                                     (since April 1998), ACMC, LLC. Director, President and Chief Executive Officer (since December
                                     2003), AXA Financial (Bermuda) Ltd. Director (since January 2005), Senior Vice President and
                                     Chief Investment Officer (since February 2005), Director (since March 2010), Executive Vice
                                     President (since December 2008), Chief Financial Officer (since March 2010), Chief Investment
                                     Officer and Treasurer (since December 2008), MONY Financial Services, Inc. U.S. Financial Life
                                     Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------


47 MORE ABOUT THE COMPANY

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS  BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Dziadzio                  Senior Executive Vice President (since January 2010) and Chief Financial Officer, AXA
                                     Equitable; prior thereto, Executive Vice President (September 2004 to January 2010) and Chief
                                     Financial Officer, Executive Vice President (September 2004 to January 2010) and Chief
                                     Financial Officer (since January 2007); Executive Vice President and Deputy Chief Financial
                                     Officer (September 2005 to December 2006). Senior Executive Vice President (since January
                                     2010) and Chief Financial Officer, MONY Life and MONY America; prior thereto, Executive Vice
                                     President (July 2004 to January 2010) and Chief Financial Officer (since January 2007). Senior
                                     Executive Vice President (since January 2010) and Chief Financial Officer (since January
                                     2007), AXA Financial, Inc.; prior thereto, Executive Vice President and Deputy Chief Financial
                                     Officer (September 2005 to January 2007); Director (since January 2007), Senior Executive Vice
                                     President (since January 2010) and Chief Financial Officer (since December 2006), AXA
                                     Equitable Financial Services, LLC; prior thereto, Executive Vice President (September 2004 to
                                     January 2010) and Chief Financial Officer (since December 2006); Director (since August 2004),
                                     AXA Advisors, LLC; Director, Chairman, President and Chief Executive Officer (since March
                                     2010), ACMC, LLC; Director and Executive Vice President (since December 2006), AXA America
                                     Holdings, Inc.; Executive Vice President and Chief Financial Officer (since December 2006),
                                     AXA Equitable Life and Annuity Company; Director, Chairman of the Board, President and Chief
                                     Executive Officer (since March 2010), AXA Distribution Holding Corporation, formerly,
                                     Executive Vice President and Chief Financial Officer (December 2006 to March 2010),; Director
                                     (since July 2004), MONY Capital Management, Inc. and MONY Agricultural Investment Advisers,
                                     Inc.; Director (since December 2006), Chairman of the Board, President and Chief Executive
                                     Officer (since March 2010), MONY Financial Services, Inc; prior thereto, Executive Vice
                                     President and Chief Financial Officer (December 2006 to March 2010);.Executive Vice President
                                     and Chief Financial Officer (December 2006 to November 2007), MONY Holdings, LLC; 1740
                                     Advisers, Inc. and MONY Asset Management, Inc.; Director (since November 2004), Frontier Trust
                                     Company, FSB; Director (January 2005 to July 2007), MONY Financial Resources of the Americas
                                     Limited. Formerly, Director (July 2004 to December 2005), The Advest Group, Inc.; Director
                                     (July 2004 to February 2005), MONY Realty Capital, Inc. and MONY Realty Partners, Inc.;
                                     Director (July 2004 to May 2005), Matrix Capital Markets Group, Inc. and Matrix Private
                                     Equities, Inc. Business Support and Development (February 2001 to June 2004), GIE AXA; Head of
                                     Finance Administration (November 1998 to February 2001), AXA Real Estate Investment Managers.
------------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                    Senior Vice President (July 2004 to present) and Chief Accounting Officer (May 2008 to present) of MONY Life and MONY America; prior thereto, Controller (July 2004 to May 2008).
                                     Senior Vice President (December 1999 to present) and Chief Accounting Officer (May 2008 to present) of AXA Financial, AXA Equitable, AXA Equitable Financial Services, LLC and MONY
                                     Financial Services, Inc.; prior thereto, Controller (December 1999 to May 2008). Senior Vice
                                     President (December 1999 to present) and Chief Accounting Officer (May 2008 to present) of AXA
                                     Equitable Life and Annuity Company. Previously held other Officerships with AXA Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Barbara Goodstein                    Executive Vice President (since July 2005), MONY Life, MONY America and AXA Equitable
                                     Financial Services, LLC. Executive Vice President (since July 2005), AXA Equitable. Director
                                     (since November 2005), AXA Advisors, LLC. Senior Vice President (September 2001 to January
                                     2005), JP Morgan Chase; President and Chief Executive Officer (February 1998 to August 2001),
                                     Instinet.com.
------------------------------------------------------------------------------------------------------------------------------------
Dave S. Hattem                       Senior Vice President (September 1999 to present) and General Counsel (February 2010 to present) of AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto, Senior
                                     Vice President (September 1999 to present) and Deputy General Counsel (May 2004 to February
                                     2010), Associate General Counsel (September 1999 to May 2004). Senior Vice President and
                                     Deputy General Counsel of AXA Financial, Inc. (September 2008 to present). Senior Vice
                                     President and Deputy General Counsel of MONY Life, MONY America and MONY Financial Services,
                                     Inc. (July 2004 to present). Senior Vice President (since August 2008) and General Counsel
                                     (since December 2010) of AXA Equitable Life and Annuity Company. Prior thereto, Senior Vice
                                     President and Deputy General Counsel (August 2008 to December 2010). Senior Vice President and
                                     Deputy General Counsel of MONY Holdings, LLC (July 2004 to November 2007).
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Green                        Senior Vice President (since July 2004) of MONY Life and MONY America. Senior Vice President
                                     (September 2002 to present) AXA Equitable. Senior Vice President (since September 2002) of AXA
                                     Equitable Financial Services, LLC; Director, President and Chief Operating Officer (since
                                     November 2002) AXA Network, LLC; Senior Vice President (since October 2002) AXA Advisors, LLC.
                                     Director, President and Chief Operating Officer (since July 2004), MONY Brokerage, Inc. and its subsidiaries. Senior Vice President, Product Manager of Solomon Smith Barney (1996 to
                                     September 2002).
------------------------------------------------------------------------------------------------------------------------------------


                                                      MORE ABOUT THE COMPANY 48

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS  BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Karen Field Hazin                    Vice President, Secretary and Associate General Counsel (since June 2005), MONY Life, MONY
                                     America and AXA Equitable Financial Services, LLC. Vice President, Secretary and Associate
                                     General Counsel (since June 2005), AXA Equitable; prior thereto, Counsel (April 2005 to June
                                     2005), Assistant Vice President and Counsel (December 2001 to June 2003), Counsel (December
                                     1996 to December 2001). Vice President, Secretary and Associate General Counsel (since June
                                     2005), AXA Financial, Inc. Vice President and Secretary (since September 2005), AXA America
                                     Holdings, Inc. Vice President, Secretary and Associate General Counsel (since June 2005), AXA
                                     Equitable Life and Annuity Com- pany. Vice President, Secretary and Associate General Counsel
                                     (since June 2005), AXA Distribution Holding Corporation. Vice President, Secretary and
                                     Associate General Counsel (June 2005 until November 2007), MONY Holdings, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Gary W. Hirschkron                   Senior Vice President, MONY Life and MONY America (since July 2004); Senior Vice President,
                                     AXA Equitable (since September 2002), Senior Vice President, AXA Equitable Financial Services,
                                     LLC (since September 2002); prior thereto, Managing Director, Management Compensation Group
                                     Northwest, LLC (1983 to September 2002).
------------------------------------------------------------------------------------------------------------------------------------
Andrew McMahon                       President (since January 2011), AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto, Senior Executive Vice President and President, Financial Protection and Wealth
                                     Management (January 2010 to January 2011); Executive Vice President (September 2005 to January
                                     2010); Senior Vice President (March 2005 to September 2005). Senior Executive Vice President
                                     and President, Financial Protection and Wealth Management (since February 2011 and May 2010 to
                                     January 2011), AXA Financial, Inc.; prior thereto, President [on an interim basis] (January
                                     2011 to February 2011). President (since January 2011), MONY Life and MONY America; prior thereto, Senior Executive Vice President and President, Financial Protection and Wealth
                                     Management (May 2010 to January 2011); Executive Vice President (September 2005 to May 2010);
                                     Senior Vice President (March 2005 to September 2005). Director and Chairman of the Board
                                     (since July 2007), MONY Brokerage, Inc. and its subsidiaries; prior thereto, Vice Chairman of the Board (January 2006 to July 2007). Director (since February 2008), Financial Marketing
                                     Agency, Inc. Director and Chief Financial Protection & Wealth Management Officer (since March
                                     2010), AXA Distributors, LLC and its subsidiaries. Director (since March 2010) and Member of the Audit Committee (since June 2010), U.S. Financial Life Insurance Company. Director (since
                                     December 2005) and Chairman of the Board (since July 2007); prior thereto, Vice Chairman of the Board (December 2005 until July 2007), AXA Network, LLC, AXA Network of Connecticut, Maine
                                     and New York, LLC, AXA Network Insurance Agency of Massachusetts, LLC. Director (since
                                     February 2007), Chairman of the Board (since July 2007) and Chief Financial Protection &
                                     Wealth Management Officer (since March 2010), AXA Advisors, LLC. Partner (June 1997 to March
                                     2005), McKinsey & Company.
------------------------------------------------------------------------------------------------------------------------------------
Charles A. Marino                    Executive Vice President (since September 2006) and Chief Actuary (since September 2005), AXA
                                     Equitable, prior thereto, Senior Vice President (September 2000 to September 2006), Actuary
                                     (May 1998 to September 2005), Vice President (May 1998 to September 2000), Assistant Vice
                                     President (October 1991 to May 1998); Executive Vice President (since September 2006) and
                                     Chief Actuary (since September 2005), MONY Life and MONY America, prior thereto, Senior Vice
                                     President (July 2004 to September 2006); Executive Vice President (since September 2006) and
                                     Chief Actuary (since September 2005), AXA Equitable Financial Services, LLC, prior thereto,
                                     Senior Vice President (September 2000 to September 2006), Actuary (September 1999 to September
                                     2005). Director and Vice President (since December 2003), AXA Financial (Bermuda) Ltd. Senior
                                     Vice President and Appointed Actuary, AXA Equitable Life and Annuity Company. Director (since
                                     May 2007) and President (since January 2008), U.S. Financial Life Insurance Company, prior thereto, Senior Vice President (December 2004 to January 2008) and Chief Actuary (August 2006
                                     to January 2008); Appointed Actuary (December 2004 to August 2006). Senior Vice President and
                                     Actuary, AXA Corporate Solutions Life Reinsurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Kevin E. Murray                      Executive Vice President (since February 2005) and Chief Information Officer (February 2005 to
                                     November 2010) of MONY Life and MONY America. Executive Vice President and Chief Information
                                     Officer (February 2005 to present); prior thereto, Senior Vice President (September 2004 to
                                     February 2005) AXA Equitable. Senior Vice President (February 2005 to present) of AXA
                                     Equitable Financial Services, LLC. Senior Vice President / Group Chief Information Officer
                                     (1996 to September 2004) of AIG.
------------------------------------------------------------------------------------------------------------------------------------


49 MORE ABOUT THE COMPANY

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS  BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Andrew Raftis                        Senior Vice President and Auditor, AXA Financial, Inc., AXA Equitable Financial Services, LLC,
                                     MONY Life Insurance Company and MONY Life Insurance Company of America (since September 2007);
                                     Deputy Head of AXA Group Audit, GIE AXA (January 2002 to June 2007); Group Risk Management
                                     Executive, AXA Asia Pacific (October 1997 to December 2001); Group Compliance Manager and
                                     Corporate Lawyer, AXA National Mutual (February 1989 to October 1997); Lawyer, Molomby &
                                     Molomby (Middletons) (February 1986 to January 1989).
------------------------------------------------------------------------------------------------------------------------------------
Anthony F. Recine                    Senior Vice President, Chief Compliance Officer and Associate General Counsel (February 2005
                                     to present) of MONY Life and MONY America. Senior Vice President, Chief Compliance Officer
                                     (February 2005 to present), and Deputy General Counsel (February 2010 to present) AXA
                                     Equitable and AXA Equitable Financial Services, LLC, prior thereto, Senior Vice President,
                                     Chief Compliance Officer and Associate General Counsel (February 2005 to February 2010), AXA
                                     Equitable and AXA Equitable Financial Services, LLC, Vice President, Deputy General and Chief
                                     Litigation Counsel (2000 to February 2005) of The MONY Group; prior thereto, Vice President and Chief Litigation Counsel (1990 to 2000).
------------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                    Senior Executive Vice President, Chief Administrative Officer and Chief Legal Counsel (since
                                     January 2010), AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto,
                                     Executive Vice President (September 2001 to January 2010) and General Counsel (November 1999
                                     to January 2010); Senior Vice President (February 1995 to September 2011) and General Counsel
                                     (November 1999 to January 2010). Senior Executive Vice President, Chief Administrative Officer
                                     and Chief Legal Counsel (since May 2010), AXA Financial, Inc.; prior thereto, Executive Vice
                                     President and General Counsel (September 2001 to May 2010); Senior Vice President and Deputy
                                     General Counsel (October 1996 to September 2001). Senior Executive Vice President, Chief
                                     Administrative Officer and Chief Legal Counsel (May 2010 to present), MONY Life and MONY
                                     America; prior thereto, Executive Vice President and General Counsel (July 2004 to May 2010).
                                     Director (since June 2004), Senior Executive Vice President and Chief Administrative Officer
                                     and Chief Legal Counsel (since December 2010), MONY Financial Services, Inc. Director (since
                                     January 2007), AXA Distribution Holding Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Mary Fernald                         Senior Vice President and Chief Underwriting Officer of AXA Equitable, AXA Equitable Financial
                                     Services, LLC, MONY Life and MONY America (September 2008 to present); Senior Vice President,
                                     Chief Underwriter of Scottish Re (2000 to September 2008).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas B. Lane                     Senior Executive Vice President and President, Retirement Savings (since February 2011), AXA
                                     Financial, Inc., AXA Equitable, AXA Equitable Financial Services, LLC, MONY Life and MONY
                                     America. Director and Member of the Audit Committee (since February 2011), U.S. Financial Life
                                     Insurance Company and AXA Equitable Life and Annuity Company. Director and Chief Retirement
                                     Savings Officer (since February 2011), AXA Advisors, LLC. Director (since November 2008) and
                                     Member of the Audit Committee, AXA Corporate Solutions Life Reinsurance Company. Director,
                                     Chairman of the Board, President, Chief Executive Officer and Chief Retirement Savings Officer
                                     (since February 2011), AXA Distributors, LLC and its subsidiaries. Head of Global Strategy &
                                     Business Support and Development (June 2008 to January 2011), AXA SA. Senior Vice President of
                                     Retail Distribution Business Platforms (February 2006 to June 2008), AXA Equitable; prior thereto, Vice President (May 2005 to February 2006).
------------------------------------------------------------------------------------------------------------------------------------
David W. O'Leary                     Executive Vice President (since September 2010), AXA Equitable, AXA Equitable Financial
                                     Services, LLC, MONY Life and MONY America; prior thereto, Head of the Financial Protection
                                     Unit (July 2010 to September 2010). Executive Vice President and Chief Operating Officer
                                     (September 2006 to June 2010), American General Life Insurance Company. Senor Vice President
                                     (February 2001 to August 2006), Mass Mutual Financial Group.
------------------------------------------------------------------------------------------------------------------------------------
Robert O. (Bucky) Wright             Executive Vice President (since September 2010), AXA Equitable, AXA Equitable Financial
                                     Services, LLC, MONY Life and MONY America. Director (since July 2010), Vice Chairman of the
                                     Board (since October 2010) and Chief Sales Officer (since September 2009), AXA Advisors, LLC.
                                     Chief Sales Officer (since April 2010), AXA Network, LLC and its subsidiaries. Director (since
                                     July 2010), MONY Brokerage, Inc. and its subsidiaries. Director (since July 2004) and Chairman of the Board (since August 2004); MONY Securities Corporation. Senior Vice President and Chief
                                     Agency Officer and various positions (1976 to July 2004), MONY Life.
------------------------------------------------------------------------------------------------------------------------------------



                                                       MORE ABOUT THE COMPANY 50

STATE REGULATION

The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.


TELEPHONE/FAX/INTERNET TRANSACTIONS

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. You may also elect to transfer Fund Value or change allocation instructions for future premiums via the Internet by completing the transaction authorization form found online at www.axa-equitable.com. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone, fax or Internet instructions as of the end of the business day that we receive them, subject to the limitations stated in this section and the Transfer section of the prospectus. We will only accept telephone, fax or Internet transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax/Internet transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax/ Internet transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Friday, 9 AM to 5 PM, Eastern Time. Internet transfer privileges and a copy of the guidelines and forms are available online at www.axa-equitable.com.

Please note that our telephone or Internet system may not always be available. Any telephone or Internet system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If your are experiencing problems, you may make your transaction request by writing our Operations Center.


LEGAL PROCEEDINGS

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in the Variable Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the Policies, or the distribution of the Policies.


REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company included in this Prospectus and in the Registration Statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as indicated in their reports herein. These financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 300 Madison Avenue, New York, New York, 10017.


FINANCIAL STATEMENTS

The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company are set forth herein.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K.

The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http:// www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

Our general obligations and any guaranteed benefits under the contract are supported by the Company's general account and are subject to the Company's claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

51  MORE ABOUT THE COMPANY

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
INDEX TO FINANCIAL STATEMENTS


With respect to MONY America Variable Account L
 Report of Independent Registered Public Accounting Firm.......................2
 Statements of Assets and Liabilities as of December 31, 2010................F-3
 Statements of Operations for the Year Ended December 31, 2010..............F-25
 Statements of Changes in Net Assets for the Years Ended December 31, 2010
  and December 31, 2009 ....................................................F-41
 Notes to Financial Statements..............................................F-72

With respect to MONY Life Insurance Company of America:
 Report of Independent Registered Public Accounting Firm.....................F-1
 Balance Sheets, December 31, 2010 and December 31, 2009.....................F-2
 Statements of Earnings (Loss), Years Ended December 31, 2010, 2009
  and 2008 ..................................................................F-3
 Statements of Shareholder's Equity and Comprehensive income (Loss),
  Years Ended December 31, 2010, 2009 and 2008 ..............................F-4
 Statements of Cash Flows, Years Ended December 31, 2010, 2009
  and 2008...................................................................F-5
Notes to Financial Statements ...............................................F-6



                                     FSA-1                                e13367

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractowners of MONY America Variable Account L


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Investment Options of MONY America Variable Account L listed in Note 1 at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010, by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York


April 25, 2011

                                     FSA-2

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010


                                                                             AMERICAN
                                                             ALL ASSET    CENTURY VP MID   AXA AGGRESSIVE
                                                            ALLOCATION*      CAP VALUE       ALLOCATION*
                                                           ------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value........  $70,736,874       $25,168        $17,566,059
Receivable for The Trusts shares sold.....................        6,041            --                 --
Receivable for policy-related transactions................           --            --              1,281
                                                            -----------       -------        -----------
  Total Assets............................................   70,742,915        25,168         17,567,340
                                                            ===========       =======        ===========
LIABILITIES:
Payable for The Trusts shares purchased...................           --            --              1,281
Payable for policy-related transactions...................        6,041            --                 --
                                                            -----------       -------        -----------
  Total Liabilities.......................................        6,041            --              1,281
                                                            ===========       =======        ===========
NET ASSETS................................................  $70,736,874       $25,168        $17,566,059
                                                            ===========       =======        ===========
NET ASSETS:
Accumulation Units........................................   70,695,088        25,168         17,565,385
Retained by MONY America in Separate Account
 MLOA L...................................................       41,786            --                674
                                                            -----------       -------        -----------
TOTAL NET ASSETS..........................................  $70,736,874       $25,168        $17,566,059
                                                            ===========       =======        ===========
Investments in shares of The Trusts, at cost..............  $69,721,138       $23,574        $18,138,006
THE TRUSTS SHARES HELD
 Class A..................................................           --            --                 82
 Class B..................................................    3,822,800            --          1,751,336
 Class II.................................................           --         1,780                 --



                                                            AXA BALANCED   AXA CONSERVATIVE   AXA CONSERVATIVE   AXA CONSERVATIVE-
                                                              STRATEGY*       ALLOCATION*     GROWTH STRATEGY*   PLUS ALLOCATION*
                                                           -------------- ------------------ ------------------ ------------------
ASSETS:
Investments in shares of The Trusts, at fair value........   $2,560,281       $2,496,553          $788,009          $5,285,853
Receivable for The Trusts shares sold.....................           --               56                --               1,197
Receivable for policy-related transactions................          519               --                --                  --
                                                             ----------       ----------          --------          ----------
  Total Assets............................................    2,560,800        2,496,609           788,009           5,287,050
                                                             ==========       ==========          ========          ==========
LIABILITIES:
Payable for The Trusts shares purchased...................          519               --                --                  --
Payable for policy-related transactions...................           --               56                --               1,197
                                                             ----------       ----------          --------          ----------
  Total Liabilities.......................................          519               56                --               1,197
                                                             ==========       ==========          ========          ==========
NET ASSETS................................................   $2,560,281       $2,496,553          $788,009          $5,285,853
                                                             ==========       ==========          ========          ==========
NET ASSETS:
Accumulation Units........................................    2,560,281        2,490,875           788,009           5,285,798
Retained by MONY America in Separate Account
 MLOA L...................................................           --            5,678                --                  55
                                                             ----------       ----------          --------          ----------
TOTAL NET ASSETS..........................................   $2,560,281       $2,496,553          $788,009          $5,285,853
                                                             ==========       ==========          ========          ==========
Investments in shares of The Trusts, at cost..............   $2,443,181       $2,532,548          $764,129          $5,272,198
THE TRUSTS SHARES HELD
 Class A..................................................           --           13,438                --               1,380
 Class B..................................................      208,694          247,658            65,683             548,158
 Class II.................................................           --               --                --                  --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                        AXA CONSERVATIVE  AXA GROWTH   AXA MODERATE
                                                           STRATEGY*       STRATEGY*    ALLOCATION*
                                                       ----------------- ------------ --------------
ASSETS:
Investments in shares of The Trusts, at fair value....      $538,737      $2,591,450   $27,881,109
Receivable for The Trusts shares sold.................            --              --            --
Receivable for policy-related transactions............           614             742        83,369
                                                            --------      ----------   -----------
  Total Assets........................................       539,351       2,592,192    27,964,478
                                                            ========      ==========   ===========
LIABILITIES:
Payable for The Trusts shares purchased...............           614             742        83,369
Payable for policy-related transactions...............            --              --            --
                                                            --------      ----------   -----------
  Total Liabilities...................................           614             742        83,369
                                                            ========      ==========   ===========
NET ASSETS............................................      $538,737      $2,591,450   $27,881,109
                                                            ========      ==========   ===========
NET ASSETS:
Accumulation Units....................................       538,737       2,591,450    27,875,441
Retained by MONY America in Separate Account
 MLOA L...............................................            --              --         5,668
                                                            --------      ----------   -----------
TOTAL NET ASSETS......................................      $538,737      $2,591,450   $27,881,109
                                                            ========      ==========   ===========
Investments in shares of The Trusts, at cost..........      $545,516      $2,420,862   $28,120,479
THE TRUSTS SHARES HELD
 Class A..............................................            --              --           232
 Class B..............................................        48,055         198,207     2,084,811



                                                          AXA MODERATE       AXA MODERATE-    AXA TACTICAL   AXA TACTICAL
                                                        GROWTH STRATEGY*   PLUS ALLOCATION*   MANAGER 400*   MANAGER 500*
                                                       ------------------ ------------------ -------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value....     $7,435,921         $57,466,485        $60,432        $31,465
Receivable for The Trusts shares sold.................             --                  --             --             --
Receivable for policy-related transactions............         12,527                  --             --             --
                                                           ----------         -----------        -------        -------
  Total Assets........................................      7,448,448          57,466,485         60,432         31,465
                                                           ==========         ===========        =======        =======
LIABILITIES:
Payable for The Trusts shares purchased...............         12,527              25,342             --             --
Payable for policy-related transactions...............             --              24,062             --             --
                                                           ----------         -----------        -------        -------
  Total Liabilities...................................         12,527              49,404             --             --
                                                           ==========         ===========        =======        =======
NET ASSETS............................................     $7,435,921         $57,417,081        $60,432        $31,465
                                                           ==========         ===========        =======        =======
NET ASSETS:
Accumulation Units....................................      7,435,921          57,415,820         60,432         31,465
Retained by MONY America in Separate Account
 MLOA L...............................................             --               1,261             --             --
                                                           ----------         -----------        -------        -------
TOTAL NET ASSETS......................................     $7,435,921         $57,417,081        $60,432        $31,465
                                                           ==========         ===========        =======        =======
Investments in shares of The Trusts, at cost..........     $6,999,446         $59,696,404        $59,408        $30,434
THE TRUSTS SHARES HELD
 Class A..............................................             --               5,414             --             --
 Class B..............................................        576,454           5,541,494          3,941          2,298

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                             AXA TACTICAL
                                                             AXA TACTICAL       MANAGER        DREYFUS STOCK    EQ/ALLIANCEBERNSTEIN
                                                            MANAGER 2000*   INTERNATIONAL*   INDEX FUND, INC.      INTERNATIONAL*
                                                           --------------- ---------------- ------------------ ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $28,273          $32,515         $24,281,478          $3,106,916
Receivable for The Trusts shares sold.....................          --               --             224,689                 285
Receivable for policy-related transactions................          --               --                  --                  --
                                                               -------          -------         -----------          ----------
  Total Assets............................................      28,273           32,515          24,506,167           3,107,201
                                                               =======          =======         ===========          ==========
LIABILITIES:
Payable for The Trusts shares purchased...................          --               --                  --                  --
Payable for policy-related transactions...................          --               --             224,689                 285
                                                               -------          -------         -----------          ----------
  Total Liabilities.......................................          --               --             224,689                 285
                                                               =======          =======         ===========          ==========
NET ASSETS................................................     $28,273          $32,515         $24,281,478          $3,106,916
                                                               =======          =======         ===========          ==========
NET ASSETS:
Accumulation Units........................................      28,273           32,515          24,263,263           3,106,858
Retained by MONY America in Separate Account
 MLOA L...................................................          --               --              18,215                  58
                                                               -------          -------         -----------          ----------
TOTAL NET ASSETS..........................................     $28,273          $32,515         $24,281,478          $3,106,916
                                                               =======          =======         ===========          ==========
Investments in shares of The Trusts, at cost..............     $27,263          $31,786         $23,942,071          $3,363,296
THE TRUSTS SHARES HELD
 Class A..................................................          --               --                  --              80,343
 Class B..................................................       1,856            2,557                  --             285,458
 Initial Shares...........................................          --               --             818,385                  --



                                                                                    EQ/BLACKROCK   EQ/BLACKROCK
                                                             EQ/ALLIANCEBERNSTEIN    BASIC VALUE   INTERNATIONAL
                                                               SMALL CAP GROWTH*       EQUITY*        VALUE*
                                                            ---------------------- -------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value........        $2,040,360         $3,293,001     $5,520,000
Receivable for The Trusts shares sold.....................                --                 --             --
Receivable for policy-related transactions................               763                470          1,444
                                                                  ----------         ----------     ----------
  Total Assets............................................         2,041,123          3,293,471      5,521,444
                                                                  ==========         ==========     ==========
LIABILITIES:
Payable for The Trusts shares purchased...................               763                468          1,444
Payable for policy-related transactions...................                --                 --             --
                                                                  ----------         ----------     ----------
  Total Liabilities.......................................               763                468          1,444
                                                                  ==========         ==========     ==========
NET ASSETS................................................        $2,040,360         $3,293,003     $5,520,000
                                                                  ==========         ==========     ==========
NET ASSETS:
Accumulation Units........................................         2,040,360          3,292,860      5,519,624
Retained by MONY America in Separate Account
 MLOA L...................................................                --                143            376
                                                                  ----------         ----------     ----------
TOTAL NET ASSETS..........................................        $2,040,360         $3,293,003     $5,520,000
                                                                  ==========         ==========     ==========
Investments in shares of The Trusts, at cost..............        $1,589,295         $2,962,157     $6,156,677
THE TRUSTS SHARES HELD
 Class A..................................................            39,902                 --        304,748
 Class B..................................................            87,370            240,625        167,000
 Initial Shares...........................................                --                 --             --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                              EQ/CALVERT    EQ/CAPITAL
                                                        EQ/BOSTON ADVISORS     SOCIALLY      GUARDIAN
                                                          EQUITY INCOME*     RESPONSIBLE*     GROWTH*
                                                       -------------------- -------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value....      $16,769,303       $1,384,655     $553,958
Receivable for The Trusts shares sold.................            3,556               --           --
Receivable for policy-related transactions............               --              404            1
                                                            -----------       ----------     --------
  Total Assets........................................       16,772,859        1,385,059      553,959
                                                            ===========       ==========     ========
LIABILITIES:
Payable for The Trusts shares purchased...............               --              404           --
Payable for policy-related transactions...............            3,556               --           --
                                                            -----------       ----------     --------
  Total Liabilities...................................            3,556              404           --
                                                            ===========       ==========     ========
NET ASSETS............................................      $16,769,303       $1,384,655     $553,959
                                                            ===========       ==========     ========
NET ASSETS:
Accumulation Units....................................       16,664,949        1,384,655      553,959
Retained by MONY America in Separate Account
 MLOA L...............................................          104,354               --           --
                                                            -----------       ----------     --------
TOTAL NET ASSETS......................................      $16,769,303       $1,384,655     $553,959
                                                            ===========       ==========     ========
Investments in shares of The Trusts, at cost..........      $18,668,515       $1,356,221     $490,689
THE TRUSTS SHARES HELD
 Class A..............................................        1,729,575          155,674       16,460
 Class B..............................................        1,458,173           34,698       25,658



                                                        EQ/CAPITAL
                                                         GUARDIAN      EQ/COMMON    EQ/CORE BOND   EQ/EQUITY 500
                                                         RESEARCH*   STOCK INDEX*      INDEX*         INDEX*
                                                       ------------ -------------- -------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value....  $3,936,048    $3,629,271    $36,765,578     $3,647,168
Receivable for The Trusts shares sold.................          --            --         71,801             --
Receivable for policy-related transactions............       2,684           957             --          1,598
                                                        ----------    ----------    -----------     ----------
  Total Assets........................................   3,938,732     3,630,228     36,837,379      3,648,766
                                                        ==========    ==========    ===========     ==========
LIABILITIES:
Payable for The Trusts shares purchased...............       2,684           957             --          1,598
Payable for policy-related transactions...............          --            --         71,649             --
                                                        ----------    ----------    -----------     ----------
  Total Liabilities...................................       2,684           957         71,649          1,598
                                                        ==========    ==========    ===========     ==========
NET ASSETS............................................  $3,936,048    $3,629,271    $36,765,730     $3,647,168
                                                        ==========    ==========    ===========     ==========
NET ASSETS:
Accumulation Units....................................   3,772,907     3,629,271     36,679,844      3,647,168
Retained by MONY America in Separate Account
 MLOA L...............................................     163,141            --         85,886             --
                                                        ----------    ----------    -----------     ----------
TOTAL NET ASSETS......................................  $3,936,048    $3,629,271    $36,765,730     $3,647,168
                                                        ==========    ==========    ===========     ==========
Investments in shares of The Trusts, at cost..........  $3,527,056    $3,248,754    $37,106,007     $3,242,038
THE TRUSTS SHARES HELD
 Class A..............................................     308,509         1,887      3,572,880             --
 Class B..............................................      15,655       225,130        214,249        167,053

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                          EQ/GAMCO
                                                          EQ/EQUITY      MERGERS &     EQ/GAMCO SMALL
                                                        GROWTH PLUS*   ACQUISITIONS*   COMPANY VALUE*
                                                       -------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value....  $10,654,530       $607,730       $76,968,949
Receivable for The Trusts shares sold.................           --             --             9,175
Receivable for policy-related transactions............          476          1,167                --
                                                        -----------       --------       -----------
  Total Assets........................................   10,655,006        608,897        76,978,124
                                                        ===========       ========       ===========
LIABILITIES:
Payable for The Trusts shares purchased...............          476          1,167                --
Payable for policy-related transactions...............           --             --             9,175
                                                        -----------       --------       -----------
  Total Liabilities...................................          476          1,167             9,175
                                                        ===========       ========       ===========
NET ASSETS............................................  $10,654,530       $607,730       $76,968,949
                                                        ===========       ========       ===========
NET ASSETS:
Accumulation Units....................................   10,651,483        607,388        76,968,505
Retained by MONY America in Separate Account
 MLOA L...............................................        3,047            342               444
                                                        -----------       --------       -----------
TOTAL NET ASSETS......................................  $10,654,530       $607,730       $76,968,949
                                                        ===========       ========       ===========
Investments in shares of The Trusts, at cost..........  $10,152,168       $579,068       $55,728,318
THE TRUSTS SHARES HELD
 Class A..............................................           --             --                --
 Class B..............................................      712,944         48,746         1,968,822



                                                                                        EQ/INTERMEDIATE
                                                         EQ/GLOBAL   EQ/GLOBAL MULTI-      GOVERNMENT     EQ/INTERNATIONAL
                                                        BOND PLUS*    SECTOR EQUITY*      BOND INDEX*        CORE PLUS*
                                                       ------------ ------------------ ----------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value....  $1,046,202      $5,699,238        $16,653,725         $779,491
Receivable for The Trusts shares sold.................          --          11,893                 --               --
Receivable for policy-related transactions............       1,053              --                203                9
                                                        ----------      ----------        -----------         --------
  Total Assets........................................   1,047,255       5,711,131         16,653,928          779,500
                                                        ==========      ==========        ===========         ========
LIABILITIES:
Payable for The Trusts shares purchased...............       1,053              --                203                9
Payable for policy-related transactions...............          --          11,893                 --               --
                                                        ----------      ----------        -----------         --------
  Total Liabilities...................................       1,053          11,893                203                9
                                                        ==========      ==========        ===========         ========
NET ASSETS............................................  $1,046,202      $5,699,238        $16,653,725         $779,491
                                                        ==========      ==========        ===========         ========
NET ASSETS:
Accumulation Units....................................   1,046,202       5,699,081         16,532,725          779,491
Retained by MONY America in Separate Account
 MLOA L...............................................          --             157            121,000               --
                                                        ----------      ----------        -----------         --------
TOTAL NET ASSETS......................................  $1,046,202      $5,699,238        $16,653,725         $779,491
                                                        ==========      ==========        ===========         ========
Investments in shares of The Trusts, at cost..........  $1,035,226      $5,599,871        $16,714,945         $670,236
THE TRUSTS SHARES HELD
 Class A..............................................          --          87,002          1,625,375               --
 Class B..............................................     105,128         369,779             60,802           81,051

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                             EQ/JPMORGAN
                                                        EQ/INTERNATIONAL        VALUE       EQ/LARGE CAP
                                                             GROWTH*       OPPORTUNITIES*    CORE PLUS*
                                                       ------------------ ---------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value....     $17,184,550        $448,673        $314,811
Receivable for The Trusts shares sold.................          10,319              --              --
Receivable for policy-related transactions............              --              88               7
                                                           -----------        --------        --------
  Total Assets........................................      17,194,869         448,761         314,818
                                                           ===========        ========        ========
LIABILITIES:
Payable for The Trusts shares purchased...............              --              88               7
Payable for policy-related transactions...............          10,319              --              --
                                                           -----------        --------        --------
  Total Liabilities...................................          10,319              88               7
                                                           ===========        ========        ========
NET ASSETS............................................     $17,184,550        $448,673        $314,811
                                                           ===========        ========        ========
NET ASSETS:
Accumulation Units....................................      17,166,334         448,673         314,811
Retained by MONY America in Separate Account
 MLOA L...............................................          18,216              --              --
                                                           -----------        --------        --------
TOTAL NET ASSETS......................................     $17,184,550        $448,673        $314,811
                                                           ===========        ========        ========
Investments in shares of The Trusts, at cost..........     $15,306,212        $392,677        $282,524
THE TRUSTS SHARES HELD
 Class A..............................................              --           1,136              --
 Class B..............................................       2,643,965          44,672          43,608



                                                         EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                        GROWTH INDEX*   GROWTH PLUS*   VALUE INDEX*   VALUE PLUS*
                                                       --------------- -------------- -------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value....     $879,938       $586,233       $329,890     $7,870,711
Receivable for The Trusts shares sold.................           --             --             --             --
Receivable for policy-related transactions............           37             56             29            989
                                                           --------       --------       --------     ----------
  Total Assets........................................      879,975        586,289        329,919      7,871,700
                                                           ========       ========       ========     ==========
LIABILITIES:
Payable for The Trusts shares purchased...............           37             56             29            989
Payable for policy-related transactions...............           --             --             --             --
                                                           --------       --------       --------     ----------
  Total Liabilities...................................           37             56             29            989
                                                           ========       ========       ========     ==========
NET ASSETS............................................     $879,938       $586,233       $329,890     $7,870,711
                                                           ========       ========       ========     ==========
NET ASSETS:
Accumulation Units....................................      879,938        586,233        329,890      7,851,206
Retained by MONY America in Separate Account
 MLOA L...............................................           --             --             --         19,505
                                                           --------       --------       --------     ----------
TOTAL NET ASSETS......................................     $879,938       $586,233       $329,890     $7,870,711
                                                           ========       ========       ========     ==========
Investments in shares of The Trusts, at cost..........     $710,489       $498,020       $310,687     $9,654,134
THE TRUSTS SHARES HELD
 Class A..............................................           --             --             --        519,213
 Class B..............................................      102,849         35,228         62,835        253,873

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                              EQ/LORD ABBETT      EQ/LORD ABBETT
                                                            GROWTH AND INCOME*   LARGE CAP CORE*   EQ/MID CAP INDEX *
                                                           -------------------- ----------------- --------------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $6,685,066           $445,638          $4,645,418
Receivable for The Trusts shares sold.....................              --                 --                  --
Receivable for policy-related transactions................             120                 39                 943
                                                                ----------           --------          ----------
  Total Assets............................................       6,685,186            445,677           4,646,361
                                                                ==========           ========          ==========
LIABILITIES:
Payable for The Trusts shares purchased...................             120                 39                 929
Payable for policy-related transactions...................              --                 --                  --
                                                                ----------           --------          ----------
  Total Liabilities.......................................             120                 39                 929
                                                                ==========           ========          ==========
NET ASSETS................................................      $6,685,066           $445,638          $4,645,432
                                                                ==========           ========          ==========
NET ASSETS:
Accumulation Units........................................       6,684,829            445,638           4,645,432
Retained by MONY America in Separate Account
 MLOA L...................................................             237                 --                  --
                                                                ----------           --------          ----------
TOTAL NET ASSETS..........................................      $6,685,066           $445,638          $4,645,432
                                                                ==========           ========          ==========
Investments in shares of The Trusts, at cost..............      $6,359,762           $360,699          $4,199,684
THE TRUSTS SHARES HELD
 Class A..................................................         604,157                 --             321,659
 Class B..................................................          42,698             36,824             233,082



                                                                                          EQ/MONTAG &
                                                             EQ/MID CAP     EQ/MONEY       CALDWELL     EQ/MORGAN STANLEY
                                                            VALUE PLUS*      MARKET*        GROWTH*      MID CAP GROWTH*
                                                           ------------- -------------- -------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value........  $13,900,467   $18,784,980    $49,094,886       $11,000,229
Receivable for The Trusts shares sold.....................           --            --          1,006                --
Receivable for policy-related transactions................        2,391            --             --             4,179
                                                            -----------   -----------    -----------       -----------
  Total Assets............................................   13,902,858    18,784,980     49,095,892        11,004,408
                                                            ===========   ===========    ===========       ===========
LIABILITIES:
Payable for The Trusts shares purchased...................          358         4,844             --             4,179
Payable for policy-related transactions...................           --        36,500          1,006                --
                                                            -----------   -----------    -----------       -----------
  Total Liabilities.......................................          358        41,344          1,006             4,179
                                                            ===========   ===========    ===========       ===========
NET ASSETS................................................  $13,902,500   $18,743,636    $49,094,886       $11,000,229
                                                            ===========   ===========    ===========       ===========
NET ASSETS:
Accumulation Units........................................   13,895,857    18,668,376     49,083,965        11,000,100
Retained by MONY America in Separate Account
 MLOA L...................................................        6,643        75,260         10,921               129
                                                            -----------   -----------    -----------       -----------
TOTAL NET ASSETS..........................................  $13,902,500   $18,743,636    $49,094,886       $11,000,229
                                                            ===========   ===========    ===========       ===========
Investments in shares of The Trusts, at cost..............  $12,920,253   $18,781,639    $41,931,120       $ 8,215,352
THE TRUSTS SHARES HELD
 Class A..................................................    1,198,804    14,670,667             --           540,285
 Class B..................................................      188,167     4,104,789      8,018,428            97,117

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                        EQ/PIMCO ULTRA    EQ/QUALITY       EQ/SMALL
                                                          SHORT BOND*     BOND PLUS*    COMPANY INDEX*
                                                       ---------------- -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value....    $6,081,298     $ 9,612,372      $7,529,924
Receivable for The Trusts shares sold.................        23,913           7,038              --
Receivable for policy-related transactions............            --              --             464
                                                          ----------     -----------      ----------
  Total Assets........................................     6,105,211       9,619,410       7,530,388
                                                          ==========     ===========      ==========
LIABILITIES:
Payable for The Trusts shares purchased...............            --              --             464
Payable for policy-related transactions...............        23,913           6,170              --
                                                          ----------     -----------      ----------
  Total Liabilities...................................        23,913           6,170             464
                                                          ==========     ===========      ==========
NET ASSETS............................................    $6,081,298     $ 9,613,240      $7,529,924
                                                          ==========     ===========      ==========
NET ASSETS:
Accumulation Units....................................     6,081,194       9,611,741       7,529,733
Retained by MONY America in Separate Account
 MLOA L...............................................           104           1,499             191
                                                          ----------     -----------      ----------
TOTAL NET ASSETS......................................    $6,081,298     $ 9,613,240      $7,529,924
                                                          ==========     ===========      ==========
Investments in shares of The Trusts, at cost..........    $6,111,230     $10,307,540      $5,351,254
THE TRUSTS SHARES HELD
 Class A..............................................       151,815          15,292         574,320
 Class B..............................................       459,132       1,113,667         141,640



                                                                                                           EQ/WELLS FARGO
                                                        EQ/T. ROWE PRICE   EQ/UBS GROWTH   EQ/VAN KAMPEN   ADVANTAGE OMEGA
                                                          GROWTH STOCK*      & INCOME*       COMSTOCK*         GROWTH*
                                                       ------------------ --------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value....     $38,614,588      $15,478,914       $580,728       $1,040,732
Receivable for The Trusts shares sold.................           8,363           11,641             --               --
Receivable for policy-related transactions............              --               --            792              876
                                                           -----------      -----------       --------       ----------
  Total Assets........................................      38,622,951       15,490,555        581,520        1,041,608
                                                           ===========      ===========       ========       ==========
LIABILITIES:
Payable for The Trusts shares purchased...............              --               --            792              876
Payable for policy-related transactions...............           8,363           11,641             --               --
                                                           -----------      -----------       --------       ----------
  Total Liabilities...................................           8,363           11,641            792              876
                                                           ===========      ===========       ========       ==========
NET ASSETS............................................     $38,614,588      $15,478,914       $580,728       $1,040,732
                                                           ===========      ===========       ========       ==========
NET ASSETS:
Accumulation Units....................................      38,585,207       15,473,934        580,728        1,040,732
Retained by MONY America in Separate Account
 MLOA L...............................................          29,381            4,980             --               --
                                                           -----------      -----------       --------       ----------
TOTAL NET ASSETS......................................     $38,614,588      $15,478,914       $580,728       $1,040,732
                                                           ===========      ===========       ========       ==========
Investments in shares of The Trusts, at cost..........     $34,761,561      $14,543,729       $506,731       $  884,712
THE TRUSTS SHARES HELD
 Class A..............................................              --               --             --               --
 Class B..............................................       1,877,175        2,600,269         60,775          101,282

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                        FIDELITY(R) VIP  FIDELITY(R) VIP   FIDELITY(R) VIP
                                                         ASSET MANAGER    CONTRAFUND(R)    GROWTH & INCOME
                                                           PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                       ---------------- ----------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value....      $5,783         $26,505,022         $508,273
Receivable for The Trusts shares sold.................          --              12,474               --
Receivable for policy-related transactions............          --                  --               --
                                                            ------         -----------         --------
  Total Assets........................................       5,783          26,517,496          508,273
                                                            ======         ===========         ========
LIABILITIES:
Payable for The Trusts shares purchased...............          --                  --               --
Payable for policy-related transactions...............          --              12,474               --
                                                            ------         -----------         --------
  Total Liabilities...................................          --              12,474               --
                                                            ======         ===========         ========
NET ASSETS............................................      $5,783         $26,505,022         $508,273
                                                            ======         ===========         ========
NET ASSETS:
Accumulation Units....................................       5,783          26,498,208          508,273
Retained by MONY America in Separate Account
 MLOA L...............................................          --               6,814               --
                                                            ------         -----------         --------
TOTAL NET ASSETS......................................      $5,783         $26,505,022         $508,273
                                                            ======         ===========         ========
Investments in shares of The Trusts, at cost..........      $5,499         $24,561,422         $503,196
THE TRUSTS SHARES HELD
 Class 2..............................................          --                  --               --
 Initial Class........................................         398             237,606           39,512
 Service Class........................................          --             868,907               --
 Service Class 2......................................          --               6,058              743



                                                        FIDELITY(R) VIP                     FRANKLIN RISING   FRANKLIN SMALL
                                                            MID CAP       FRANKLIN INCOME      DIVIDENDS         CAP VALUE
                                                           PORTFOLIO      SECURITIES FUND      SECURITIES       SECURITIES
                                                       ----------------- ----------------- ----------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value....      $78,087          $7,296,120         $736,919          $25,807
Receivable for The Trusts shares sold.................           --                 506              158               --
Receivable for policy-related transactions............           --                  --               --               --
                                                            -------          ----------         --------          -------
  Total Assets........................................       78,087           7,296,626          737,077           25,807
                                                            =======          ==========         ========          =======
LIABILITIES:
Payable for The Trusts shares purchased...............           --                  --               --               --
Payable for policy-related transactions...............           --                 506              158               --
                                                            -------          ----------         --------          -------
  Total Liabilities...................................           --                 506              158               --
                                                            =======          ==========         ========          =======
NET ASSETS............................................      $78,087          $7,296,120         $736,919          $25,807
                                                            =======          ==========         ========          =======
NET ASSETS:
Accumulation Units....................................       78,087           7,296,026          736,914           25,807
Retained by MONY America in Separate Account
 MLOA L...............................................           --                  94                5               --
                                                            -------          ----------         --------          -------
TOTAL NET ASSETS......................................      $78,087          $7,296,120         $736,919          $25,807
                                                            =======          ==========         ========          =======
Investments in shares of The Trusts, at cost..........      $74,620          $7,100,456         $671,813          $22,967
THE TRUSTS SHARES HELD
 Class 2..............................................           --             492,316           39,156            1,588
 Initial Class........................................           --                  --               --               --
 Service Class........................................           --                  --               --               --
 Service Class 2......................................        2,430                  --               --               --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                            FRANKLIN       GOLDMAN SACHS    INVESCO V.I.
                                                        STRATEGIC INCOME    VIT MID CAP      FINANCIAL
                                                         SECURITIES FUND     VALUE FUND    SERVICES FUND
                                                       ------------------ --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value....       $85,137          $53,859         $174,716
Receivable for The Trusts shares sold.................            --               --               --
Receivable for policy-related transactions............            --               --                4
                                                             -------          -------         --------
  Total Assets........................................        85,137           53,859          174,720
                                                             =======          =======         ========
LIABILITIES:
Payable for The Trusts shares purchased...............            --               --                4
Payable for policy-related transactions...............            --               --               --
                                                             -------          -------         --------
  Total Liabilities...................................            --               --                4
                                                             =======          =======         ========
NET ASSETS............................................       $85,137          $53,859         $174,716
                                                             =======          =======         ========
NET ASSETS:
Accumulation Units....................................        85,137           53,859          174,716
Retained by MONY America in Separate Account
 MLOA L...............................................            --               --               --
                                                             -------          -------         --------
TOTAL NET ASSETS......................................       $85,137          $53,859         $174,716
                                                             =======          =======         ========
Investments in shares of The Trusts, at cost..........       $83,493          $46,391         $156,054
THE TRUSTS SHARES HELD
 Class 2..............................................         6,693               --               --
 Series I.............................................            --               --           31,088
 Series II............................................            --               --               --
 Service Shares Class.................................            --            3,814               --



                                                         INVESCO V.I.   INVESCO V.I.    INVESCO V.I.   INVESCO V.I.
                                                        GLOBAL HEALTH    GLOBAL REAL   INTERNATIONAL   MID CAP CORE
                                                          CARE FUND      ESTATE FUND    GROWTH FUND     EQUITY FUND
                                                       --------------- -------------- --------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value....     $653,883        $79,820        $68,826         $19,280
Receivable for The Trusts shares sold.................           11             --             --              --
Receivable for policy-related transactions............           --             --             --              --
                                                           --------        -------        -------         -------
  Total Assets........................................      653,894         79,820         68,826          19,280
                                                           ========        =======        =======         =======
LIABILITIES:
Payable for The Trusts shares purchased...............           --             --             --              --
Payable for policy-related transactions...............           11             --             --              --
                                                           --------        -------        -------         -------
  Total Liabilities...................................           11             --             --              --
                                                           ========        =======        =======         =======
NET ASSETS............................................     $653,883        $79,820        $68,826         $19,280
                                                           ========        =======        =======         =======
NET ASSETS:
Accumulation Units....................................      653,883         79,820         68,826          19,280
Retained by MONY America in Separate Account
 MLOA L...............................................           --             --             --              --
                                                           --------        -------        -------         -------
TOTAL NET ASSETS......................................     $653,883        $79,820        $68,826         $19,280
                                                           ========        =======        =======         =======
Investments in shares of The Trusts, at cost..........     $622,433        $76,419        $65,756         $18,204
THE TRUSTS SHARES HELD
 Class 2..............................................           --             --             --              --
 Series I.............................................       39,131             --             --              --
 Series II............................................           --          5,997          2,428           1,570
 Service Shares Class.................................           --             --             --              --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                       INVESCO VAN
                                                        INVESCO V.I.   INVESCO V.I.    KAMPEN V.I.
                                                          SMALL CAP     TECHNOLOGY    GLOBAL VALUE
                                                         EQUITY FUND       FUND        EQUITY FUND
                                                       -------------- -------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value....     $11,526       $277,429       $552,883
Receivable for The Trusts shares sold.................          --             15              3
Receivable for policy-related transactions............          --             --             --
                                                           -------       --------       --------
  Total Assets........................................      11,526        277,444        552,886
                                                           =======       ========       ========
LIABILITIES:
Payable for The Trusts shares purchased...............          --             --             --
Payable for policy-related transactions...............          --             15              3
                                                           -------       --------       --------
  Total Liabilities...................................          --             15              3
                                                           =======       ========       ========
NET ASSETS............................................     $11,526       $277,429       $552,883
                                                           =======       ========       ========
NET ASSETS:
Accumulation Units....................................      11,526        277,322        552,864
Retained by MONY America in Separate Account
 MLOA L...............................................          --            107             19
                                                           -------       --------       --------
TOTAL NET ASSETS......................................     $11,526       $277,429       $552,883
                                                           =======       ========       ========
Investments in shares of The Trusts, at cost..........     $10,618       $216,218       $554,752
THE TRUSTS SHARES HELD
 Common Shares........................................          --             --             --
 Institutional Shares.................................          --             --             --
 Series I.............................................          --         17,339         70,252
 Series II............................................         708             --             --



                                                                      IVY FUNDS    IVY FUNDS     JANUS ASPEN
                                                         IVY FUNDS     VIP MID     VIP SMALL   SERIES BALANCED
                                                        VIP ENERGY   CAP GROWTH   CAP GROWTH      PORTFOLIO
                                                       ------------ ------------ ------------ ----------------
ASSETS:
Investments in shares of The Trusts, at fair value....   $106,016     $141,124      $37,432      $8,807,191
Receivable for The Trusts shares sold.................         --           --           --           2,561
Receivable for policy-related transactions............         --           --           --              --
                                                         --------     --------      -------      ----------
  Total Assets........................................    106,016      141,124       37,432       8,809,752
                                                         ========     ========      =======      ==========
LIABILITIES:
Payable for The Trusts shares purchased...............         --           --           --              --
Payable for policy-related transactions...............         --           --           --           2,561
                                                         --------     --------      -------      ----------
  Total Liabilities...................................         --           --           --           2,561
                                                         ========     ========      =======      ==========
NET ASSETS............................................   $106,016     $141,124      $37,432      $8,807,191
                                                         ========     ========      =======      ==========
NET ASSETS:
Accumulation Units....................................    106,016      141,124       37,432       8,807,059
Retained by MONY America in Separate Account
 MLOA L...............................................         --           --           --             132
                                                         --------     --------      -------      ----------
TOTAL NET ASSETS......................................   $106,016     $141,124      $37,432      $8,807,191
                                                         ========     ========      =======      ==========
Investments in shares of The Trusts, at cost..........   $ 86,783     $130,153      $33,415      $8,194,066
THE TRUSTS SHARES HELD
 Common Shares........................................     16,579       16,240        3,555              --
 Institutional Shares.................................         --           --           --         311,208
 Series I.............................................         --           --           --              --
 Series II............................................         --           --           --              --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                                   JANUS ASPEN
                                                               JANUS ASPEN       JANUS ASPEN     JANUS ASPEN     SERIES PERKINS
                                                            SERIES ENTERPRISE   SERIES FORTY   SERIES OVERSEAS    MID CAP VALUE
                                                                PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                           ------------------- -------------- ----------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $13,556,888      $17,600,656       $9,439,548       $1,450,394
Receivable for The Trusts shares sold.....................          17,177              677            2,058               12
Receivable for policy-related transactions................              --               --               --               --
                                                               -----------      -----------       ----------       ----------
  Total Assets............................................      13,574,065       17,601,333        9,441,606        1,450,406
                                                               ===========      ===========       ==========       ==========
LIABILITIES:
Payable for The Trusts shares purchased...................              --               --               --               --
Payable for policy-related transactions...................          17,177              677            2,058               12
                                                               -----------      -----------       ----------       ----------
  Total Liabilities.......................................          17,177              677            2,058               12
                                                               ===========      ===========       ==========       ==========
NET ASSETS................................................     $13,556,888      $17,600,656       $9,439,548       $1,450,394
                                                               ===========      ===========       ==========       ==========
NET ASSETS:
Accumulation Units........................................      13,556,755       17,599,225        9,439,456        1,449,784
Retained by MONY America in Separate Account
 MLOA L...................................................             133            1,431               92              610
                                                               -----------      -----------       ----------       ----------
TOTAL NET ASSETS..........................................     $13,556,888      $17,600,656       $9,439,548       $1,450,394
                                                               ===========      ===========       ==========       ==========
Investments in shares of The Trusts, at cost..............     $10,843,268      $15,333,890       $7,729,761       $1,426,499
THE TRUSTS SHARES HELD
 Institutional Shares.....................................         350,126          427,560           58,989               --
 Service Class............................................              --               --               --               --
 Service Shares Class.....................................              --           65,825          108,349           92,147




                                                                JANUS ASPEN     LAZARD RETIREMENT
                                                             SERIES WORLDWIDE   EMERGING MARKETS   MFS(R) INTERNATIONAL
                                                                 PORTFOLIO      EQUITY PORTFOLIO     VALUE PORTFOLIO
                                                            ------------------ ------------------ ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $11,486,802         $353,918             $168,228
Receivable for The Trusts shares sold.....................            3,410               --                   --
Receivable for policy-related transactions................               --           11,934                   --
                                                                -----------         --------             --------
  Total Assets............................................       11,490,212          365,852              168,228
                                                                ===========         ========             ========
LIABILITIES:
Payable for The Trusts shares purchased...................               --           11,934                   --
Payable for policy-related transactions...................            3,410               --                   --
                                                                -----------         --------             --------
  Total Liabilities.......................................            3,410           11,934                   --
                                                                ===========         ========             ========
NET ASSETS................................................      $11,486,802         $353,918             $168,228
                                                                ===========         ========             ========
NET ASSETS:
Accumulation Units........................................       11,485,540          353,918              168,228
Retained by MONY America in Separate Account
 MLOA L...................................................            1,262               --                   --
                                                                -----------         --------             --------
TOTAL NET ASSETS..........................................      $11,486,802         $353,918             $168,228
                                                                ===========         ========             ========
Investments in shares of The Trusts, at cost..............      $10,582,483         $343,596             $154,651
THE TRUSTS SHARES HELD
 Institutional Shares.....................................          381,241               --                   --
 Service Class............................................               --               --               10,903
 Service Shares Class.....................................               --           15,170                   --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                        MFS(R) INVESTORS
                                                          GROWTH STOCK    MFS(R) INVESTORS   MFS(R) UTILITIES
                                                             SERIES         TRUST SERIES          SERIES
                                                       ----------------- ------------------ ------------------
ASSETS:
Investments in shares of The Trusts, at fair value....       $3,417            $1,223           $1,505,680
Receivable for The Trusts shares sold.................           --                --                   26
Receivable for policy-related transactions............           --                --                   --
                                                             ------            ------           ----------
  Total Assets........................................        3,417             1,223            1,505,706
                                                             ======            ======           ==========
LIABILITIES:
Payable for The Trusts shares purchased...............           --                --                   --
Payable for policy-related transactions...............           --                --                   20
                                                             ------            ------           ----------
  Total Liabilities...................................           --                --                   20
                                                             ======            ======           ==========
NET ASSETS............................................       $3,417            $1,223           $1,505,686
                                                             ======            ======           ==========
NET ASSETS:
Accumulation Units....................................        3,417             1,223            1,505,686
Retained by MONY America in Separate Account
 MLOA L...............................................           --                --                   --
                                                             ------            ------           ----------
TOTAL NET ASSETS......................................       $3,417            $1,223           $1,505,686
                                                             ======            ======           ==========
Investments in shares of The Trusts, at cost..........       $3,143            $1,077           $1,402,960
THE TRUSTS SHARES HELD
 Class A..............................................           --                --                   --
 Class B..............................................           --                --                   --
 Initial Class........................................           --                --               59,584
 Service Class........................................          318                61                   --



                                                                                             MULTIMANAGER    MULTIMANAGER
                                                           MULTIMANAGER      MULTIMANAGER   INTERNATIONAL   LARGE CAP CORE
                                                        AGGRESSIVE EQUITY*    CORE BOND*       EQUITY*         EQUITY*
                                                       -------------------- -------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value....      $1,447,243        $8,602,983      $1,212,982       $238,426
Receivable for The Trusts shares sold.................              --                --              --             --
Receivable for policy-related transactions............             247               442              67             10
                                                            ----------        ----------      ----------       --------
  Total Assets........................................       1,447,490         8,603,425       1,213,049        238,436
                                                            ==========        ==========      ==========       ========
LIABILITIES:
Payable for The Trusts shares purchased...............             222               442              67             10
Payable for policy-related transactions...............              --                --              --             --
                                                            ----------        ----------      ----------       --------
  Total Liabilities...................................             222               442              67             10
                                                            ==========        ==========      ==========       ========
NET ASSETS............................................      $1,447,268        $8,602,983      $1,212,982       $238,426
                                                            ==========        ==========      ==========       ========
NET ASSETS:
Accumulation Units....................................       1,447,268         8,602,936       1,212,982        238,426
Retained by MONY America in Separate Account
 MLOA L...............................................              --                47              --             --
                                                            ----------        ----------      ----------       --------
TOTAL NET ASSETS......................................      $1,447,268        $8,602,983      $1,212,982       $238,426
                                                            ==========        ==========      ==========       ========
Investments in shares of The Trusts, at cost..........      $1,149,659        $8,495,762      $1,209,291       $200,658
THE TRUSTS SHARES HELD
 Class A..............................................              --           712,413              --             --
 Class B..............................................          53,933           108,152         110,107         23,441
 Initial Class........................................              --                --              --             --
 Service Class........................................              --                --              --             --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                              MULTIMANAGER       MULTIMANAGER     MULTIMANAGER       MULTIMANAGER
                                                            LARGE CAP VALUE*   MID CAP GROWTH*   MID CAP VALUE*   MULTI-SECTOR BOND*
                                                           ------------------ ----------------- ---------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $5,237,211          $425,826        $1,013,572         $2,307,689
Receivable for The Trusts shares sold.....................             --                --                --                 --
Receivable for policy-related transactions................             20                15                91              1,877
                                                               ----------          --------        ----------         ----------
  Total Assets............................................      5,237,231           425,841         1,013,663          2,309,566
                                                               ==========          ========        ==========         ==========
LIABILITIES:
Payable for The Trusts shares purchased...................             20                15                91              1,877
Payable for policy-related transactions...................             --                --                --                 --
                                                               ----------          --------        ----------         ----------
  Total Liabilities.......................................             20                15                91              1,877
                                                               ==========          ========        ==========         ==========
NET ASSETS................................................     $5,237,211          $425,826        $1,013,572         $2,307,689
                                                               ==========          ========        ==========         ==========
NET ASSETS:
Accumulation Units........................................      5,237,070           425,826         1,013,572          2,307,407
Retained by MONY America in Separate Account
 MLOA L...................................................            141                --                --                282
                                                               ----------          --------        ----------         ----------
TOTAL NET ASSETS..........................................     $5,237,211          $425,826        $1,013,572         $2,307,689
                                                               ==========          ========        ==========         ==========
Investments in shares of The Trusts, at cost..............     $5,399,403          $319,205        $  747,811         $2,466,352
THE TRUSTS SHARES HELD
 Class A..................................................        421,087                --                --            298,236
 Class B..................................................        114,345            47,375           102,678            297,236



                                                                MULTIMANAGER       MULTIMANAGER     MULTIMANAGER
                                                             SMALL CAP GROWTH*   SMALL CAP VALUE*    TECHNOLOGY*
                                                            ------------------- ------------------ --------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $13,400,065          $491,895        $1,162,219
Receivable for The Trusts shares sold.....................               --               296                --
Receivable for policy-related transactions................              683                --               142
                                                                -----------          --------        ----------
  Total Assets............................................       13,400,748           492,191         1,162,361
                                                                ===========          ========        ==========
LIABILITIES:
Payable for The Trusts shares purchased...................              683                --               142
Payable for policy-related transactions...................               --               296                --
                                                                -----------          --------        ----------
  Total Liabilities.......................................              683               296               142
                                                                ===========          ========        ==========
NET ASSETS................................................      $13,400,065          $491,895        $1,162,219
                                                                ===========          ========        ==========
NET ASSETS:
Accumulation Units........................................       13,399,765           491,696         1,162,219
Retained by MONY America in Separate Account
 MLOA L...................................................              300               199                --
                                                                -----------          --------        ----------
TOTAL NET ASSETS..........................................      $13,400,065          $491,895        $1,162,219
                                                                ===========          ========        ==========
Investments in shares of The Trusts, at cost..............      $11,614,980          $386,536        $  914,710
THE TRUSTS SHARES HELD
 Class A..................................................               --                --                --
 Class B..................................................        1,517,966            45,568            90,736

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                      PIMCO VARIABLE
                                                                                 OPPENHEIMER          INSURANCE TRUST
                                                             MUTUAL SHARES    GLOBAL SECURITIES   COMMODITYREALRETURN(R)
                                                            SECURITIES FUND        FUND/VA          STRATEGY PORTFOLIO
                                                           ----------------- ------------------- ------------------------
ASSETS:
Investments in shares of The Trusts, at fair value........      $57,632           $2,021,740             $110,921
Receivable for The Trusts shares sold.....................           --                   --                   --
Receivable for policy-related transactions................           --                  138                  900
                                                                -------           ----------             --------
  Total Assets............................................       57,632            2,021,878              111,821
                                                                =======           ==========             ========
LIABILITIES:
Payable for The Trusts shares purchased...................           --                  136                  900
Payable for policy-related transactions...................           --                   --                   --
                                                                -------           ----------             --------
  Total Liabilities.......................................           --                  136                  900
                                                                =======           ==========             ========
NET ASSETS................................................      $57,632           $2,021,742             $110,921
                                                                =======           ==========             ========
NET ASSETS:
Accumulation Units........................................       57,632            2,021,742              110,921
Retained by MONY America in Separate Account
 MLOA L...................................................           --                   --                   --
                                                                -------           ----------             --------
TOTAL NET ASSETS..........................................      $57,632           $2,021,742             $110,921
                                                                =======           ==========             ========
Investments in shares of The Trusts, at cost..............      $55,900           $1,783,644             $102,462
THE TRUSTS SHARES HELD
 Administrative Class.....................................           --                   --                   --
 Advisor Class............................................           --                   --               12,243
 Class II.................................................           --                   --                   --
 Class 2..................................................        3,613                   --                   --
 Service Class............................................           --               67,302                   --



                                                             PIMCO VARIABLE
                                                            INSURANCE TRUST    PIMCO VARIABLE   PIMCO VARIABLE
                                                              GLOBAL BOND     INSURANCE TRUST   INSURANCE TRUST
                                                               PORTFOLIO        REAL RETURN      TOTAL RETURN    T. ROWE PRICE
                                                               (UNHEDGED)        PORTFOLIO         PORTFOLIO     EQUITY INCOME
                                                           ----------------- ----------------- ---------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value........     $3,590,100         $266,099         $952,541         $16,209
Receivable for The Trusts shares sold.....................            287               --               --              --
Receivable for policy-related transactions................             --               80            3,950              --
                                                               ----------         --------         --------         -------
  Total Assets............................................      3,590,387          266,179          956,491          16,209
                                                               ==========         ========         ========         =======
LIABILITIES:
Payable for The Trusts shares purchased...................             --               79            3,938              --
Payable for policy-related transactions...................            287               --               --              --
                                                               ----------         --------         --------         -------
  Total Liabilities.......................................            287               79            3,938              --
                                                               ==========         ========         ========         =======
NET ASSETS................................................     $3,590,100         $266,100         $952,553         $16,209
                                                               ==========         ========         ========         =======
NET ASSETS:
Accumulation Units........................................      3,588,953          266,100          952,553          16,209
Retained by MONY America in Separate Account
 MLOA L...................................................          1,147               --               --              --
                                                               ----------         --------         --------         -------
TOTAL NET ASSETS..........................................     $3,590,100         $266,100         $952,553         $16,209
                                                               ==========         ========         ========         =======
Investments in shares of The Trusts, at cost..............     $3,440,032         $273,389         $988,675         $14,933
THE TRUSTS SHARES HELD
 Administrative Class.....................................        266,130               --               --              --
 Advisor Class............................................             --           20,251           85,969              --
 Class II.................................................             --               --               --             815
 Class 2..................................................             --               --               --              --
 Service Class............................................             --               --               --              --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2010


                                                             TEMPLETON          TEMPLETON         TEMPLETON
                                                        DEVELOPING MARKETS     GLOBAL BOND          GROWTH
                                                          SECURITIES FUND    SECURITIES FUND   SECURITIES FUND
                                                       -------------------- ----------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value....       $169,428            $420,246          $12,727
Receivable for The Trusts shares sold.................             --                  --               --
Receivable for policy-related transactions............             --                  82                1
                                                             --------            --------          -------
  Total Assets........................................        169,428             420,328           12,728
                                                             ========            ========          =======
LIABILITIES:
Payable for The Trusts shares purchased...............             --                  79               --
Payable for policy-related transactions...............             --                  --               --
                                                             --------            --------          -------
  Total Liabilities...................................             --                  79               --
                                                             ========            ========          =======
NET ASSETS............................................       $169,428            $420,249          $12,728
                                                             ========            ========          =======
NET ASSETS:
Accumulation Units....................................        169,428             420,249           12,728
Retained by MONY America in Separate Account
 MLOA L...............................................             --                  --               --
                                                             --------            --------          -------
TOTAL NET ASSETS......................................       $169,428            $420,249          $12,728
                                                             ========            ========          =======
Investments in shares of The Trusts, at cost..........       $153,819            $416,795          $12,724
THE TRUSTS SHARES HELD
 Class S..............................................             --                  --               --
 Class I..............................................             --                  --               --
 Class 2..............................................         14,994              21,562            1,156
 Initial Class........................................             --                  --               --



                                                        UIF EMERGING    VAN ECK VIP   VAN ECK VIP   VAN ECK VIP
                                                        MARKETS DEBT     EMERGING     GLOBAL BOND   GLOBAL HARD
                                                          PORTFOLIO    MARKETS FUND       FUND      ASSETS FUND
                                                       -------------- -------------- ------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value....    $160,519      $2,151,749      $250,347      $666,576
Receivable for The Trusts shares sold.................          --              --            26            --
Receivable for policy-related transactions............          --               9            --            75
                                                          --------      ----------      --------      --------
  Total Assets........................................     160,519       2,151,758       250,373       666,651
                                                          ========      ==========      ========      ========
LIABILITIES:
Payable for The Trusts shares purchased...............          --               8            --            75
Payable for policy-related transactions...............          --              --            26            --
                                                          --------      ----------      --------      --------
  Total Liabilities...................................          --               8            26            75
                                                          ========      ==========      ========      ========
NET ASSETS............................................    $160,519      $2,151,750      $250,347      $666,576
                                                          ========      ==========      ========      ========
NET ASSETS:
Accumulation Units....................................     160,509       2,151,750       250,347       666,570
Retained by MONY America in Separate Account
 MLOA L...............................................          10              --            --             6
                                                          --------      ----------      --------      --------
TOTAL NET ASSETS......................................    $160,519      $2,151,750      $250,347      $666,576
                                                          ========      ==========      ========      ========
Investments in shares of The Trusts, at cost..........    $150,163      $1,421,439      $242,182      $530,547
THE TRUSTS SHARES HELD
 Class S..............................................          --              --            --         4,635
 Class I..............................................      19,720              --            --            --
 Class 2..............................................          --              --            --            --
 Initial Class........................................          --         152,175        20,810        13,149

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.



                                                 CONTRACT                                    UNITS
                                                CHARGES**    SHARE CLASS*    UNIT VALUE   OUTSTANDING
FUNDS                                          ----------- ---------------- ------------ ------------
ALL ASSET ALLOCATION........................       0.00%           B         $  14.03         9,000
ALL ASSET ALLOCATION........................       0.00%           B         $ 108.07           766
ALL ASSET ALLOCATION........................       0.35%           B         $  11.98       150,535
ALL ASSET ALLOCATION........................       0.35%           B         $  12.14       973,152
ALL ASSET ALLOCATION........................       0.35%           B         $  12.65         6,914
ALL ASSET ALLOCATION........................       0.35%           B         $  13.15       201,632
ALL ASSET ALLOCATION........................       0.75%           B         $  24.78     2,184,150

AMERICAN CENTURY VP MID CAP VALUE...........       0.00%       Class II      $ 106.72           236

AXA AGGRESSIVE ALLOCATION...................       0.00%           A         $   8.91            92
AXA AGGRESSIVE ALLOCATION...................       0.00%           B         $ 144.93       116,725
AXA AGGRESSIVE ALLOCATION...................       0.35%           B         $   8.72        61,890
AXA AGGRESSIVE ALLOCATION...................       0.75%           B         $   8.59        12,557

AXA BALANCED STRATEGY.......................       0.00%           B         $ 111.97        22,865

AXA CONSERVATIVE ALLOCATION.................       0.00%           A         $  11.02        11,653
AXA CONSERVATIVE ALLOCATION.................       0.00%           B         $ 131.35        14,577
AXA CONSERVATIVE ALLOCATION.................       0.35%           B         $  10.79        15,351
AXA CONSERVATIVE ALLOCATION.................       0.75%           B         $  10.64        26,530

AXA CONSERVATIVE GROWTH STRATEGY............       0.00%           B         $ 110.78         7,113

AXA CONSERVATIVE-PLUS ALLOCATION............       0.00%           A         $  10.44         1,271
AXA CONSERVATIVE-PLUS ALLOCATION............       0.00%           B         $ 134.11        31,388
AXA CONSERVATIVE-PLUS ALLOCATION............       0.35%           B         $  10.21        56,253
AXA CONSERVATIVE-PLUS ALLOCATION............       0.75%           B         $  10.07        48,504

AXA CONSERVATIVE STRATEGY...................       0.00%           B         $ 108.15         4,981

AXA GROWTH STRATEGY.........................       0.00%           B         $ 114.36        22,660

AXA MODERATE ALLOCATION.....................       0.00%           A         $  10.08           310
AXA MODERATE ALLOCATION.....................       0.00%           B         $ 141.78       175,143
AXA MODERATE ALLOCATION.....................       0.35%           B         $   9.86       243,152
AXA MODERATE ALLOCATION.....................       0.75%           B         $   9.72        66,097

AXA MODERATE GROWTH STRATEGY................       0.00%           B         $ 113.12        65,733

AXA MODERATE-PLUS ALLOCATION................       0.00%           A         $   9.56         5,866
AXA MODERATE-PLUS ALLOCATION................       0.00%           B         $ 145.92       365,052
AXA MODERATE-PLUS ALLOCATION................       0.35%           B         $   9.36       311,136
AXA MODERATE-PLUS ALLOCATION................       0.75%           B         $   9.22       133,424

AXA TACTICAL MANAGER 400....................       0.00%           B         $ 106.93           565

AXA TACTICAL MANAGER 500....................       0.00%           B         $ 104.00           303

AXA TACTICAL MANAGER 2000...................       0.00%           B         $ 105.76           267

AXA TACTICAL MANAGER INTERNATIONAL..........       0.00%           B         $ 105.04             -
AXA TACTICAL MANAGER INTERNATIONAL..........       0.00%           B         $ 105.04           310

DREYFUS STOCK INDEX FUND, INC...............       0.00%    Initial Shares   $  16.46       630,097
DREYFUS STOCK INDEX FUND, INC...............       0.35%    Initial Shares   $  10.52        87,943
DREYFUS STOCK INDEX FUND, INC...............       0.35%    Initial Shares   $  10.58       968,665
DREYFUS STOCK INDEX FUND, INC...............       0.75%    Initial Shares   $   9.40       289,829

EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........       0.00%           A         $  11.12        62,083
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........       0.00%           B         $ 112.82        21,417
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......       0.00%           A         $  15.17         2,973
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......       0.35%           A         $  13.76         4,132
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......       0.35%           A         $  13.79        40,240

----------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                 CONTRACT                                  UNITS
                                                CHARGES**   SHARE CLASS*   UNIT VALUE   OUTSTANDING
FUNDS                                          ----------- -------------- ------------ ------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......       0.00%         B          $ 205.77        6,723

EQ/BLACKROCK BASIC VALUE EQUITY.............       0.00%         B          $ 258.94        9,567
EQ/BLACKROCK BASIC VALUE EQUITY.............       0.35%         B          $  14.01       58,213

EQ/BLACKROCK INTERNATIONAL VALUE............       0.00%         A          $  15.68      227,362
EQ/BLACKROCK INTERNATIONAL VALUE............       0.00%         B          $ 148.80       13,134

EQ/BOSTON ADVISORS EQUITY INCOME............       0.00%         A          $  16.93      506,010
EQ/BOSTON ADVISORS EQUITY INCOME............       0.60%         A          $  10.43       39,889
EQ/BOSTON ADVISORS EQUITY INCOME............       0.00%         B          $ 119.67        4,518
EQ/BOSTON ADVISORS EQUITY INCOME............       0.35%         B          $  13.58        2,494
EQ/BOSTON ADVISORS EQUITY INCOME............       0.35%         B          $  13.73       38,433
EQ/BOSTON ADVISORS EQUITY INCOME............       0.35%         B          $  14.02      270,826
EQ/BOSTON ADVISORS EQUITY INCOME............       0.35%         B          $  14.25      112,676
EQ/BOSTON ADVISORS EQUITY INCOME............       0.75%         B          $  12.01       98,093

EQ/CALVERT SOCIALLY RESPONSIBLE.............       0.00%         A          $   8.12          420
EQ/CALVERT SOCIALLY RESPONSIBLE.............       0.35%         A          $   6.93        9,987
EQ/CALVERT SOCIALLY RESPONSIBLE.............       0.35%         A          $   7.19      127,037
EQ/CALVERT SOCIALLY RESPONSIBLE.............       0.75%         A          $   7.82       19,080
EQ/CALVERT SOCIALLY RESPONSIBLE.............       0.00%         B          $  90.37          374
EQ/CALVERT SOCIALLY RESPONSIBLE.............       0.35%         B          $   9.76       22,101

EQ/CAPITAL GUARDIAN GROWTH..................       0.00%         A          $  12.00       18,044
EQ/CAPITAL GUARDIAN GROWTH..................       0.00%         B          $  78.84        4,280

EQ/CAPITAL GUARDIAN RESEARCH................       0.00%         A          $   9.62        6,407
EQ/CAPITAL GUARDIAN RESEARCH................       0.35%         A          $   9.31      127,282
EQ/CAPITAL GUARDIAN RESEARCH................       0.35%         A          $   9.49       17,006
EQ/CAPITAL GUARDIAN RESEARCH................       0.35%         A          $  13.94       54,588
EQ/CAPITAL GUARDIAN RESEARCH................       0.60%         A          $  10.67      118,985
EQ/CAPITAL GUARDIAN RESEARCH................       0.75%         A          $  11.54       12,424
EQ/CAPITAL GUARDIAN RESEARCH................       0.00%         B          $ 136.67        1,392

EQ/COMMON STOCK INDEX.......................       0.00%         A          $  15.12        2,006
EQ/COMMON STOCK INDEX.......................       0.00%         B          $  96.85       37,159

EQ/CORE BOND INDEX..........................       0.00%         A          $  14.14    1,204,891
EQ/CORE BOND INDEX..........................       0.35%         A          $  13.72       69,350
EQ/CORE BOND INDEX..........................       0.35%         A          $  13.93      502,278
EQ/CORE BOND INDEX..........................       0.35%         A          $  14.29       17,209
EQ/CORE BOND INDEX..........................       0.35%         A          $  14.36      421,479
EQ/CORE BOND INDEX..........................       0.60%         A          $  10.66       11,234
EQ/CORE BOND INDEX..........................       0.75%         A          $  10.64      300,660
EQ/CORE BOND INDEX..........................       0.00%         B          $ 126.76       16,433

EQ/EQUITY 500 INDEX.........................       0.00%         B          $ 105.01       34,731

EQ/EQUITY GROWTH PLUS.......................       0.00%         B          $ 165.32       14,433
EQ/EQUITY GROWTH PLUS.......................       0.35%         B          $  11.44      554,373
EQ/EQUITY GROWTH PLUS.......................       0.75%         B          $  11.20      171,572

EQ/GAMCO MERGERS & ACQUISITIONS.............       0.00%         B          $ 135.51        4,482

EQ/GAMCO SMALL COMPANY VALUE................       0.00%         B          $  43.94       34,702
EQ/GAMCO SMALL COMPANY VALUE................       0.00%         B          $ 200.19       21,845
EQ/GAMCO SMALL COMPANY VALUE................       0.35%         B          $  25.92       16,374
EQ/GAMCO SMALL COMPANY VALUE................       0.35%         B          $  26.95      369,517
EQ/GAMCO SMALL COMPANY VALUE................       0.35%         B          $  33.76       50,546
EQ/GAMCO SMALL COMPANY VALUE................       0.35%         B          $  35.75      608,963
EQ/GAMCO SMALL COMPANY VALUE................       0.75%         B          $  64.41      577,626

EQ/GLOBAL BOND PLUS.........................       0.00%         B          $ 127.62        8,198

EQ/GLOBAL MULTI-SECTOR EQUITY...............       0.35%         A          $  27.99        4,860

----------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                 CONTRACT                                  UNITS
                                                CHARGES**   SHARE CLASS*   UNIT VALUE   OUTSTANDING
FUNDS                                          ----------- -------------- ------------ ------------
EQ/GLOBAL MULTI-SECTOR EQUITY...............       0.35%         A          $  29.73        31,992
EQ/GLOBAL MULTI-SECTOR EQUITY...............       0.00%         B          $ 216.87           924
EQ/GLOBAL MULTI-SECTOR EQUITY...............       0.00%         B          $ 216.87        20,341

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......       0.00%         A          $  16.94       531,448
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......       0.35%         A          $  13.07       174,794
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......       0.35%         A          $  13.08         7,242
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......       0.35%         A          $  15.32       170,999
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......       0.35%         A          $  15.38        16,368
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......       0.75%         A          $  18.21        98,887
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......       0.00%         B          $ 115.59         4,120

EQ/INTERNATIONAL CORE PLUS..................       0.00%         B          $ 139.91         5,571

EQ/INTERNATIONAL GROWTH.....................       0.00%         B          $  15.29         4,155
EQ/INTERNATIONAL GROWTH.....................       0.00%         B          $ 159.59         8,402
EQ/INTERNATIONAL GROWTH.....................       0.35%         B          $  13.69        64,172
EQ/INTERNATIONAL GROWTH.....................       0.35%         B          $  14.57       365,478
EQ/INTERNATIONAL GROWTH.....................       0.75%         B          $  21.43       446,101

EQ/JPMORGAN VALUE OPPORTUNITIES.............       0.00%         A          $   8.22         1,350
EQ/JPMORGAN VALUE OPPORTUNITIES.............       0.00%         B          $ 162.02         2,701

EQ/LARGE CAP CORE PLUS......................       0.00%         B          $ 105.47         2,985

EQ/LARGE CAP GROWTH INDEX...................       0.00%         B          $  89.44         9,839

EQ/LARGE CAP GROWTH PLUS....................       0.00%         B          $ 189.68         3,091

EQ/LARGE CAP VALUE INDEX....................       0.00%         B          $  63.43         5,201

EQ/LARGE CAP VALUE PLUS.....................       0.00%         A          $  14.25       307,107
EQ/LARGE CAP VALUE PLUS.....................       0.35%         A          $   9.82         4,525
EQ/LARGE CAP VALUE PLUS.....................       0.35%         A          $  10.10        85,946
EQ/LARGE CAP VALUE PLUS.....................       0.00%         B          $ 115.48        22,183

EQ/LORD ABBETT GROWTH AND INCOME............       0.35%         A          $  12.80         9,474
EQ/LORD ABBETT GROWTH AND INCOME............       0.35%         A          $  13.53       138,859
EQ/LORD ABBETT GROWTH AND INCOME............       0.35%         A          $  13.60       303,750
EQ/LORD ABBETT GROWTH AND INCOME............       0.35%         A          $  13.61         8,163
EQ/LORD ABBETT GROWTH AND INCOME............       0.00%         B          $ 114.16         3,868

EQ/LORD ABBETT LARGE CAP CORE...............       0.00%         B          $ 131.24         3,396

EQ/MID CAP INDEX............................       0.35%         A          $  14.81         4,258
EQ/MID CAP INDEX............................       0.35%         A          $  15.48       170,925
EQ/MID CAP INDEX............................       0.00%         B          $ 131.57        14,718

EQ/MID CAP VALUE PLUS.......................       0.00%         A          $  13.83       115,014
EQ/MID CAP VALUE PLUS.......................       0.35%         A          $  13.76       758,163
EQ/MID CAP VALUE PLUS.......................       0.00%         B          $ 198.04         9,438

EQ/MONEY MARKET.............................       0.00%         A          $  11.43       213,437
EQ/MONEY MARKET.............................       0.35%         A          $  11.21       461,621
EQ/MONEY MARKET.............................       0.35%         A          $  11.21       409,552
EQ/MONEY MARKET.............................       0.60%         A          $  11.07        20,577
EQ/MONEY MARKET.............................       0.75%         A          $  10.98       196,986
EQ/MONEY MARKET.............................       0.00%         B          $ 131.49        31,006
EQ/MONEY MARKET.............................       0.25%         B          $ 131.49           219

EQ/MONTAG & CALDWELL GROWTH.................       0.00%         B          $  10.06       277,416
EQ/MONTAG & CALDWELL GROWTH.................       0.00%         B          $ 135.96         4,978
EQ/MONTAG & CALDWELL GROWTH.................       0.35%         B          $  11.72       309,703
EQ/MONTAG & CALDWELL GROWTH.................       0.35%         B          $  12.05     2,640,109
EQ/MONTAG & CALDWELL GROWTH.................       0.35%         B          $  12.07        24,324
EQ/MONTAG & CALDWELL GROWTH.................       0.35%         B          $  12.33       576,800
EQ/MONTAG & CALDWELL GROWTH.................       0.75%         B          $   9.33       296,423

----------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                      CONTRACT                                     UNITS
                                                     CHARGES**     SHARE CLASS*    UNIT VALUE   OUTSTANDING
FUNDS                                               ----------- ----------------- ------------ ------------
EQ/MORGAN STANLEY MID CAP GROWTH.................       0.00%            A          $  22.36        57,834
EQ/MORGAN STANLEY MID CAP GROWTH.................       0.35%            A          $  13.41        19,766
EQ/MORGAN STANLEY MID CAP GROWTH.................       0.35%            A          $  13.51       392,176
EQ/MORGAN STANLEY MID CAP GROWTH.................       0.35%            A          $  21.00       106,232
EQ/MORGAN STANLEY MID CAP GROWTH.................       0.35%            A          $  21.70        11,454
EQ/MORGAN STANLEY MID CAP GROWTH.................       0.00%            B          $ 182.78         9,117

EQ/PIMCO ULTRA SHORT BOND........................       0.00%            A          $  13.77       109,659
EQ/PIMCO ULTRA SHORT BOND........................       0.00%            B          $ 117.24        15,793
EQ/PIMCO ULTRA SHORT BOND........................       0.35%            B          $  13.41        10,947
EQ/PIMCO ULTRA SHORT BOND........................       0.35%            B          $  13.44        60,326
EQ/PIMCO ULTRA SHORT BOND........................       0.35%            B          $  13.45         2,561
EQ/PIMCO ULTRA SHORT BOND........................       0.35%            B          $  13.53       127,672

EQ/QUALITY BOND PLUS.............................       0.00%            A          $  10.78        12,125
EQ/QUALITY BOND PLUS.............................       0.00%            B          $ 161.43         6,264
EQ/QUALITY BOND PLUS.............................       0.35%            B          $  17.69        21,250
EQ/QUALITY BOND PLUS.............................       0.35%            B          $  17.78       201,487
EQ/QUALITY BOND PLUS.............................       0.75%            B          $  24.43       184,609

EQ/SMALL COMPANY INDEX...........................       0.00%            A          $   9.88       512,955
EQ/SMALL COMPANY INDEX...........................       0.35%            A          $  18.11        53,648
EQ/SMALL COMPANY INDEX...........................       0.00%            B          $ 178.81         8,334

EQ/T. ROWE PRICE GROWTH STOCK....................       0.00%            B          $  13.33       192,017
EQ/T. ROWE PRICE GROWTH STOCK....................       0.00%            B          $ 114.56         6,142
EQ/T. ROWE PRICE GROWTH STOCK....................       0.35%            B          $  10.76        95,629
EQ/T. ROWE PRICE GROWTH STOCK....................       0.35%            B          $  10.87       926,064
EQ/T. ROWE PRICE GROWTH STOCK....................       0.75%            B          $  22.40     1,081,405

EQ/UBS GROWTH & INCOME...........................       0.00%            B          $ 123.85         2,855
EQ/UBS GROWTH & INCOME...........................       0.35%            B          $  12.03         4,789
EQ/UBS GROWTH & INCOME...........................       0.35%            B          $  12.26       108,525
EQ/UBS GROWTH & INCOME...........................       0.35%            B          $  12.45       785,128
EQ/UBS GROWTH & INCOME...........................       0.35%            B          $  12.73       170,375
EQ/UBS GROWTH & INCOME...........................       0.75%            B          $   9.75       183,459

EQ/VAN KAMPEN COMSTOCK...........................       0.00%            B          $ 110.93         5,235

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH............       0.00%            B          $ 128.76         8,082

FIDELITY(R) VIP ASSET MANAGER PORTFOLIO..........       0.00%      Initial Class    $  14.45           400

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO..........       0.00%      Service Class 2  $ 106.76         1,333
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO..........       0.00%      Initial Class    $  16.42       345,547
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO..........       0.35%      Service Class    $  15.62        63,234
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO..........       0.35%      Service Class    $  16.80       825,466
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO..........       0.75%      Service Class    $  14.37       405,619

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO........       0.00%      Service Class 2  $ 104.61            88
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO........       0.00%      Initial Class    $  11.20        44,555

FIDELITY(R) VIP MID CAP PORTFOLIO................       0.00%      Service Class 2  $ 113.34           689

FRANKLIN INCOME SECURITIES FUND..................       0.00%         Class 2       $  10.74        52,314
FRANKLIN INCOME SECURITIES FUND..................       0.35%         Class 2       $  10.62        21,912
FRANKLIN INCOME SECURITIES FUND..................       0.35%         Class 2       $  16.75       388,065

FRANKLIN RISING DIVIDENDS SECURITIES.............       0.00%         Class 2       $ 108.47         1,180
FRANKLIN RISING DIVIDENDS SECURITIES.............       0.35%         Class 2       $  14.95        40,740

FRANKLIN SMALL CAP VALUE SECURITIES..............       0.00%         Class 2       $ 106.81           242

FRANKLIN STRATEGIC INCOME SECURITIES FUND........       0.00%         Class 2       $ 105.24           809

GOLDMAN SACHS VIT MID CAP VALUE FUND.............       0.00%      Service Shares   $ 108.47           497

INVESCO V.I. FINANCIAL SERVICES FUND.............       0.00%         Series I      $   6.65            63

----------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                CONTRACT                                          UNITS
                                                               CHARGES**       SHARE CLASS*       UNIT VALUE   OUTSTANDING
FUNDS                                                         ----------- ---------------------- ------------ ------------
INVESCO V.I. FINANCIAL SERVICES FUND.......................       0.35%         Series I          $   6.54        26,339
INVESCO V.I. FINANCIAL SERVICES FUND.......................       0.35%         Series I          $   6.75           313

INVESCO V.I. GLOBAL HEALTH CARE FUND.......................       0.00%         Series I          $  14.30         8,583
INVESCO V.I. GLOBAL HEALTH CARE FUND.......................       0.35%         Series I          $  13.27        39,901
INVESCO V.I. GLOBAL HEALTH CARE FUND.......................       0.35%         Series I          $  13.44           138

INVESCO V.I. GLOBAL REAL ESTATE FUND.......................       0.00%         Series II         $ 111.53           716

INVESCO V.I. INTERNATIONAL GROWTH FUND.....................       0.00%         Series II         $ 110.41           623

INVESCO V.I. MID CAP CORE EQUITY FUND......................       0.00%         Series II         $ 105.14           183

INVESCO V.I. SMALL CAP EQUITY FUND.........................       0.00%         Series II         $ 109.49           105

INVESCO V.I. TECHNOLOGY FUND...............................       0.00%         Series I          $  14.75         2,861
INVESCO V.I. TECHNOLOGY FUND...............................       0.35%         Series I          $  11.13        20,083
INVESCO V.I. TECHNOLOGY FUND...............................       0.35%         Series I          $  12.86           902

INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND...........       0.00%         Series I          $  12.20         4,867
INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND...........       0.35%         Series I          $  12.73        37,300
INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND...........       0.35%         Series I          $  14.52         1,288

IVY FUNDS VIP ENERGY.......................................       0.00%      Common Shares        $ 114.48           926

IVY FUNDS VIP MID CAP GROWTH...............................       0.00%      Common Shares        $ 115.78         1,219

IVY FUNDS VIP SMALL CAP GROWTH.............................       0.00%      Common Shares        $ 113.53           330

JANUS ASPEN SERIES BALANCED PORTFOLIO......................       0.35%   Institutional Shares    $  16.45        67,665
JANUS ASPEN SERIES BALANCED PORTFOLIO......................       0.35%   Institutional Shares    $  16.75       377,105
JANUS ASPEN SERIES BALANCED PORTFOLIO......................       0.75%   Institutional Shares    $  15.96        86,281

JANUS ASPEN SERIES ENTERPRISE PORTFOLIO....................       0.00%   Institutional Shares    $   8.74       213,489
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO....................       0.35%   Institutional Shares    $   8.62        77,337
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO....................       0.35%   Institutional Shares    $  10.40       921,815
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO....................       0.75%   Institutional Shares    $  13.79       104,158

JANUS ASPEN SERIES FORTY PORTFOLIO.........................       0.00%   Institutional Shares    $  11.27       469,166
JANUS ASPEN SERIES FORTY PORTFOLIO.........................       0.35%   Institutional Shares    $  13.64        57,425
JANUS ASPEN SERIES FORTY PORTFOLIO.........................       0.35%   Institutional Shares    $  14.40       407,559
JANUS ASPEN SERIES FORTY PORTFOLIO.........................       0.75%   Institutional Shares    $  10.51       317,765
JANUS ASPEN SERIES FORTY PORTFOLIO.........................       0.35%      Service Shares       $  17.72       120,991
JANUS ASPEN SERIES FORTY PORTFOLIO.........................       0.35%      Service Shares       $  17.86         9,863

JANUS ASPEN SERIES OVERSEAS PORTFOLIO......................       0.00%   Institutional Shares    $  25.20       133,645
JANUS ASPEN SERIES OVERSEAS PORTFOLIO......................       0.35%      Service Shares       $  32.85        12,352
JANUS ASPEN SERIES OVERSEAS PORTFOLIO......................       0.35%      Service Shares       $  32.94       172,016

JANUS ASPEN SERIES PERKINS MID CAP VALUE PORTFOLIO.........       0.00%      Service Shares       $  17.70        81,923

JANUS ASPEN SERIES WORLDWIDE PORTFOLIO.....................       0.00%   Institutional Shares    $   8.83        53,008
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO.....................       0.35%   Institutional Shares    $   8.52        58,173
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO.....................       0.35%   Institutional Shares    $   9.67       781,819
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO.....................       0.75%   Institutional Shares    $   6.77       436,587

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       0.00%      Service Shares       $ 114.04         3,104

MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................       0.00%      Service Class        $ 106.86         1,574

MFS(R) INVESTORS GROWTH STOCK SERIES.......................       0.00%      Service Class        $ 105.80            32

MFS(R) INVESTORS TRUST SERIES..............................       0.00%      Service Class        $ 102.73            12

MFS(R) UTILITIES SERIES....................................       0.00%      Initial Class        $  29.93         7,266
MFS(R) UTILITIES SERIES....................................       0.35%      Initial Class        $  26.62         3,148
MFS(R) UTILITIES SERIES....................................       0.35%      Initial Class        $  27.78        43,356

MULTIMANAGER AGGRESSIVE EQUITY.............................       0.00%            B              $  87.39        16,560

MULTIMANAGER CORE BOND.....................................       0.00%            A              $  12.18       613,009
MULTIMANAGER CORE BOND.....................................       0.00%            B              $ 154.18         7,364

----------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2010


                                                                  CONTRACT                                           UNITS
                                                                 CHARGES**       SHARE CLASS*        UNIT VALUE   OUTSTANDING
FUNDS                                                           ----------- ----------------------  ------------ ------------
MULTIMANAGER INTERNATIONAL EQUITY............................       0.00%             B              $ 193.73        6,261

MULTIMANAGER LARGE CAP CORE EQUITY...........................       0.00%             B              $ 153.99        1,548

MULTIMANAGER LARGE CAP VALUE.................................       0.00%             A              $   8.26      498,517
MULTIMANAGER LARGE CAP VALUE.................................       0.00%             B              $ 168.15        6,652

MULTIMANAGER MID CAP GROWTH..................................       0.00%             B              $ 205.79        2,069

MULTIMANAGER MID CAP VALUE...................................       0.00%             B              $ 172.21        5,886

MULTIMANAGER MULTI-SECTOR BOND...............................       0.35%             A              $  13.16        1,103
MULTIMANAGER MULTI-SECTOR BOND...............................       0.35%             A              $  13.72       83,367
MULTIMANAGER MULTI-SECTOR BOND...............................       0.00%             B              $ 123.50        9,302

MULTIMANAGER SMALL CAP GROWTH................................       0.00%             B              $  13.62       68,246
MULTIMANAGER SMALL CAP GROWTH................................       0.00%             B              $ 140.33        5,014
MULTIMANAGER SMALL CAP GROWTH................................       0.35%             B              $  13.10        1,500
MULTIMANAGER SMALL CAP GROWTH................................       0.35%             B              $  13.17      224,978
MULTIMANAGER SMALL CAP GROWTH................................       0.35%             B              $  18.92       44,053
MULTIMANAGER SMALL CAP GROWTH................................       0.35%             B              $  19.45      366,880
MULTIMANAGER SMALL CAP GROWTH................................       0.75%             B              $  12.18       67,103

MULTIMANAGER SMALL CAP VALUE.................................       0.00%             B              $ 202.76        2,425

MULTIMANAGER TECHNOLOGY......................................       0.00%             B              $ 214.70        5,413

MUTUAL SHARES SECURITIES FUND................................       0.00%          Class 2           $ 103.00          560

OPPENHEIMER GLOBAL SECURITIES FUND/VA........................       0.35%        Service Class       $  20.14      100,409

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...........................................       0.00%        Advisor Class       $ 124.21          893

PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
(UNHEDGED)...................................................       0.35%      Administrative Class  $  18.69        7,305
PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
(UNHEDGED)...................................................       0.35%      Administrative Class  $  19.71       61,971
PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
(UNHEDGED)...................................................       0.35%      Administrative Class  $  20.44      103,532
PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
(UNHEDGED)...................................................       0.35%      Administrative Class  $  20.52        5,584

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO.........       0.00%         Advisor Class      $ 105.13        2,531

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO........       0.00%         Advisor Class      $ 104.64        9,104

T. ROWE PRICE EQUITY INCOME..................................       0.00%           Class II         $ 102.60          158

TEMPLETON DEVELOPING MARKETS SECURITIES FUND.................       0.00%           Class 2          $ 113.63        1,491

TEMPLETON GLOBAL BOND SECURITIES FUND........................       0.00%           Class 2          $ 105.16        3,996

TEMPLETON GROWTH SECURITIES FUND.............................       0.00%           Class 2          $ 104.38          122

UIF EMERGING MARKETS DEBT PORTFOLIO..........................       0.00%           Class I          $  23.37        6,870

VAN ECK VIP EMERGING MARKETS FUND............................       0.00%         Initial Class      $  24.11       89,235

VAN ECK VIP GLOBAL BOND FUND.................................       0.00%         Initial Class      $  20.52       12,198

VAN ECK VIP GLOBAL HARD ASSETS FUND..........................       0.00%           Class S          $ 117.15        1,462
VAN ECK VIP GLOBAL HARD ASSETS FUND..........................       0.00%         Initial Class      $  52.47        9,439

----------
The accompanying notes are an integral part of these financial statements.
* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 4 of these financial statements.
** Contract charges reflect the annual mortality and risk expenses related to the Variable Investment Options.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                       AMERICAN
                                                       ALL ASSET    CENTURY VP MID   AXA AGGRESSIVE
                                                      ALLOCATION*    CAP VALUE(1)      ALLOCATION*
                                                     ------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................  $  963,552        $  185         $  251,826
 Expenses:
  Less: Asset-based charges.........................     441,227            --              2,424
                                                      ----------        ------         ----------
NET INVESTMENT INCOME (LOSS)........................     522,325           185            249,402
                                                      ----------        ------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (790,947)           22           (360,927)
  Realized gain distribution from The Trusts........   1,776,148            --            373,725
                                                      ----------        ------         ----------
 Net realized gain (loss)...........................     985,201            22             12,798
                                                      ----------        ------         ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................   7,459,582         1,594          1,710,636
                                                      ----------        ------         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................   8,444,783         1,616          1,723,434
                                                      ----------        ------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $8,967,108        $1,801         $1,972,836
                                                      ==========        ======         ==========



                                                      AXA BALANCED   AXA CONSERVATIVE   AXA CONSERVATIVE   AXA CONSERVATIVE-
                                                        STRATEGY*       ALLOCATION*     GROWTH STRATEGY*   PLUS ALLOCATION*
                                                     -------------- ------------------ ------------------ ------------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................    $ 27,310        $  52,373            $ 8,117          $ 101,445
 Expenses:
  Less: Asset-based charges.........................          --            2,765                 --              4,258
                                                        --------        ---------            -------          ---------
NET INVESTMENT INCOME (LOSS)........................      27,310           49,608              8,117             97,187
                                                        --------        ---------            -------          ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       5,208           54,664              3,388            (53,234)
  Realized gain distribution from The Trusts........      11,068          102,155              3,358            152,239
                                                        --------        ---------            -------          ---------
 Net realized gain (loss)...........................      16,276          156,819              6,746             99,005
                                                        --------        ---------            -------          ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................     118,503          (66,203)            24,206            205,590
                                                        --------        ---------            -------          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     134,779           90,616             30,952            304,595
                                                        --------        ---------            -------          ---------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $162,089        $ 140,224            $39,069          $ 401,782
                                                        ========        =========            =======          =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                      AXA CONSERVATIVE  AXA GROWTH   AXA MODERATE
                                                         STRATEGY*       STRATEGY*    ALLOCATION*
                                                     ----------------- ------------ --------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................     $  6,350        $ 26,600     $  558,796
 Expenses:
  Less: Asset-based charges.........................           --              --         12,196
                                                         --------        --------     ----------
NET INVESTMENT INCOME (LOSS)........................        6,350          26,600        546,600
                                                         --------        --------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        7,333           1,706       (363,207)
  Realized gain distribution from The Trusts........        1,965          14,514        640,589
                                                         --------        --------     ----------
 Net realized gain (loss)...........................        9,298          16,220        277,382
                                                         --------        --------     ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       (5,333)        171,216      1,554,611
                                                         --------        --------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        3,965         187,436      1,831,993
                                                         --------        --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 10,315        $214,036     $2,378,593
                                                         ========        ========     ==========



                                                        AXA MODERATE       AXA MODERATE-      AXA TACTICAL     AXA TACTICAL
                                                      GROWTH STRATEGY*   PLUS ALLOCATION*   MANAGER 400*(1)   MANAGER 500*(1)
                                                     ------------------ ------------------ ----------------- ----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................      $ 78,582          $  931,819           $   --           $   78
 Expenses:
  Less: Asset-based charges.........................            --              17,045               --               --
                                                          --------          ----------           ------           ------
NET INVESTMENT INCOME (LOSS)........................        78,582             914,774               --               78
                                                          --------          ----------           ------           ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         6,108            (693,235)              26               94
  Realized gain distribution from The Trusts........        31,859           1,458,509            1,149              470
                                                          --------          ----------           ------           ------
 Net realized gain (loss)...........................        37,967             765,274            1,175              564
                                                          --------          ----------           ------           ------
 Change in unrealized appreciation
  (depreciation) of investments.....................       440,131           4,154,187            1,024            1,031
                                                          --------          ----------           ------           ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       478,098           4,919,461            2,199            1,595
                                                          --------          ----------           ------           ------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $556,680          $5,834,235           $2,199           $1,673
                                                          ========          ==========           ======           ======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                            AXA TACTICAL
                                                        AXA TACTICAL          MANAGER          DREYFUS STOCK
                                                      MANAGER 2000*(1)   INTERNATIONAL*(1)   INDEX FUND, INC.
                                                     ------------------ ------------------- ------------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................       $    8               $181          $     457,616
 Expenses:
  Less: Asset-based charges.........................           --                 --                 56,000
                                                           ------               ----          -------------
NET INVESTMENT INCOME (LOSS)........................            8                181                401,616
                                                           ------               ----          -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............            5                 34             (3,358,279)
  Realized gain distribution from The Trusts........          746                  4                     --
                                                           ------               ----          -------------
 Net realized gain (loss)...........................          751                 38             (3,358,279)
                                                           ------               ----          -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        1,010                729              6,147,954
                                                           ------               ----          -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        1,761                767              2,789,675
                                                           ------               ----          -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................       $1,769               $948          $   3,191,291
                                                           ======               ====          =============



                                                                                                    EQ/BLACKROCK   EQ/BLACKROCK
                                                      EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN    BASIC VALUE   INTERNATIONAL
                                                         INTERNATIONAL*        SMALL CAP GROWTH*       EQUITY*        VALUE*
                                                     ---------------------- ---------------------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................      $    68,811             $     299         $    38,615    $    47,818
 Expenses:
  Less: Asset-based charges.........................               --                 1,854               2,752             --
                                                          -----------             ---------         -----------    -----------
NET INVESTMENT INCOME (LOSS)........................           68,811                (1,555)             35,863         47,818
                                                          -----------             ---------         -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         (445,463)              (47,187)           (126,233)      (143,947)
  Realized gain distribution from The Trusts........               --                    --                  --             --
                                                          -----------             ---------         -----------    -----------
 Net realized gain (loss)...........................         (445,463)              (47,187)           (126,233)      (143,947)
                                                          -----------             ---------         -----------    -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................          522,886               526,780             466,038        455,063
                                                          -----------             ---------         -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................           77,423               479,593             339,805        311,116
                                                          -----------             ---------         -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $   146,234             $ 478,038         $   375,668    $   358,934
                                                          ===========             =========         ===========    ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                            EQ/CALVERT    EQ/CAPITAL
                                                      EQ/BOSTON ADVISORS     SOCIALLY      GUARDIAN
                                                        EQUITY INCOME*     RESPONSIBLE*     GROWTH*
                                                     -------------------- -------------- ------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................    $     388,698       $     615     $    2,574
 Expenses:
  Less: Asset-based charges.........................           31,697           4,930             --
                                                        -------------       ---------     ----------
NET INVESTMENT INCOME (LOSS)........................          357,001          (4,315)         2,574
                                                        -------------       ---------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       (1,026,217)        (65,336)       (10,946)
  Realized gain distribution from The Trusts........               --              --             --
                                                        -------------       ---------     ----------
 Net realized gain (loss)...........................       (1,026,217)        (65,336)       (10,946)
                                                        -------------       ---------     ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        3,001,401         229,250         71,837
                                                        -------------       ---------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        1,975,184         163,914         60,891
                                                        -------------       ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $   2,332,185       $ 159,599     $   63,465
                                                        =============       =========     ==========



                                                       EQ/CAPITAL
                                                        GUARDIAN      EQ/COMMON    EQ/CORE BOND   EQ/EQUITY 500
                                                       RESEARCH*    STOCK INDEX*      INDEX*         INDEX*
                                                     ------------- -------------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................  $    36,479    $  42,173      $  898,142    $    46,981
 Expenses:
  Less: Asset-based charges.........................       15,421           --          78,054             --
                                                      -----------    ---------      ----------    -----------
NET INVESTMENT INCOME (LOSS)........................       21,058       42,173         820,088         46,981
                                                      -----------    ---------      ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (311,964)     (59,650)       (180,883)      (222,616)
  Realized gain distribution from The Trusts........           --           --              --             --
                                                      -----------    ---------      ----------    -----------
 Net realized gain (loss)...........................     (311,964)     (59,650)       (180,883)      (222,616)
                                                      -----------    ---------      ----------    -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      816,107      500,245       1,508,699        626,883
                                                      -----------    ---------      ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      504,143      440,595       1,327,816        404,267
                                                      -----------    ---------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $   525,201    $ 482,768      $2,147,904    $   451,248
                                                      ===========    =========      ==========    ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                        EQ/GAMCO
                                                        EQ/EQUITY      MERGERS &     EQ/GAMCO SMALL
                                                      GROWTH PLUS*   ACQUISITIONS*   COMPANY VALUE*
                                                     -------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................   $   28,565      $     --       $   229,603
 Expenses:
  Less: Asset-based charges.........................       33,446            --           351,166
                                                       ----------      --------       -----------
NET INVESTMENT INCOME (LOSS)........................       (4,881)           --          (121,563)
                                                       ----------      --------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (73,781)       (5,096)        3,815,289
  Realized gain distribution from The Trusts........           --        14,900                --
                                                       ----------      --------       -----------
 Net realized gain (loss)...........................      (73,781)        9,804         3,815,289
                                                       ----------      --------       -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    1,456,627        34,245        15,500,411
                                                       ----------      --------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    1,382,846        44,049        19,315,700
                                                       ----------      --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $1,377,965      $ 44,049       $19,194,137
                                                       ==========      ========       ===========



                                                                                      EQ/INTERMEDIATE
                                                       EQ/GLOBAL   EQ/GLOBAL MULTI-      GOVERNMENT     EQ/INTERNATIONAL
                                                      BOND PLUS*    SECTOR EQUITY*      BOND INDEX*        CORE PLUS*
                                                     ------------ ------------------ ----------------- -----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................  $   28,266     $    62,375          $241,337        $   12,664
 Expenses:
  Less: Asset-based charges.........................          --           3,720            33,379                --
                                                      ----------     -----------          --------        ----------
NET INVESTMENT INCOME (LOSS)........................      28,266          58,655           207,958            12,664
                                                      ----------     -----------          --------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (19,990)       (196,686)            5,476           (43,650)
  Realized gain distribution from The Trusts........          --              --                --                --
                                                      ----------     -----------          --------        ----------
 Net realized gain (loss)...........................     (19,990)       (196,686)            5,476           (43,650)
                                                      ----------     -----------          --------        ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      50,880         723,120           234,560           103,785
                                                      ----------     -----------          --------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      30,890         526,434           240,036            60,135
                                                      ----------     -----------          --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $   59,156     $   585,089          $447,994        $   72,799
                                                      ==========     ===========          ========        ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                           EQ/JPMORGAN
                                                      EQ/INTERNATIONAL        VALUE       EQ/LARGE CAP
                                                           GROWTH*       OPPORTUNITIES*    CORE PLUS*
                                                     ------------------ ---------------- --------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................     $  136,005        $    5,415        $ 2,786
 Expenses:
  Less: Asset-based charges.........................         87,568                --             --
                                                         ----------        ----------        -------
NET INVESTMENT INCOME (LOSS)........................         48,437             5,415          2,786
                                                         ----------        ----------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        515,809           (15,750)         1,462
  Realized gain distribution from The Trusts........             --                --         22,441
                                                         ----------        ----------        -------
 Net realized gain (loss)...........................        515,809           (15,750)        23,903
                                                         ----------        ----------        -------
 Change in unrealized appreciation
  (depreciation) of investments.....................      1,587,804            56,400         22,868
                                                         ----------        ----------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      2,103,613            40,650         46,771
                                                         ----------        ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $2,152,050        $   46,065        $49,557
                                                         ==========        ==========        =======



                                                       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                      GROWTH INDEX*   GROWTH PLUS*   VALUE INDEX*   VALUE PLUS*
                                                     --------------- -------------- -------------- -------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................    $  7,756       $    2,004     $    4,537    $    98,569
 Expenses:
  Less: Asset-based charges.........................          --               --             --          2,961
                                                        --------       ----------     ----------    -----------
NET INVESTMENT INCOME (LOSS)........................       7,756            2,004          4,537         95,608
                                                        --------       ----------     ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (3,273)         (11,369)       (32,829)      (443,678)
  Realized gain distribution from The Trusts........          --               --             --             --
                                                        --------       ----------     ----------    -----------
 Net realized gain (loss)...........................      (3,273)         (11,369)       (32,829)      (443,678)
                                                        --------       ----------     ----------    -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     114,563           80,346         67,662      1,245,610
                                                        --------       ----------     ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     111,290           68,977         34,833        801,932
                                                        --------       ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $119,046       $   70,981     $   39,370    $   897,540
                                                        ========       ==========     ==========    ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                        EQ/LORD ABBETT      EQ/LORD ABBETT
                                                      GROWTH AND INCOME*   LARGE CAP CORE*   EQ/MID CAP INDEX*
                                                     -------------------- ----------------- -------------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................      $   43,523          $  1,462          $    37,632
 Expenses:
  Less: Asset-based charges.........................          20,069                --                8,346
                                                          ----------          --------          -----------
NET INVESTMENT INCOME (LOSS)........................          23,454             1,462               29,286
                                                          ----------          --------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        (282,357)           (4,191)            (339,198)
  Realized gain distribution from The Trusts........              --                --                   --
                                                          ----------          --------          -----------
 Net realized gain (loss)...........................        (282,357)           (4,191)            (339,198)
                                                          ----------          --------          -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       1,265,032            54,720            1,251,037
                                                          ----------          --------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         982,675            50,529              911,839
                                                          ----------          --------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $1,006,129          $ 51,991          $   941,125
                                                          ==========          ========          ===========



                                                                                   EQ/MONTAG &
                                                        EQ/MID CAP     EQ/MONEY     CALDWELL    EQ/MORGAN STANLEY
                                                       VALUE PLUS*      MARKET*      GROWTH*     MID CAP GROWTH*
                                                     --------------- ------------ ------------ ------------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................  $     158,444   $  16,323    $  261,837      $   32,647
 Expenses:
  Less: Asset-based charges.........................         33,419      59,244       164,539          24,108
                                                      -------------   ---------    ----------      ----------
NET INVESTMENT INCOME (LOSS)........................        125,025     (42,921)       97,298           8,539
                                                      -------------   ---------    ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (1,071,808)      7,383     1,805,627         (35,017)
  Realized gain distribution from The Trusts........             --          --            --           7,693
                                                      -------------   ---------    ----------      ----------
 Net realized gain (loss)...........................     (1,071,808)      7,383     1,805,627         (27,324)
                                                      -------------   ---------    ----------      ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      3,530,880      (5,186)    1,649,576       2,683,524
                                                      -------------   ---------    ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      2,459,072       2,197     3,455,203       2,656,200
                                                      -------------   ---------    ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $   2,584,097   $ (40,724)   $3,552,501      $2,664,739
                                                      =============   =========    ==========      ==========

-------
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                      EQ/PIMCO ULTRA    EQ/QUALITY       EQ/SMALL
                                                        SHORT BOND*     BOND PLUS*    COMPANY INDEX*
                                                     ---------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................    $   24,531      $1,037,580      $   78,854
 Expenses:
  Less: Asset-based charges.........................        10,090          50,008           2,990
                                                        ----------      ----------      ----------
NET INVESTMENT INCOME (LOSS)........................        14,441         987,572          75,864
                                                        ----------      ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       (94,606)         23,135        (241,498)
  Realized gain distribution from The Trusts........            --              --              --
                                                        ----------      ----------      ----------
 Net realized gain (loss)...........................       (94,606)         23,135        (241,498)
                                                        ----------      ----------      ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       125,816        (436,577)      1,713,690
                                                        ----------      ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        31,210        (413,442)      1,472,192
                                                        ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $   45,651      $  574,130      $1,548,056
                                                        ==========      ==========      ==========



                                                                                                         EQ/WELLS FARGO
                                                      EQ/T. ROWE PRICE   EQ/UBS GROWTH   EQ/VAN KAMPEN   ADVANTAGE OMEGA
                                                        GROWTH STOCK*      & INCOME*       COMSTOCK*         GROWTH*
                                                     ------------------ --------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................     $       --        $  104,889      $  6,426         $     73
 Expenses:
  Less: Asset-based charges.........................        203,921            56,845            --               --
                                                         ----------        ----------      --------         --------
NET INVESTMENT INCOME (LOSS)........................       (203,921)           48,044         6,426               73
                                                         ----------        ----------      --------         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        472,590           182,966        (5,539)          24,167
  Realized gain distribution from The Trusts........             --                --            --           26,250
                                                         ----------        ----------      --------         --------
 Net realized gain (loss)...........................        472,590           182,966        (5,539)          50,417
                                                         ----------        ----------      --------         --------
 Change in unrealized appreciation
  (depreciation) of investments.....................      5,020,404         1,521,966        80,066          120,403
                                                         ----------        ----------      --------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      5,492,994         1,704,932        74,527          170,820
                                                         ----------        ----------      --------         --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $5,289,073        $1,752,976      $ 80,953         $170,893
                                                         ==========        ==========      ========         ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                      FIDELITY(R) VIP  FIDELITY(R) VIP   FIDELITY(R) VIP
                                                       ASSET MANAGER    CONTRAFUND(R)    GROWTH & INCOME
                                                         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                     ---------------- ----------------- -----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................    $      131      $     246,552       $  3,268
 Expenses:
  Less: Asset-based charges.........................            --             89,591             --
                                                        ----------      -------------       --------
NET INVESTMENT INCOME (LOSS)........................           131            156,961          3,268
                                                        ----------      -------------       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        15,870         (2,105,995)        (6,965)
  Realized gain distribution from The Trusts........            28             38,694             --
                                                        ----------      -------------       --------
 Net realized gain (loss)...........................        15,898         (2,067,301)        (6,965)
                                                        ----------      -------------       --------
 Change in unrealized appreciation
  (depreciation) of investments.....................       (11,462)         5,770,971         63,439
                                                        ----------      -------------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         4,436          3,703,670         56,474
                                                        ----------      -------------       --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $    4,567      $   3,860,631       $ 59,742
                                                        ==========      =============       ========



                                                      FIDELITY(R) VIP                     FRANKLIN RISING   FRANKLIN SMALL
                                                          MID CAP       FRANKLIN INCOME      DIVIDENDS         CAP VALUE
                                                        PORTFOLIO(1)    SECURITIES FUND      SECURITIES      SECURITIES(1)
                                                     ----------------- ----------------- ----------------- ----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................       $   78          $ 465,633         $   8,705          $    6
 Expenses:
  Less: Asset-based charges.........................           --             22,304             1,904              --
                                                           ------          ---------         ---------          ------
NET INVESTMENT INCOME (LOSS)........................           78            443,329             6,801               6
                                                           ------          ---------         ---------          ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............          514            (97,645)          (14,726)             73
  Realized gain distribution from The Trusts........          103                 --                --              --
                                                           ------          ---------         ---------          ------
 Net realized gain (loss)...........................          617            (97,645)          (14,726)             73
                                                           ------          ---------         ---------          ------
 Change in unrealized appreciation
  (depreciation) of investments.....................        3,467            471,740           116,073           2,840
                                                           ------          ---------         ---------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        4,084            374,095           101,347           2,913
                                                           ------          ---------         ---------          ------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................       $4,162          $ 817,424         $ 108,148          $2,919
                                                           ======          =========         =========          ======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                           FRANKLIN        GOLDMAN SACHS    INVESCO V.I.
                                                       STRATEGIC INCOME     VIT MID CAP      FINANCIAL
                                                      SECURITIES FUND(1)   VALUE FUND(1)   SERVICES FUND
                                                     -------------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................        $    2             $  207       $       172
 Expenses:
  Less: Asset-based charges.........................            --                 --               603
                                                            ------             ------       -----------
NET INVESTMENT INCOME (LOSS)........................             2                207              (431)
                                                            ------             ------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............           113                241          (112,380)
  Realized gain distribution from The Trusts........            --                 --                --
                                                            ------             ------       -----------
 Net realized gain (loss)...........................           113                241          (112,380)
                                                            ------             ------       -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................         1,644              7,468           128,613
                                                            ------             ------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         1,757              7,709            16,233
                                                            ------             ------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $1,759             $7,916       $    15,802
                                                            ======             ======       ===========



                                                       INVESCO V.I.    INVESCO V.I.     INVESCO V.I.     INVESCO V.I.
                                                      GLOBAL HEALTH     GLOBAL REAL     INTERNATIONAL    MID CAP CORE
                                                        CARE FUND     ESTATE FUND(1)   GROWTH FUND(1)   EQUITY FUND(1)
                                                     --------------- ---------------- ---------------- ---------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................   $       --         $2,377           $  259           $   20
 Expenses:
  Less: Asset-based charges.........................        1,850             --               --               --
                                                       ----------         ------           ------           ------
NET INVESTMENT INCOME (LOSS)........................       (1,850)         2,377              259               20
                                                       ----------         ------           ------           ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (34,189)            46               46               16
  Realized gain distribution from The Trusts........           --             --               --               --
                                                       ----------         ------           ------           ------
 Net realized gain (loss)...........................      (34,189)            46               46               16
                                                       ----------         ------           ------           ------
 Change in unrealized appreciation
  (depreciation) of investments.....................       67,248          3,401            3,070            1,076
                                                       ----------         ------           ------           ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       33,059          3,447            3,116            1,092
                                                       ----------         ------           ------           ------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $   31,209         $5,824           $3,375           $1,112
                                                       ==========         ======           ======           ======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                                       INVESCO VAN
                                                       INVESCO V.I.    INVESCO V.I.    KAMPEN V.I.
                                                         SMALL CAP      TECHNOLOGY    GLOBAL VALUE
                                                      EQUITY FUND(1)       FUND        EQUITY FUND
                                                     ---------------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................       $ --          $    --       $    9,833
 Expenses:
  Less: Asset-based charges.........................         --              690            1,598
                                                           ----          -------       ----------
NET INVESTMENT INCOME (LOSS)........................         --             (690)           8,235
                                                           ----          -------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         12            2,435          (92,058)
  Realized gain distribution from The Trusts........         --               --               --
                                                           ----          -------       ----------
 Net realized gain (loss)...........................         12            2,435          (92,058)
                                                           ----          -------       ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        908           42,997          136,922
                                                           ----          -------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        920           45,432           44,864
                                                           ----          -------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................       $920          $44,742       $   53,099
                                                           ====          =======       ==========



                                                                       IVY FUNDS    IVY FUNDS VIP     JANUS ASPEN
                                                        IVY FUNDS     VIP MID CAP     SMALL CAP     SERIES BALANCED
                                                      VIP ENERGY(1)    GROWTH(1)      GROWTH(1)        PORTFOLIO
                                                     --------------- ------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................     $    --        $    --         $   --         $244,856
 Expenses:
  Less: Asset-based charges.........................          --             --             --           36,232
                                                         -------        -------         ------         --------
NET INVESTMENT INCOME (LOSS)........................          --             --             --          208,624
                                                         -------        -------         ------         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       3,742            122            155          176,168
  Realized gain distribution from The Trusts........          --             --             --               --
                                                         -------        -------         ------         --------
 Net realized gain (loss)...........................       3,742            122            155          176,168
                                                         -------        -------         ------         --------
 Change in unrealized appreciation
  (depreciation) of investments.....................      19,233         10,971          4,017          278,553
                                                         -------        -------         ------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      22,975         11,093          4,172          454,721
                                                         -------        -------         ------         --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $22,975        $11,093         $4,172         $663,345
                                                         =======        =======         ======         ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                                                            JANUS ASPEN
                                                        JANUS ASPEN       JANUS ASPEN     JANUS ASPEN     SERIES PERKINS
                                                     SERIES ENTERPRISE   SERIES FORTY   SERIES OVERSEAS    MID CAP VALUE
                                                         PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                    ------------------- -------------- ----------------- ----------------
INCOME AND EXPENSES:
 Investment Income:................................
  Dividends from The Trusts........................     $    8,275        $   57,880       $   51,469       $   6,776
 Expenses:
  Less: Asset-based charges........................         41,511            55,499           18,820              --
                                                        ----------        ----------       ----------       ---------
NET INVESTMENT INCOME (LOSS).......................        (33,236)            2,381           32,649           6,776
                                                        ----------        ----------       ----------       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments..............        620,077           845,560            4,854         (43,408)
  Realized gain distribution from The Trusts.......             --                --               --              --
                                                        ----------        ----------       ----------       ---------
 Net realized gain (loss)..........................        620,077           845,560            4,854         (43,408)
                                                        ----------        ----------       ----------       ---------
 Change in unrealized appreciation
  (depreciation) of investments....................      2,223,597           181,185        1,901,373         230,960
                                                        ----------        ----------       ----------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................      2,843,674         1,026,745        1,906,227         187,552
                                                        ----------        ----------       ----------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.........................     $2,810,438        $1,029,126       $1,938,876       $ 194,328
                                                        ==========        ==========       ==========       =========




                                                         JANUS ASPEN      LAZARD RETIREMENT
                                                      SERIES WORLDWIDE     EMERGING MARKETS    MFS(R) INTERNATIONAL
                                                          PORTFOLIO      EQUITY PORTFOLIO(1)    VALUE PORTFOLIO(1)
                                                     ------------------ --------------------- ---------------------
INCOME AND EXPENSES:
 Investment Income:................................
  Dividends from The Trusts........................      $   66,086            $ 3,008               $    --
 Expenses:
  Less: Asset-based charges........................          47,146                 --                    --
                                                         ----------            -------               -------
NET INVESTMENT INCOME (LOSS).......................          18,940              3,008                    --
                                                         ----------            -------               -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments..............         (69,195)                46                 1,271
  Realized gain distribution from The Trusts.......              --                 --                    --
                                                         ----------            -------               -------
 Net realized gain (loss)..........................         (69,195)                46                 1,271
                                                         ----------            -------               -------
 Change in unrealized appreciation
  (depreciation) of investments....................       1,585,556             10,322                13,577
                                                         ----------            -------               -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................       1,516,361             10,368                14,848
                                                         ----------            -------               -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.........................      $1,535,301            $13,376               $14,848
                                                         ==========            =======               =======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                      MFS(R) INVESTORS
                                                        GROWTH STOCK    MFS(R) INVESTORS   MFS(R) UTILITIES
                                                         SERIES(1)       TRUST SERIES(1)        SERIES
                                                     ----------------- ------------------ ------------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................        $ --              $ --           $    44,568
 Expenses:
  Less: Asset-based charges.........................          --                --                 4,300
                                                            ----              ----           -----------
NET INVESTMENT INCOME (LOSS)........................          --                --                40,268
                                                            ----              ----           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............          25                10              (110,560)
  Realized gain distribution from The Trusts........          --                --                    --
                                                            ----              ----           -----------
 Net realized gain (loss)...........................          25                10              (110,560)
                                                            ----              ----           -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................         274               146               249,541
                                                            ----              ----           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         299               156               138,981
                                                            ----              ----           -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $299              $156           $   179,249
                                                            ====              ====           ===========



                                                                                           MULTIMANAGER    MULTIMANAGER
                                                         MULTIMANAGER      MULTIMANAGER   INTERNATIONAL   LARGE CAP CORE
                                                      AGGRESSIVE EQUITY*    CORE BOND*       EQUITY*         EQUITY*
                                                     -------------------- -------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................      $   5,250          $258,129      $   33,818       $    594
 Expenses:
  Less: Asset-based charges.........................             --                --              --             --
                                                          ---------          --------      ----------       --------
NET INVESTMENT INCOME (LOSS)........................          5,250           258,129          33,818            594
                                                          ---------          --------      ----------       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        (16,102)           22,359         (23,732)        (5,279)
  Realized gain distribution from The Trusts........             --           112,285              --             --
                                                          ---------          --------      ----------       --------
 Net realized gain (loss)...........................        (16,102)          134,644         (23,732)        (5,279)
                                                          ---------          --------      ----------       --------
 Change in unrealized appreciation
  (depreciation) of investments.....................        258,410           136,075          77,059         33,286
                                                          ---------          --------      ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        242,308           270,719          53,327         28,007
                                                          ---------          --------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $ 247,558          $528,848      $   87,145       $ 28,601
                                                          =========          ========      ==========       ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                        MULTIMANAGER       MULTIMANAGER     MULTIMANAGER
                                                      LARGE CAP VALUE*   MID CAP GROWTH*   MID CAP VALUE*
                                                     ------------------ ----------------- ----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................     $  53,576          $     --          $  6,819
 Expenses:
  Less: Asset-based charges.........................            --                --                --
                                                         ---------          --------          --------
NET INVESTMENT INCOME (LOSS)........................        53,576                --             6,819
                                                         ---------          --------          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       (81,059)           (3,385)            1,040
  Realized gain distribution from The Trusts........            --                --                --
                                                         ---------          --------          --------
 Net realized gain (loss)...........................       (81,059)           (3,385)            1,040
                                                         ---------          --------          --------
 Change in unrealized appreciation
  (depreciation) of investments.....................       642,484            91,041           190,098
                                                         ---------          --------          --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       561,425            87,656           191,138
                                                         ---------          --------          --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 615,001          $ 87,656          $197,957
                                                         =========          ========          ========



                                                         MULTIMANAGER         MULTIMANAGER       MULTIMANAGER     MULTIMANAGER
                                                      MULTI-SECTOR BOND*   SMALL CAP GROWTH*   SMALL CAP VALUE*    TECHNOLOGY*
                                                     -------------------- ------------------- ------------------ --------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................     $    62,804          $       --          $      661       $      --
 Expenses:
  Less: Asset-based charges.........................           4,086              38,744                  --              --
                                                         -----------          ----------          ----------       ---------
NET INVESTMENT INCOME (LOSS)........................          58,718             (38,744)                661              --
                                                         -----------          ----------          ----------       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        (238,541)           (385,601)            (35,347)        (12,453)
  Realized gain distribution from The Trusts........              --                  --                  --              --
                                                         -----------          ----------          ----------       ---------
 Net realized gain (loss)...........................        (238,541)           (385,601)            (35,347)        (12,453)
                                                         -----------          ----------          ----------       ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................         319,941           3,352,148             129,589         185,210
                                                         -----------          ----------          ----------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................          81,400           2,966,547              94,242         172,757
                                                         -----------          ----------          ----------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $   140,118          $2,927,803          $   94,903       $ 172,757
                                                         ===========          ==========          ==========       =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                                                   PIMCO VARIABLE
                                                                              OPPENHEIMER          INSURANCE TRUST
                                                         MUTUAL SHARES     GLOBAL SECURITIES   COMMODITYREALRETURN(R)
                                                      SECURITIES FUND(1)        FUND/VA         STRATEGY PORTFOLIO(1)
                                                     -------------------- ------------------- ------------------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................        $   48            $    21,945              $ 4,298
 Expenses:
  Less: Asset-based charges.........................            --                  6,391                   --
                                                            ------            -----------              -------
NET INVESTMENT INCOME (LOSS)........................            48                 15,554                4,298
                                                            ------            -----------              -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............            15               (104,112)                  72
  Realized gain distribution from The Trusts........            --                     --                1,629
                                                            ------            -----------              -------
 Net realized gain (loss)...........................            15               (104,112)               1,701
                                                            ------            -----------              -------
 Change in unrealized appreciation
  (depreciation) of investments.....................         1,732                358,649                8,459
                                                            ------            -----------              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         1,747                254,537               10,160
                                                            ------            -----------              -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $1,795            $   270,091              $14,458
                                                            ======            ===========              =======



                                                       PIMCO VARIABLE
                                                      INSURANCE TRUST    PIMCO VARIABLE   PIMCO VARIABLE
                                                        GLOBAL BOND     INSURANCE TRUST   INSURANCE TRUST
                                                         PORTFOLIO        REAL RETURN      TOTAL RETURN     T. ROWE PRICE
                                                         (UNHEDGED)       PORTFOLIO(1)     PORTFOLIO(1)    EQUITY INCOME(1)
                                                     ----------------- ----------------- ---------------- -----------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................      $153,682         $  2,441         $  26,151           $   98
 Expenses:
  Less: Asset-based charges.........................        11,783               --                --               --
                                                          --------         --------         ---------           ------
NET INVESTMENT INCOME (LOSS)........................       141,899            2,441            26,151               98
                                                          --------         --------         ---------           ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        62,048              949               386               25
  Realized gain distribution from The Trusts........        22,874              244             7,340               --
                                                          --------         --------         ---------           ------
 Net realized gain (loss)...........................        84,922            1,193             7,726               25
                                                          --------         --------         ---------           ------
 Change in unrealized appreciation
  (depreciation) of investments.....................       125,956           (7,290)          (36,134)           1,276
                                                          --------         --------         ---------           ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       210,878           (6,097)          (28,408)           1,301
                                                          --------         --------         ---------           ------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $352,777         $ (3,656)        $  (2,257)          $1,399
                                                          ========         ========         =========           ======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                           TEMPLETON            TEMPLETON            TEMPLETON
                                                      DEVELOPING MARKETS       GLOBAL BOND            GROWTH
                                                      SECURITIES FUND(1)   SECURITIES FUND(1)   SECURITIES FUND(1)
                                                     -------------------- -------------------- --------------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................        $    15              $   14                 $--
 Expenses:
  Less: Asset-based charges.........................             --                  --                  --
                                                            -------              ------                 ---
NET INVESTMENT INCOME (LOSS)........................             15                  14                  --
                                                            -------              ------                 ---
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............            317               1,982                  58
  Realized gain distribution from The Trusts........             --                   2                  --
                                                            -------              ------                 ---
 Net realized gain (loss)...........................            317               1,984                  58
                                                            -------              ------                 ---
 Change in unrealized appreciation
  (depreciation) of investments.....................         15,609               3,451                   3
                                                            -------              ------                 ---
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         15,926               5,435                  61
                                                            -------              ------                 ---
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $15,941              $5,449                 $61
                                                            =======              ======                 ===



                                                       UIF EMERGING    VAN ECK VIP   VAN ECK VIP   VAN ECK VIP
                                                       MARKETS DEBT     EMERGING     GLOBAL BOND   GLOBAL HARD
                                                         PORTFOLIO    MARKETS FUND       FUND      ASSETS FUND
                                                      -------------- -------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:.................................
  Dividends from The Trusts.........................     $  7,921     $    11,427       $5,409       $  2,049
 Expenses:
  Less: Asset-based charges.........................           --              --           --             --
                                                         --------     -----------       ------       --------
NET INVESTMENT INCOME (LOSS)........................        7,921          11,427        5,409          2,049
                                                         --------     -----------       ------       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       21,594        (102,919)          78         33,018
  Realized gain distribution from The Trusts........           --              --           --             --
                                                         --------     -----------       ------       --------
 Net realized gain (loss)...........................       21,594        (102,919)          78         33,018
                                                         --------     -----------       ------       --------
 Change in unrealized appreciation
  (depreciation) of investments.....................       (3,828)        543,450        3,929         86,020
                                                         --------     -----------       ------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       17,766         440,531        4,007        119,038
                                                         --------     -----------       ------       --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 25,687     $   451,958       $9,416       $121,087
                                                         ========     ===========       ======       ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust Portfolios, affiliates of AXA Equitable.
(1) Refer to the Statement of Changes in Net Assets for details on commencement of operations.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  ALL ASSET             AMERICAN CENTURY VP
                                                                                 ALLOCATION*               MID CAP VALUE
                                                                       ------------------------------- ---------------------
                                                                             2010            2009             2010 (l)
                                                                       --------------- --------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).........................................  $    522,325    $    857,594         $   185
 Net realized gain (loss) on investments..............................       985,201      (3,130,148)             22
 Change in unrealized appreciation (depreciation) of investments......     7,459,582      16,537,637           1,594
                                                                        ------------    ------------         -------
 Net Increase (decrease) in net assets from operations................     8,967,108      14,265,083           1,801
                                                                        ------------    ------------         -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                    7,910,612       8,558,408          10,433
  Transfers between funds including guaranteed interest account,
   net................................................................    (2,515,249)     (3,147,485)         14,102
  Transfers for contract benefits and terminations....................    (5,187,833)     (4,490,455)             --
  Contract maintenance charges........................................    (6,593,225)     (7,050,778)         (1,168)
                                                                        ------------    ------------         -------
Net increase (decrease) in net assets from contractowners transactions    (6,385,695)     (6,130,310)         23,367
                                                                        ------------    ------------         -------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..............................................            --             100              --
                                                                        ------------    ------------         -------
INCREASE (DECREASE) IN NET ASSETS.....................................     2,581,413       8,134,873          25,168
NET ASSETS -- BEGINNING OF PERIOD.....................................    68,155,461      60,020,588              --
                                                                        ------------    ------------         -------
NET ASSETS -- END OF PERIOD...........................................  $ 70,736,874    $ 68,155,461         $25,168
                                                                        ============    ============         =======
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...............................................................       458,875         610,533              --
 Redeemed.............................................................      (786,529)       (977,352)
                                                                        ------------    ------------         -------
 Net Increase (Decrease)..............................................      (327,654)       (366,819)             --
                                                                        ============    ============         =======
UNIT ACTIVITY CLASS II
 Issued...............................................................            --              --             243
 Redeemed.............................................................            --              --                (7)
                                                                        ------------    ------------         ----------
 Net Increase (Decrease)..............................................            --              --             236
                                                                        ============    ============         =========



                                                                               AXA AGGRESSIVE                  AXA BALANCED
                                                                                 ALLOCATION*                     STRATEGY*
                                                                       ------------------------------- -----------------------------
                                                                             2010            2009           2010           2009
                                                                       --------------- --------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).........................................  $    249,402    $    110,430     $   27,310      $ 1,130
 Net realized gain (loss) on investments..............................        12,798       1,114,302         16,276          476
 Change in unrealized appreciation (depreciation) of investments......     1,710,636       1,405,253        118,503       (1,403)
                                                                        ------------    ------------     ----------      -------
 Net Increase (decrease) in net assets from operations................     1,972,836       2,629,985        162,089          203
                                                                        ------------    ------------     ----------      -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                    4,769,996       5,163,985      2,382,099      189,514
  Transfers between funds including guaranteed interest account,
   net................................................................      (256,841)        392,700         44,033       63,878
  Transfers for contract benefits and terminations....................      (276,102)        (80,095)        (1,599)          --
  Contract maintenance charges........................................    (1,874,842)     (1,617,310)      (274,557)      (5,379)
                                                                        ------------    ------------     ----------      -------
Net increase (decrease) in net assets from contractowners transactions     2,362,211       3,859,280      2,149,976      248,013
                                                                        ------------    ------------     ----------      -------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..............................................            --              --             --           --
                                                                        ------------    ------------     ----------      -------
INCREASE (DECREASE) IN NET ASSETS.....................................     4,335,047       6,489,265      2,312,065      248,216
NET ASSETS -- BEGINNING OF PERIOD.....................................    13,231,012       6,741,747        248,216           --
                                                                        ------------    ------------     ----------      -------
NET ASSETS -- END OF PERIOD...........................................  $ 17,566,059    $ 13,231,012     $2,560,281      $248,216
                                                                        ============    ============     ==========      ========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...............................................................        44,974          82,518         21,896        2,440
 Redeemed.............................................................       (27,267)        (19,105)        (1,470)          (1)
                                                                        ------------    ------------     ----------      ---------
 Net Increase (Decrease)..............................................        17,707          63,413         20,426        2,439
                                                                        ============    ============     ==========      =========
UNIT ACTIVITY CLASS II
 Issued...............................................................            --              --             --           --
 Redeemed.............................................................            --              --             --           --
                                                                        ------------    ------------     ----------      ---------
 Net Increase (Decrease)..............................................            --              --             --           --
                                                                        ============    ============     ==========      =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  AXA CONSERVATIVE
                                                                                     ALLOCATION*
                                                                           -------------------------------
                                                                                2010            2009
                                                                           -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   49,608      $  40,943
 Net realized gain (loss) on investments..................................      156,819          5,809
 Change in unrealized appreciation (depreciation) of investments..........      (66,203)        97,801
                                                                             ----------      ---------
 Net Increase (decrease) in net assets from operations....................      140,224        144,553
                                                                             ----------      ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         758,653        896,474
  Transfers between funds including guaranteed interest account,
   net....................................................................     (147,570)       421,602
  Transfers for contract benefits and terminations........................      (77,718)        (1,814)
  Contract maintenance charges............................................     (267,835)      (215,829)
                                                                             ----------      ---------
Net increase (decrease) in net assets from contractowners transactions          265,530      1,100,433
                                                                             ----------      ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --             --
                                                                             ----------      ---------
INCREASE (DECREASE) IN NET ASSETS.........................................      405,754      1,244,986
NET ASSETS -- BEGINNING OF PERIOD.........................................    2,090,799        845,813
                                                                             ----------      ---------
NET ASSETS -- END OF PERIOD...............................................   $2,496,553      $2,090,799
                                                                             ==========      ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................       11,597             --
 Redeemed.................................................................          (29)             (2)
                                                                             ----------      -----------
 Net Increase (Decrease)..................................................       11,568              (2)
                                                                             ==========      ===========
UNIT ACTIVITY CLASS B
 Issued...................................................................       46,751         41,028
 Redeemed.................................................................      (46,453)       (15,742)
                                                                             ----------      -----------
 Net Increase (Decrease)..................................................          298         25,286
                                                                             ==========      ===========



                                                                               AXA CONSERVATIVE          AXA CONSERVATIVE-PLUS
                                                                               GROWTH STRATEGY*               ALLOCATION*
                                                                           ------------------------- -----------------------------
                                                                               2010         2009          2010           2009
                                                                           ------------ ------------ -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   8,117     $   249      $   97,187     $   60,156
 Net realized gain (loss) on investments..................................      6,746          71          99,005        147,874
 Change in unrealized appreciation (depreciation) of investments..........     24,206        (326)        205,590        150,401
                                                                            ---------     --------     ----------     ----------
 Net Increase (decrease) in net assets from operations....................     39,069            (6)      401,782        358,431
                                                                            ---------     ----------   ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       807,281      32,080       1,209,313      1,280,633
  Transfers between funds including guaranteed interest account,
   net....................................................................     (9,074)        436         626,071        793,339
  Transfers for contract benefits and terminations........................       (490)         --         (76,680)       (23,700)
  Contract maintenance charges............................................    (78,726)     (2,561)       (512,427)      (337,341)
                                                                            ---------     ---------    ----------     ----------
Net increase (decrease) in net assets from contractowners transactions        718,991      29,955       1,246,277      1,712,931
                                                                            ---------     ---------    ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --          --              --             --
                                                                            ---------     ---------    ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................    758,060      29,949       1,648,059      2,071,362
NET ASSETS -- BEGINNING OF PERIOD.........................................     29,949          --       3,637,794      1,566,432
                                                                            ---------     ---------    ----------     ----------
NET ASSETS -- END OF PERIOD...............................................  $ 788,009     $29,949      $5,285,853     $3,637,794
                                                                            =========     =========    ==========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................         --          --             177            732
 Redeemed.................................................................         --          --             (83)           (51)
                                                                            ---------     ---------    ----------     ----------
 Net Increase (Decrease)..................................................         --          --              94            681
                                                                            =========     =========    ==========     ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................      7,794         296          70,206         63,022
 Redeemed.................................................................       (977)         --         (22,490)        (6,969)
                                                                            ---------     ---------    ----------     ----------
 Net Increase (Decrease)..................................................      6,817         296          47,716         56,053
                                                                            =========     =========    ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                AXA CONSERVATIVE              AXA GROWTH
                                                                                   STRATEGY*                   STRATEGY*
                                                                           -------------------------- ---------------------------
                                                                               2010          2009          2010          2009
                                                                           ------------ ------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   6,350     $   949       $   26,600     $  1,982
 Net realized gain (loss) on investments..................................      9,298         108           16,220        1,274
 Change in unrealized appreciation (depreciation) of investments..........     (5,333)     (1,446)         171,216         (629)
                                                                            ---------     -------       ----------     --------
 Net Increase (decrease) in net assets from operations....................     10,315        (389)         214,036        2,627
                                                                            ---------     -------       ----------     --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       536,618      62,807        2,300,837      268,495
  Transfers between funds including guaranteed interest account,
   net....................................................................    (16,305)     (3,044)          94,564       38,435
  Transfers for contract benefits and terminations........................       (607)         --           (3,998)          --
  Contract maintenance charges............................................    (48,839)     (1,819)        (315,377)      (8,169)
                                                                            ---------     -------       ----------     --------
Net increase (decrease) in net assets from contractowners transactions        470,867      57,944        2,076,026      298,761
                                                                            ---------     -------       ----------     --------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --          --               --           --
                                                                            ---------     -------       ----------     --------
INCREASE (DECREASE) IN NET ASSETS.........................................    481,182      57,555        2,290,062      301,388
NET ASSETS -- BEGINNING OF PERIOD.........................................     57,555          --          301,388           --
                                                                            ---------     -------       ----------     --------
NET ASSETS -- END OF PERIOD...............................................  $ 538,737     $57,555       $2,591,450     $301,388
                                                                            =========     =======       ==========     ========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................         --          --               --           --
 Redeemed.................................................................         --          --               --           --
                                                                            ---------     -------       ----------     --------
 Net Increase (Decrease)..................................................         --          --               --           --
                                                                            =========     =======       ==========     ========
UNIT ACTIVITY CLASS B
 Issued...................................................................      6,996         572           20,841        2,960
 Redeemed.................................................................     (2,586)           (1)        (1,124)         (17)
                                                                            ---------     ----------    ----------     --------
 Net Increase (Decrease)..................................................      4,410         571           19,717        2,943
                                                                            =========     =========     ==========     ========



                                                                                    AXA MODERATE
                                                                                     ALLOCATION*
                                                                           -------------------------------
                                                                                 2010            2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $    546,600    $    249,532
 Net realized gain (loss) on investments..................................       277,382       1,094,165
 Change in unrealized appreciation (depreciation) of investments..........     1,554,611       1,119,489
                                                                            ------------    ------------
 Net Increase (decrease) in net assets from operations....................     2,378,593       2,463,186
                                                                            ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        7,879,068       8,893,566
  Transfers between funds including guaranteed interest account,
   net....................................................................       669,023       2,417,881
  Transfers for contract benefits and terminations........................      (584,530)        (83,235)
  Contract maintenance charges............................................    (3,141,555)     (2,323,223)
                                                                            ------------    ------------
Net increase (decrease) in net assets from contractowners transactions         4,822,006       8,904,989
                                                                            ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --              --
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................     7,200,599      11,368,175
NET ASSETS -- BEGINNING OF PERIOD.........................................    20,680,510       9,312,335
                                                                            ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 27,881,109    $ 20,680,510
                                                                            ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................            71             308
 Redeemed.................................................................           (40)            (29)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................            31             279
                                                                            ============    ============
UNIT ACTIVITY CLASS B
 Issued...................................................................       214,367         234,697
 Redeemed.................................................................      (154,721)        (63,055)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................        59,646         171,642
                                                                            ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              AXA MODERATE
                                                                            GROWTH STRATEGY*
                                                                       ---------------------------
                                                                            2010          2009
                                                                       -------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).........................................   $   78,582    $   3,025
 Net realized gain (loss) on investments..............................       37,967        2,692
 Change in unrealized appreciation (depreciation) of investments......      440,131       (3,656)
                                                                         ----------    ---------
 Net Increase (decrease) in net assets from operations................      556,680        2,061
                                                                         ----------    ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                   6,610,079      611,042
  Transfers between funds including guaranteed interest account,
   net................................................................      477,866       54,984
  Transfers for contract benefits and terminations....................      (42,112)          --
  Contract maintenance charges........................................     (812,865)     (21,814)
                                                                         ----------    ---------
Net increase (decrease) in net assets from contractowners transactions    6,232,968      644,212
                                                                         ----------    ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..............................................           --           --
                                                                         ----------    ---------
INCREASE (DECREASE) IN NET ASSETS.....................................    6,789,648      646,273
NET ASSETS -- BEGINNING OF PERIOD.....................................      646,273           --
                                                                         ----------    ---------
NET ASSETS -- END OF PERIOD...........................................   $7,435,921    $ 646,273
                                                                         ==========    =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...............................................................           --           --
 Redeemed.............................................................           --           --
                                                                         ----------    ---------
 Net Increase (Decrease)..............................................           --           --
                                                                         ==========    =========
UNIT ACTIVITY CLASS B
 Issued...............................................................       63,210        6,686
 Redeemed.............................................................       (3,812)        (351)
                                                                         ----------    ---------
 Net Increase (Decrease)..............................................       59,398        6,335
                                                                         ==========    =========



                                                                              AXA MODERATE-PLUS         AXA TACTICAL
                                                                                 ALLOCATION*            MANAGER 400*
                                                                       ------------------------------- --------------
                                                                             2010            2009         2010 (l)
                                                                       --------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).........................................  $    914,774    $    509,601      $   --
 Net realized gain (loss) on investments..............................       765,274       3,082,182       1,175
 Change in unrealized appreciation (depreciation) of investments......     4,154,187       3,591,571       1,024
                                                                        ------------    ------------      ------
 Net Increase (decrease) in net assets from operations................     5,834,235       7,183,354       2,199
                                                                        ------------    ------------      ------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                   15,009,646      16,088,143      54,413
  Transfers between funds including guaranteed interest account,
   net................................................................      (609,939)      2,708,471       4,776
  Transfers for contract benefits and terminations....................      (870,921)       (166,173)         --
  Contract maintenance charges........................................    (6,040,121)     (4,817,249)       (956)
                                                                        ------------    ------------      ------
Net increase (decrease) in net assets from contractowners transactions     7,488,665      13,813,192      58,233
                                                                        ------------    ------------      ------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..............................................            --              --          --
                                                                        ------------    ------------      ------
INCREASE (DECREASE) IN NET ASSETS.....................................    13,322,900      20,996,546      60,432
NET ASSETS -- BEGINNING OF PERIOD.....................................    44,094,181      23,097,635          --
                                                                        ------------    ------------      ------
NET ASSETS -- END OF PERIOD...........................................  $ 57,417,081    $ 44,094,181      $60,432
                                                                        ============    ============      =======
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...............................................................         4,337              59          --
 Redeemed.............................................................          (172)           (173)         --
                                                                        ------------    ------------      -------
 Net Increase (Decrease)..............................................         4,165            (114)         --
                                                                        ============    ============      =======
UNIT ACTIVITY CLASS B
 Issued...............................................................       198,814         285,342         568
 Redeemed.............................................................       (89,742)        (62,089)         (3)
                                                                        ------------    ------------      -------
 Net Increase (Decrease)..............................................       109,072         223,253         565
                                                                        ============    ============      =======



                                                                        AXA TACTICAL   AXA TACTICAL
                                                                        MANAGER 500*   MANAGER 2000*
                                                                       -------------- --------------
                                                                          2010 (l)       2010 (l)
                                                                       -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).........................................    $     78       $     8
 Net realized gain (loss) on investments..............................         564           751
 Change in unrealized appreciation (depreciation) of investments......       1,031         1,010
                                                                          --------       -------
 Net Increase (decrease) in net assets from operations................       1,673         1,769
                                                                          --------       -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                     23,140        24,512
  Transfers between funds including guaranteed interest account,
   net................................................................       8,226         3,377
  Transfers for contract benefits and terminations....................          --            --
  Contract maintenance charges........................................      (1,574)       (1,385)
                                                                          --------       -------
Net increase (decrease) in net assets from contractowners transactions      29,792        26,504
                                                                          --------       -------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..............................................          --            --
                                                                          --------       -------
INCREASE (DECREASE) IN NET ASSETS.....................................      31,465        28,273
NET ASSETS -- BEGINNING OF PERIOD.....................................          --            --
                                                                          --------       -------
NET ASSETS -- END OF PERIOD...........................................    $ 31,465       $28,273
                                                                          ========       =======
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...............................................................          --            --
 Redeemed.............................................................          --            --
                                                                          --------       -------
 Net Increase (Decrease)..............................................          --            --
                                                                          ========       =======
UNIT ACTIVITY CLASS B
 Issued...............................................................         320           268
 Redeemed.............................................................         (17)           (1)
                                                                          --------       -------
 Net Increase (Decrease)..............................................         303           267
                                                                          ========       =======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 AXA TACTICAL                DREYFUS STOCK
                                                                            MANAGER INTERNATIONAL*          INDEX FUND, INC.
                                                                           ------------------------ --------------------------------
                                                                                   2010 (l)               2010             2009
                                                                           ------------------------ ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................         $  181            $      401,616   $    598,227
 Net realized gain (loss) on investments..................................             38                (3,358,279)       (78,368)
 Change in unrealized appreciation (depreciation) of investments..........            729                 6,147,954      6,764,052
                                                                                   ------            --------------   ------------
 Net Increase (decrease) in net assets from operations....................            948                 3,191,291      7,283,911
                                                                                   ------            --------------   ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                            26,426                 1,661,657      2,041,811
  Transfers between funds including guaranteed interest account,
   net....................................................................          5,916               (10,683,346)    (1,849,435)
  Transfers for contract benefits and terminations........................             --                (1,865,330)    (1,494,814)
  Contract maintenance charges............................................           (775)               (2,308,099)    (3,609,919)
                                                                                   ------            --------------   ------------
Net increase (decrease) in net assets from contractowners transactions             31,567               (13,195,118)    (4,912,357)
                                                                                   ------            --------------   ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................             --                        --             --
                                                                                   ------            --------------   ------------
INCREASE (DECREASE) IN NET ASSETS.........................................         32,515               (10,003,827)     2,371,554
NET ASSETS -- BEGINNING OF PERIOD.........................................             --                34,285,305     31,913,751
                                                                                   ------            --------------   ------------
NET ASSETS -- END OF PERIOD...............................................         $32,515           $   24,281,478   $ 34,285,305
                                                                                   =======           ==============   ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................             --                        --             --
 Redeemed.................................................................             --                        --             --
                                                                                   -------           --------------   ------------
 Net Increase (Decrease)..................................................             --                        --             --
                                                                                   =======           ==============   ============
UNIT ACTIVITY CLASS B
 Issued...................................................................            314                        --             --
 Redeemed.................................................................               (4)                                    --
                                                                                   ---------         --------------   ------------
 Net Increase (Decrease)..................................................            310                        --             --
                                                                                   ========          ==============   ============
UNIT ACTIVITY INITIAL SHARES
 Issued...................................................................             --                   202,079        304,540
 Redeemed.................................................................             --                (1,172,840)      (752,796)
                                                                                   --------          --------------   ------------
 Net Increase (Decrease)..................................................             --                  (970,761)      (448,256)
                                                                                   ========          ==============   ============


                                                                                EQ/ALLIANCEBERNSTEIN
                                                                                    INTERNATIONAL*
                                                                           -------------------------------
                                                                                2010             2009
                                                                           --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   68,811     $      65,048
 Net realized gain (loss) on investments..................................     (445,463)       (2,177,902)
 Change in unrealized appreciation (depreciation) of investments..........      522,886         2,497,430
                                                                             ----------     -------------
 Net Increase (decrease) in net assets from operations....................      146,234           384,576
                                                                             ----------     -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         767,798           738,673
  Transfers between funds including guaranteed interest account,
   net....................................................................     (310,247)       (1,295,954)
  Transfers for contract benefits and terminations........................     (184,395)          (85,544)
  Contract maintenance charges............................................     (288,977)         (282,081)
                                                                             ----------     -------------
Net increase (decrease) in net assets from contractowners transactions          (15,821)         (924,906)
                                                                             ----------     -------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --                --
                                                                             ----------     -------------
INCREASE (DECREASE) IN NET ASSETS.........................................      130,413          (540,330)
NET ASSETS -- BEGINNING OF PERIOD.........................................    2,976,503         3,516,833
                                                                             ----------     -------------
NET ASSETS -- END OF PERIOD...............................................   $3,106,916     $   2,976,503
                                                                             ==========     =============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................        2,037            16,341
 Redeemed.................................................................      (43,611)         (212,226)
                                                                             ----------     -------------
 Net Increase (Decrease)..................................................      (41,574)         (195,885)
                                                                             ==========     =============
UNIT ACTIVITY CLASS B
 Issued...................................................................        5,574             6,383
 Redeemed.................................................................       (1,721)           (1,118)
                                                                             ----------     -------------
 Net Increase (Decrease)..................................................        3,853             5,265
                                                                             ==========     =============
UNIT ACTIVITY INITIAL SHARES
 Issued...................................................................           --                --
 Redeemed.................................................................           --                --
                                                                             ----------     -------------
 Net Increase (Decrease)..................................................           --                --
                                                                             ==========     =============



                                                                                EQ/ALLIANCEBERNSTEIN
                                                                                 SMALL CAP GROWTH *
                                                                           -----------------------------
                                                                                2010           2009
                                                                           -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   (1,555)    $     (590)
 Net realized gain (loss) on investments..................................      (47,187)       (50,590)
 Change in unrealized appreciation (depreciation) of investments..........      526,780        388,182
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      478,038        337,002
                                                                             ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         410,007        397,700
  Transfers between funds including guaranteed interest account,
   net....................................................................       34,017        (24,221)
  Transfers for contract benefits and terminations........................      (51,156)       (35,307)
  Contract maintenance charges............................................     (150,066)      (121,427)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions          242,802        216,745
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --             --
                                                                             ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................      720,840        553,747
NET ASSETS -- BEGINNING OF PERIOD.........................................    1,319,520        765,773
                                                                             ----------     ----------
NET ASSETS -- END OF PERIOD...............................................   $2,040,360     $1,319,520
                                                                             ==========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................        7,907         24,575
 Redeemed.................................................................      (11,847)       (24,113)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................       (3,940)           462
                                                                             ==========     ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................        1,797          1,900
 Redeemed.................................................................         (164)          (120)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................        1,633          1,780
                                                                             ==========     ==========
UNIT ACTIVITY INITIAL SHARES
 Issued...................................................................           --             --
 Redeemed.................................................................           --             --
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................           --             --
                                                                             ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/BLACKROCK
                                                                                BASIC VALUE EQUITY*
                                                                           -----------------------------
                                                                                2010           2009
                                                                           -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   35,863     $   40,925
 Net realized gain (loss) on investments..................................     (126,233)      (110,598)
 Change in unrealized appreciation (depreciation) of investments..........      466,038        492,828
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      375,668        423,155
                                                                             ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         872,543        615,576
  Transfers between funds including guaranteed interest account,
   net....................................................................      400,771         67,290
  Transfers for contract benefits and terminations........................      (91,885)       (47,913)
  Contract maintenance charges............................................     (261,853)      (187,552)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions          919,576        447,401
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --             --
                                                                             ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................    1,295,244        870,556
NET ASSETS -- BEGINNING OF PERIOD.........................................    1,997,759      1,127,203
                                                                             ----------     ----------
NET ASSETS -- END OF PERIOD...............................................   $3,293,003     $1,997,759
                                                                             ==========     ==========
UNIT ACTIVITY CLASS A
 Issued...................................................................           --             --
 Redeemed.................................................................           --             --
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................           --             --
                                                                             ==========     ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................       15,248         17,283
 Redeemed.................................................................      (15,030)       (13,956)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................          218          3,327
                                                                             ==========     ==========




                                                                                    EQ/BLACKROCK
                                                                                INTERNATIONAL VALUE*
                                                                           ------------------------------
                                                                                2010            2009
                                                                           -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   47,818    $      91,068
 Net realized gain (loss) on investments..................................     (143,947)      (1,383,099)
 Change in unrealized appreciation (depreciation) of investments..........      455,063        2,502,709
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................      358,934        1,210,678
                                                                             ----------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         613,362          430,505
  Transfers between funds including guaranteed interest account,
   net....................................................................      260,696         (563,299)
  Transfers for contract benefits and terminations........................      (36,743)      (1,383,384)
  Contract maintenance charges............................................     (295,459)        (275,554)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions          541,856       (1,791,732)
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --               --
                                                                             ----------    -------------
INCREASE (DECREASE) IN NET ASSETS.........................................      900,790         (581,054)
NET ASSETS -- BEGINNING OF PERIOD.........................................    4,619,210        5,200,264
                                                                             ----------    -------------
NET ASSETS -- END OF PERIOD...............................................   $5,520,000    $   4,619,210
                                                                             ==========    =============
UNIT ACTIVITY CLASS A
 Issued...................................................................        6,714            6,204
 Redeemed.................................................................       (9,303)        (175,932)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................       (2,589)        (169,728)
                                                                             ==========    =============
UNIT ACTIVITY CLASS B
 Issued...................................................................        5,241            2,816
 Redeemed.................................................................         (860)            (441)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................        4,381            2,375
                                                                             ==========    =============



                                                                                  EQ/BOSTON ADVISORS
                                                                                     EQUITY INCOME*
                                                                           ---------------------------------
                                                                                 2010              2009
                                                                           ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $    357,001      $    360,773
 Net realized gain (loss) on investments..................................    (1,026,217)       (2,157,541)
 Change in unrealized appreciation (depreciation) of investments..........     3,001,401         3,493,570
                                                                            ------------      ------------
 Net Increase (decrease) in net assets from operations....................     2,332,185         1,696,802
                                                                            ------------      ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        1,056,687         1,244,054
  Transfers between funds including guaranteed interest account,
   net....................................................................      (500,138)         (503,323)
  Transfers for contract benefits and terminations........................    (1,067,635)       (2,504,505)
  Contract maintenance charges............................................      (991,149)       (1,095,236)
                                                                            ------------      ------------
Net increase (decrease) in net assets from contractowners transactions        (1,502,235)       (2,859,010)
                                                                            ------------      ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --                --
                                                                            ------------      ------------
INCREASE (DECREASE) IN NET ASSETS.........................................       829,950        (1,162,208)
NET ASSETS -- BEGINNING OF PERIOD.........................................    15,939,353        17,101,561
                                                                            ------------      ------------
NET ASSETS -- END OF PERIOD...............................................  $ 16,769,303      $ 15,939,353
                                                                            ============      ============
UNIT ACTIVITY CLASS A
 Issued...................................................................        11,204            21,728
 Redeemed.................................................................       (61,264)         (200,335)
                                                                            ------------      ------------
 Net Increase (Decrease)..................................................       (50,060)         (178,607)
                                                                            ============      ============
UNIT ACTIVITY CLASS B
 Issued...................................................................        77,443           125,437
 Redeemed.................................................................      (147,493)         (182,586)
                                                                            ------------      ------------
 Net Increase (Decrease)..................................................       (70,050)          (57,149)
                                                                            ============      ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/CALVERT SOCIALLY
                                                                                   RESPONSIBLE*
                                                                           -----------------------------
                                                                                2010           2009
                                                                           -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   (4,315)    $    1,423
 Net realized gain (loss) on investments..................................      (65,336)      (107,639)
 Change in unrealized appreciation (depreciation) of investments..........      229,250        433,775
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      159,599        327,559
                                                                             ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         192,340        229,985
  Transfers between funds including guaranteed interest account,
   net....................................................................      (15,623)       (75,071)
  Transfers for contract benefits and terminations........................     (247,525)       (83,712)
  Contract maintenance charges............................................     (106,865)      (109,092)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions         (177,673)       (37,890)
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --            (11)
                                                                             ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................      (18,074)       289,658
NET ASSETS -- BEGINNING OF PERIOD.........................................    1,402,729      1,113,071
                                                                             ----------     ----------
NET ASSETS -- END OF PERIOD...............................................   $1,384,655     $1,402,729
                                                                             ==========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................       25,368         37,502
 Redeemed.................................................................      (52,377)       (44,922)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................      (27,009)        (7,420)
                                                                             ==========     ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................        3,645          4,815
 Redeemed.................................................................       (4,230)        (5,450)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................         (585)          (635)
                                                                             ==========     ==========



                                                                                  EQ/CAPITAL                  EQ/CAPITAL
                                                                               GUARDIAN GROWTH*           GUARDIAN RESEARCH*
                                                                           ------------------------- ----------------------------
                                                                               2010         2009          2010           2009
                                                                           ------------ ------------ -------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   2,574    $   1,703     $   21,058    $   32,805
 Net realized gain (loss) on investments..................................    (10,946)     (25,282)      (311,964)     (212,068)
 Change in unrealized appreciation (depreciation) of investments..........     71,837      124,354        816,107     1,060,600
                                                                            ---------    ---------     ----------    ----------
 Net Increase (decrease) in net assets from operations....................     63,465      100,775        525,201       881,337
                                                                            ---------    ---------     ----------    ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       125,181       74,190        403,003       437,740
  Transfers between funds including guaranteed interest account,
   net....................................................................      2,600      (17,149)      (307,146)        6,618
  Transfers for contract benefits and terminations........................    (18,470)      (8,265)      (193,858)      (45,644)
  Contract maintenance charges............................................    (40,229)     (31,234)      (270,058)     (267,290)
                                                                            ---------    ---------     ----------    ----------
Net increase (decrease) in net assets from contractowners transactions         69,082       17,542       (368,059)      131,424
                                                                            ---------    ---------     ----------    ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --           --             --            --
                                                                            ---------    ---------     ----------    ----------
INCREASE (DECREASE) IN NET ASSETS.........................................    132,547      118,317        157,142     1,012,761
NET ASSETS -- BEGINNING OF PERIOD.........................................    421,412      303,095      3,778,906     2,766,145
                                                                            ---------    ---------     ----------    ----------
NET ASSETS -- END OF PERIOD...............................................  $ 553,959    $ 421,412     $3,936,048    $3,778,906
                                                                            =========    =========     ==========    ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................      1,866          788         81,765        82,407
 Redeemed.................................................................     (3,196)      (5,105)      (123,853)      (70,121)
                                                                            ---------    ---------     ----------    ----------
 Net Increase (Decrease)..................................................     (1,330)      (4,317)       (42,088)       12,286
                                                                            =========    =========     ==========    ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................      1,431        1,048            258           327
 Redeemed.................................................................       (246)        (159)           (99)         (131)
                                                                            ---------    ---------     ----------    ----------
 Net Increase (Decrease)..................................................      1,185          889            159           196
                                                                            =========    =========     ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/COMMON STOCK
                                                                                      INDEX*
                                                                           -----------------------------
                                                                                2010           2009
                                                                           -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   42,173     $   36,778
 Net realized gain (loss) on investments..................................      (59,650)       (96,501)
 Change in unrealized appreciation (depreciation) of investments..........      500,245        580,026
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      482,768        520,303
                                                                             ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       1,095,901      1,095,508
  Transfers between funds including guaranteed interest account,
   net....................................................................      (23,443)        14,610
  Transfers for contract benefits and terminations........................      (74,310)       (50,736)
  Contract maintenance charges............................................     (380,022)      (300,515)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions          618,126        758,867
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --             --
                                                                             ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................    1,100,894      1,279,170
NET ASSETS -- BEGINNING OF PERIOD.........................................    2,528,377      1,249,207
                                                                             ----------     ----------
NET ASSETS -- END OF PERIOD...............................................   $3,629,271     $2,528,377
                                                                             ==========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................        3,620          2,083
 Redeemed.................................................................      (10,621)        (7,899)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................       (7,001)        (5,816)
                                                                             ==========     ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................        9,727         12,928
 Redeemed.................................................................       (1,412)          (960)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................        8,315         11,968
                                                                             ==========     ==========



                                                                                    EQ/CORE BOND
                                                                                       INDEX*
                                                                           -------------------------------
                                                                             2010 (H)(I)         2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $    820,088    $    903,108
 Net realized gain (loss) on investments..................................      (180,883)       (609,464)
 Change in unrealized appreciation (depreciation) of investments..........     1,508,699        (284,396)
                                                                            ------------    ------------
 Net Increase (decrease) in net assets from operations....................     2,147,904           9,248
                                                                            ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        2,722,557       1,736,691
  Transfers between funds including guaranteed interest account,
   net....................................................................      (701,616)     30,096,125
  Transfers for contract benefits and terminations........................    (1,861,612)     (3,297,396)
  Contract maintenance charges............................................    (2,400,121)     (1,260,624)
                                                                            ------------    ------------
Net increase (decrease) in net assets from contractowners transactions        (2,240,792)     27,274,796
                                                                            ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --          80,000
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................       (92,888)     27,364,044
NET ASSETS -- BEGINNING OF PERIOD.........................................    36,858,618       9,494,574
                                                                            ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 36,765,730    $ 36,858,618
                                                                            ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................       266,096       2,526,737
 Redeemed.................................................................      (493,867)       (440,832)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................      (227,771)      2,085,905
                                                                            ============    ============
UNIT ACTIVITY CLASS B
 Issued...................................................................         8,987           4,288
 Redeemed.................................................................        (2,735)           (459)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................         6,252           3,829
                                                                            ============    ============



                                                                                 EQ/EQUITY 500 INDEX*
                                                                            ------------------------------
                                                                                 2010            2009
                                                                            --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................    $   46,981      $   40,838
 Net realized gain (loss) on investments..................................      (222,616)        (47,219)
 Change in unrealized appreciation (depreciation) of investments..........       626,883         505,012
                                                                              ----------      ----------
 Net Increase (decrease) in net assets from operations....................       451,248         498,631
                                                                              ----------      ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        1,221,934         802,452
  Transfers between funds including guaranteed interest account,
   net....................................................................       (69,878)            200
  Transfers for contract benefits and terminations........................        (9,392)         (2,820)
  Contract maintenance charges............................................      (387,494)       (294,953)
                                                                              ----------      ----------
Net increase (decrease) in net assets from contractowners transactions           755,170         504,879
                                                                              ----------      ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --              --
                                                                              ----------      ----------
INCREASE (DECREASE) IN NET ASSETS.........................................     1,206,418       1,003,510
NET ASSETS -- BEGINNING OF PERIOD.........................................     2,440,750       1,437,240
                                                                              ----------      ----------
NET ASSETS -- END OF PERIOD...............................................    $3,647,168      $2,440,750
                                                                              ==========      ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................            --              --
 Redeemed.................................................................            --              --
                                                                              ----------      ----------
 Net Increase (Decrease)..................................................            --              --
                                                                              ==========      ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................        15,032           8,033
 Redeemed.................................................................        (6,886)         (1,151)
                                                                              ----------      ----------
 Net Increase (Decrease)..................................................         8,146           6,882
                                                                              ==========      ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/EQUITY
                                                                                    GROWTH PLUS*
                                                                           ------------------------------
                                                                                 2010           2009
                                                                           --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $    (4,881)    $   42,938
 Net realized gain (loss) on investments..................................       (73,781)      (327,164)
 Change in unrealized appreciation (depreciation) of investments..........     1,456,627      2,434,489
                                                                             -----------     ----------
 Net Increase (decrease) in net assets from operations....................     1,377,965      2,150,263
                                                                             -----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        1,440,730      1,630,412
  Transfers between funds including guaranteed interest account,
   net....................................................................      (431,978)      (575,751)
  Transfers for contract benefits and terminations........................      (555,214)      (566,495)
  Contract maintenance charges............................................      (920,642)      (904,532)
                                                                             -----------     ----------
Net increase (decrease) in net assets from contractowners transactions          (467,104)      (416,366)
                                                                             -----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         2,253         17,745
                                                                             -----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................       913,114      1,751,642
NET ASSETS -- BEGINNING OF PERIOD.........................................     9,741,416      7,989,774
                                                                             -----------     ----------
NET ASSETS -- END OF PERIOD...............................................   $10,654,530     $9,741,416
                                                                             ===========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................        97,194        141,490
 Redeemed.................................................................      (151,291)      (233,568)
                                                                             -----------     ----------
 Net Increase (Decrease)..................................................       (54,097)       (92,078)
                                                                             ===========     ==========



                                                                               EQ/GAMCO MERGERS             EQ/GAMCO SMALL
                                                                                & ACQUISITIONS*              COMPANY VALUE*
                                                                           ------------------------- -------------------------------
                                                                               2010         2009           2010            2009
                                                                           ------------ ------------ --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $      --    $      --    $   (121,563)   $    (69,423)
 Net realized gain (loss) on investments..................................      9,804       (1,323)      3,815,289         555,549
 Change in unrealized appreciation (depreciation) of investments..........     34,245       41,424      15,500,411      18,681,526
                                                                            ---------    ---------    ------------    ------------
 Net Increase (decrease) in net assets from operations....................     44,049       40,101      19,194,137      19,167,652
                                                                            ---------    ---------    ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       157,054       92,545       5,962,651       6,304,914
  Transfers between funds including guaranteed interest account,
   net....................................................................    139,640       (2,450)     (1,937,643)     (2,419,712)
  Transfers for contract benefits and terminations........................       (401)      (1,310)     (5,834,951)     (5,625,739)
  Contract maintenance charges............................................    (48,746)     (32,775)     (4,538,563)     (4,505,995)
                                                                            ---------    ---------    ------------    ------------
Net increase (decrease) in net assets from contractowners transactions        247,547       56,010      (6,348,506)     (6,246,532)
                                                                            ---------    ---------    ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --           --              --             550
                                                                            ---------    ---------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................    291,596       96,111      12,845,631      12,921,670
NET ASSETS -- BEGINNING OF PERIOD.........................................    316,134      220,023      64,123,318      51,201,648
                                                                            ---------    ---------    ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 607,730    $ 316,134    $ 76,968,949    $ 64,123,318
                                                                            =========    =========    ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................      2,384          596         207,731         305,197
 Redeemed.................................................................       (457)        (117)       (400,334)       (537,006)
                                                                            ---------    ---------    ------------    ------------
 Net Increase (Decrease)..................................................      1,927          479        (192,603)       (231,809)
                                                                            =========    =========    ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    EQ/GLOBAL
                                                                                   BOND PLUS*
                                                                           ---------------------------
                                                                                2010          2009
                                                                           -------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   28,266    $   4,923
 Net realized gain (loss) on investments..................................      (19,990)     (16,003)
 Change in unrealized appreciation (depreciation) of investments..........       50,880       26,488
                                                                             ----------    ---------
 Net Increase (decrease) in net assets from operations....................       59,156       15,408
                                                                             ----------    ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         390,837      310,023
  Transfers between funds including guaranteed interest account,
   net....................................................................       (2,336)      28,739
  Transfers for contract benefits and terminations........................      (27,867)      (1,592)
  Contract maintenance charges............................................     (125,372)     (94,151)
                                                                             ----------    ---------
Net increase (decrease) in net assets from contractowners transactions          235,262      243,019
                                                                             ----------    ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --           --
                                                                             ----------    ---------
INCREASE (DECREASE) IN NET ASSETS.........................................      294,418      258,427
NET ASSETS -- BEGINNING OF PERIOD.........................................      751,784      493,357
                                                                             ----------    ---------
NET ASSETS -- END OF PERIOD...............................................   $1,046,202    $ 751,784
                                                                             ==========    =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................           --           --
 Redeemed.................................................................           --           --
                                                                             ----------    ---------
 Net Increase (Decrease)..................................................           --           --
                                                                             ==========    =========
UNIT ACTIVITY CLASS B
 Issued...................................................................        3,220        2,872
 Redeemed.................................................................       (1,284)        (801)
                                                                             ----------    ---------
 Net Increase (Decrease)..................................................        1,936        2,071
                                                                             ==========    =========




                                                                                     EQ/GLOBAL
                                                                               MULTI-SECTOR EQUITY*
                                                                           -----------------------------
                                                                                2010           2009
                                                                           -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   58,655     $   45,340
 Net realized gain (loss) on investments..................................     (196,686)      (152,197)
 Change in unrealized appreciation (depreciation) of investments..........      723,120      1,451,216
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      585,089      1,344,359
                                                                             ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       1,425,104      1,368,339
  Transfers between funds including guaranteed interest account,
   net....................................................................     (149,537)        54,991
  Transfers for contract benefits and terminations........................     (101,086)       (51,543)
  Contract maintenance charges............................................     (524,738)      (437,285)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions          649,743        934,502
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --             --
                                                                             ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................    1,234,832      2,278,861
NET ASSETS -- BEGINNING OF PERIOD.........................................    4,464,406      2,185,545
                                                                             ----------     ----------
NET ASSETS -- END OF PERIOD...............................................   $5,699,238     $4,464,406
                                                                             ==========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................        4,782          8,355
 Redeemed.................................................................      (12,366)        (8,637)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................       (7,584)          (282)
                                                                             ==========     ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................        5,151          6,836
 Redeemed.................................................................         (784)          (699)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................        4,367          6,137
                                                                             ==========     ==========



                                                                                  EQ/INTERMEDIATE
                                                                                    GOVERNMENT
                                                                                    BOND INDEX*
                                                                          -------------------------------
                                                                                2010          2009 (J)'
                                                                          ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................................. $    207,958      $   98,870
 Net realized gain (loss) on investments..................................        5,476         (17,465)
 Change in unrealized appreciation (depreciation) of investments..........      234,560        (294,394)
                                                                           ------------      ----------
 Net Increase (decrease) in net assets from operations....................      447,994        (212,989)
                                                                           ------------      ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         972,365         362,598
  Transfers between funds including guaranteed interest account,
   net....................................................................    8,588,300       8,241,984
  Transfers for contract benefits and terminations........................     (626,085)       (115,208)
  Contract maintenance charges............................................   (1,097,069)       (243,306)
                                                                           ------------      ----------
Net increase (decrease) in net assets from contractowners transactions        7,837,511       8,246,068
                                                                           ------------      ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --          96,419
                                                                           ------------      ----------
INCREASE (DECREASE) IN NET ASSETS.........................................    8,285,505       8,129,498
NET ASSETS -- BEGINNING OF PERIOD.........................................    8,368,220         238,722
                                                                           ------------      ----------
NET ASSETS -- END OF PERIOD............................................... $ 16,653,725      $8,368,220
                                                                           ============      ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................      608,697         573,740
 Redeemed.................................................................     (151,622)        (31,076)
                                                                           ------------      ----------
 Net Increase (Decrease)..................................................      457,075         542,664
                                                                           ============      ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................        1,494           1,804
 Redeemed.................................................................         (310)           (804)
                                                                           ------------      ----------
 Net Increase (Decrease)..................................................        1,184           1,000
                                                                           ============      ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                               EQ/INTERNATIONAL
                                                                                  CORE PLUS*
                                                                           -------------------------
                                                                               2010         2009
                                                                           ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $  12,664    $  13,731
 Net realized gain (loss) on investments..................................    (43,650)     (26,241)
 Change in unrealized appreciation (depreciation) of investments..........    103,785      126,819
                                                                            ---------    ---------
 Net Increase (decrease) in net assets from operations....................     72,799      114,309
                                                                            ---------    ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       246,514      218,789
  Transfers between funds including guaranteed interest account,
   net....................................................................    (12,642)      82,654
  Transfers for contract benefits and terminations........................     (2,022)        (908)
  Contract maintenance charges............................................    (76,715)     (51,449)
                                                                            ---------    ---------
Net increase (decrease) in net assets from contractowners transactions        155,135      249,086
                                                                            ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --           --
                                                                            ---------    ---------
INCREASE (DECREASE) IN NET ASSETS.........................................    227,934      363,395
NET ASSETS -- BEGINNING OF PERIOD.........................................    551,557      188,162
                                                                            ---------    ---------
NET ASSETS -- END OF PERIOD...............................................  $ 779,491    $ 551,557
                                                                            =========    =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................      2,089        2,566
 Redeemed.................................................................       (825)        (247)
                                                                            ---------    ---------
 Net Increase (Decrease)..................................................      1,264        2,319
                                                                            =========    =========





                                                                                  EQ/INTERNATIONAL
                                                                                       GROWTH*
                                                                           -------------------------------
                                                                                 2010            2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $     48,437    $     84,466
 Net realized gain (loss) on investments..................................       515,809         434,510
 Change in unrealized appreciation (depreciation) of investments..........     1,587,804       4,092,177
                                                                            ------------    ------------
 Net Increase (decrease) in net assets from operations....................     2,152,050       4,611,153
                                                                            ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        1,807,388       2,020,207
  Transfers between funds including guaranteed interest account,
   net....................................................................      (655,846)       (834,718)
  Transfers for contract benefits and terminations........................    (1,840,289)     (1,016,921)
  Contract maintenance charges............................................    (1,295,212)     (1,414,813)
                                                                            ------------    ------------
Net increase (decrease) in net assets from contractowners transactions        (1,983,959)     (1,246,245)
                                                                            ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --              --
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................       168,091       3,364,908
NET ASSETS -- BEGINNING OF PERIOD.........................................    17,016,459      13,651,551
                                                                            ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 17,184,550    $ 17,016,459
                                                                            ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................       108,777         176,633
 Redeemed.................................................................      (257,058)       (295,202)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................      (148,281)       (118,569)
                                                                            ============    ============




                                                                                  EQ/JPMORGAN
                                                                              VALUE OPPORTUNITIES*
                                                                           --------------------------
                                                                               2010          2009
                                                                           ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   5,415     $  3,117
 Net realized gain (loss) on investments..................................    (15,750)      (9,558)
 Change in unrealized appreciation (depreciation) of investments..........     56,400       59,319
                                                                            ---------     ---------
 Net Increase (decrease) in net assets from operations....................     46,065       52,878
                                                                            ---------     ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       141,582       84,997
  Transfers between funds including guaranteed interest account,
   net....................................................................     43,179       27,227
  Transfers for contract benefits and terminations........................     (3,587)            (3)
  Contract maintenance charges............................................    (36,879)     (24,994)
                                                                            ---------     ----------
Net increase (decrease) in net assets from contractowners transactions        144,295       87,227
                                                                            ---------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --           --
                                                                            ---------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................    190,360      140,105
NET ASSETS -- BEGINNING OF PERIOD.........................................    258,313      118,208
                                                                            ---------     ----------
NET ASSETS -- END OF PERIOD...............................................  $ 448,673     $258,313
                                                                            =========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................      2,375          790
 Redeemed.................................................................       (260)         (86)
                                                                            ---------     ----------
 Net Increase (Decrease)..................................................      2,115          704
                                                                            =========     ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 EQ/LARGE CAP
                                                                                  CORE PLUS*
                                                                           -------------------------
                                                                               2010         2009
                                                                           ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   2,786    $    2,018
 Net realized gain (loss) on investments..................................     23,903       (13,940)
 Change in unrealized appreciation (depreciation) of investments..........     22,868        21,976
                                                                            ---------    ----------
 Net Increase (decrease) in net assets from operations....................     49,557        10,054
                                                                            ---------    ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        33,682        20,227
  Transfers between funds including guaranteed interest account,
   net....................................................................    193,300           656
  Transfers for contract benefits and terminations........................        (15)           --
  Contract maintenance charges............................................    (14,581)       (9,527)
                                                                            ---------    ----------
Net increase (decrease) in net assets from contractowners transactions        212,386        11,356
                                                                            ---------    ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --            --
                                                                            ---------    ----------
INCREASE (DECREASE) IN NET ASSETS.........................................    261,943        21,410
NET ASSETS -- BEGINNING OF PERIOD.........................................     52,868        31,458
                                                                            ---------    ----------
NET ASSETS -- END OF PERIOD...............................................  $ 314,811    $   52,868
                                                                            =========    ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................      2,514           445
 Redeemed.................................................................       (101)         (304)
                                                                            ---------    ----------
 Net Increase (Decrease)..................................................      2,413           141
                                                                            =========    ==========



                                                                                 EQ/LARGE CAP              EQ/LARGE CAP
                                                                                 GROWTH INDEX*             GROWTH PLUS*
                                                                           ------------------------- -------------------------
                                                                               2010         2009         2010         2009
                                                                           ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   7,756    $  10,158    $   2,004    $   4,161
 Net realized gain (loss) on investments..................................     (3,273)      (3,124)     (11,369)     (11,615)
 Change in unrealized appreciation (depreciation) of investments..........    114,563      134,095       80,346       92,761
                                                                            ---------    ---------    ---------    ---------
 Net Increase (decrease) in net assets from operations....................    119,046      141,129       70,981       85,307
                                                                            ---------    ---------    ---------    ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       254,013      218,912      195,029      144,771
  Transfers between funds including guaranteed interest account,
   net....................................................................     25,959       50,324      (20,044)     (12,279)
  Transfers for contract benefits and terminations........................     (5,794)      (2,086)      (3,943)        (147)
  Contract maintenance charges............................................    (81,146)     (57,565)     (53,169)     (39,044)
                                                                            ---------    ---------    ---------    ---------
Net increase (decrease) in net assets from contractowners transactions        193,032      209,585      117,873       93,301
                                                                            ---------    ---------    ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --       (8,346)          --           --
                                                                            ---------    ---------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS.........................................    312,078      342,368      188,854      178,608
NET ASSETS -- BEGINNING OF PERIOD.........................................    567,860      225,492      397,379      218,771
                                                                            ---------    ---------    ---------    ---------
NET ASSETS -- END OF PERIOD...............................................  $ 879,938    $ 567,860    $ 586,233    $ 397,379
                                                                            =========    =========    =========    =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................      2,904        3,613        1,042          966
 Redeemed.................................................................       (427)        (232)        (349)        (348)
                                                                            ---------    ---------    ---------    ---------
 Net Increase (Decrease)..................................................      2,477        3,381          693          618
                                                                            =========    =========    =========    =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 EQ/LARGE CAP
                                                                                 VALUE INDEX*
                                                                           -------------------------
                                                                               2010         2009
                                                                           ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   4,537    $  15,250
 Net realized gain (loss) on investments..................................    (32,829)      (9,622)
 Change in unrealized appreciation (depreciation) of investments..........     67,662       28,022
                                                                            ---------    ---------
 Net Increase (decrease) in net assets from operations....................     39,370       33,650
                                                                            ---------    ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       129,608       82,679
  Transfers between funds including guaranteed interest account,
   net....................................................................     (6,307)      18,793
  Transfers for contract benefits and terminations........................     (2,369)        (230)
  Contract maintenance charges............................................    (29,772)     (21,962)
                                                                            ---------    ---------
Net increase (decrease) in net assets from contractowners transactions         91,160       79,280
                                                                            ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --           --
                                                                            ---------    ---------
INCREASE (DECREASE) IN NET ASSETS.........................................    130,530      112,930
NET ASSETS -- BEGINNING OF PERIOD.........................................    199,360       86,430
                                                                            ---------    ---------
NET ASSETS -- END OF PERIOD...............................................  $ 329,890    $ 199,360
                                                                            =========    =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................         --           --
 Redeemed.................................................................         --           --
                                                                            ---------    ---------
 Net Increase (Decrease)..................................................         --           --
                                                                            =========    =========
UNIT ACTIVITY CLASS B
 Issued...................................................................      2,076        1,852
 Redeemed.................................................................       (478)        (110)
                                                                            ---------    ---------
 Net Increase (Decrease)..................................................      1,598        1,742
                                                                            =========    =========




                                                                                    EQ/LARGE CAP
                                                                                    VALUE PLUS*
                                                                           ------------------------------
                                                                                2010            2009
                                                                           -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   95,608    $     143,246
 Net realized gain (loss) on investments..................................     (443,678)      (1,244,912)
 Change in unrealized appreciation (depreciation) of investments..........    1,245,610        2,551,028
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................      897,540        1,449,362
                                                                             ----------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         788,096          870,562
  Transfers between funds including guaranteed interest account,
   net....................................................................     (139,611)         273,880
  Transfers for contract benefits and terminations........................     (121,229)      (1,304,701)
  Contract maintenance charges............................................     (503,373)        (457,548)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions           23,883         (617,807)
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --           15,000
                                                                             ----------    -------------
INCREASE (DECREASE) IN NET ASSETS.........................................      921,423          846,555
NET ASSETS -- BEGINNING OF PERIOD.........................................    6,949,288        6,102,733
                                                                             ----------    -------------
NET ASSETS -- END OF PERIOD...............................................   $7,870,711    $   6,949,288
                                                                             ==========    =============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................       29,908           62,209
 Redeemed.................................................................      (38,506)        (137,148)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................       (8,598)         (74,939)
                                                                             ==========    =============
UNIT ACTIVITY CLASS B
 Issued...................................................................        3,126            5,785
 Redeemed.................................................................       (1,859)            (608)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................        1,267            5,177
                                                                             ==========    =============



                                                                                   EQ/LORD ABBETT
                                                                                 GROWTH AND INCOME*
                                                                            ----------------------------
                                                                                 2010           2009
                                                                            -------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................    $   23,454    $   33,636
 Net realized gain (loss) on investments..................................      (282,357)     (617,052)
 Change in unrealized appreciation (depreciation) of investments..........     1,265,032     1,489,950
                                                                              ----------    ----------
 Net Increase (decrease) in net assets from operations....................     1,006,129       906,534
                                                                              ----------    ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                          918,736       977,615
  Transfers between funds including guaranteed interest account,
   net....................................................................      (313,987)     (177,449)
  Transfers for contract benefits and terminations........................      (329,953)     (357,401)
  Contract maintenance charges............................................      (447,350)     (449,650)
                                                                              ----------    ----------
Net increase (decrease) in net assets from contractowners transactions          (172,554)       (6,885)
                                                                              ----------    ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --            --
                                                                              ----------    ----------
INCREASE (DECREASE) IN NET ASSETS.........................................       833,575       899,649
NET ASSETS -- BEGINNING OF PERIOD.........................................     5,851,491     4,951,842
                                                                              ----------    ----------
NET ASSETS -- END OF PERIOD...............................................    $6,685,066    $5,851,491
                                                                              ==========    ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................        71,338       128,296
 Redeemed.................................................................       (93,703)     (136,739)
                                                                              ----------    ----------
 Net Increase (Decrease)..................................................       (22,365)       (8,443)
                                                                              ==========    ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................         1,147         1,170
 Redeemed.................................................................          (102)          (78)
                                                                              ----------    ----------
 Net Increase (Decrease)..................................................         1,045         1,092
                                                                              ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/LORD ABBETT                EQ/MID CAP
                                                                                LARGE CAP CORE*                 INDEX*
                                                                           ------------------------- -----------------------------
                                                                               2010         2009          2010           2009
                                                                           ------------ ------------ -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   1,462    $   1,368     $   29,286     $   32,687
 Net realized gain (loss) on investments..................................     (4,191)      (9,472)      (339,198)      (460,884)
 Change in unrealized appreciation (depreciation) of investments..........     54,720       53,402      1,251,037      1,387,843
                                                                            ---------    ---------     ----------     ----------
 Net Increase (decrease) in net assets from operations....................     51,991       45,298        941,125        959,646
                                                                            ---------    ---------     ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       154,236      117,399        860,992        882,799
  Transfers between funds including guaranteed interest account,
   net....................................................................     26,709       43,513       (311,903)       (85,029)
  Transfers for contract benefits and terminations........................     (7,798)        (406)      (170,146)      (165,172)
  Contract maintenance charges............................................    (38,965)     (24,995)      (347,722)      (318,283)
                                                                            ---------    ---------     ----------     ----------
Net increase (decrease) in net assets from contractowners transactions        134,182      135,511         31,221        314,315
                                                                            ---------    ---------     ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --           --              8             --
                                                                            ---------    ---------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................    186,173      180,809        972,354      1,273,961
NET ASSETS -- BEGINNING OF PERIOD.........................................    259,465       78,656      3,673,078      2,399,117
                                                                            ---------    ---------     ----------     ----------
NET ASSETS -- END OF PERIOD...............................................  $ 445,638    $ 259,465     $4,645,432     $3,673,078
                                                                            =========    =========     ==========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................         --           --         25,864         46,549
 Redeemed.................................................................         --           --        (40,656)       (49,021)
                                                                            ---------    ---------     ----------     ----------
 Net Increase (Decrease)..................................................         --           --        (14,792)         4,175
                                                                            =========    =========     ==========     ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................      1,484        1,615          3,039          4,533
 Redeemed.................................................................       (341)        (219)        (1,073)          (358)
                                                                            ---------    ---------     ----------     ----------
 Net Increase (Decrease)..................................................      1,143        1,396          1,966         (2,472)
                                                                            =========    =========     ==========     ==========



                                                                                      EQ/MID CAP
                                                                                     VALUE PLUS*
                                                                           ---------------------------------
                                                                            2010 (A)(B)( C)        2009
                                                                           ----------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $    125,025     $    128,850
 Net realized gain (loss) on investments..................................     (1,071,808)        (536,382)
 Change in unrealized appreciation (depreciation) of investments..........      3,530,880       (2,354,440)
                                                                             ------------     ------------
 Net Increase (decrease) in net assets from operations....................      2,584,097       (2,761,972)
                                                                             ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         1,742,806          731,037
  Transfers between funds including guaranteed interest account,
   net....................................................................       (876,053)      14,777,954
  Transfers for contract benefits and terminations........................       (843,909)        (500,137)
  Contract maintenance charges............................................       (942,748)        (329,427)
                                                                             ------------     ------------
Net increase (decrease) in net assets from contractowners transactions           (919,904)      14,679,427
                                                                             ------------     ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................             --            2,001
                                                                             ------------     ------------
INCREASE (DECREASE) IN NET ASSETS.........................................      1,664,193       11,919,456
NET ASSETS -- BEGINNING OF PERIOD.........................................     12,238,307          318,851
                                                                             ------------     ------------
NET ASSETS -- END OF PERIOD...............................................   $ 13,902,500     $ 12,238,307
                                                                             ============     ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................        113,161        1,069,729
 Redeemed.................................................................       (196,426)        (113,288)
                                                                             ------------     ------------
 Net Increase (Decrease)..................................................        (83,265)           6,298
                                                                             ============     ============
UNIT ACTIVITY CLASS B
 Issued...................................................................          1,931            6,573
 Redeemed.................................................................         (1,469)            (275)
                                                                             ------------     ------------
 Net Increase (Decrease)..................................................            462          956,441
                                                                             ============     ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/MONEY MARKET*
                                                                           --------------------------------
                                                                                 2010            2009
                                                                           --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $    (42,921)   $       17,614
 Net realized gain (loss) on investments..................................         7,383             4,666
 Change in unrealized appreciation (depreciation) of investments..........        (5,186)            8,534
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................       (40,724)           30,814
                                                                            ------------    --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        7,736,375        10,032,235
  Transfers between funds including guaranteed interest account,
   net....................................................................    (3,179,567)       (7,055,213)
  Transfers for contract benefits and terminations........................    (7,163,199)      (22,947,763)
  Contract maintenance charges............................................    (2,383,976)       (3,710,734)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions        (4,990,367)      (23,681,475)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................        11,646           (16,415)
                                                                            ------------    --------------
INCREASE (DECREASE) IN NET ASSETS.........................................    (5,019,445)      (23,667,076)
NET ASSETS -- BEGINNING OF PERIOD.........................................    23,763,081        47,430,157
                                                                            ------------    --------------
NET ASSETS -- END OF PERIOD...............................................  $ 18,743,636    $   23,763,081
                                                                            ============    ==============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................       752,968         1,269,081
 Redeemed.................................................................    (1,222,347)       (3,387,217)
                                                                            ------------    --------------
 Net Increase (Decrease)..................................................      (469,379)            3,889
                                                                            ============    ==============
UNIT ACTIVITY CLASS B
 Issued...................................................................        40,117            35,752
 Redeemed.................................................................       (38,500)          (31,863)
                                                                            ------------    --------------
 Net Increase (Decrease)..................................................         1,617        (2,118,136)
                                                                            ============    ==============




                                                                                     EQ/MONTAG &
                                                                                  CALDWELL GROWTH*
                                                                           -------------------------------
                                                                                 2010            2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $     97,298    $     14,127
 Net realized gain (loss) on investments..................................     1,805,627         556,399
 Change in unrealized appreciation (depreciation) of investments..........     1,649,576      11,165,699
                                                                            ------------    ------------
 Net Increase (decrease) in net assets from operations....................     3,552,501      11,736,225
                                                                            ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        5,642,814       6,392,025
  Transfers between funds including guaranteed interest account,
   net....................................................................    (1,956,930)        489,350
  Transfers for contract benefits and terminations........................    (3,639,062)     (3,796,308)
  Contract maintenance charges............................................    (4,042,993)     (4,308,795)
                                                                            ------------    ------------
Net increase (decrease) in net assets from contractowners transactions        (3,996,171)     (1,223,728)
                                                                            ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --              --
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................      (443,670)     10,512,497
NET ASSETS -- BEGINNING OF PERIOD.........................................    49,538,556      39,026,059
                                                                            ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 49,094,886    $ 49,538,556
                                                                            ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................            --              --
 Redeemed.................................................................            --              --
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................            --              --
                                                                            ============    ============
UNIT ACTIVITY CLASS B
 Issued...................................................................       521,330       1,112,773
 Redeemed.................................................................      (915,569)     (1,171,934)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................      (394,239)        (59,161)
                                                                            ============    ============




                                                                                  EQ/MORGAN STANLEY
                                                                                   MID CAP GROWTH*
                                                                           -------------------------------
                                                                                 2010            2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $     8,539    $     (18,232)
 Net realized gain (loss) on investments..................................       (27,324)      (1,140,710)
 Change in unrealized appreciation (depreciation) of investments..........     2,683,524        4,325,342
                                                                             -----------    -------------
 Net Increase (decrease) in net assets from operations....................     2,664,739        3,166,400
                                                                             -----------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        1,212,467        1,180,175
  Transfers between funds including guaranteed interest account,
   net....................................................................      (178,041)        (169,829)
  Transfers for contract benefits and terminations........................      (578,173)      (1,103,186)
  Contract maintenance charges............................................      (639,273)        (593,908)
                                                                             -----------    -------------
Net increase (decrease) in net assets from contractowners transactions          (183,020)        (686,748)
                                                                             -----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --               --
                                                                             -----------    -------------
INCREASE (DECREASE) IN NET ASSETS.........................................     2,481,719        2,479,652
NET ASSETS -- BEGINNING OF PERIOD.........................................     8,518,510        6,038,858
                                                                             -----------    -------------
NET ASSETS -- END OF PERIOD...............................................   $11,000,229    $   8,518,510
                                                                             ===========    =============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................        96,359          130,139
 Redeemed.................................................................      (137,122)        (212,360)
                                                                             -----------    -------------
 Net Increase (Decrease)..................................................       (40,763)         (82,221)
                                                                             ===========    =============
UNIT ACTIVITY CLASS B
 Issued...................................................................         3,517            3,292
 Redeemed.................................................................        (1,425)            (334)
                                                                             -----------    -------------
 Net Increase (Decrease)..................................................         2,092            2,958
                                                                             ===========    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/PIMCO ULTRA
                                                                                    SHORT BOND*
                                                                           -----------------------------
                                                                             2010 (d)(e)       2009
                                                                           -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   14,441     $   51,276
 Net realized gain (loss) on investments..................................      (94,606)      (209,890)
 Change in unrealized appreciation (depreciation) of investments..........      125,816        479,129
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................       45,651        320,515
                                                                             ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       1,050,100        922,698
  Transfers between funds including guaranteed interest account,
   net....................................................................     (227,519)     1,201,579
  Transfers for contract benefits and terminations........................     (379,680)      (879,736)
  Contract maintenance charges............................................     (483,884)      (435,590)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions          (40,983)       808,951
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --             --
                                                                             ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................        4,668      1,129,466
NET ASSETS -- BEGINNING OF PERIOD.........................................    6,076,630      4,947,164
                                                                             ----------     ----------
NET ASSETS -- END OF PERIOD...............................................   $6,081,298     $6,076,630
                                                                             ==========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................        8,692         39,593
 Redeemed.................................................................      (18,801)       (63,236)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................      (10,109)        30,842
                                                                             ==========     ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................       53,010         88,772
 Redeemed.................................................................      (74,513)       (57,930)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................      (21,503)       (23,643)
                                                                             ==========     ==========




                                                                                     EQ/QUALITY
                                                                                     BOND PLUS*
                                                                           -------------------------------
                                                                               2010 (k)          2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $     987,572    $   255,527
 Net realized gain (loss) on investments..................................         23,135        (14,327)
 Change in unrealized appreciation (depreciation) of investments..........       (436,577)      (207,347)
                                                                            -------------    -----------
 Net Increase (decrease) in net assets from operations....................        574,130         33,853
                                                                            -------------    -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         1,187,503        408,057
  Transfers between funds including guaranteed interest account,
   net....................................................................       (639,196)    10,002,653
  Transfers for contract benefits and terminations........................     (1,030,530)      (168,002)
  Contract maintenance charges............................................       (879,641)      (280,166)
                                                                            -------------    -----------
Net increase (decrease) in net assets from contractowners transactions         (1,361,864)     9,962,542
                                                                            -------------    -----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................             --            499
                                                                            -------------    -----------
INCREASE (DECREASE) IN NET ASSETS.........................................       (787,734)     9,996,894
NET ASSETS -- BEGINNING OF PERIOD.........................................     10,400,974        404,080
                                                                            -------------    -----------
NET ASSETS -- END OF PERIOD...............................................  $   9,613,240    $10,400,974
                                                                            =============    ===========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................          2,377         23,231
 Redeemed.................................................................        (13,696)          (674)
                                                                            -------------    -----------
 Net Increase (Decrease)..................................................        (11,319)       469,666
                                                                            =============    ===========
UNIT ACTIVITY CLASS B
 Issued...................................................................         78,132        500,903
 Redeemed.................................................................       (136,950)       (31,237)
                                                                            -------------    -----------
 Net Increase (Decrease)..................................................        (58,818)        22,557
                                                                            =============    ===========



                                                                                  EQ/SMALL COMPANY
                                                                                      INDEX*
                                                                           -----------------------------
                                                                               2010            2009
                                                                          -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   75,864    $      79,073
 Net realized gain (loss) on investments..................................    (241,498)        (776,360)
 Change in unrealized appreciation (depreciation) of investments..........   1,713,690        2,515,960
                                                                            ----------    -------------
 Net Increase (decrease) in net assets from operations....................   1,548,056        1,818,673
                                                                            ----------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        396,891          401,513
  Transfers between funds including guaranteed interest account,
   net....................................................................      31,640        2,089,191
  Transfers for contract benefits and terminations........................     (94,378)      (1,170,155)
  Contract maintenance charges............................................    (317,126)        (283,617)
                                                                            ----------    -------------
Net increase (decrease) in net assets from contractowners transactions          17,027        1,036,932
                                                                            ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................          --               --
                                                                            ----------    -------------
INCREASE (DECREASE) IN NET ASSETS.........................................   1,565,083        2,855,605
NET ASSETS -- BEGINNING OF PERIOD.........................................   5,964,841        3,109,236
                                                                            ----------    -------------
NET ASSETS -- END OF PERIOD...............................................  $7,529,924    $   5,964,841
                                                                            ==========    =============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................      19,935          418,275
 Redeemed.................................................................     (36,399)        (182,466)
                                                                            ----------    -------------
 Net Increase (Decrease)..................................................     (16,464)           1,233
                                                                            ==========    =============
UNIT ACTIVITY CLASS B
 Issued...................................................................       2,303            1,735
 Redeemed.................................................................      (1,104)            (502)
                                                                            ----------    -------------
 Net Increase (Decrease)..................................................       1,199          235,809
                                                                            ==========    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/T. ROWE PRICE
                                                                                    GROWTH STOCK*
                                                                           -------------------------------
                                                                                 2010            2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   (203,921)   $   (181,813)
 Net realized gain (loss) on investments..................................       472,590      (2,479,000)
 Change in unrealized appreciation (depreciation) of investments..........     5,020,404      13,957,386
                                                                            ------------    ------------
 Net Increase (decrease) in net assets from operations....................     5,289,073      11,296,573
                                                                            ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        4,337,816       4,527,309
  Transfers between funds including guaranteed interest account,
   net....................................................................    (1,378,517)     (2,260,731)
  Transfers for contract benefits and terminations........................    (2,655,331)     (3,217,285)
  Contract maintenance charges............................................    (3,209,298)     (3,396,443)
                                                                            ------------    ------------
Net increase (decrease) in net assets from contractowners transactions        (2,905,330)     (4,347,150)
                                                                            ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --              99
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................     2,383,743       6,949,522
NET ASSETS -- BEGINNING OF PERIOD.........................................    36,230,845      29,281,323
                                                                            ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 38,614,588    $ 36,230,845
                                                                            ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................       302,594         428,146
 Redeemed.................................................................      (514,556)       (827,686)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................      (211,962)       (399,540)
                                                                            ============    ============




                                                                                    EQ/UBS GROWTH
                                                                                      & INCOME*
                                                                           -------------------------------
                                                                                 2010            2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $     48,044    $     55,520
 Net realized gain (loss) on investments..................................       182,966        (115,371)
 Change in unrealized appreciation (depreciation) of investments..........     1,521,966       3,721,870
                                                                            ------------    ------------
 Net Increase (decrease) in net assets from operations....................     1,752,976       3,662,019
                                                                            ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        1,910,992       2,212,516
  Transfers between funds including guaranteed interest account,
   net....................................................................      (541,865)       (564,668)
  Transfers for contract benefits and terminations........................    (1,171,139)       (857,970)
  Contract maintenance charges............................................    (1,390,976)     (1,437,380)
                                                                            ------------    ------------
Net increase (decrease) in net assets from contractowners transactions        (1,192,988)       (647,502)
                                                                            ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --           3,100
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................       559,988       3,017,617
NET ASSETS -- BEGINNING OF PERIOD.........................................    14,918,926      11,901,309
                                                                            ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 15,478,914    $ 14,918,926
                                                                            ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................       177,890         254,533
 Redeemed.................................................................      (295,297)       (339,552)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................      (117,407)        (85,019)
                                                                            ============    ============




                                                                                EQ/VAN KAMPEN
                                                                                  COMSTOCK*
                                                                          -------------------------
                                                                              2010          2009
                                                                          ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................................. $   6,426     $   2,320
 Net realized gain (loss) on investments..................................    (5,539)       (2,833)
 Change in unrealized appreciation (depreciation) of investments..........    80,066        40,511
                                                                           ---------     ---------
 Net Increase (decrease) in net assets from operations....................    80,953        39,998
                                                                           ---------     ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                      130,766        73,915
  Transfers between funds including guaranteed interest account,
   net....................................................................   213,325         7,709
  Transfers for contract benefits and terminations........................    (1,758)         (817)
  Contract maintenance charges............................................   (34,255)      (22,897)
                                                                           ---------     ---------
Net increase (decrease) in net assets from contractowners transactions       308,078        57,910
                                                                           ---------     ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................        --            --
                                                                           ---------     ---------
INCREASE (DECREASE) IN NET ASSETS.........................................   389,031        97,908
NET ASSETS -- BEGINNING OF PERIOD.........................................   191,697        93,789
                                                                           ---------     ---------
NET ASSETS -- END OF PERIOD............................................... $ 580,728     $ 191,697
                                                                           =========     =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................     3,398           790
 Redeemed.................................................................      (153)          (51)
                                                                           ---------     ---------
 Net Increase (Decrease)..................................................     3,245           739
                                                                           =========     =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 EQ/WELLS FARGO         FIDELITY(R) VIP ASSET
                                                                             ADVANTAGE OMEGA GROWTH*      MANAGER PORTFOLIO
                                                                           --------------------------- ------------------------
                                                                                2010          2009         2010         2009
                                                                           -------------- ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $       73    $     280    $      131   $  2,107
 Net realized gain (loss) on investments..................................       50,417       (7,241)       15,898     (2,907)
 Change in unrealized appreciation (depreciation) of investments..........      120,403       47,533       (11,462)    23,501
                                                                             ----------    ---------    ----------   --------
 Net Increase (decrease) in net assets from operations....................      170,893       40,572         4,567     22,701
                                                                             ----------    ---------    ----------   --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         336,351      116,908           163      2,974
  Transfers between funds including guaranteed interest account,
   net....................................................................      354,781       63,528       (50,004)    38,633
  Transfers for contract benefits and terminations........................       (9,474)        (247)      (44,648)    (3,671)
  Contract maintenance charges............................................      (63,956)     (20,023)       (3,037)    (3,954)
                                                                             ----------    ---------    ----------   --------
Net increase (decrease) in net assets from contractowners transactions          617,702      160,166       (97,526)    33,982
                                                                             ----------    ---------    ----------   --------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --           --            --         --
                                                                             ----------    ---------    ----------   --------
INCREASE (DECREASE) IN NET ASSETS.........................................      788,595      200,738       (92,959)    56,683
NET ASSETS -- BEGINNING OF PERIOD.........................................      252,137       51,399        98,742     42,059
                                                                             ----------    ---------    ----------   --------
NET ASSETS -- END OF PERIOD...............................................   $1,040,732    $ 252,137    $    5,783   $ 98,742
                                                                             ==========    =========    ==========   ========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................        6,665        1,956            --         --
 Redeemed.................................................................         (880)        (346)           --         --
                                                                             ----------    ---------    ----------   --------
 Net Increase (Decrease)..................................................        5,785        1,610            --         --
                                                                             ==========    =========    ==========   ========
UNIT ACTIVITY INITIAL CLASS
 Issued...................................................................           --           --           510      4,462
 Redeemed.................................................................           --           --        (7,919)      (948)
                                                                             ----------    ---------    ----------   --------
 Net Increase (Decrease)..................................................           --           --        (7,409)     3,514
                                                                             ==========    =========    ==========   ========
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................           --           --            --         --
 Redeemed.................................................................           --           --            --         --
                                                                             ----------    ---------    ----------   --------
 Net Increase (Decrease)..................................................           --           --            --         --
                                                                             ==========    =========    ==========   ========
UNIT ACTIVITY SERVICE CLASS 2
 Issued...................................................................           --           --            --         --
 Redeemed.................................................................           --           --            --         --
                                                                             ----------    ---------    ----------   --------
 Net Increase (Decrease)..................................................           --           --            --         --
                                                                             ==========    =========    ==========   ========



                                                                                   FIDELITY(R) VIP
                                                                               CONTRAFUND(R) PORTFOLIO
                                                                           -------------------------------
                                                                                 2010            2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $    156,961    $    210,395
 Net realized gain (loss) on investments..................................    (2,067,301)     (9,294,098)
 Change in unrealized appreciation (depreciation) of investments..........     5,770,971      16,407,866
                                                                            ------------    ------------
 Net Increase (decrease) in net assets from operations....................     3,860,631       7,324,163
                                                                            ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        2,207,249       2,503,368
  Transfers between funds including guaranteed interest account,
   net....................................................................      (742,187)     (1,892,970)
  Transfers for contract benefits and terminations........................    (1,867,830)     (7,514,682)
  Contract maintenance charges............................................    (1,879,830)     (1,999,677)
                                                                            ------------    ------------
Net increase (decrease) in net assets from contractowners transactions        (2,282,598)     (8,903,961)
                                                                            ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --              --
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................     1,578,033      (1,579,798)
NET ASSETS -- BEGINNING OF PERIOD.........................................    24,926,989      26,506,787
                                                                            ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 26,505,022    $ 24,926,989
                                                                            ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................            --              --
 Redeemed.................................................................            --              --
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................            --              --
                                                                            ============    ============
UNIT ACTIVITY INITIAL CLASS
 Issued...................................................................        39,131          95,568
 Redeemed.................................................................       (61,788)       (752,005)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................       (22,657)       (656,437)
                                                                            ============    ============
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................       158,434         249,531
 Redeemed.................................................................      (307,565)       (381,121)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................      (149,131)       (131,590)
                                                                            ============    ============
UNIT ACTIVITY SERVICE CLASS 2
 Issued...................................................................         1,537              --
 Redeemed.................................................................          (205)             --
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................         1,332              --
                                                                            ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                FIDELITY(R) VIP
                                                                                GROWTH & INCOME         FIDELITY(R) VIP
                                                                                   PORTFOLIO           MID CAP PORTFOLIO
                                                                           -------------------------- -------------------
                                                                               2010          2009           2010 (i)
                                                                           ------------ ------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   3,268    $     3,403       $     78
 Net realized gain (loss) on investments..................................     (6,965)      (138,557)           617
 Change in unrealized appreciation (depreciation) of investments..........     63,439        211,134          3,467
                                                                            ---------    -----------       --------
 Net Increase (decrease) in net assets from operations....................     59,742         75,980          4,162
                                                                            ---------    -----------       --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        36,518         41,764         38,021
  Transfers between funds including guaranteed interest account,
   net....................................................................     76,234        (13,181)        38,625
  Transfers for contract benefits and terminations........................       (566)      (118,273)            --
  Contract maintenance charges............................................    (12,384)       (14,111)        (2,721)
                                                                            ---------    -----------       --------
Net increase (decrease) in net assets from contractowners transactions         99,802       (103,801)        73,925
                                                                            ---------    -----------       --------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --             --             --
                                                                            ---------    -----------       --------
INCREASE (DECREASE) IN NET ASSETS.........................................    159,544        (27,821)        78,087
NET ASSETS -- BEGINNING OF PERIOD.........................................    348,729        376,550             --
                                                                            ---------    -----------       --------
NET ASSETS -- END OF PERIOD...............................................  $ 508,273    $   348,729       $ 78,087
                                                                            =========    ===========       ========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
 Issued...................................................................         --             --             --
 Redeemed.................................................................         --             --             --
                                                                            ---------    -----------       --------
 Net Increase (Decrease)..................................................         --             --             --
                                                                            =========    ===========       ========
UNIT ACTIVITY INITIAL CLASS
 Issued...................................................................     10,184          5,422             --
 Redeemed.................................................................     (1,394)       (18,781)            --
                                                                            ---------    -----------       --------
 Net Increase (Decrease)..................................................      8,790        (13,359)            --
                                                                            =========    ===========       ========
UNIT ACTIVITY SERVICE CLASS 2
 Issued...................................................................        110             --            723
 Redeemed.................................................................        (22)            --            (34)
                                                                            ---------    -----------       --------
 Net Increase (Decrease)..................................................         88             --            689
                                                                            =========    ===========       ========



                                                                                  FRANKLIN INCOME
                                                                                  SECURITIES FUND
                                                                           ------------------------------
                                                                                2010            2009
                                                                           -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $  443,329    $     512,718
 Net realized gain (loss) on investments..................................      (97,645)        (564,315)
 Change in unrealized appreciation (depreciation) of investments..........      471,740        1,932,978
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................      817,424        1,881,381
                                                                             ----------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         783,106          918,356
  Transfers between funds including guaranteed interest account,
   net....................................................................     (206,427)        (371,055)
  Transfers for contract benefits and terminations........................     (453,905)      (1,265,727)
  Contract maintenance charges............................................     (436,150)        (469,665)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions         (313,376)      (1,188,091)
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --               --
                                                                             ----------    -------------
INCREASE (DECREASE) IN NET ASSETS.........................................      504,048          693,290
NET ASSETS -- BEGINNING OF PERIOD.........................................    6,792,072        6,098,782
                                                                             ----------    -------------
NET ASSETS -- END OF PERIOD...............................................   $7,296,120    $   6,792,072
                                                                             ==========    =============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
 Issued...................................................................       61,814           97,357
 Redeemed.................................................................      (85,106)        (240,807)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................      (23,292)        (143,450)
                                                                             ==========    =============
UNIT ACTIVITY INITIAL CLASS
 Issued...................................................................           --               --
 Redeemed.................................................................           --               --
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................           --               --
                                                                             ==========    =============
UNIT ACTIVITY SERVICE CLASS 2
 Issued...................................................................           --               --
 Redeemed.................................................................           --               --
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................           --               --
                                                                             ==========    =============



                                                                                FRANKLIN RISING
                                                                             DIVIDENDS SECURITIES
                                                                           -------------------------
                                                                               2010         2009
                                                                           ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $   6,801    $   4,828
 Net realized gain (loss) on investments..................................    (14,726)     (40,714)
 Change in unrealized appreciation (depreciation) of investments..........    116,073      107,523
                                                                            ---------    ---------
 Net Increase (decrease) in net assets from operations....................    108,148       71,637
                                                                            ---------    ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       106,157      101,857
  Transfers between funds including guaranteed interest account,
   net....................................................................     97,491      (23,596)
  Transfers for contract benefits and terminations........................    (45,591)     (33,244)
  Contract maintenance charges............................................    (41,636)     (42,961)
                                                                            ---------    ---------
Net increase (decrease) in net assets from contractowners transactions        116,421        2,056
                                                                            ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --           --
                                                                            ---------    ---------
INCREASE (DECREASE) IN NET ASSETS.........................................    224,569       73,693
NET ASSETS -- BEGINNING OF PERIOD.........................................    512,350      438,657
                                                                            ---------    ---------
NET ASSETS -- END OF PERIOD...............................................  $ 736,919    $ 512,350
                                                                            =========    =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
 Issued...................................................................      8,343       10,399
 Redeemed.................................................................     (7,630)     (10,447)
                                                                            ---------    ---------
 Net Increase (Decrease)..................................................        713          (48)
                                                                            =========    =========
UNIT ACTIVITY INITIAL CLASS
 Issued...................................................................         --           --
 Redeemed.................................................................         --           --
                                                                            ---------    ---------
 Net Increase (Decrease)..................................................         --           --
                                                                            =========    =========
UNIT ACTIVITY SERVICE CLASS 2
 Issued...................................................................         --           --
 Redeemed.................................................................         --           --
                                                                            ---------    ---------
 Net Increase (Decrease)..................................................         --           --
                                                                            =========    =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                            FRANKLIN SMALL CAP     FRANKLIN STRATEGIC
                                                                             VALUE SECURITIES    INCOME SECURITIES FUND
                                                                           -------------------- ------------------------
                                                                                 2010 (l)               2010 (l)
                                                                           -------------------- ------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................       $    6                 $      2
 Net realized gain (loss) on investments..................................           73                      113
 Change in unrealized appreciation (depreciation) of investments..........        2,840                    1,644
                                                                                 ------                 --------
 Net Increase (decrease) in net assets from operations....................        2,919                    1,759
                                                                                 ------                 --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                           4,902                   34,395
  Transfers between funds including guaranteed interest account,
   net....................................................................       18,325                   52,977
  Transfers for contract benefits and terminations........................           --                       --
  Contract maintenance charges............................................         (339)                  (3,994)
                                                                                 ------                 --------
Net increase (decrease) in net assets from contractowners transactions           22,888                   83,378
                                                                                 ------                 --------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --                       --
                                                                                 ------                 --------
INCREASE (DECREASE) IN NET ASSETS.........................................       25,807                   85,137
NET ASSETS -- BEGINNING OF PERIOD.........................................           --                       --
                                                                                 ------                 --------
NET ASSETS -- END OF PERIOD...............................................       $25,807                $ 85,137
                                                                                 =======                ========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
 Issued...................................................................          251                      830
 Redeemed.................................................................             (9)                   (21)
                                                                                 ---------              --------
 Net Increase (Decrease)..................................................          242                      809
                                                                                 ========               ========
UNIT ACTIVITY SERIES I
 Issued...................................................................           --                       --
 Redeemed.................................................................           --                       --
                                                                                 --------               --------
 Net Increase (Decrease)..................................................           --                       --
                                                                                 ========               ========
UNIT ACTIVITY SERVICE SHARE CLASS
 Issued...................................................................           --                       --
 Redeemed.................................................................           --                       --
                                                                                 --------               --------
 Net Increase (Decrease)..................................................           --                       --
                                                                                 ========               ========



                                                                            GOLDMAN SACHS        INVESCO V.I.
                                                                             VIT MID CAP           FINANCIAL
                                                                             VALUE FUND          SERVICES FUND
                                                                           -------------- --------------------------
                                                                              2010 (l)         2010         2009
                                                                           -------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................    $    207     $      (431)  $   4,569
 Net realized gain (loss) on investments..................................         241        (112,380)    (70,109)
 Change in unrealized appreciation (depreciation) of investments..........       7,468         128,613     103,659
                                                                              --------     -----------   ---------
 Net Increase (decrease) in net assets from operations....................       7,916          15,802      38,119
                                                                              --------     -----------   ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         37,840          41,393      42,589
  Transfers between funds including guaranteed interest account,
   net....................................................................      10,347         (12,008)     (1,105)
  Transfers for contract benefits and terminations........................          --         (34,714)     (7,479)
  Contract maintenance charges............................................      (2,244)        (14,586)    (13,648)
                                                                              --------     -----------   ---------
Net increase (decrease) in net assets from contractowners transactions          45,943         (19,915)     20,357
                                                                              --------     -----------   ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................          --              --          --
                                                                              --------     -----------   ---------
INCREASE (DECREASE) IN NET ASSETS.........................................      53,859          (4,113)     58,476
NET ASSETS -- BEGINNING OF PERIOD.........................................          --         178,829     120,353
                                                                              --------     -----------   ---------
NET ASSETS -- END OF PERIOD...............................................    $ 53,859     $   174,716   $ 178,829
                                                                              ========     ===========   =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
 Issued...................................................................          --              --          --
 Redeemed.................................................................          --              --          --
                                                                              --------     -----------   ---------
 Net Increase (Decrease)..................................................          --              --          --
                                                                              ========     ===========   =========
UNIT ACTIVITY SERIES I
 Issued...................................................................          --           7,386      10,182
 Redeemed.................................................................          --         (10,647)     (5,802)
                                                                              --------     -----------   ---------
 Net Increase (Decrease)..................................................          --          (3,261)      4,380
                                                                              ========     ===========   =========
UNIT ACTIVITY SERVICE SHARE CLASS
 Issued...................................................................         516              --          --
 Redeemed.................................................................         (19)             --          --
                                                                              --------     -----------   ---------
 Net Increase (Decrease)..................................................         497              --          --
                                                                              ========     ===========   =========



                                                                                 INVESCO V.I.
                                                                                 GLOBAL HEALTH
                                                                                   CARE FUND
                                                                           -------------------------
                                                                               2010         2009
                                                                           ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $  (1,850)   $     186
 Net realized gain (loss) on investments..................................    (34,189)     (50,373)
 Change in unrealized appreciation (depreciation) of investments..........     67,248      180,870
                                                                            ---------    ---------
 Net Increase (decrease) in net assets from operations....................     31,209      130,683
                                                                            ---------    ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        68,980      107,861
  Transfers between funds including guaranteed interest account,
   net....................................................................      7,207        3,354
  Transfers for contract benefits and terminations........................    (61,177)     (54,366)
  Contract maintenance charges............................................    (40,646)     (44,965)
                                                                            ---------    ---------
Net increase (decrease) in net assets from contractowners transactions        (25,636)      11,884
                                                                            ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --           --
                                                                            ---------    ---------
INCREASE (DECREASE) IN NET ASSETS.........................................      5,573      142,567
NET ASSETS -- BEGINNING OF PERIOD.........................................    648,310      505,742
                                                                            ---------    ---------
NET ASSETS -- END OF PERIOD...............................................  $ 653,883    $ 648,310
                                                                            =========    =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
 Issued...................................................................         --           --
 Redeemed.................................................................         --           --
                                                                            ---------    ---------
 Net Increase (Decrease)..................................................         --           --
                                                                            =========    =========
UNIT ACTIVITY SERIES I
 Issued...................................................................      8,572       12,016
 Redeemed.................................................................    (10,803)     (11,762)
                                                                            ---------    ---------
 Net Increase (Decrease)..................................................     (2,231)         254
                                                                            =========    =========
UNIT ACTIVITY SERVICE SHARE CLASS
 Issued...................................................................         --           --
 Redeemed.................................................................         --           --
                                                                            ---------    ---------
 Net Increase (Decrease)..................................................         --           --
                                                                            =========    =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            INVESCO V.I.   INVESCO V.I.
                                                                            GLOBAL REAL   INTERNATIONAL
                                                                            ESTATE FUND    GROWTH FUND
                                                                           ------------- ---------------
                                                                              2010 (l)       2010 (l)
                                                                           ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $ 2,377        $   259
 Net realized gain (loss) on investments..................................        46             46
 Change in unrealized appreciation (depreciation) of investments..........     3,401          3,070
                                                                             -------        -------
 Net Increase (decrease) in net assets from operations....................     5,824          3,375
                                                                             -------        -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       56,501         22,176
  Transfers between funds including guaranteed interest account,
   net....................................................................    19,524         45,381
  Transfers for contract benefits and terminations........................        --             --
  Contract maintenance charges............................................    (2,029)        (2,106)
                                                                             -------        -------
Net increase (decrease) in net assets from contractowners transactions        73,996         65,451
                                                                             -------        -------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................        --             --
                                                                             -------        -------
INCREASE (DECREASE) IN NET ASSETS.........................................    79,820         68,826
NET ASSETS -- BEGINNING OF PERIOD.........................................        --             --
                                                                             -------        -------
NET ASSETS -- END OF PERIOD...............................................   $79,820        $68,826
                                                                             =======        =======
CHANGES IN UNITS:
UNIT ACTIVITY SERIES I
 Issued...................................................................        --             --
 Redeemed.................................................................        --             --
                                                                             -------        -------
 Net Increase (Decrease)..................................................        --             --
                                                                             =======        =======
UNIT ACTIVITY SERIES II
 Issued...................................................................       722            626
 Redeemed.................................................................        (6)             (3)
                                                                             --------       --------
 Net Increase (Decrease)..................................................       716            623
                                                                             ========       ========



                                                                            INVESCO V.I.   INVESCO V.I.        INVESCO V.I.
                                                                            MID CAP CORE     SMALL CAP          TECHNOLOGY
                                                                             EQUITY FUND    EQUITY FUND            FUND
                                                                           -------------- -------------- -------------------------
                                                                              2010 (l)       2010 (l)        2010         2009
                                                                           -------------- -------------- ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................    $   20         $   --       $    (690)    $   (404)
 Net realized gain (loss) on investments..................................        16             12           2,435       (5,353)
 Change in unrealized appreciation (depreciation) of investments..........     1,076            908          42,997       58,899
                                                                              ------         ------       ---------     --------
 Net Increase (decrease) in net assets from operations....................     1,112            920          44,742       53,142
                                                                              ------         ------       ---------     --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        4,497          4,139          31,239       41,200
  Transfers between funds including guaranteed interest account,
   net....................................................................    14,564          6,905          41,115       30,818
  Transfers for contract benefits and terminations........................        --             --          (8,382)      (9,121)
  Contract maintenance charges............................................      (893)          (438)        (12,381)      (9,977)
                                                                              ------         ------       ---------     --------
Net increase (decrease) in net assets from contractowners transactions        18,168         10,606          51,591       52,920
                                                                              ------         ------       ---------     --------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................        --             --              --           --
                                                                              ------         ------       ---------     --------
INCREASE (DECREASE) IN NET ASSETS.........................................    19,280         11,526          96,333      106,062
NET ASSETS -- BEGINNING OF PERIOD.........................................        --             --         181,096       75,034
                                                                              ------         ------       ---------     --------
NET ASSETS -- END OF PERIOD...............................................    $19,280        $11,526      $ 277,429     $181,096
                                                                              =======        =======      =========     ========
CHANGES IN UNITS:
UNIT ACTIVITY SERIES I
 Issued...................................................................        --             --           7,564        9,905
 Redeemed.................................................................        --             --          (3,368)      (2,855)
                                                                              -------        -------      ---------     --------
 Net Increase (Decrease)..................................................        --             --           4,196        7,050
                                                                              =======        =======      =========     ========
UNIT ACTIVITY SERIES II
 Issued...................................................................       189            106              --           --
 Redeemed.................................................................        (6)            (1)             --           --
                                                                              -------        -------      ---------     --------
 Net Increase (Decrease)..................................................       183            105              --           --
                                                                              =======        =======      =========     ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   INVESCO VAN
                                                                                   KAMPEN V.I.
                                                                                   GLOBAL VALUE           IVY FUNDS
                                                                                   EQUITY FUND           VIP ENERGY
                                                                           ---------------------------- ------------
                                                                                2010           2009       2010 (l)
                                                                           -------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $  8,235      $    30,887    $     --
 Net realized gain (loss) on investments..................................    (92,058)        (674,189)      3,742
 Change in unrealized appreciation (depreciation) of investments..........    136,922          689,573      19,233
                                                                             ---------     -----------    --------
 Net Increase (decrease) in net assets from operations....................     53,099           46,271      22,975
                                                                             ---------     -----------    --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        73,040           87,223      60,635
  Transfers between funds including guaranteed interest account,
   net....................................................................    (18,379)        (175,737)     25,243
  Transfers for contract benefits and terminations........................    (28,691)        (564,993)         --
  Contract maintenance charges............................................    (39,320)         (48,937)     (2,837)
                                                                             ---------     -----------    --------
Net increase (decrease) in net assets from contractowners transactions        (13,350)        (702,444)     83,041
                                                                             ---------     -----------    --------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           (3)            --          --
                                                                             -----------   -----------    --------
INCREASE (DECREASE) IN NET ASSETS.........................................     39,746         (656,173)    106,016
NET ASSETS -- BEGINNING OF PERIOD.........................................    513,137        1,169,310          --
                                                                             ----------    -----------    --------
NET ASSETS -- END OF PERIOD...............................................   $552,883      $   513,137    $106,016
                                                                             ==========    ===========    ========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
 Issued...................................................................      7,180           14,386          --
 Redeemed.................................................................     (8,382)         (90,736)         --
                                                                             ----------    -----------    --------
 Net Increase (Decrease)..................................................     (1,202)         (76,350)         --
                                                                             ==========    ===========    ========
UNIT ACTIVITY COMMON SHARES
 Issued...................................................................         --               --       1,074
 Redeemed.................................................................         --               --        (148)
                                                                             ----------    -----------    --------
 Net Increase (Decrease)..................................................         --               --         926
                                                                             ==========    ===========    ========
UNIT ACTIVITY INSTITUTIONAL SHARES
 Issued...................................................................         --               --          --
 Redeemed.................................................................         --               --          --
                                                                             ----------    -----------    --------
 Net Increase (Decrease)..................................................         --               --          --
                                                                             ==========    ===========    ========



                                                                             IVY FUNDS    IVY FUNDS          JANUS ASPEN
                                                                              VIP MID     VIP SMALL        SERIES BALANCED
                                                                            CAP GROWTH   CAP GROWTH           PORTFOLIO
                                                                           ------------ ------------ ----------------------------
                                                                             2010 (l)     2010 (l)        2010           2009
                                                                           ------------ ------------ -------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $     --     $     --     $  208,624    $  205,786
 Net realized gain (loss) on investments..................................        122          155        176,168       315,304
 Change in unrealized appreciation (depreciation) of investments..........     10,971        4,017        278,553     1,257,374
                                                                             --------     --------     ----------    ----------
 Net Increase (decrease) in net assets from operations....................     11,093        4,172        663,345     1,778,464
                                                                             --------     --------     ----------    ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       116,920       11,927        758,499       874,988
  Transfers between funds including guaranteed interest account,
   net....................................................................     15,462       22,721       (110,582)      318,641
  Transfers for contract benefits and terminations........................         --           --       (555,657)     (502,132)
  Contract maintenance charges............................................     (2,351)      (1,388)      (729,971)     (798,865)
                                                                             --------     --------     ----------    ----------
Net increase (decrease) in net assets from contractowners transactions        130,031       33,260       (637,711)     (107,368)
                                                                             --------     --------     ----------    ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --           --             --            --
                                                                             --------     --------     ----------    ----------
INCREASE (DECREASE) IN NET ASSETS.........................................    141,124       37,432         25,634     1,671,096
NET ASSETS -- BEGINNING OF PERIOD.........................................         --           --      8,781,557     7,110,461
                                                                             --------     --------     ----------    ----------
NET ASSETS -- END OF PERIOD...............................................   $141,124     $ 37,432     $8,807,191    $8,781,557
                                                                             ========     ========     ==========    ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
 Issued...................................................................         --           --             --            --
 Redeemed.................................................................         --           --             --            --
                                                                             --------     --------     ----------    ----------
 Net Increase (Decrease)..................................................         --           --             --            --
                                                                             ========     ========     ==========    ==========
UNIT ACTIVITY COMMON SHARES
 Issued...................................................................      1,235          359             --            --
 Redeemed.................................................................        (16)         (29)            --            --
                                                                             --------     --------     ----------    ----------
 Net Increase (Decrease)..................................................      1,219          330             --            --
                                                                             ========     ========     ==========    ==========
UNIT ACTIVITY INSTITUTIONAL SHARES
 Issued...................................................................         --           --         79,456       150,397
 Redeemed.................................................................         --           --       (120,305)     (158,288)
                                                                             --------     --------     ----------    ----------
 Net Increase (Decrease)..................................................         --           --        (40,849)       (7,891)
                                                                             ========     ========     ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 JANUS ASPEN SERIES
                                                                                ENTERPRISE PORTFOLIO
                                                                           -------------------------------
                                                                                 2010            2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $    (33,236)   $    (34,060)
 Net realized gain (loss) on investments..................................       620,077         293,389
 Change in unrealized appreciation (depreciation) of investments..........     2,223,597       3,610,237
                                                                            ------------    ------------
 Net Increase (decrease) in net assets from operations....................     2,810,438       3,869,566
                                                                            ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        1,015,127       1,218,652
  Transfers between funds including guaranteed interest account,
   net....................................................................      (595,170)       (491,929)
  Transfers for contract benefits and terminations........................      (793,568)       (936,466)
  Contract maintenance charges............................................      (899,403)       (913,913)
                                                                            ------------    ------------
Net increase (decrease) in net assets from contractowners transactions        (1,273,014)     (1,123,656)
                                                                            ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --              --
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................     1,537,424       2,745,910
NET ASSETS -- BEGINNING OF PERIOD.........................................    12,019,464       9,273,554
                                                                            ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 13,556,888    $ 12,019,464
                                                                            ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
 Issued...................................................................       134,638         218,324
 Redeemed.................................................................      (285,252)       (395,921)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................      (150,614)       (177,597)
                                                                            ============    ============
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................            --              --
 Redeemed.................................................................            --              --
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................            --              --
                                                                            ============    ============





                                                                                 JANUS ASPEN SERIES
                                                                                   FORTY PORTFOLIO
                                                                           -------------------------------
                                                                                 2010            2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $      2,381    $    (44,526)
 Net realized gain (loss) on investments..................................       845,560         738,481
 Change in unrealized appreciation (depreciation) of investments..........       181,185       5,327,773
                                                                            ------------    ------------
 Net Increase (decrease) in net assets from operations....................     1,029,126       6,021,728
                                                                            ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        1,244,541       1,575,364
  Transfers between funds including guaranteed interest account,
   net....................................................................      (470,585)       (959,789)
  Transfers for contract benefits and terminations........................    (1,174,883)     (1,748,266)
  Contract maintenance charges............................................    (1,055,399)     (1,123,839)
                                                                            ------------    ------------
Net increase (decrease) in net assets from contractowners transactions        (1,456,326)     (2,256,530)
                                                                            ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --              --
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................      (427,200)      3,765,198
NET ASSETS -- BEGINNING OF PERIOD.........................................    18,027,856      14,262,658
                                                                            ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 17,600,656    $ 18,027,856
                                                                            ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
 Issued...................................................................       128,457         209,281
 Redeemed.................................................................      (244,963)       (470,321)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................      (116,506)       (261,040)
                                                                            ============    ============
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................        25,286          33,009
 Redeemed.................................................................       (35,554)        (30,657)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................       (10,268)          2,352
                                                                            ============    ============



                                                                                 JANUS ASPEN SERIES
                                                                                 OVERSEAS PORTFOLIO
                                                                           ------------------------------
                                                                                2010            2009
                                                                           -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   32,649    $      18,448
 Net realized gain (loss) on investments..................................        4,854          130,074
 Change in unrealized appreciation (depreciation) of investments..........    1,901,373        3,683,465
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................    1,938,876        3,831,987
                                                                             ----------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         526,112          686,026
  Transfers between funds including guaranteed interest account,
   net....................................................................      110,569         (197,179)
  Transfers for contract benefits and terminations........................     (684,939)      (1,054,300)
  Contract maintenance charges............................................     (417,358)        (382,554)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions         (465,616)        (948,007)
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --               --
                                                                             ----------    -------------
INCREASE (DECREASE) IN NET ASSETS.........................................    1,473,260        2,883,980
NET ASSETS -- BEGINNING OF PERIOD.........................................    7,966,288        5,082,308
                                                                             ----------    -------------
NET ASSETS -- END OF PERIOD...............................................   $9,439,548    $   7,966,288
                                                                             ==========    =============
CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
 Issued...................................................................       24,848           18,245
 Redeemed.................................................................      (39,047)         (60,944)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................      (14,199)         (42,699)
                                                                             ==========    =============
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................       29,764           37,558
 Redeemed.................................................................      (34,274)         (47,689)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................       (4,510)         (10,131)
                                                                             ==========    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                JANUS ASPEN SERIES
                                                                                  PERKINS MID CAP
                                                                                  VALUE PORTFOLIO
                                                                           -----------------------------
                                                                                2010           2009
                                                                           -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $    6,776     $    3,966
 Net realized gain (loss) on investments..................................      (43,408)      (104,900)
 Change in unrealized appreciation (depreciation) of investments..........      230,960        447,183
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      194,328        346,249
                                                                             ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                           1,397         72,713
  Transfers between funds including guaranteed interest account,
   net....................................................................       38,825         17,104
  Transfers for contract benefits and terminations........................      (24,607)      (124,512)
  Contract maintenance charges............................................     (134,966)      (131,032)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions         (119,351)      (165,727)
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --             --
                                                                             ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................       74,977        180,522
NET ASSETS -- BEGINNING OF PERIOD.........................................    1,375,417      1,194,895
                                                                             ----------     ----------
NET ASSETS -- END OF PERIOD...............................................   $1,450,394     $1,375,417
                                                                             ==========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
 Issued...................................................................           --             --
 Redeemed.................................................................           --             --
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................           --             --
                                                                             ==========     ==========
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................        5,263          7,230
 Redeemed.................................................................      (12,967)       (21,105)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................       (7,704)       (13,875)
                                                                             ==========     ==========
UNIT ACTIVITY SERVICE SHARE CLASS
 Issued...................................................................           --             --
 Redeemed.................................................................           --             --
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................           --             --
                                                                             ==========     ==========



                                                                                                            LAZARD RETIREMENT
                                                                                 JANUS ASPEN SERIES          EMERGING MARKETS
                                                                                 WORLDWIDE PORTFOLIO         EQUITY PORTFOLIO
                                                                           ------------------------------- -------------------
                                                                                 2010            2009            2010 (l)
                                                                           --------------- --------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $     18,940     $    94,285        $ 3,008
 Net realized gain (loss) on investments..................................       (69,195)       (227,926)            46
 Change in unrealized appreciation (depreciation) of investments..........     1,585,556       3,185,300         10,322
                                                                            ------------     -----------        -------
 Net Increase (decrease) in net assets from operations....................     1,535,301       3,051,659         13,376
                                                                            ------------     -----------        -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        1,212,530       1,385,663        160,834
  Transfers between funds including guaranteed interest account,
   net....................................................................      (369,973)       (287,704)       189,002
  Transfers for contract benefits and terminations........................      (946,453)       (621,381)            --
  Contract maintenance charges............................................      (981,361)       (990,146)        (9,294)
                                                                            ------------     -----------        -------
Net increase (decrease) in net assets from contractowners transactions        (1,085,257)       (513,568)       340,542
                                                                            ------------     -----------        -------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --              51             --
                                                                            ------------     -----------        -------
INCREASE (DECREASE) IN NET ASSETS.........................................       450,044       2,538,142        353,918
NET ASSETS -- BEGINNING OF PERIOD.........................................    11,036,758       8,498,616             --
                                                                            ------------     -----------        -------
NET ASSETS -- END OF PERIOD...............................................  $ 11,486,802     $11,036,758        $353,918
                                                                            ============     ===========        ========
CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
 Issued...................................................................       210,551         309,068             --
 Redeemed.................................................................      (356,752)       (395,268)            --
                                                                            ------------     -----------        --------
 Net Increase (Decrease)..................................................      (146,201)        (86,200)            --
                                                                            ============     ===========        ========
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................            --              --             --
 Redeemed.................................................................            --              --             --
                                                                            ------------     -----------        --------
 Net Increase (Decrease)..................................................            --              --             --
                                                                            ============     ===========        ========
UNIT ACTIVITY SERVICE SHARE CLASS
 Issued...................................................................            --              --          3,106
 Redeemed.................................................................            --              --               (2)
                                                                            ------------     -----------        ----------
 Net Increase (Decrease)..................................................            --              --          3,104
                                                                            ============     ===========        =========



                                                                            MFS(R) INTERNATIONAL    MFS(R) INVESTORS
                                                                               VALUE PORTFOLIO     GROWTH STOCK SERIES
                                                                           ---------------------- --------------------
                                                                                  2010 (l)              2010 (l)
                                                                           ---------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................        $     --               $  --
 Net realized gain (loss) on investments..................................           1,271                  25
 Change in unrealized appreciation (depreciation) of investments..........          13,577                 274
                                                                                  --------               -----
 Net Increase (decrease) in net assets from operations....................          14,848                 299
                                                                                  --------               -----
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                            110,151               4,198
  Transfers between funds including guaranteed interest account,
   net....................................................................          47,443                (866)
  Transfers for contract benefits and terminations........................              --                  --
  Contract maintenance charges............................................          (4,214)               (214)
                                                                                  --------               -----
Net increase (decrease) in net assets from contractowners transactions             153,380               3,118
                                                                                  --------               -----
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................              --                  --
                                                                                  --------               -----
INCREASE (DECREASE) IN NET ASSETS.........................................         168,228               3,417
NET ASSETS -- BEGINNING OF PERIOD.........................................              --                  --
                                                                                  --------               -----
NET ASSETS -- END OF PERIOD...............................................        $168,228               $3,417
                                                                                  ========               ======
CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
 Issued...................................................................              --                  --
 Redeemed.................................................................              --                  --
                                                                                  --------               ------
 Net Increase (Decrease)..................................................              --                  --
                                                                                  ========               ======
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................           1,707                  38
 Redeemed.................................................................            (133)                   (6)
                                                                                  --------               --------
 Net Increase (Decrease)..................................................           1,574                  32
                                                                                  ========               =======
UNIT ACTIVITY SERVICE SHARE CLASS
 Issued...................................................................              --                  --
 Redeemed.................................................................              --                  --
                                                                                  --------               -------
 Net Increase (Decrease)..................................................              --                  --
                                                                                  ========               =======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            MFS(R) INVESTORS             MFS(R)
                                                                              TRUST SERIES          UTILITIES SERIES
                                                                           ----------------- ------------------------------
                                                                                2010 (l)           2010           2009
                                                                           ----------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................      $  --          $  40,268       $   56,621
 Net realized gain (loss) on investments..................................         10           (110,560)        (187,400)
 Change in unrealized appreciation (depreciation) of investments..........        146            249,541          484,848
                                                                                -----          -----------     ----------
 Net Increase (decrease) in net assets from operations....................        156            179,249          354,069
                                                                                -----          -----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         1,099            148,748          239,085
  Transfers between funds including guaranteed interest account,
   net....................................................................        137           (115,009)         (30,865)
  Transfers for contract benefits and terminations........................         --           (146,771)        (185,061)
  Contract maintenance charges............................................       (169)           (81,893)         (91,953)
                                                                                -----          -----------     ----------
Net increase (decrease) in net assets from contractowners transactions          1,067           (194,925)         (68,794)
                                                                                -----          -----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --                   (2)            --
                                                                                -----          ------------    ----------
INCREASE (DECREASE) IN NET ASSETS.........................................      1,223            (15,678)         285,285
NET ASSETS -- BEGINNING OF PERIOD.........................................         --          1,521,364        1,236,079
                                                                                -----          -----------     ----------
NET ASSETS -- END OF PERIOD...............................................      $1,223         $1,505,686      $1,521,364
                                                                                ======         ===========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................         --                 --               --
 Redeemed.................................................................         --                 --               --
                                                                                ------         -----------     ----------
 Net Increase (Decrease)..................................................         --                 --               --
                                                                                ======         ===========     ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................         --                 --               --
 Redeemed.................................................................         --                 --               --
                                                                                ------         -----------     ----------
 Net Increase (Decrease)..................................................         --                 --               --
                                                                                ======         ===========     ==========
UNIT ACTIVITY INITIAL CLASS
 Issued...................................................................         --             10,598           16,052
 Redeemed.................................................................         --            (18,584)         (20,624)
                                                                                ------         -----------     ----------
 Net Increase (Decrease)..................................................         --             (7,986)          (4,572)
                                                                                ======         ===========     ==========
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................         13                 --               --
 Redeemed.................................................................         (1)                --               --
                                                                                -------        -----------     ----------
 Net Increase (Decrease)..................................................         12                 --               --
                                                                                =======        ===========     ==========



                                                                                   MULTIMANAGER
                                                                                AGGRESSIVE EQUITY*
                                                                           -----------------------------
                                                                            2010 (f)(g)(m)      2009
                                                                           ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................    $    5,250     $     479
 Net realized gain (loss) on investments..................................       (16,102)      (11,200)
 Change in unrealized appreciation (depreciation) of investments..........       258,410        76,782
                                                                              ----------     ---------
 Net Increase (decrease) in net assets from operations....................       247,558        66,061
                                                                              ----------     ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                          270,033       111,683
  Transfers between funds including guaranteed interest account,
   net....................................................................       479,304       342,682
  Transfers for contract benefits and terminations........................        (7,280)         (169)
  Contract maintenance charges............................................      (101,931)      (35,295)
                                                                              ----------     ---------
Net increase (decrease) in net assets from contractowners transactions           640,126       418,901
                                                                              ----------     ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................             2          (437)
                                                                              ----------     ---------
INCREASE (DECREASE) IN NET ASSETS.........................................       887,686       484,525
NET ASSETS -- BEGINNING OF PERIOD.........................................       559,582        75,057
                                                                              ----------     ---------
NET ASSETS -- END OF PERIOD...............................................    $1,447,268     $ 559,582
                                                                              ==========     =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................            --            --
 Redeemed.................................................................            --            --
                                                                              ----------     ---------
 Net Increase (Decrease)..................................................            --            --
                                                                              ==========     =========
UNIT ACTIVITY CLASS B
 Issued...................................................................        10,108         6,551
 Redeemed.................................................................        (1,079)         (407)
                                                                              ----------     ---------
 Net Increase (Decrease)..................................................         9,029         6,144
                                                                              ==========     =========
UNIT ACTIVITY INITIAL CLASS
 Issued...................................................................            --            --
 Redeemed.................................................................            --            --
                                                                              ----------     ---------
 Net Increase (Decrease)..................................................            --            --
                                                                              ==========     =========
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................            --            --
 Redeemed.................................................................            --            --
                                                                              ----------     ---------
 Net Increase (Decrease)..................................................            --            --
                                                                              ==========     =========



                                                                                    MULTIMANAGER
                                                                                     CORE BOND*
                                                                           ------------------------------
                                                                                2010            2009
                                                                           -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $  258,129    $     355,324
 Net realized gain (loss) on investments..................................      134,644           (8,197)
 Change in unrealized appreciation (depreciation) of investments..........      136,075          469,439
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................      528,848          816,566
                                                                             ----------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         475,892          350,456
  Transfers between funds including guaranteed interest account,
   net....................................................................      180,586         (539,673)
  Transfers for contract benefits and terminations........................      (44,513)      (2,298,624)
  Contract maintenance charges............................................     (439,031)        (388,686)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions          172,934       (2,876,527)
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --               --
                                                                             ----------    -------------
INCREASE (DECREASE) IN NET ASSETS.........................................      701,782       (2,059,961)
NET ASSETS -- BEGINNING OF PERIOD.........................................    7,901,201        9,961,162
                                                                             ----------    -------------
NET ASSETS -- END OF PERIOD...............................................   $8,602,983    $   7,901,201
                                                                             ==========    =============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................       34,339            4,528
 Redeemed.................................................................      (37,667)        (285,072)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................       (3,328)           2,039
                                                                             ==========    =============
UNIT ACTIVITY CLASS B
 Issued...................................................................        3,699            2,480
 Redeemed.................................................................       (2,184)            (441)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................        1,515         (280,544)
                                                                             ==========    =============
UNIT ACTIVITY INITIAL CLASS
 Issued...................................................................           --               --
 Redeemed.................................................................           --               --
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................           --               --
                                                                             ==========    =============
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................           --               --
 Redeemed.................................................................           --               --
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................           --               --
                                                                             ==========    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   MULTIMANAGER               MULTIMANAGER
                                                                              INTERNATIONAL EQUITY*      LARGE CAP CORE EQUITY*
                                                                           ---------------------------- -------------------------
                                                                                2010           2009         2010         2009
                                                                           -------------- ------------- ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   33,818    $    11,346   $     594    $   1,220
 Net realized gain (loss) on investments..................................      (23,732)        (3,612)     (5,279)      (9,738)
 Change in unrealized appreciation (depreciation) of investments..........       77,059        168,732      33,286       30,153
                                                                             ----------    -----------   ---------    ---------
 Net Increase (decrease) in net assets from operations....................       87,145        176,466      28,601       21,635
                                                                             ----------    -----------   ---------    ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         435,182        361,625     142,519       40,174
  Transfers between funds including guaranteed interest account,
   net....................................................................      (10,516)         8,114     (12,441)       2,498
  Transfers for contract benefits and terminations........................       (8,033)        (3,307)     (7,510)      (2,206)
  Contract maintenance charges............................................     (126,998)      (100,230)    (13,967)     (11,186)
                                                                             ----------    -----------   ---------    ---------
Net increase (decrease) in net assets from contractowners transactions          289,635        266,202     108,601       29,280
                                                                             ----------    -----------   ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --             --          --           --
                                                                             ----------    -----------   ---------    ---------
INCREASE (DECREASE) IN NET ASSETS.........................................      376,780        442,668     137,202       50,915
NET ASSETS -- BEGINNING OF PERIOD.........................................      836,202        393,534     101,224       50,309
                                                                             ----------    -----------   ---------    ---------
NET ASSETS -- END OF PERIOD...............................................   $1,212,982    $   836,202   $ 238,426    $ 101,224
                                                                             ==========    ===========   =========    =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................           --             --          --           --
 Redeemed.................................................................           --             --          --           --
                                                                             ----------    -----------   ---------    ---------
 Net Increase (Decrease)..................................................           --             --          --           --
                                                                             ==========    ===========   =========    =========
UNIT ACTIVITY CLASS B
 Issued...................................................................        1,880          1,830         999          381
 Redeemed.................................................................         (234)           (38)       (184)        (131)
                                                                             ----------    -----------   ---------    ---------
 Net Increase (Decrease)..................................................        1,646          1,792         815          250
                                                                             ==========    ===========   =========    =========



                                                                                    MULTIMANAGER
                                                                                  LARGE CAP VALUE*
                                                                           ------------------------------
                                                                                2010            2009
                                                                           -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   53,576    $      84,670
 Net realized gain (loss) on investments..................................      (81,059)        (735,898)
 Change in unrealized appreciation (depreciation) of investments..........      642,484        1,665,357
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................      615,001        1,014,129
                                                                             ----------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         389,365          296,341
  Transfers between funds including guaranteed interest account,
   net....................................................................           88         (490,706)
  Transfers for contract benefits and terminations........................      (95,758)      (1,216,823)
  Contract maintenance charges............................................     (260,252)        (234,080)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions           33,443       (1,645,268)
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --               --
                                                                             ----------    -------------
INCREASE (DECREASE) IN NET ASSETS.........................................      648,444         (631,139)
NET ASSETS -- BEGINNING OF PERIOD.........................................    4,588,767        5,219,906
                                                                             ----------    -------------
NET ASSETS -- END OF PERIOD...............................................   $5,237,211    $   4,588,767
                                                                             ==========    =============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................           --            9,976
 Redeemed.................................................................      (29,011)        (289,144)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................      (29,011)           1,304
                                                                             ==========    =============
UNIT ACTIVITY CLASS B
 Issued...................................................................        2,175            2,174
 Redeemed.................................................................         (545)            (870)
                                                                             ----------    -------------
 Net Increase (Decrease)..................................................        1,630         (279,168)
                                                                             ==========    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 MULTIMANAGER               MULTIMANAGER
                                                                                MID CAP GROWTH*            MID CAP VALUE*
                                                                           ------------------------- ---------------------------
                                                                               2010         2009          2010          2009
                                                                           ------------ ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $      --    $      --     $    6,819    $  12,289
 Net realized gain (loss) on investments..................................     (3,385)     (24,494)         1,040      (40,718)
 Change in unrealized appreciation (depreciation) of investments..........     91,041       99,589        190,098      179,918
                                                                            ---------    ---------     ----------    ---------
 Net Increase (decrease) in net assets from operations....................     87,656       75,095        197,957      151,489
                                                                            ---------    ---------     ----------    ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       167,481       96,675        192,997      177,138
  Transfers between funds including guaranteed interest account,
   net....................................................................    (38,640)      (8,562)       207,842      (59,933)
  Transfers for contract benefits and terminations........................     (7,788)        (632)       (14,500)      (1,140)
  Contract maintenance charges............................................    (46,905)     (34,895)       (69,679)     (49,604)
                                                                            ---------    ---------     ----------    ---------
Net increase (decrease) in net assets from contractowners transactions         74,148       52,586        316,660       66,461
                                                                            ---------    ---------     ----------    ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --           --             --           --
                                                                            ---------    ---------     ----------    ---------
INCREASE (DECREASE) IN NET ASSETS.........................................    161,804      127,681        514,617      217,950
NET ASSETS -- BEGINNING OF PERIOD.........................................    264,022      136,341        498,955      281,005
                                                                            ---------    ---------     ----------    ---------
NET ASSETS -- END OF PERIOD...............................................  $ 425,826    $ 264,022     $1,013,572    $ 498,955
                                                                            =========    =========     ==========    =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................         --           --             --           --
 Redeemed.................................................................         --           --             --           --
                                                                            ---------    ---------     ----------    ---------
 Net Increase (Decrease)..................................................         --           --             --           --
                                                                            =========    =========     ==========    =========
UNIT ACTIVITY CLASS B
 Issued...................................................................        700          714          2,810        1,614
 Redeemed.................................................................       (259)        (278)          (543)        (937)
                                                                            ---------    ---------     ----------    ---------
 Net Increase (Decrease)..................................................        441          436          2,267          677
                                                                            =========    =========     ==========    =========



                                                                                   MULTIMANAGER
                                                                                MULTI-SECTOR BOND*
                                                                           ----------------------------
                                                                                2010           2009
                                                                           -------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   58,718    $   83,891
 Net realized gain (loss) on investments..................................     (238,541)     (216,879)
 Change in unrealized appreciation (depreciation) of investments..........      319,941       300,171
                                                                             ----------    ----------
 Net Increase (decrease) in net assets from operations....................      140,118       167,183
                                                                             ----------    ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         518,905       509,644
  Transfers between funds including guaranteed interest account,
   net....................................................................       46,632      (124,033)
  Transfers for contract benefits and terminations........................     (141,105)      (97,562)
  Contract maintenance charges............................................     (226,697)     (208,889)
                                                                             ----------    ----------
Net increase (decrease) in net assets from contractowners transactions          197,735        79,160
                                                                             ----------    ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --            --
                                                                             ----------    ----------
INCREASE (DECREASE) IN NET ASSETS.........................................      337,853       246,343
NET ASSETS -- BEGINNING OF PERIOD.........................................    1,969,836     1,723,493
                                                                             ----------    ----------
NET ASSETS -- END OF PERIOD...............................................   $2,307,689    $1,969,836
                                                                             ==========    ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
 Issued...................................................................       18,038        19,623
 Redeemed.................................................................      (22,184)      (28,155)
                                                                             ----------    ----------
 Net Increase (Decrease)..................................................       (4,146)        1,650
                                                                             ==========    ==========
UNIT ACTIVITY CLASS B
 Issued...................................................................        4,091         2,219
 Redeemed.................................................................       (1,955)         (569)
                                                                             ----------    ----------
 Net Increase (Decrease)..................................................        2,136        (8,532)
                                                                             ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    MULTIMANAGER
                                                                                  SMALL CAP GROWTH*
                                                                           -------------------------------
                                                                                 2010            2009
                                                                           --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $    (38,744)   $    (32,410)
 Net realized gain (loss) on investments..................................      (385,601)       (768,612)
 Change in unrealized appreciation (depreciation) of investments..........     3,352,148       3,734,345
                                                                            ------------    ------------
 Net Increase (decrease) in net assets from operations....................     2,927,803       2,933,323
                                                                            ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        1,521,902       1,586,654
  Transfers between funds including guaranteed interest account,
   net....................................................................      (458,578)       (412,472)
  Transfers for contract benefits and terminations........................      (898,104)       (767,155)
  Contract maintenance charges............................................    (1,085,497)     (1,017,576)
                                                                            ------------    ------------
Net increase (decrease) in net assets from contractowners transactions          (920,277)       (610,549)
                                                                            ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................            --              --
                                                                            ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................     2,007,526       2,322,774
NET ASSETS -- BEGINNING OF PERIOD.........................................    11,392,539       9,069,765
                                                                            ------------    ------------
NET ASSETS -- END OF PERIOD...............................................  $ 13,400,065    $ 11,392,539
                                                                            ============    ============
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................       123,619         158,411
 Redeemed.................................................................      (200,605)       (228,251)
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................       (76,986)        (69,840)
                                                                            ============    ============
UNIT ACTIVITY CLASS 2
 Issued...................................................................            --              --
 Redeemed.................................................................            --              --
                                                                            ------------    ------------
 Net Increase (Decrease)..................................................            --              --
                                                                            ============    ============



                                                                                 MULTIMANAGER               MULTIMANAGER
                                                                               SMALL CAP VALUE*              TECHNOLOGY*
                                                                           ------------------------- ---------------------------
                                                                               2010         2009          2010          2009
                                                                           ------------ ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $     661    $   1,909     $       --    $      --
 Net realized gain (loss) on investments..................................    (35,347)      (8,303)       (12,453)     (10,255)
 Change in unrealized appreciation (depreciation) of investments..........    129,589       51,609        185,210      226,671
                                                                            ---------    ---------     ----------    ---------
 Net Increase (decrease) in net assets from operations....................     94,903       45,215        172,757      216,416
                                                                            ---------    ---------     ----------    ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                       164,693      157,771        452,918      249,958
  Transfers between funds including guaranteed interest account,
   net....................................................................    (24,126)       1,077        (25,593)      28,137
  Transfers for contract benefits and terminations........................     (2,174)      (1,172)        (6,667)        (360)
  Contract maintenance charges............................................    (34,517)     (25,839)      (122,804)     (80,653)
                                                                            ---------    ---------     ----------    ---------
Net increase (decrease) in net assets from contractowners transactions        103,876      131,837        297,854      197,082
                                                                            ---------    ---------     ----------    ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         84          115             --           --
                                                                            ---------    ---------     ----------    ---------
INCREASE (DECREASE) IN NET ASSETS.........................................    198,863      177,167        470,611      413,498
NET ASSETS -- BEGINNING OF PERIOD.........................................    293,032      115,865        691,608      278,110
                                                                            ---------    ---------     ----------    ---------
NET ASSETS -- END OF PERIOD...............................................  $ 491,895    $ 293,032     $1,162,219    $ 691,608
                                                                            =========    =========     ==========    =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................      1,314          974          2,025        1,554
 Redeemed.................................................................       (689)         (73)          (402)        (180)
                                                                            ---------    ---------     ----------    ---------
 Net Increase (Decrease)..................................................        625          901          1,623        1,374
                                                                            =========    =========     ==========    =========
UNIT ACTIVITY CLASS 2
 Issued...................................................................         --           --             --           --
 Redeemed.................................................................         --           --             --           --
                                                                            ---------    ---------     ----------    ---------
 Net Increase (Decrease)..................................................         --           --             --           --
                                                                            =========    =========     ==========    =========



                                                                             MUTUAL SHARES
                                                                            SECURITIES FUND
                                                                           ----------------
                                                                               2010 (l)
                                                                           ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................     $    48
 Net realized gain (loss) on investments..................................          15
 Change in unrealized appreciation (depreciation) of investments..........       1,732
                                                                               -------
 Net Increase (decrease) in net assets from operations....................       1,795
                                                                               -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         19,664
  Transfers between funds including guaranteed interest account,
   net....................................................................      37,502
  Transfers for contract benefits and terminations........................          --
  Contract maintenance charges............................................      (1,329)
                                                                               -------
Net increase (decrease) in net assets from contractowners transactions          55,837
                                                                               -------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................          --
                                                                               -------
INCREASE (DECREASE) IN NET ASSETS.........................................      57,632
NET ASSETS -- BEGINNING OF PERIOD.........................................          --
                                                                               -------
NET ASSETS -- END OF PERIOD...............................................     $57,632
                                                                               =======
CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...................................................................          --
 Redeemed.................................................................          --
                                                                               -------
 Net Increase (Decrease)..................................................          --
                                                                               =======
UNIT ACTIVITY CLASS 2
 Issued...................................................................         567
 Redeemed.................................................................          (7)
                                                                               --------
 Net Increase (Decrease)..................................................         560
                                                                               ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 OPPENHEIMER GLOBAL
                                                                                 SECURITIES FUND/VA
                                                                           ------------------------------
                                                                                 2010           2009
                                                                           --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $  15,554       $   23,105
 Net realized gain (loss) on investments..................................    (104,112)        (172,435)
 Change in unrealized appreciation (depreciation) of investments..........     358,649          652,896
                                                                             -----------     ----------
 Net Increase (decrease) in net assets from operations....................     270,091          503,566
                                                                             -----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                        288,841          321,169
  Transfers between funds including guaranteed interest account,
   net....................................................................     (95,065)         (76,088)
  Transfers for contract benefits and terminations........................    (104,534)        (132,759)
  Contract maintenance charges............................................    (113,490)        (127,214)
                                                                             -----------     ----------
Net increase (decrease) in net assets from contractowners transactions         (24,248)         (14,892)
                                                                             -----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................          (4)              --
                                                                             -----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................     245,839          488,674
NET ASSETS -- BEGINNING OF PERIOD.........................................   1,775,903        1,287,229
                                                                             -----------     ----------
NET ASSETS -- END OF PERIOD...............................................   $2,021,742      $1,775,903
                                                                             ===========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
 Issued...................................................................          --               --
 Redeemed.................................................................          --               --
                                                                             -----------     ----------
 Net Increase (Decrease)..................................................          --               --
                                                                             ===========     ==========
UNIT ACTIVITY ADVISOR CLASS
 Issued...................................................................          --               --
 Redeemed.................................................................          --               --
                                                                             -----------     ----------
 Net Increase (Decrease)..................................................          --               --
                                                                             ===========     ==========
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................      17,472           25,385
 Redeemed.................................................................     (18,755)         (26,052)
                                                                             -----------     ----------
 Net Increase (Decrease)..................................................      (1,283)            (667)
                                                                             ===========     ==========



                                                                                PIMCO VARIABLE             PIMCO VARIABLE
                                                                                INSURANCE TRUST            INSURANCE TRUST
                                                                            COMMODITYREALRETURN(R)           GLOBAL BOND
                                                                              STRATEGY PORTFOLIO        PORTFOLIO (UNHEDGED)
                                                                           ------------------------ -----------------------------
                                                                                   2010 (l)              2010           2009
                                                                           ------------------------ -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................         $ 4,298            $  141,899     $   74,807
 Net realized gain (loss) on investments..................................           1,701                84,922        290,884
 Change in unrealized appreciation (depreciation) of investments..........           8,459               125,956         75,980
                                                                                   -------            ----------     ----------
 Net Increase (decrease) in net assets from operations....................          14,458               352,777        441,671
                                                                                   -------            ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                             56,413               353,373        400,132
  Transfers between funds including guaranteed interest account,
   net....................................................................          42,255               169,754       (196,869)
  Transfers for contract benefits and terminations........................              --              (239,474)      (170,229)
  Contract maintenance charges............................................          (2,205)             (234,393)      (250,322)
                                                                                   -------            ----------     ----------
Net increase (decrease) in net assets from contractowners transactions              96,463                49,260       (217,288)
                                                                                   -------            ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................              --                    --             --
                                                                                   -------            ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................         110,921               402,037        224,383
NET ASSETS -- BEGINNING OF PERIOD.........................................              --             3,188,063      2,963,680
                                                                                   -------            ----------     ----------
NET ASSETS -- END OF PERIOD...............................................         $110,921           $3,590,100     $3,188,063
                                                                                   ========           ==========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
 Issued...................................................................              --                37,363         34,616
 Redeemed.................................................................              --               (35,127)       (49,079)
                                                                                   --------           ----------     ----------
 Net Increase (Decrease)..................................................              --                 2,236        (14,463)
                                                                                   ========           ==========     ==========
UNIT ACTIVITY ADVISOR CLASS
 Issued...................................................................             900                    --             --
 Redeemed.................................................................              (7)                   --             --
                                                                                   --------           ----------     ----------
 Net Increase (Decrease)..................................................             893                    --             --
                                                                                   ========           ==========     ==========
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................              --                    --             --
 Redeemed.................................................................              --                    --             --
                                                                                   ---------          ----------     ----------
 Net Increase (Decrease)..................................................              --                    --             --
                                                                                   =========          ==========     ==========



                                                                             PIMCO VARIABLE   PIMCO VARIABLE
                                                                            INSURANCE TRUST   INSURANCE TRUST
                                                                              REAL RETURN      TOTAL RETURN
                                                                               PORTFOLIO         PORTFOLIO
                                                                           ----------------- ----------------
                                                                                2010 (l)         2010 (l)
                                                                           ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................     $  2,441         $  26,151
 Net realized gain (loss) on investments..................................        1,193             7,726
 Change in unrealized appreciation (depreciation) of investments..........       (7,290)          (36,134)
                                                                               --------         ---------
 Net Increase (decrease) in net assets from operations....................       (3,656)           (2,257)
                                                                               --------         ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                          95,758           444,963
  Transfers between funds including guaranteed interest account,
   net....................................................................      180,262           542,634
  Transfers for contract benefits and terminations........................           --                --
  Contract maintenance charges............................................       (6,264)          (32,799)
                                                                               --------         ---------
Net increase (decrease) in net assets from contractowners transactions          269,756           954,798
                                                                               --------         ---------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --                12
                                                                               --------         ---------
INCREASE (DECREASE) IN NET ASSETS.........................................      266,100           952,553
NET ASSETS -- BEGINNING OF PERIOD.........................................           --                --
                                                                               --------         ---------
NET ASSETS -- END OF PERIOD...............................................     $266,100         $ 952,553
                                                                               ========         =========
CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
 Issued...................................................................           --                --
 Redeemed.................................................................           --                --
                                                                               --------         ---------
 Net Increase (Decrease)..................................................           --                --
                                                                               ========         =========
UNIT ACTIVITY ADVISOR CLASS
 Issued...................................................................        2,893             9,241
 Redeemed.................................................................         (362)             (137)
                                                                               --------         ---------
 Net Increase (Decrease)..................................................        2,531             9,104
                                                                               ========         =========
UNIT ACTIVITY SERVICE CLASS
 Issued...................................................................           --                --
 Redeemed.................................................................           --                --
                                                                               --------         ---------
 Net Increase (Decrease)..................................................           --                --
                                                                               ========         =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 TEMPLETON
                                                                            T. ROWE PRICE   DEVELOPING MARKETS
                                                                            EQUITY INCOME     SECURITIES FUND
                                                                           --------------- --------------------
                                                                               2010 (l)          2010 (l)
                                                                           --------------- --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................     $   98            $     15
 Net realized gain (loss) on investments..................................         25                 317
 Change in unrealized appreciation (depreciation) of investments..........      1,276              15,609
                                                                               ------            --------
 Net Increase (decrease) in net assets from operations....................      1,399              15,941
                                                                               ------            --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         7,046              67,023
  Transfers between funds including guaranteed interest account,
   net....................................................................      8,438              89,987
  Transfers for contract benefits and terminations........................         --                  --
  Contract maintenance charges............................................       (674)             (3,523)
                                                                               ------            --------
Net increase (decrease) in net assets from contractowners transactions         14,810             153,487
                                                                               ------            --------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --                  --
                                                                               ------            --------
INCREASE (DECREASE) IN NET ASSETS.........................................     16,209             169,428
NET ASSETS -- BEGINNING OF PERIOD.........................................         --                  --
                                                                               ------            --------
NET ASSETS -- END OF PERIOD...............................................     $16,209           $169,428
                                                                               =======           ========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
 Issued...................................................................         --                  --
 Redeemed.................................................................         --                  --
                                                                               -------           --------
 Net Increase (Decrease)..................................................         --                  --
                                                                               =======           ========
UNIT ACTIVITY CLASS II
 Issued...................................................................        160                  --
 Redeemed.................................................................           (2)               --
                                                                               ---------         --------
 Net Increase (Decrease)..................................................        158                  --
                                                                               ========          ========
UNIT ACTIVITY CLASS 2
 Issued...................................................................         --               1,510
 Redeemed.................................................................         --                 (19)
                                                                               --------          --------
 Net Increase (Decrease)..................................................         --               1,491
                                                                               ========          ========



                                                                               TEMPLETON         TEMPLETON
                                                                              GLOBAL BOND          GROWTH
                                                                            SECURITIES FUND   SECURITIES FUND
                                                                           ----------------- -----------------
                                                                                2010 (l)          2010 (l)
                                                                           ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................     $      14          $    --
 Net realized gain (loss) on investments..................................         1,984               58
 Change in unrealized appreciation (depreciation) of investments..........         3,451                3
                                                                               ---------          -------
 Net Increase (decrease) in net assets from operations....................         5,449               61
                                                                               ---------          -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                          265,484           13,243
  Transfers between funds including guaranteed interest account,
   net....................................................................       161,282              157
  Transfers for contract benefits and terminations........................            --               --
  Contract maintenance charges............................................       (11,970)            (733)
                                                                               ---------          -------
Net increase (decrease) in net assets from contractowners transactions           414,796           12,667
                                                                               ---------          -------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................             4               --
                                                                               ---------          -------
INCREASE (DECREASE) IN NET ASSETS.........................................       420,249           12,728
NET ASSETS -- BEGINNING OF PERIOD.........................................            --               --
                                                                               ---------          -------
NET ASSETS -- END OF PERIOD...............................................     $ 420,249          $12,728
                                                                               =========          =======
CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
 Issued...................................................................            --               --
 Redeemed.................................................................            --               --
                                                                               ---------          -------
 Net Increase (Decrease)..................................................            --               --
                                                                               =========          =======
UNIT ACTIVITY CLASS II
 Issued...................................................................            --               --
 Redeemed.................................................................            --               --
                                                                               ---------          -------
 Net Increase (Decrease)..................................................            --               --
                                                                               =========          =======
UNIT ACTIVITY CLASS 2
 Issued...................................................................         4,217              142
 Redeemed.................................................................          (221)             (20)
                                                                               ---------          -------
 Net Increase (Decrease)..................................................         3,996              122
                                                                               =========          =======



                                                                                  UIF EMERGING
                                                                                  MARKETS DEBT
                                                                                    PORTFOLIO
                                                                           ---------------------------
                                                                                2010          2009
                                                                           ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................  $     7,921   $    20,689
 Net realized gain (loss) on investments..................................       21,594       (70,884)
 Change in unrealized appreciation (depreciation) of investments..........       (3,828)      131,257
                                                                            -----------   -----------
 Net Increase (decrease) in net assets from operations....................       25,687        81,062
                                                                            -----------   -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                           8,932        95,733
  Transfers between funds including guaranteed interest account,
   net....................................................................      (92,174)      (45,177)
  Transfers for contract benefits and terminations........................      (58,573)     (219,241)
  Contract maintenance charges............................................       (5,990)      (10,658)
                                                                            -----------   -----------
Net increase (decrease) in net assets from contractowners transactions         (147,805)     (179,343)
                                                                            -----------   -----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --            --
                                                                            -----------   -----------
INCREASE (DECREASE) IN NET ASSETS.........................................     (122,118)      (98,281)
NET ASSETS -- BEGINNING OF PERIOD.........................................      282,637       380,918
                                                                            -----------   -----------
NET ASSETS -- END OF PERIOD...............................................  $   160,519   $   282,637
                                                                            ===========   ===========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
 Issued...................................................................          952         8,145
 Redeemed.................................................................       (7,357)      (18,166)
                                                                            -----------   -----------
 Net Increase (Decrease)..................................................       (6,405)      (10,021)
                                                                            ===========   ===========
UNIT ACTIVITY CLASS II
 Issued...................................................................           --            --
 Redeemed.................................................................           --            --
                                                                            -----------   -----------
 Net Increase (Decrease)..................................................           --            --
                                                                            ===========   ===========
UNIT ACTIVITY CLASS 2
 Issued...................................................................           --            --
 Redeemed.................................................................           --            --
                                                                            -----------   -----------
 Net Increase (Decrease)..................................................           --            --
                                                                            ===========   ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    VAN ECK VIP
                                                                               EMERGING MARKETS FUND
                                                                           -----------------------------
                                                                                2010           2009
                                                                           -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $   11,427     $    2,521
 Net realized gain (loss) on investments..................................     (102,919)      (394,933)
 Change in unrealized appreciation (depreciation) of investments..........      543,450      1,600,582
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      451,958      1,208,170
                                                                             ----------     ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                           9,033         71,378
  Transfers between funds including guaranteed interest account,
   net....................................................................        7,945        296,709
  Transfers for contract benefits and terminations........................     (134,601)      (697,933)
  Contract maintenance charges............................................      (73,894)       (56,511)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions         (191,517)      (386,357)
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................           --             --
                                                                             ----------     ----------
INCREASE (DECREASE) IN NET ASSETS.........................................      260,441        821,813
NET ASSETS -- BEGINNING OF PERIOD.........................................    1,891,309      1,069,496
                                                                             ----------     ----------
NET ASSETS -- END OF PERIOD...............................................   $2,151,750     $1,891,309
                                                                             ==========     ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS S
 Issued...................................................................           --             --
 Redeemed.................................................................           --             --
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................           --             --
                                                                             ==========     ==========
UNIT ACTIVITY INITIAL CLASS
 Issued...................................................................        7,220         30,376
 Redeemed.................................................................      (17,470)       (50,816)
                                                                             ----------     ----------
 Net Increase (Decrease)..................................................      (10,250)       (20,440)
                                                                             ==========     ==========



                                                                               VAN ECK VIP GLOBAL         VAN ECK VIP GLOBAL
                                                                                   BOND FUND               HARD ASSETS FUND
                                                                           -------------------------- ---------------------------
                                                                               2010          2009          2010          2009
                                                                           ------------ ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................................   $  5,409    $     7,827   $     2,049   $       893
 Net realized gain (loss) on investments..................................         78            334        33,018      (159,807)
 Change in unrealized appreciation (depreciation) of investments..........      3,929          3,868        86,020       291,924
                                                                             --------    -----------   -----------   -----------
 Net Increase (decrease) in net assets from operations....................      9,416         12,029       121,087       133,010
                                                                             --------    -----------   -----------   -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners                                         8,894          6,280       146,618       123,612
  Transfers between funds including guaranteed interest account,
   net....................................................................    123,327        (87,722)       95,227        61,630
  Transfers for contract benefits and terminations........................     (1,873)       (32,217)     (155,885)     (120,093)
  Contract maintenance charges............................................     (4,598)        (5,200)      (21,578)      (12,893)
                                                                             --------    -----------   -----------   -----------
Net increase (decrease) in net assets from contractowners transactions        125,750       (118,859)       64,382        52,256
                                                                             --------    -----------   -----------   -----------
Net increase (decrease) in amount retained by MONY America in
 Separate Account MLOA L..................................................         --             --            --            --
                                                                             --------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS.........................................    135,166       (106,830)      185,469       185,266
NET ASSETS -- BEGINNING OF PERIOD.........................................    115,181        222,011       481,107       295,841
                                                                             --------    -----------   -----------   -----------
NET ASSETS -- END OF PERIOD...............................................   $250,347    $   115,181   $   666,576   $   481,107
                                                                             ========    ===========   ===========   ===========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS S
 Issued...................................................................         --             --         1,491            --
 Redeemed.................................................................         --             --           (29)           --
                                                                             --------    -----------   -----------   -----------
 Net Increase (Decrease)..................................................         --             --         1,462            --
                                                                             ========    ===========   ===========   ===========
UNIT ACTIVITY INITIAL CLASS
 Issued...................................................................      6,862            516         5,496         7,758
 Redeemed.................................................................       (624)        (6,730)       (7,906)       (7,387)
                                                                             --------    -----------   -----------   -----------
 Net Increase (Decrease)..................................................      6,238         (6,214)       (2,410)          371
                                                                             ========    ===========   ===========   ===========

-------

(a) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009. (See Note 6)
(b) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009. (See Note 6)
(c) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009. (See Note 6)
(d) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009. (See Note 6)
(e) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009. (See Note 6)
(f) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009. (See Note 6)
(g)   Units were made available for sale on September 18, 2009.
(h) EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009. (See Note 6)
(i) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009. (See Note 6)
(j) EQ/Intermediate Government Bond Index replaced EQ/Government Securities due to a fund merger on September 25, 2009. (See Note 6)
(k) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009. (See Note 6)
(l)   Units were made available for sale on May 24, 2010.
(m) Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010. (See Note 6)


The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010


1. Organization

MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Financial.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Policies, which include MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, MONY Variable Universal Life and Incentive LifeSM Legacy), and Survivorship Variable Universal Life (collectively, the "Variable Life Policies"). These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY.

The Variable Account has Variable Investment Options, each of which invest in shares of a mutual fund portfolio of American Century Variable Portfolios, Inc., AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc., Dreyfus Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Invesco Variable Insurance Funds, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc. The Universal Institutional Funds, Inc., and Van Eck Worldwide Insurance Trust (collectively, the "Funds"). The Funds are registered under the 1940 Act as open-end, management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Fund has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Variable Account.

The Variable Account consists of the following Variable Investment Options:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
------------------------------------------
American Century VP Mid Cap Value

AXA PREMIER VIP TRUST*
----------------------
AXA Aggressive Allocation
AXA Conservative Allocation
AXA Conservative-Plus Allocation
AXA Moderate Allocation
AXA Moderate-Plus Allocation
Multimanager Aggressive Equity
Multimanager Core Bond
Multimanager International Equity
Multimanager Large Cap Core Equity
Multimanager Large Cap Value
Multimanager Mid Cap Growth
Multimanager Mid Cap Value
Multimanager Multi-Sector Bond
Multimanager Small Cap Growth
Multimanager Small Cap Value
Multimanager Technology

DREYFUS STOCK INDEX FUND, INC.
------------------------------
Dreyfus Stock Index Fund, Inc.

EQ ADVISORS TRUST*
------------------
All Asset Allocation
AXA Balanced Strategy
AXA Conservative Growth Strategy
AXA Conservative Strategy
AXA Growth Strategy
AXA Moderate Growth Strategy
AXA Tactical Manager 400
AXA Tactical Manager 500
AXA Tactical Manager 2000
AXA Tactical Manager International
EQ/AllianceBernstein International
EQ/AllianceBernstein Small Cap Growth
EQ/BlackRock Basic Value Equity
EQ/BlackRock International Value
EQ/Boston Advisors Equity Income
EQ/Calvert Socially Responsible
EQ/Capital Guardian Growth
EQ/Capital Guardian Research
EQ/Common Stock Index
EQ/Core Bond Index
EQ/Equity 500 Index
EQ/Equity Growth PLUS
EQ/GAMCO Mergers & Acquisitions
EQ/GAMCO Small Company Value
EQ/Global Bond PLUS
EQ/Global Multi-Sector Equity
EQ/Intermediate Government Bond Index
EQ/International Core PLUS
EQ/International Growth
EQ/JPMorgan Value Opportunities
EQ/Large Cap Core PLUS
EQ/Large Cap Growth Index
EQ/Large Cap Growth PLUS

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


1. Organization (Concluded)

EQ/Large Cap Value Index
EQ/Large Cap Value PLUS
EQ/Lord Abbett Growth and Income
EQ/Lord Abbett Large Cap Core
EQ/Mid Cap Index
EQ/Mid Cap Value PLUS
EQ/Money Market
EQ/Montag & Caldwell Growth
EQ/Morgan Stanley Mid Cap Growth
EQ/PIMCO Ultra Short Bond
EQ/Quality Bond PLUS
EQ/Small Company Index
EQ/T. Rowe Price Growth Stock
EQ/UBS Growth & Income
EQ/Van Kampen Comstock
EQ/Wells Fargo Advantage Omega Growth (5)

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
--------------------------------------------
Fidelity(R) VIP Asset Manager Portfolio
Fidelity(R) VIP Contrafund(R) Portfolio
Fidelity(R) VIP Growth & Income Portfolio
Fidelity(R) VIP Mid Cap Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------
Franklin Income Securities Fund
Franklin Rising Dividends Securities
Franklin Small Cap Value Securities
Franklin Strategic Income Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Global Bond Securities Fund
Templeton Growth Securities Fund

GOLDMAN SACHS VARIABLE INSURANCE TRUST
--------------------------------------
Goldman Sachs VIT Mid Cap Value Fund

INVESCO VARIABLE INSURANCE FUNDS
--------------------------------
Invesco V.I. Financial Services Fund (1)
Invesco V.I. Global Health Care Fund (2)
Invesco V.I. Global Real Estate Fund
Invesco V.I. International Growth Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund (3)
Invesco Van Kampen V.I. Global Value Equity Fund (4)

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
---------------------------------------
Ivy Funds VIP Energy
Ivy Funds VIP Mid Cap Growth
Ivy Funds VIP Small Cap Growth

JANUS ASPEN SERIES
------------------
Janus Aspen Series Balanced Portfolio
Janus Aspen Series Enterprise Portfolio
Janus Aspen Series Forty Portfolio
Janus Aspen Series Overseas Portfolio
Janus Aspen Series Perkins Mid Cap Value Portfolio
Janus Aspen Series Worldwide Portfolio

LAZARD FUNDS RETIREMENT SERIES, INC.
------------------------------------
Lazard Retirement Emerging Markets Equity Portfolio

MFS(R) VARIABLE INSURANCE TRUST
-------------------------------
MFS(R) International Value Portfolio
MFS(R) Investors Growth Stock Series
MFS(R) Investors Trust Series
MFS(R) Utilities Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS
----------------------------------
Oppenheimer Global Securities Fund/VA

PIMCO VARIABLE INSURANCE TRUST
------------------------------
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged)
PIMCO Variable Insurance Trust Real Return Portfolio
PIMCO Variable Insurance Trust Total Return Portfolio

T. ROWE PRICE EQUITY SERIES, INC.
---------------------------------
T. Rowe Price Equity Income

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
UIF Emerging Markets Debt Portfolio

VAN ECK EQUITY SERIES, INC.
---------------------------
Van Eck VIP Emerging Markets Fund
Van Eck VIP Global Bond Fund
Van Eck VIP Global Hard Assets Fund (6)


----------
(1)   Formerly known as AIM V.I. Financial Services
(2)   Formerly known as AIM V.I. Global Health Care
(3)   Formerly known as AIM V.I. Technology
(4)   Formerly known as The Universal Institutional Funds, Inc. Global Value
      Equity
(5)   Formerly known as EQ/Evergreen Omega
(6)   Formerly known as Van Eck Worldwide Hard Assets
* An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 4 of these financial statements.
Note: On December 17, 2010 Franklin-Zero Coupon Fund - 2010 matured


Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from those of MONY America. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


1. Organization (Concluded)

assets attributable to the Variable Life Policies will not be charged with liabilities arising out of other business MONY America may conduct.

The amount retained by MONY America in the Variable Account arises principally from (1) contributions from MONY America, (2) mortality and expense charges, administrative charges accumulated in the Variable Account, and (3) that portion, determined ratably, of the Variable Account's investment results applicable to those assets in the Variable Account in excess of the net assets, attributable to accumulation of units. Amounts retained by MONY America are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by MONY America in the Variable Account may be transferred at any time by MONY America to its General Account.

Each of the Variable Investment Options of the Variable Account bears indirect exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Funds, which are distributed by MONY America to the Contractowners of the Variable Investment Options of the Variable Account.

In the normal course of business, the Funds which the Variable Investment Options invest in, enter into contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Variable Account. Based on experience, the risk of material loss is expected to be remote.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of the Funds and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by the Funds using the fair value of the underlying assets of each Portfolio less liabilities.

Due to and Due From:

Receivable/payable for policy-related transactions represent amount due to/from MONY America's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

Investment Transactions and Investment Income:

Investments in the Funds are recorded on the trade date. Dividend income and net realized gain distributions are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the Funds. Realized gains and losses include: (1) gains and losses on the redemptions of investments in the Funds (determined on the identified cost basis) and (2) distributions representing the net realized gains on investments transactions.

Contract Payments and Transfers:

Payments received from Contractowners represent Contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the guaranteed interest account with market value adjustment, reflected in the General Account) reduced by deductions and changes, including premium charges, as applicable and state premium taxes.

Transfers between funds including the guaranteed interest account with market value adjustment, net, are amounts that Contractowners have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. MONY America is required by state insurance law to set aside additional assets in MONY America's General Account to provide for other policy benefits. MONY America's General Account is subject to creditor rights.

Transfers for contract benefits and terminations are payments to Contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that Contractowners have requested to be withdrawn and paid to them or applied to purchase annuities.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


2. Significant Accounting Policies (Concluded)

Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

Taxes:

The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life Policies participating in the Variable Account by reasons of applicable provisions of the Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life Policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.


3. Fair Value Disclosures

Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 -- Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment and receivable assets of each Variable Investment Option of the Variable Account are classified as Level 1.


4. Expenses and Related Party Transactions

Investment Manager and Advisors:

The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of the Funds. Shares are offered by the Funds at net asset value. Shares in which the Variable Investment Options invest are categorized into two types. Both types are subject to fees for investment management and advisory services and other Fund expenses. Certain classes of shares of the mutual funds that are attributable to Class A units or equivalent units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Fund. The Rule12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by the EQAT and VIP Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. There is no limitation on the 12b-1 fees charge by the Variable Investment Options offered by the non EQAT and VIP Trusts. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees are reflected in the net asset value of the shares of the Funds and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, serves as investment manager of portfolios of EQAT and VIP. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly managing the portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


4. Expenses and Related Party Transactions (Concluded)

1.15% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of the Trusts, pays expenses for providing investment advisory services to the Portfolios, including the fees to the Advisors of each Portfolio. In Addition, AXA Advisors, LLC, ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/Common Stock Index, EQ/Large Cap Value PLUS, EQ/Equity 500 Index, and EQ/Small Company Index, as well as a portion of Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Growth, Multimanager Large Cap Value, Multimanager Mid Cap Growth, Multimanager Technology. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

Contract Distribution and Principal Underwriter:

AXA Advisors and AXA Distributors are distributors and principal underwriters of the Variable Life Policies and the Variable Accounts. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

The Variable Life Policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life Policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.


5. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:



                                                   PURCHASE           SALES
                                                --------------   --------------
ALL ASSET ALLOCATION.........................    $10,897,653      $14,984,874
AMERICAN CENTURY VP MID CAP VALUE............         24,230              678
AXA AGGRESSIVE ALLOCATION....................      3,635,433          650,095
AXA BALANCED STRATEGY........................      2,344,560          156,206
AXA CONSERVATIVE ALLOCATION..................      1,472,133        1,054,840
AXA CONSERVATIVE GROWTH STRATEGY.............        833,707          103,241
AXA CONSERVATIVE-PLUS ALLOCATION.............      1,951,326          455,621
AXA CONSERVATIVE STRATEGY....................        756,223          277,041
AXA GROWTH STRATEGY..........................      2,233,742          116,603
AXA MODERATE ALLOCATION......................      8,178,138        2,168,942
AXA MODERATE GROWTH STRATEGY.................      6,741,511          398,102
AXA MODERATE-PLUS ALLOCATION.................     11,926,154        2,014,802
AXA TACTICAL MANAGER 400.....................         59,718              336
AXA TACTICAL MANAGER 500.....................         32,000            1,660
AXA TACTICAL MANAGER 2000....................         27,370              112
AXA TACTICAL MANAGER INTERNATIONAL...........         32,140              387
DREYFUS STOCK INDEX FUND, INC................      2,489,607       15,283,108
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........        661,884          608,893
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........        403,397          162,147
EQ/BLACKROCK BASIC VALUE EQUITY..............      1,269,835          314,399
EQ/BLACKROCK INTERNATIONAL VALUE.............        839,898          250,222
EQ/BOSTON ADVISORS EQUITY INCOME.............      1,598,409        2,743,643
EQ/CALVERT SOCIALLY RESPONSIBLE..............        213,704          395,691
EQ/CAPITAL GUARDIAN GROWTH...................        121,772           50,118
EQ/CAPITAL GUARDIAN RESEARCH.................        820,377        1,167,379

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


5. Purchases and Sales of Investments (Continued)


                                                             PURCHASE         SALES
                                                           ------------   ------------
EQ/COMMON STOCK INDEX...................................       931,881        271,582
EQ/CORE BOND INDEX......................................     5,439,894      6,861,016
EQ/EQUITY 500 INDEX.....................................     1,445,645        643,494
EQ/EQUITY GROWTH PLUS...................................     1,251,236      1,703,223
EQ/GAMCO MERGERS & ACQUISITIONS.........................       320,713         58,264
EQ/GAMCO SMALL COMPANY VALUE............................     8,487,585     14,957,654
EQ/GLOBAL BOND PLUS.....................................       425,823        162,295
EQ/GLOBAL MULTI-SECTOR EQUITY...........................     1,185,437        477,040
EQ/INTERMEDIATE GOVERNMENT BOND INDEX...................    10,483,324      2,437,856
EQ/INTERNATIONAL CORE PLUS..............................       274,175        106,374
EQ/INTERNATIONAL GROWTH.................................     2,187,978      4,123,499
EQ/JPMORGAN VALUE OPPORTUNITIES.........................       186,570         36,862
EQ/LARGE CAP CORE PLUS..................................       247,270          9,656
EQ/LARGE CAP GROWTH INDEX...............................       234,034         33,246
EQ/LARGE CAP GROWTH PLUS................................       177,577         57,699
EQ/LARGE CAP VALUE INDEX................................       123,380         27,682
EQ/LARGE CAP VALUE PLUS.................................       749,426        629,933
EQ/LORD ABBETT GROWTH AND INCOME........................     1,026,096      1,175,197
EQ/LORD ABBETT LARGE CAP CORE...........................       174,680         39,036
EQ/MID CAP INDEX........................................       721,454        660,946
EQ/MID CAP VALUE PLUS...................................     1,843,485      2,641,336
EQ/MONEY MARKET.........................................    13,755,222     18,803,826
EQ/MONTAG & CALDWELL GROWTH.............................     6,277,752     10,176,625
EQ/MORGAN STANLEY MID CAP GROWTH........................     1,907,175      2,073,962
EQ/PIMCO ULTRA SHORT BOND...............................     1,439,735      1,466,993
EQ/QUALITY BOND PLUS....................................     2,945,091      3,321,161
EQ/SMALL COMPANY INDEX..................................       644,782        551,891
EQ/T. ROWE PRICE GROWTH STOCK...........................     4,609,290      7,718,542
EQ/UBS GROWTH & INCOME..................................     2,150,596      3,295,540
EQ/VAN KAMPEN COMSTOCK..................................       329,594         15,090
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH...................       739,868         95,844
FIDELITY(R) VIP ASSET MANAGER PORTFOLIO.................         6,970        104,337
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.................     3,234,836      5,321,779
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO...............       119,102         16,032
FIDELITY(R) VIP MID CAP PORTFOLIO.......................        77,744          3,638
FRANKLIN INCOME SECURITIES FUND.........................     1,364,372      1,234,419
FRANKLIN RISING DIVIDENDS SECURITIES....................       226,439        103,217
FRANKLIN SMALL CAP VALUE SECURITIES.....................        23,717            823
FRANKLIN STRATEGIC INCOME SECURITIES FUND...............        85,570          2,189
GOLDMAN SACHS VIT MID CAP VALUE FUND....................        47,981          1,832
INVESCO V.I. FINANCIAL SERVICES FUND....................        45,424         65,769
INVESCO V.I. GLOBAL HEALTH CARE FUND....................       111,966        139,453
INVESCO V.I. GLOBAL REAL ESTATE FUND....................        77,058            685
INVESCO V.I. INTERNATIONAL GROWTH FUND..................        66,020            310
INVESCO V.I. MID CAP CORE EQUITY FUND...................        18,757            569
INVESCO V.I. SMALL CAP EQUITY FUND......................        10,718            112
INVESCO V.I. TECHNOLOGY FUND............................        83,889         32,988
INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND........       726,086        731,202
IVY FUNDS VIP ENERGY....................................        99,307         16,266
IVY FUNDS VIP MID CAP GROWTH............................       131,583          1,552
IVY FUNDS VIP SMALL CAP GROWTH..........................        36,012          2,753
JANUS ASPEN SERIES BALANCED PORTFOLIO...................     1,490,156      1,919,242
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO.................     1,232,466      2,538,716
JANUS ASPEN SERIES FORTY PORTFOLIO......................     1,991,822      3,445,770
JANUS ASPEN SERIES OVERSEAS PORTFOLIO...................     1,455,533      1,888,500

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


5. Purchases and Sales of Investments (Concluded)


                                                                                   PURCHASE         SALES
                                                                                 ------------   ------------
JANUS ASPEN SERIES PERKINS MID CAP VALUE PORTFOLIO............................       89,977        202,552
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO........................................    1,675,218      2,741,534
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO...........................      343,803            253
MFS(R) INTERNATIONAL VALUE PORTFOLIO..........................................      166,912         13,533
MFS(R) INVESTORS GROWTH STOCK SERIES..........................................        3,622            504
MFS(R) INVESTORS TRUST SERIES.................................................        1,142             75
MFS(R) UTILITIES SERIES.......................................................      311,578        466,234
MULTIMANAGER AGGRESSIVE EQUITY................................................      727,481         82,105
MULTIMANAGER CORE BOND........................................................    1,331,637        788,185
MULTIMANAGER INTERNATIONAL EQUITY.............................................      364,929         41,339
MULTIMANAGER LARGE CAP CORE EQUITY............................................      134,243         25,048
MULTIMANAGER LARGE CAP VALUE..................................................      381,083        293,959
MULTIMANAGER MID CAP GROWTH...................................................      120,634         46,485
MULTIMANAGER MID CAP VALUE....................................................      403,474         79,995
MULTIMANAGER MULTI-SECTOR BOND................................................      796,921        540,469
MULTIMANAGER SMALL CAP GROWTH.................................................    1,845,767      2,804,789
MULTIMANAGER SMALL CAP VALUE..................................................      223,573        118,951
MULTIMANAGER TECHNOLOGY.......................................................      372,294         74,332
MUTUAL SHARES SECURITIES FUND.................................................       56,584            698
OPPENHEIMER GLOBAL SECURITIES FUND/VA.........................................      336,454        345,149
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......      103,161            771
PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO (UNHEDGED)...............      895,356        681,322
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..........................      310,960         38,521
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.........................    1,002,801         14,512
T. ROWE PRICE EQUITY INCOME...................................................       15,123            216
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..................................      155,586          2,084
TEMPLETON GLOBAL BOND SECURITIES FUND.........................................      437,935         23,122
TEMPLETON GROWTH SECURITIES FUND..............................................       14,532          1,866
UIF EMERGING MARKETS DEBT PORTFOLIO...........................................       28,858        168,742
VAN ECK VIP EMERGING MARKETS FUND.............................................      154,277        334,366
VAN ECK VIP GLOBAL BOND FUND..................................................      143,497         12,338
VAN ECK VIP GLOBAL HARD ASSETS FUND...........................................      376,708        310,278

6. Reorganizations

In 2010 and 2009, several fund reorganizations occurred within EQ Advisors Trust and AXA Premier VIP Trust. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In September 2009, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust ( the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2009 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

--------------------------------------------------------------------------------
                       REMOVED PORTFOLIO               SURVIVING PORTFOLIO
--------------------------------------------------------------------------------
                                                       MULTIMANAGER AGGRESSIVE
 SEPTEMBER 17, 2010    MULTIMANAGER LARGE CAP GROWTH   EQUITY
--------------------------------------------------------------------------------
Shares - Class B      74,573                           53,114
--------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


6. Reorganizations (Continued)


------------------------------------------------------------------------------------------
                                  REMOVED PORTFOLIO             SURVIVING PORTFOLIO
------------------------------------------------------------------------------------------
Value - Class B                     $     7.72                     $    23.38
Net Assets Before Substitution      $  575,704                     $  666,101
Net Assets After Substitution       $       --                     $1,241,805
------------------------------------------------------------------------------------------
SEPTEMBER 11, 2009                EQ/ARIEL APPRECIATION II      EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------
Shares - Class B                         7,996
Value - Class B                     $     9.40
Net Assets Before Merger            $   75,138
Net Assets After Merger             $       --
                                  EQ/LORD ABBETT MID CAP VALUE
Shares - Class A                       829,795
Value - Class A                     $     7.92
Shares - Class B                        35,942
Value - Class B                     $     7.93
Net Assets Before Merger            $6,855,423
Net Assets After Merger             $       --
                                    EQ/VAN KAMPEN REAL ESTATE
Shares - Class A                       773,946                       1,380,090
Value - Class A                     $     5.48                     $      7.83
Shares - Class B                        74,389                         164,869
Value - Class B                     $     5.48                     $      7.74
Net Assets Before Merger            $4,647,161                     $   508,419
Net Assets After Merger             $       --                     $12,086,141
------------------------------------------------------------------------------------------
                                  EQ/AXA ROSENBERG VALUE
SEPTEMBER 11, 2009                LONG/SHORT EQUITY             EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------
Shares - Class B                         4,054
Value - Class B                     $     8.60
Net Assets Before Merger            $   34,863
Net Assets After Merger             $       --
                                   EQ/SHORT DURATION BOND
Shares - Class A                        47,022                         165,609
Value - Class A                     $     9.12                     $      9.95
Shares - Class B                        24,453                         289,264
Value - Class B                     $     9.13                     $      9.95
Net Assets Before Merger            $  651,952                     $ 3,839,148
Net Assets After Merger             $       --                     $ 4,525,963
------------------------------------------------------------------------------------------
                                                                MULTIMANAGER AGGRESSIVE
 SEPTEMBER 18, 2009               MULTIMANAGER HEALTH CARE      EQUITY
------------------------------------------------------------------------------------------
Shares - Class B                        38,024                          23,372
Value - Class B                     $     9.02                     $     21.67
Net Assets Before Merger            $  343,049                     $   163,393
Net Assets After Merger             $       --                     $   506,442
------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


6. Reorganizations (Concluded)


------------------------------------------------------------------------------------------
                           REMOVED PORTFOLIO                      SURVIVING PORTFOLIO
SEPTEMBER 25, 2009         EQ/CAYWOOD SCHOLL HIGH YIELD BOND      EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------
Shares - Class B            2,501,391                               1,139,303
Value - Class B            $     3.99                             $      9.19
Net Assets Before Merger   $9,992,021                             $   474,932
Net Assets After Merger    $       --                             $10,466,953
---------------------------------------------------------------------------------------------
                                                                  EQ/INTERMEDIATE GOVERNMENT
SEPTEMBER 25, 2009          EQ/GOVERNMENT SECURITIES              BOND INDEX
---------------------------------------------------------------------------------------------
Shares - Class A               756,495                               837,608
Value - Class A             $    10.81                            $     9.76
Net Assets Before Merger    $8,173,956                            $       --
Net Assets After Merger     $       --                            $8,173,956
---------------------------------------------------------------------------------------------
SEPTEMBER 25, 2009         EQ/LONG TERM BOND                      EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------------
Shares - Class A               656,660
Value - Class A            $     12.74
Shares - Class B                22,034
Value - Class B            $     12.74
Net Assets Before Merger   $ 8,646,016
Net Assets After Merger    $        --
                           EQ/BOND INDEX
Shares - Class A             1,363,679                              3,206,054
Value - Class A            $     10.44                            $      9.62
Shares - Class B                    --                                120,822
Value - Class B            $        --                            $      9.62
Net Assets Before Merger   $14,242,177                            $ 9,132,207
Net Assets After Merger    $         -                            $32,020,400
---------------------------------------------------------------------------------------------

7. Contractowner Charges

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each Variable Investment Option ("fund value") to compensate MONY America. MONY America may impose a surrender charge when the Contractowners request a full or partial surrender. These deductions are treated as Contractowner redemptions by the Variable Account.

There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

The charges below are the current annual charges deducted from the net assets of the Variable Investment Options, or from the fund value. Higher charges may be permitted under the terms of the various policies.

PREMIUM CHARGE: This charge is deducted from each premium payment and ranges from a low of 0% to a high of 12%.

MORTALITY & EXPENSE RISK CHARGE: This charge is deducted daily from the net assets of the Variable Investment Options, and ranges from a low of 0% to a high of 1.75%. The Incentive Life Legacy, Incentive Life Legacy II, and MONY Corporate Sponsored Variable Universal Life are deducted from the fund value.

MONTHLY PER $1,000 SPECIFIED AMOUNT CHARGE: This charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Policies, and is a percentage or dollar value of the Specified Amount (Face Amount). This charge varies based on a number of factors, including issue age, gender and risk class.

ADMINISTRATIVE CHARGE: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $0 to a high of $31.50.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


7. Contractowner Charges (Concluded)

COST OF INSURANCE: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

TRANSFER CHARGE: MONY America does not currently assess this charge, but reserves the right to impose a transfer charge. The charge may range from a low of $0 to a high of $25 per transfer.

PARTIAL SURRENDER CHARGE: This charge is assessed when a Contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $0 to a high of $25.

SURRENDER CHARGE: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

MEDICAL UNDERWRITING CHARGE: The charge is a flat fee of $5, and deducted monthly from fund value for the three policy years on policies that were issued on a medically underwritten basis.

GUARANTEED ISSUE CHARGE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners. The charge is a flat fee of $3, and deducted monthly from fund value for the three policy years on policies that were issued on a guaranteed issue basis.

REINSTATEMENT FEE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

LOAN INTEREST RATE SPREAD: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 0.75% depending on the policy year.

ILLUSTRATION PROJECTION REPORT CHARGE: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

CHARGE FOR STATE AND LOCAL TAX EXPENSE: This charge is a percentage of each premium paid and varies by state.

CHARGE FOR FEDERAL TAX EXPENSE: This charge is 1.25% of each premium paid.

RIDERS: The charge for any optional benefits elected by the Contractowner are deducted monthly from the fund value.


8. Financial Highlights

The Variable Life Policies have unique combinations of features and fees that are charged against the Contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Financial highlights for the years ended December 31, 2010, 2009, 2008, 2007 and 2006 are presented respectively in the same table. The expense ratios presented in the financial highlights may include product designs that did not have units outstanding during the year, but were available to Contractowners within each Variable Investment Option.

The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, unit values may fall outside of the ranges presented in the financial highlights.



                                                                       AT DECEMBER 31,
                                              ------------------------------------------------------------------
                                                                            UNITS
                                                                         OUTSTANDING
                                              ------------------------------------------------------------------
                                                  2010          2009          2008          2007         2006
                                              -----------   -----------   -----------   -----------   ----------
All Asset Allocation.........................  3,526,149     3,853,803     4,220,622     4,557,493    4,911,337
American Century VP Mid Cap Value............        236            --            --            --           --
AXA Aggressive Allocation (j)................    191,264       173,559       110,148        47,874        1,604
AXA Balanced Strategy (aq)...................     22,865         2,439            --            --           --
AXA Conservative Allocation(j)...............     68,111        56,245        30,961         1,251            7
AXA Conservative Growth Strategy (aq)........      7,113           296            --            --           --
AXA Conservative-Plus Allocation (j).........    137,416        89,606        32,872        12,493           54
AXA Conservative Strategy (aq)...............      4,981           571            --            --           --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                                    AT DECEMBER 31,
                                                        ------------------------------------------------------------------------
                                                                                         UNITS
                                                                                      OUTSTANDING
                                                        ------------------------------------------------------------------------
                                                            2010           2009           2008           2007           2006
                                                        ------------   ------------   ------------   ------------   ------------
AXA Growth Strategy (aq)...............................     22,660          2,943             --             --             --
AXA Moderate Allocation (j)............................    484,702        425,025        253,104         74,700          1,805
AXA Moderate Growth Strategy (aq)......................     65,733          6,335             --             --             --
AXA Moderate-Plus Allocation (j).......................    815,478        702,241        479,102        176,828          4,162
AXA Tactical Manager 400 (av)..........................        565             --             --             --             --
AXA Tactical Manager 500 (av)..........................        303             --             --             --             --
AXA Tactical Manager 2000 (av).........................        267             --             --             --             --
AXA Tactical Manager International (av)................        310             --             --             --             --
Dreyfus Stock Index Fund, Inc..........................  1,976,534      2,947,295      3,395,551      4,239,431      5,170,800
EQ/AllianceBernstein International (h) (j).............     83,500        121,221        311,841        196,408        434,580
EQ/AllianceBernstein Small Cap Growth (j) (o)..........     54,068         56,375         54,133         55,464             50
EQ/BlackRock Basic Value Equity (j) (v)................     67,780         67,562         64,235         56,733             50
EQ/BlackRock International Value (b) (j)...............    240,496        238,704        406,057        592,484        631,868
EQ/Boston Advisors Equity Income (w)...................  1,072,939      1,193,049      1,428,805      2,046,743        816,030
EQ/Calvert Socially Responsible (a)....................    178,999        206,593        214,648        222,571        221,898
EQ/Capital Guardian Growth (j) (x).....................     22,324         22,469         25,897        580,146            236
EQ/Capital Guardian Research (l) (y) (z)...............    338,084        380,013        367,531        438,622        180,664
EQ/Common Stock Index (j) (n)..........................     39,165         37,851         31,699         30,314            594
EQ/Core Bond Index (f) (j) (ab) (ac) (ar) (as).........  2,543,534      2,765,053        675,319      2,395,611      1,045,020
EQ/Equity 500 Index (j)................................     34,731         26,585         19,703          7,835            330
EQ/Equity Growth PLUS..................................    740,378        794,475        886,553        957,530      1,050,337
EQ/GAMCO Mergers & Acquisitions........................      4,482          2,555          2,076          1,448            167
EQ/GAMCO Small Company Value...........................  1,679,573      1,872,176      2,103,985      2,332,537      2,561,256
EQ/Global Bond PLUS (j)................................      8,198          6,262          4,191            868             96
EQ/Global Multi-Sector Equity (i) (j)..................     58,117         61,334         55,479         48,048         43,675
EQ/Intermediate Government Bond Index (ai) (at)........  1,003,858        545,599          1,935            614             --
EQ/International Core PLUS (j).........................      5,571          4,307          1,988            615             15
EQ/International Growth................................    888,308      1,036,589      1,155,158      1,259,597      1,270,605
EQ/JPMorgan Value Opportunities (j)....................      4,051          1,936          1,232            393             15
EQ/Large Cap Core PLUS (j).............................      2,985            572            431            123              6
EQ/Large Cap Growth Index (j)..........................      9,839          7,362          3,981          1,151             21
EQ/Large Cap Growth PLUS (j)...........................      3,091          2,398          1,780            640             34
EQ/Large Cap Value Index (j)...........................      5,201          3,603          1,861            710             88
EQ/Large Cap Value PLUS (j) (p) (u)....................    419,761        427,092        496,854        691,063            616
EQ/Lord Abbett Growth and Income (d) (j)...............    464,114        485,434        492,785        508,655        494,366
EQ/Lord Abbett Large Cap Core (j)......................      3,396          2,253            857            252             13
EQ/Mid Cap Index (e) (j) (aa)..........................    189,901        202,727        201,024        199,167        172,176
EQ/Mid Cap Value PLUS ( r) (ak) (al) (am)..............    882,615        965,418          2,679          1,590            162
EQ/Money Market (g)....................................  1,333,398      1,801,160      3,915,407      4,660,253      5,079,812
EQ/Montag & Caldwell Growth............................  4,129,753      4,523,992      4,583,153      4,939,826      5,252,258
EQ/Morgan Stanley Mid Cap Growth (j) (q) (ae)..........    596,579        635,250        714,513        796,240             11
EQ/PIMCO Ultra Short Bond (an) (ao)....................    326,958        358,570        351,371        309,572        673,529
EQ/Quality Bond PLUS ( j) (au).........................    425,735        495,872          3,649            808             25
EQ/Small Company Index (j) (ad)........................    574,937        590,202        353,160        562,134            193
EQ/T. Rowe Price Growth Stock (k)......................  2,301,257      2,513,219      2,912,759      2,872,427      3,151,474
EQ/UBS Growth & Income.................................  1,255,131      1,372,538      1,457,557      1,578,496      1,671,667
EQ/Van Kampen Comstock (j).............................      5,235          1,990          1,251            501             56
EQ/Wells Fargo Advantage Omega Growth (j)..............      8,082          2,297            657            238              1
Fidelity(R) VIP Asset Manager Portfolio................        400          7,809          4,295         14,985         12,798
Fidelity(R) VIP Contrafund(R) Portfolio (s) (t)........  1,641,199      1,811,655      2,598,682      2,888,470      2,328,768
Fidelity(R) VIP Growth & Income Portfolio..............     44,643         35,765         49,124        146,987         97,655
Fidelity(R) VIP Mid Cap Portfolio......................        689             --             --             --             --
Franklin Income Securities Fund (af) (ag) (ah).........    462,291        485,583        629,033        868,311         91,299
Franklin Rising Dividends Securities...................     41,920         41,207         41,255         39,654         40,481
Franklin Small Cap Value Securities (av)...............        242             --             --             --             --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                                       AT DECEMBER 31,
                                                               ----------------------------------------------------------------
                                                                                            UNITS
                                                                                         OUTSTANDING
                                                               ----------------------------------------------------------------
                                                                   2010         2009         2008         2007         2006
                                                               ------------ ------------ ------------ ------------ ------------
Franklin Strategic Income Securities Fund (av)................        809           --           --           --           --
Goldman Sachs VIT Mid Cap Value Fund (av).....................        497           --           --           --           --
Invesco V.I. Financial Services Fund..........................     26,715       29,976       25,596       25,386       24,344
Invesco V.I. Global Health Care Fund..........................     48,622       50,853       50,599       57,410       57,268
Invesco V.I. Global Real Estate Fund (av).....................        716           --           --           --           --
Invesco V.I. International Growth Fund (av)...................        623           --           --           --           --
Invesco V.I. Mid Cap Core Equity Fund (av)....................        183           --           --           --           --
Invesco V.I. Small Cap Equity Fund (av).......................        105           --           --           --           --
Invesco V.I. Technology Fund..................................     23,846       19,650       12,600       17,425       16,469
Invesco Van Kampen Global Value Equity Fund...................     43,455       44,657      121,007      117,454      113,258
IVY Funds VIP Energy (av).....................................        926           --           --           --           --
IVY Funds VIP Mid Cap Growth (av).............................      1,219           --           --           --           --
IVY Funds VIP Small Cap Growth (av)...........................        330           --           --           --           --
Janus Aspen Series Balanced Portfolio.........................    531,051      571,900      579,791      625,165      645,782
Janus Aspen Series Enterprise Portfolio.......................  1,316,799    1,467,413    1,645,010    1,776,494    2,083,663
Janus Aspen Series Forty Portfolio............................  1,382,769    1,509,543    1,768,231    1,929,057    2,127,930
Janus Aspen Series Overseas Portfolio.........................    318,013      336,722      389,552      555,876      651,565
Janus Aspen Series Perkins Mid Cap Value Portfolio............     81,923       89,627      103,502      208,859      153,489
Janus Aspen Series Worldwide Portfolio........................  1,329,587    1,475,788    1,561,988    1,673,999    1,740,735
Lazard Retirement Emerging Markets Equity Portfolio (av)            3,104           --           --           --           --
MFS(R) International Value Portfolio (av).....................      1,574           --           --           --           --
MFS(R) Investors Growth Stock Series (av).....................         32           --           --           --           --
MFS(R) Investors Trust Series (av)............................         12           --           --           --           --
MFS(R) Utilities Series.......................................     53,770       61,756       66,328       80,073       80,528
Multimanager Aggressive Equity ( j) (ap) (aw).................     16,560        7,531        1,387          418           81
Multimanager Core Bond (j)....................................    620,373      622,186      900,691        1,527          178
Multimanager International Equity (j).........................      6,261        4,615        2,823          950           34
Multimanager Large Cap Core Equity (j)........................      1,548          733          483          250           25
Multimanager Large Cap Value (j)..............................    505,169      532,550      810,414        1,658          206
Multimanager Mid Cap Growth (j)...............................      2,069        1,628        1,192          505           27
Multimanager Mid Cap Value (j)................................      5,886        3,619        2,942          798          103
Multimanager Multi-Sector Bond (c) ( j).......................     93,772       95,782      102,664       98,629       94,562
Multimanager Small Cap Growth (m).............................    777,774      854,760      924,600    1,027,039    1,096,115
Multimanager Small Cap Value (j)..............................      2,425        1,800          899          490           16
Multimanager Technology (j)...................................      5,413        3,790        2,416          790           24
Mutual Shares Securities Fund (av)............................        560           --           --           --           --
Oppenheimer Global Securities Fund/VA.........................    100,409      101,692      102,359       98,572       94,092
PIMCO Variable Insurance Trust CommodityRealReturn(R)
Strategy Portfolio (av).......................................        893           --           --           --           --
PIMCO Variable Insurance Trust Global Bond Portfolio
(Unhedged)....................................................    178,392      176,156      190,619      177,748      173,114
PIMCO Variable Insurance Trust Real Return Portfolio (av)           2,531           --           --           --           --
PIMCO Variable Insurance Trust Total Return Portfolio (av)          9,104           --           --           --           --
T. Rowe Price Equity Income (av)..............................        158           --           --           --           --
Templeton Developing Markets Securities Fund (av).............      1,491           --           --           --           --
Templeton Global Bond Securities Fund (av)....................      3,996           --           --           --           --
Templeton Growth Securities Fund (av).........................        122           --           --           --           --
UIF Emerging Markets Debt Portfolio...........................      6,870       13,275       23,296       25,554       25,575
Van Eck VIP Emerging Markets Fund.............................     89,235       99,485      119,925      229,915      268,288
Van Eck VIP Global Bond Fund..................................     12,198        5,960       12,174        7,400       18,401
Van Eck VIP Global Hard Assets Fund...........................     10,901       11,849       11,478       25,882       43,644

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                                AT DECEMBER 31,
                                                        -----------------------------------------------------------------
                                                                                   UNIT VALUE
                                                                               LOWEST TO HIGHEST
                                                        -----------------------------------------------------------------
                                                                2010                     2009                2008
                                                        -------------------   ---------------------  --------------------
All Asset Allocation................................... $14.03  to $24.78      $12.20  to $21.72      $9.68   to $17.35
American Century VP Mid Cap Value......................            106.72                     --                     --
AXA Aggressive Allocation (j)..........................   8.59  to 144.93        7.66  to 128.17       6.06   to 100.70
AXA Balanced Strategy (aq).............................            111.97                 101.74                     --
AXA Conservative Allocation(j).........................  10.64  to 131.35        9.99  to 122.45       9.16   to 111.49
AXA Conservative Growth Strategy (aq)..................            110.78                 101.49                     --
AXA Conservative-Plus Allocation (j)...................  10.07  to 134.11        9.30  to 122.96       8.19   to 107.46
AXA Conservative Strategy (aq).........................            108.15                 100.81                     --
AXA Growth Strategy (aq)...............................            114.36                 102.40                     --
AXA Moderate Allocation (j)............................   9.72  to 141.78        8.91  to 128.99       7.68   to 110.24
AXA Moderate Growth Strategy (aq)......................            113.12                 102.03
AXA Moderate-Plus Allocation (j).......................   9.22  to 145.92        8.33  to 130.81       6.88   to 107.26
AXA Tactical Manager 400 (av)..........................            106.93                     --                     --
AXA Tactical Manager 500 (av)..........................            104.00                     --                     --
AXA Tactical Manager 2000 (av).........................            105.76                     --                     --
AXA Tactical Manager International (av)................            105.04                     --                     --
Dreyfus Stock Index Fund, Inc..........................   9.40  to  16.46        8.25  to  14.33       6.58   to  11.34
EQ/AllianceBernstein International (h) (j).............  11.12  to 112.82                  10.55                   8.28
EQ/AllianceBernstein Small Cap Growth (j) (o)..........  13.76  to 205.77       10.34  to 154.43       7.63   to 113.82
EQ/BlackRock Basic Value Equity (j) (v)................  14.01  to 258.94       12.52  to 230.61       9.64   to 177.01
EQ/BlackRock International Value (b) (j)...............             15.68                  14.75                  11.29
EQ/Boston Advisors Equity Income (w)...................  12.01  to 119.67       10.46  to 103.43       9.45   to  92.72
EQ/Calvert Socially Responsible (a)....................   7.82  to  90.37        6.99  to  80.31       5.36   to  61.36
EQ/Capital Guardian Growth (j) (x).....................             78.84                  69.81                  52.31
EQ/Capital Guardian Research (l) (y) (z)...............  11.54  to 136.67       10.02  to 118.02       7.66   to  89.78
EQ/Common Stock Index (j) (n)..........................             96.85                  83.59                  65.14
EQ/Core Bond Index (f) (j) (ab) (ac) (ar) (as).........  13.72  to 126.76       12.98  to 119.83      12.66   to 116.70
EQ/Equity 500 Index (j)................................            105.01                  91.81                  72.94
EQ/Equity Growth PLUS..................................  11.20  to 165.32        9.79  to 143.43       7.72   to 112.22
EQ/GAMCO Mergers & Acquisitions........................            135.51                 123.62                 105.99
EQ/GAMCO Small Company Value...........................  43.94  to  64.41       33.12  to  48.93      23.42   to  34.85
EQ/Global Bond PLUS (j)................................            127.62                 120.05                 117.74
EQ/Global Multi-Sector Equity (i) (j)..................  27.99  to 216.87       25.15  to 194.58      16.79   to 129.67
EQ/Intermediate Government Bond Index (ai) (at)........  13.07  to 115.59                 110.91                 113.49
EQ/International Core PLUS (j).........................            139.91                 128.10                  94.65
EQ/International Growth................................  15.29  to  21.43       13.30  to  18.78       9.69   to  13.79
EQ/JPMorgan Value Opportunities (j)....................            162.02                 144.25                 109.02
EQ/Large Cap Core PLUS (j).............................            105.47                  92.37                  73.01
EQ/Large Cap Growth Index (j)..........................             89.44                  77.13                  56.63
EQ/Large Cap Growth PLUS (j)...........................            189.68                 165.73                 122.89
EQ/Large Cap Value Index (j)...........................             63.43                  55.34                  46.45
EQ/Large Cap Value PLUS (j) (p) (u)....................   9.82  to 115.48        8.73  to 102.48       7.26   to  85.09
EQ/Lord Abbett Growth and Income (d) (j)...............  12.80  to 114.16       10.91  to  97.18       9.24   to  82.28
EQ/Lord Abbett Large Cap Core (j)......................            131.24                 115.16                  91.75
EQ/Mid Cap Index (e) (j) (aa)..........................  14.81  to 131.57       11.79  to 104.63       8.66   to  76.78
EQ/Mid Cap Value PLUS ( r) (ak) (al) (am)..............  13.76  to 198.04                 161.72                 119.04
EQ/Money Market (g)....................................  10.98  to  11.43       11.05  to  11.42      11.10   to  11.38
EQ/Montag & Caldwell Growth............................   9.33  to  10.06        8.68  to   9.29       6.74   to   7.16
EQ/Morgan Stanley Mid Cap Growth (j) (q) (ae)..........  13.41  to 182.78       10.15  to 138.16       6.47   to  87.96
EQ/PIMCO Ultra Short Bond (an) (ao)....................  13.41  to  13.77       13.35  to  13.62      12.40   to  12.60
EQ/Quality Bond PLUS ( j) (au).........................  17.69  to 161.43                 151.95                 143.26
EQ/Small Company Index (j) (ad)........................  18.11  to 178.81       14.41  to 142.12      11.44   to 112.68
EQ/T. Rowe Price Growth Stock (k)......................  13.33  to  22.40       11.45  to  19.39       8.03   to  13.70
EQ/UBS Growth & Income.................................   9.75  to 123.85        8.69  to 109.54       6.61   to  82.71
EQ/Van Kampen Comstock (j).............................            110.93                  96.28                  74.98
EQ/Wells Fargo Advantage Omega Growth (j)..............            128.76                 109.78                  78.25
Fidelity(R) VIP Asset Manager Portfolio................             14.45                  12.64                   9.79



                                                                  AT DECEMBER 31,
                                                        -----------------------------------
                                                                    UNIT VALUE
                                                                LOWEST TO HIGHEST
                                                        -----------------------------------
                                                              2007               2006
                                                        ----------------  -----------------
All Asset Allocation................................... $13.90 to $25.11  $13.30 to $24.20
American Century VP Mid Cap Value......................               --                --
AXA Aggressive Allocation (j)..........................  10.04 to 165.60            155.98
AXA Balanced Strategy (aq).............................               --                --
AXA Conservative Allocation(j).........................  10.38 to 125.29            118.42
AXA Conservative Growth Strategy (aq)..................               --                --
AXA Conservative-Plus Allocation (j)...................  10.24 to 133.37            126.43
AXA Conservative Strategy (aq).........................               --                --
AXA Growth Strategy (aq)...............................               --                --
AXA Moderate Allocation (j)............................  10.24 to 145.96            137.35
AXA Moderate Growth Strategy (aq)......................
AXA Moderate-Plus Allocation (j).......................  10.17 to 157.21            147.77
AXA Tactical Manager 400 (av)..........................               --                --
AXA Tactical Manager 500 (av)..........................               --                --
AXA Tactical Manager 2000 (av).........................               --                --
AXA Tactical Manager International (av)................               --                --
Dreyfus Stock Index Fund, Inc..........................  10.53 to  18.02   10.08 to  17.12
EQ/AllianceBernstein International (h) (j).............            16.75             14.96
EQ/AllianceBernstein Small Cap Growth (j) (o)..........  13.80 to 205.66            176.25
EQ/BlackRock Basic Value Equity (j) (v)................  15.25 to 279.01            275.76
EQ/BlackRock International Value (b) (j)...............            19.76             17.89
EQ/Boston Advisors Equity Income (w)...................  14.06 to 136.96   13.66 to 132.07
EQ/Calvert Socially Responsible (a)....................   9.84 to 112.02    8.82 to  99.90
EQ/Capital Guardian Growth (j) (x).....................            87.78             83.22
EQ/Capital Guardian Research (l) (y) (z)...............  12.75 to 148.80   11.60 to 146.37
EQ/Common Stock Index (j) (n)..........................           115.89            111.99
EQ/Core Bond Index (f) (j) (ab) (ac) (ar) (as).........  13.91 to 128.15   13.51 to 124.29
EQ/Equity 500 Index (j)................................           116.38            110.89
EQ/Equity Growth PLUS..................................  13.03 to 187.95   11.51 to 164.80
EQ/GAMCO Mergers & Acquisitions........................           123.00            118.92
EQ/GAMCO Small Company Value...........................  33.77 to  50.64   30.90 to  46.68
EQ/Global Bond PLUS (j)................................           110.57            101.15
EQ/Global Multi-Sector Equity (i) (j)..................  39.42 to 304.02   27.78 to 214.07
EQ/Intermediate Government Bond Index (ai) (at)........           149.27                --
EQ/International Core PLUS (j).........................           171.65            148.97
EQ/International Growth................................  16.23 to  23.27   13.97 to  20.17
EQ/JPMorgan Value Opportunities (j)....................           181.02            183.24
EQ/Large Cap Core PLUS (j).............................           116.64            112.28
EQ/Large Cap Growth Index (j)..........................            88.85             77.95
EQ/Large Cap Growth PLUS (j)...........................           198.96            172.08
EQ/Large Cap Value Index (j)...........................           107.28            114.04
EQ/Large Cap Value PLUS (j) (p) (u)....................  12.78 to 150.30            157.30
EQ/Lord Abbett Growth and Income (d) (j)...............  14.59 to 129.70   14.11 to 125.34
EQ/Lord Abbett Large Cap Core (j)......................           132.91            120.09
EQ/Mid Cap Index (e) (j) (aa)..........................  17.09 to 151.40   15.84 to 140.14
EQ/Mid Cap Value PLUS ( r) (ak) (al) (am)..............           196.96            200.16
EQ/Money Market (g)....................................  10.92 to  11.12   10.48 to  10.59
EQ/Montag & Caldwell Growth............................  10.12 to  10.67    8.44 to   8.83
EQ/Morgan Stanley Mid Cap Growth (j) (q) (ae)..........  12.29 to 166.98            136.41
EQ/PIMCO Ultra Short Bond (an) (ao)....................  12.97 to  13.13   11.68 to  11.78
EQ/Quality Bond PLUS ( j) (au).........................           153.30            146.64
EQ/Small Company Index (j) (ad)........................  17.38 to 171.06            174.25
EQ/T. Rowe Price Growth Stock (k)......................  13.89 to  23.88   12.96 to  22.44
EQ/UBS Growth & Income.................................  11.10 to 137.92   11.06 to 136.33
EQ/Van Kampen Comstock (j).............................           118.91            121.96
EQ/Wells Fargo Advantage Omega Growth (j)..............           108.08             97.08
Fidelity(R) VIP Asset Manager Portfolio................            13.74             11.89

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                               AT DECEMBER 31,
                                                           -------------------------------------------------------
                                                                                 UNIT VALUE
                                                                              LOWEST TO HIGHEST
                                                           -------------------------------------------------------
                                                                 2010                 2009             2008
                                                           -------------------- ---------------- -----------------
Fidelity(R) VIP Contrafund(R) Portfolio (s) (t)........... 14.37  to  16.42     12.36 to  14.01    9.18 to  10.32
Fidelity(R) VIP Growth & Income Portfolio.................            11.20                9.75              7.67
Fidelity(R) VIP Mid Cap Portfolio.........................           113.34                 --                --
Franklin Income Securities Fund (af) (ag) (ah)............ 10.74  to  16.75      9.53 to  14.92    7.03 to  11.04
Franklin Rising Dividends Securities...................... 14.95  to 108.47               12.43             10.63
Franklin Small Cap Value Securities (av)..................           106.81                 --                --
Franklin Strategic Income Securities Fund (av)............           105.24                 --                --
Goldman Sachs VIT Mid Cap Value Fund (av).................           108.47                 --                --
Invesco V.I. Financial Services Fund......................  6.54  to   6.65      5.95 to   6.02    4.68 to   4.73
Invesco V.I. Global Health Care Fund...................... 13.27  to  14.30     12.64 to  13.58    9.94 to  10.63
Invesco V.I. Global Real Estate Fund (av).................           111.53                 --                --
Invesco V.I. International Growth Fund (av)...............           110.41                 --                --
Invesco V.I. Mid Cap Core Equity Fund (av)................           105.14                 --                --
Invesco V.I. Small Cap Equity Fund (av)...................           109.49                 --                --
Invesco V.I. Technology Fund.............................. 11.13  to  14.75      9.21 to  12.16    5.87 to   7.73
Invesco Van Kampen Global Value Equity Fund............... 12.20  to  14.52     11.00 to  13.13    9.48 to  11.36
IVY Funds VIP Energy (av).................................           114.48                 --                --
IVY Funds VIP Mid Cap Growth (av).........................           115.78                 --                --
IVY Funds VIP Small Cap Growth (av).......................           113.53                 --                --
Janus Aspen Series Balanced Portfolio..................... 15.96  to  16.75     14.84 to  15.51   11.87 to  12.36
Janus Aspen Series Enterprise Portfolio...................  8.74  to  13.79      6.94 to  11.04    4.80 to   7.68
Janus Aspen Series Forty Portfolio........................ 10.51  to  11.27      9.92 to  10.56    6.83 to   7.21
Janus Aspen Series Overseas Portfolio..................... 25.20  to  32.85     20.11 to  26.37   11.20 to  14.78
Janus Aspen Series Perkins Mid Cap Value Portfolio........            17.70               15.34             11.54
Janus Aspen Series Worldwide Portfolio....................  6.77  to   8.83      5.89 to   7.63    4.31 to   5.54
Lazard Retirement Emerging Markets Equity Portfolio (av)             114.04                 --                --
MFS(R) International Value Portfolio (av).................           106.86                 --                --
MFS(R) Investors Growth Stock Series (av).................           105.80                 --                --
MFS(R) Investors Trust Series (av)........................           102.73                 --                --
MFS(R) Utilities Series................................... 26.62  to  29.93     23.48 to  26.30   17.68 to  19.74
Multimanager Aggressive Equity ( j) (ap) (aw).............            87.39               74.30             54.13
Multimanager Core Bond (j)................................           154.18              145.18            134.03
Multimanager International Equity (j).....................           193.73              181.13            139.42
Multimanager Large Cap Core Equity (j)....................           153.99              138.05            104.18
Multimanager Large Cap Value (j)..........................           168.15              148.60            120.96
Multimanager Mid Cap Growth (j)...........................           205.79              162.19            114.40
Multimanager Mid Cap Value (j)............................           172.21              137.87             95.50
Multimanager Multi-Sector Bond (c) ( j)................... 13.16  to 123.50     12.35 to 115.82   11.28 to 105.63
Multimanager Small Cap Growth (m)......................... 12.18  to  13.62      9.61 to  10.67    7.20 to   7.93
Multimanager Small Cap Value (j)..........................           202.76              162.86            128.82
Multimanager Technology (j)...............................           214.70              182.41            115.13
Mutual Shares Securities Fund (av)........................           103.00                 --                --
Oppenheimer Global Securities Fund/VA.....................            20.14               17.46             12.58
PIMCO Variable Insurance Trust CommodityRealReturn(R)
Strategy Portfolio (av)...................................           124.21                 --                --
PIMCO Variable Insurance Trust Global Bond Portfolio
(Unhedged)................................................            20.52               18.44             15.83
PIMCO Variable Insurance Trust Real Return Portfolio (av)            105.13                 --                --
PIMCO Variable Insurance Trust Total Return Portfolio (av)           104.64                 --                --
T. Rowe Price Equity Income (av)..........................           102.60                 --                --
Templeton Developing Markets Securities Fund (av).........           113.63                 --                --
Templeton Global Bond Securities Fund (av)................           105.16                 --                --
Templeton Growth Securities Fund (av).....................           104.38                 --                --
UIF Emerging Markets Debt Portfolio.......................            23.37               21.29             16.35
Van Eck VIP Emerging Markets Fund.........................            24.11               19.01              8.92
Van Eck VIP Global Bond Fund..............................            20.52               19.33             18.24
Van Eck VIP Global Hard Assets Fund.......................            52.47               40.60             25.77



                                                                       AT DECEMBER 31,
                                                           --------------------------------------
                                                                        UNIT VALUE
                                                                     LOWEST TO HIGHEST
                                                           --------------------------------------
                                                                2007                  2006
                                                           ---------------    -------------------
Fidelity(R) VIP Contrafund(R) Portfolio (s) (t)........... 16.12  to  17.96     13.82  to  15.27
Fidelity(R) VIP Growth & Income Portfolio.................            13.15                11.73
Fidelity(R) VIP Mid Cap Portfolio.........................              --                   --
Franklin Income Securities Fund (af) (ag) (ah)............  9.99  to  15.75                15.24
Franklin Rising Dividends Securities......................            14.64                15.09
Franklin Small Cap Value Securities (av)..................              --                   --
Franklin Strategic Income Securities Fund (av)............              --                   --
Goldman Sachs VIT Mid Cap Value Fund (av).................              --                   --
Invesco V.I. Financial Services Fund...................... 11.59  to  11.65     14.95  to  14.98
Invesco V.I. Global Health Care Fund...................... 13.97  to  14.90     12.53  to  13.32
Invesco V.I. Global Real Estate Fund (av).................              --                   --
Invesco V.I. International Growth Fund (av)...............              --                   --
Invesco V.I. Mid Cap Core Equity Fund (av)................              --                   --
Invesco V.I. Small Cap Equity Fund (av)...................              --                   --
Invesco V.I. Technology Fund.............................. 10.61  to  13.92      9.89  to  12.93
Invesco Van Kampen Global Value Equity Fund............... 15.84  to  19.05     14.86  to  17.92
IVY Funds VIP Energy (av).................................              --                   --
IVY Funds VIP Mid Cap Growth (av).........................              --                   --
IVY Funds VIP Small Cap Growth (av).......................              --                   --
Janus Aspen Series Balanced Portfolio..................... 14.22  to  14.74     12.96  to  13.38
Janus Aspen Series Enterprise Portfolio...................  8.52  to  13.75      6.98  to  11.35
Janus Aspen Series Forty Portfolio........................ 12.32  to  12.92      9.06  to   9.43
Janus Aspen Series Overseas Portfolio..................... 23.39  to  31.04     18.23  to  24.33
Janus Aspen Series Perkins Mid Cap Value Portfolio........            16.01                14.93
Janus Aspen Series Worldwide Portfolio....................  7.85  to  10.01      7.22  to   9.13
Lazard Retirement Emerging Markets Equity Portfolio (av)                --                   --
MFS(R) International Value Portfolio (av).................              --                   --
MFS(R) Investors Growth Stock Series (av).................              --                   --
MFS(R) Investors Trust Series (av)........................              --                   --
MFS(R) Utilities Series................................... 28.47  to  31.68     22.34  to  24.77
Multimanager Aggressive Equity ( j) (ap) (aw).............           101.51                91.14
Multimanager Core Bond (j)................................           130.81               123.10
Multimanager International Equity (j).....................           264.21               235.00
Multimanager Large Cap Core Equity (j)....................           172.31               164.10
Multimanager Large Cap Value (j)..........................           193.37               186.58
Multimanager Mid Cap Growth (j)...........................           202.77               181.19
Multimanager Mid Cap Value (j)............................           149.14               149.00
Multimanager Multi-Sector Bond (c) ( j)................... 14.76  to 138.09     14.32  to 133.89
Multimanager Small Cap Growth (m)......................... 12.53  to  13.70     12.18  to  13.21
Multimanager Small Cap Value (j)..........................           207.32               229.95
Multimanager Technology (j)...............................           217.54               184.01
Mutual Shares Securities Fund (av)........................              --                   --
Oppenheimer Global Securities Fund/VA.....................            21.15                20.01
PIMCO Variable Insurance Trust CommodityRealReturn(R)
Strategy Portfolio (av)...................................              --                   --
PIMCO Variable Insurance Trust Global Bond Portfolio
(Unhedged)................................................            16.02                14.65
PIMCO Variable Insurance Trust Real Return Portfolio (av)               --                   --
PIMCO Variable Insurance Trust Total Return Portfolio (av)              --                   --
T. Rowe Price Equity Income (av)..........................              --                   --
Templeton Developing Markets Securities Fund (av).........              --                   --
Templeton Global Bond Securities Fund (av)................              --                   --
Templeton Growth Securities Fund (av).....................              --                   --
UIF Emerging Markets Debt Portfolio.......................            19.23                18.05
Van Eck VIP Emerging Markets Fund.........................            25.32                18.40
Van Eck VIP Global Bond Fund..............................            17.60                16.04
Van Eck VIP Global Hard Assets Fund.......................            47.84                32.91

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                               AT DECEMBER 31,
                                                        --------------------------------------------------------------
                                                                                  NET ASSETS
                                                                                   (000'S)
                                                        --------------------------------------------------------------
                                                           2010         2009         2008         2007         2006
                                                        ----------   ----------   ----------   ----------   ----------
All Asset Allocation...................................  $70,737      $68,155      $60,021      $94,408      $98,759
American Century VP Mid Cap Value......................       25           --           --           --           --
AXA Aggressive Allocation (j)..........................   17,566       13,231        6,742        4,233          242
AXA Balanced Strategy (aq).............................    2,560          248           --           --           --
AXA Conservative Allocation(j).........................    2,497        2,091          846          135            1
AXA Conservative Growth Strategy (aq)..................      788           30           --           --           --
AXA Conservative-Plus Allocation (j)...................    5,286        3,638        1,566          633            7
AXA Conservative Strategy (aq).........................      539           58           --           --           --
AXA Growth Strategy (aq)...............................    2,591          301           --           --           --
AXA Moderate Allocation (j)............................   27,881       20,681        9,312        4,417          244
AXA Moderate Growth Strategy (aq)......................    7,436          646           --           --           --
AXA Moderate-Plus Allocation (j).......................   57,417       44,094       23,098       13,149          610
AXA Tactical Manager 400 (av)..........................       60           --           --           --           --
AXA Tactical Manager 500 (av)..........................       31           --           --           --           --
AXA Tactical Manager 2000 (av).........................       28           --           --           --           --
AXA Tactical Manager International (av)................       33           --           --           --           --
Dreyfus Stock Index Fund, Inc..........................   24,281       34,285       31,914       64,956       77,325
EQ/AllianceBernstein International (h) (j).............    3,107        2,977        3,517        3,947        6,526
EQ/AllianceBernstein Small Cap Growth (j) (o)..........    2,040        1,320          766          977            9
EQ/BlackRock Basic Value Equity (j) (v)................    3,293        1,998        1,127        1,188           14
EQ/BlackRock International Value (b) (j)...............    5,520        4,619        5,200       12,274       11,357
EQ/Boston Advisors Equity Income (w)...................   16,769       15,939       17,102       36,559       12,264
EQ/Calvert Socially Responsible (a)....................    1,385        1,403        1,113        2,111        1,869
EQ/Capital Guardian Growth (j) (x).....................      554          421          303        7,763           19
EQ/Capital Guardian Research (l) (y) (z)...............    3,936        3,779        2,766        5,194        2,098
EQ/Common Stock Index (j) (n)..........................    3,629        2,528        1,249        1,199           46
EQ/Core Bond Index (f) (j) (ab) (ac) (ar) (as).........   36,766       36,859        9,495       34,384       14,462
EQ/Equity 500 Index (j)................................    3,647        2,441        1,437          912           16
EQ/Equity Growth PLUS..................................   10,655        9,741        7,990       13,369       12,186
EQ/GAMCO Mergers & Acquisitions........................      608          316          220          178           20
EQ/GAMCO Small Company Value...........................   76,969       64,123       51,202       82,005       83,200
EQ/Global Bond PLUS (j)................................    1,046          752          493           96           10
EQ/Global Multi-Sector Equity (i) (j)..................    5,699        4,464        2,186        3,093        1,345
EQ/Intermediate Government Bond Index (ai) (at)........   16,654        8,368          239           71           --
EQ/International Core PLUS (j).........................      779          552          188          106            2
EQ/International Growth................................   17,185       17,016       13,652       24,711       21,606
EQ/JPMorgan Value Opportunities (j)....................      449          258          118           71            3
EQ/Large Cap Core PLUS (j).............................      315           53           31           14            1
EQ/Large Cap Growth Index (j)..........................      880          568          225          102            2
EQ/Large Cap Growth PLUS (j)...........................      586          397          219          127            6
EQ/Large Cap Value Index (j)...........................      330          199           86           76           10
EQ/Large Cap Value PLUS (j) (p) (u)....................    7,871        6,949        6,103       13,308           97
EQ/Lord Abbett Growth and Income (d) (j)...............    6,685        5,851        4,952        7,917        7,381
EQ/Lord Abbett Large Cap Core (j)......................      446          259           79           34            2
EQ/Mid Cap Index (e) (j) (aa)..........................    4,645        3,673        2,399        4,010        2,867
EQ/Mid Cap Value PLUS ( r) (ak) (al) (am)..............   13,903       12,238          319          313           32
EQ/Money Market (g)....................................   18,744       23,763       47,430       52,636       54,255
EQ/Montag & Caldwell Growth............................   49,095       49,539       39,026       62,655       55,109
EQ/Morgan Stanley Mid Cap Growth (j) (q) (ae)..........   11,000        8,519        6,039       12,622            1
EQ/PIMCO Ultra Short Bond (an) (ao)....................    6,081        6,077        4,947        4,140        7,933
EQ/Quality Bond PLUS ( j) (au).........................    9,613       10,401          404          124            4
EQ/Small Company Index (j) (ad)........................    7,530        5,965        3,109        6,166           33
EQ/T. Rowe Price Growth Stock (k)......................   38,615       36,231       29,281       51,422       52,829
EQ/UBS Growth & Income.................................   15,479       14,919       11,901       21,376       22,392
EQ/Van Kampen Comstock (j).............................      581          192           94           60            7
EQ/Wells Fargo Advantage Omega Growth (j)..............    1,041          252           51           26            0
Fidelity(R) VIP Asset Manager Portfolio................        6           99           42          206          152

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                                  AT DECEMBER 31,
                                                               -----------------------------------------------------
                                                                                    NET ASSETS
                                                                                      (000'S)
                                                               -----------------------------------------------------
                                                                 2010       2009       2008       2007        2006
                                                               --------   --------   --------   --------   ---------
Fidelity(R) VIP Contrafund(R) Portfolio (s) (t)...............  26,505     24,927     26,507     51,385     35,263
Fidelity(R) VIP Growth & Income Portfolio.....................     508        349        377      1,933      1,145
Fidelity(R) VIP Mid Cap Portfolio.............................      78         --         --         --         --
Franklin Income Securities Fund (af) (ag) (ah)................   7,296      6,792      6,099     10,844      1,391
Franklin Rising Dividends Securities..........................     737        512        439        580        611
Franklin Small Cap Value Securities (av)......................      26         --         --         --         --
Franklin Strategic Income Securities Fund (av)................      85         --         --         --         --
Goldman Sachs VIT Mid Cap Value Fund (av).....................      54         --         --         --         --
Invesco V.I. Financial Services Fund..........................     175        179        120        295        365
Invesco V.I. Global Health Care Fund..........................     654        648        506        810        725
Invesco V.I. Global Real Estate Fund (av).....................      80         --         --         --         --
Invesco V.I. International Growth Fund (av)...................      69         --         --         --         --
Invesco V.I. Mid Cap Core Equity Fund (av)....................      19         --         --         --         --
Invesco V.I. Small Cap Equity Fund (av).......................      12         --         --         --         --
Invesco V.I. Technology Fund..................................     277        181         75        200        175
Invesco Van Kampen Global Value Equity Fund...................     553        513      1,169      1,896      1,719
IVY Funds VIP Energy (av).....................................     106         --         --         --         --
IVY Funds VIP Mid Cap Growth (av).............................     141         --         --         --         --
IVY Funds VIP Small Cap Growth (av)...........................      37         --         --         --         --
Janus Aspen Series Balanced Portfolio.........................   8,807      8,782      7,110      9,151      8,588
Janus Aspen Series Enterprise Portfolio.......................  13,557     12,019      9,274     17,758     16,816
Janus Aspen Series Forty Portfolio............................  17,601     18,028     14,263     14,592     22,225
Janus Aspen Series Overseas Portfolio.........................   9,440      7,966      5,082     27,804     13,185
Janus Aspen Series Perkins Mid Cap Value Portfolio............   1,450      1,375      1,195      3,343      2,291
Janus Aspen Series Worldwide Portfolio........................  11,487     11,037      8,499     16,486     15,712
Lazard Retirement Emerging Markets Equity Portfolio (av)           354         --         --         --         --
MFS(R) International Value Portfolio (av).....................     168         --         --         --         --
MFS(R) Investors Growth Stock Series (av).....................       3         --         --         --         --
MFS(R) Investors Trust Series (av)............................       1         --         --         --         --
MFS(R) Utilities Series.......................................   1,506      1,521      1,236      2,422      1,913
Multimanager Aggressive Equity ( j) (ap) (aw).................   1,447        560         75         42          7
Multimanager Core Bond (j)....................................   8,603      7,901      9,961        200         22
Multimanager International Equity (j).........................   1,213        836        394        251          8
Multimanager Large Cap Core Equity (j)........................     238        101         50         43          4
Multimanager Large Cap Value (j)..............................   5,237      4,589      5,220        320         39
Multimanager Mid Cap Growth (j)...............................     426        264        136        102          5
Multimanager Mid Cap Value (j)................................   1,014        499        281        119         15
Multimanager Multi-Sector Bond (c) ( j).......................   2,308      1,970      1,723      1,932      1,455
Multimanager Small Cap Growth (m).............................  13,400     11,393      9,070     17,055     17,426
Multimanager Small Cap Value (j)..............................     492        293        116        102          4
Multimanager Technology (j)...................................   1,162        692        278        172          4
Mutual Shares Securities Fund (av)............................      58         --         --         --         --
Oppenheimer Global Securities Fund/VA.........................   2,022      1,776      1,287      2,085      1,882
PIMCO Variable Insurance Trust CommodityRealReturn(R)
Strategy Portfolio (av).......................................     111         --         --         --         --
PIMCO Variable Insurance Trust Global Bond Portfolio
(Unhedged)....................................................   3,590      3,188      2,964      2,801      2,495
PIMCO Variable Insurance Trust Real Return Portfolio (av)          266         --         --         --         --
PIMCO Variable Insurance Trust Total Return Portfolio (av)         953         --         --         --         --
T. Rowe Price Equity Income (av)..............................      16         --         --         --         --
Templeton Developing Markets Securities Fund (av).............     169         --         --         --         --
Templeton Global Bond Securities Fund (av)....................     420         --         --         --         --
Templeton Growth Securities Fund (av).........................      13         --         --         --         --
UIF Emerging Markets Debt Portfolio...........................     161        283        381        491        462
Van Eck VIP Emerging Markets Fund.............................   2,152      1,891      1,069      5,821      4,936
Van Eck VIP Global Bond Fund..................................     250        115        222        130        295
Van Eck VIP Global Hard Assets Fund...........................     667        481        296      1,238      1,437

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)

----------
(a) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006.
(b) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006.
(c) Multimanager Multi-Sector Bond was substituted for Lord Abbett Bond Debenture on November 3, 2006.
(d) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006.
(e)   EQ/Mid Cap Index was substituted for Old Mutual Mid-Cap on November 3,
      2006.
(f)   EQ/Core Bond Index was substituted for PIMCO Real Return on November 3,
      2006.
(g) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006.
(h) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006.
(i) EQ/Global Multi-Sector Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006.
(j)   Units were made available for sale on September 8, 2006.
(k) EQ/T. Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007.
(l) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(m) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(n) EQ/Common Stock Index was substituted for Dreyfus VIF Appreciation on August 17, 2007.
(o) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007.
(p) EQ/Large Cap Value PLUS was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007.
(q) EQ/Morgan Stanley Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007
(r) EQ/Mid Cap Value PLUS was substituted for UIF U.S. Real Estate on August 17, 2007.
(s) Fidelity VIP(R) Contrafund(R) was substituted for Fidelity VIP Growth on August 17, 2007.
(t) Fidelity VIP(R) Contrafund(R) was substituted for UIF Equity Growth on August 17, 2007.
(u) EQ/Large Cap Value PLUS was substituted for Old Mutual Select Value on November 16, 2007.
(v) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007.
(w) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007.
(x) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007.
(y) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007.
(z) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007.
(aa) EQ/Mid Cap Index was substituted for AIM V.I. MidCap Core Equity on November 16, 2007.
(ab) EQ/Core Bond Index was substituted for Janus Aspen Series Flexible Income on November 16, 2007.
(ac) EQ/Core Bond Index was substituted for UIF Core Plus Fixed Bond on November 16, 2007.
(ad) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007.
(ae) EQ/Morgan Stanley Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007.
(af) Franklin Income Securities Fund was substituted for Alger American Balanced on November 16, 2007.
(ag) Franklin Income Securities Fund was substituted for MFS Total Return on November 16, 2007.
(ah) Franklin Income Securities Fund was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007.
(ai)  Units were made available for sale on April 27, 2007.
(aj)  Units were made available for sale on August 17, 2007.
(ak) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009. (See Note 6)
(al) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009. (See Note 6)
(am) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009. (See Note 6)
(an) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009. (See Note 6)
(ao) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009. (See Note 6)
(ap) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009. (See Note 6)
(aq)  Units were made available for sale on September 18, 2009.
(ar) EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009. (See Note 6)
(as) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009. (See Note 6)
(at) EQ/Intermediate Government Bond Index replaced EQ/Government Securities due to a fund merger on September 25, 2009. (See Note 6)
(au) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009. (See Note 6)
(av)  Units were made available for sale on May 24, 2010.
(aw) Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010. (See Note 6)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                               AT DECEMBER 31,
                                                        --------------------------------------------------------------
                                                                                  INVESTMENT
                                                                                INCOME RATIO*
                                                        --------------------------------------------------------------
                                                           2010         2009         2008         2007         2006
                                                        ----------   ----------   ----------   ----------   ----------
All Asset Allocation................................... 1.43 %       2.05 %       2.19 %       3.54 %       2.80 %
American Century VP Mid Cap Value......................  2.68          --           --           --           --
AXA Aggressive Allocation (j)..........................  1.71         1.17         2.26         4.95         8.78
AXA Balanced Strategy (aq).............................  2.26         3.76          --           --           --
AXA Conservative Allocation(j).........................  2.52         3.00         8.59         8.06         1.19
AXA Conservative Growth Strategy (aq)..................  2.55         4.43          --           --           --
AXA Conservative-Plus Allocation (j)...................  2.31         2.56         4.92         7.25        17.16
AXA Conservative Strategy (aq).........................  2.91         5.07          --           --           --
AXA Growth Strategy (aq)...............................  1.98         2.55          --           --           --
AXA Moderate Allocation (j)............................  2.30         1.81         5.41         7.01        10.12
AXA Moderate Growth Strategy (aq)......................  1.94         2.68          --           --           --
AXA Moderate-Plus Allocation (j).......................  1.87         1.61         3.17         5.52         9.44
AXA Tactical Manager 400 (av)..........................   --           --           --           --           --
AXA Tactical Manager 500 (av)..........................  1.04          --           --           --           --
AXA Tactical Manager 2000 (av).........................  0.13          --           --           --           --
AXA Tactical Manager International (av)................  2.41          --           --           --           --
Dreyfus Stock Index Fund, Inc..........................  1.65         2.09         2.07         1.68         1.69
EQ/AllianceBernstein International (h) (j).............  2.38         2.46         3.09         1.19         1.32
EQ/AllianceBernstein Small Cap Growth (j) (o)..........  0.02         0.09         0.01          --           --
EQ/BlackRock Basic Value Equity (j) (v)................  1.54         2.97         2.07         4.69         4.29
EQ/BlackRock International Value (b) (j)...............  1.00         1.90         2.22         2.19         1.62
EQ/Boston Advisors Equity Income (w)...................  2.45         2.50         2.15         4.67         1.83
EQ/Calvert Socially Responsible (a)....................  0.05         0.49         0.44         0.45          --
EQ/Capital Guardian Growth (j) (x).....................  0.55         0.51         0.14          --          0.17
EQ/Capital Guardian Research (l) (y) (z)...............  1.03         1.51         1.11         2.53         0.83
EQ/Common Stock Index (j) (n)..........................  1.41         2.07         2.35         2.23         3.68
EQ/Core Bond Index (f) (j) (ab) (ac) (ar) (as).........  2.37         5.87         3.00        10.85         4.49
EQ/Equity 500 Index (j)................................  1.53         2.20         2.39         2.67         5.16
EQ/Equity Growth PLUS..................................  0.29         0.88         0.96         0.18         0.16
EQ/GAMCO Mergers & Acquisitions........................   --           --          0.57         1.06         8.41
EQ/GAMCO Small Company Value...........................  0.34         0.41         0.54         0.41         0.85
EQ/Global Bond PLUS (j)................................  2.95         0.82        23.25         4.33         0.20
EQ/Global Multi-Sector Equity (i) (j)..................  1.27         1.50         0.26          --          0.59
EQ/Intermediate Government Bond Index (ai) (at)........  1.84         4.32         4.97        12.26          --
EQ/International Core PLUS (j).........................  1.97         4.04         2.29          .75         2.89
EQ/International Growth................................  0.85         1.14         0.94         0.53         0.80
EQ/JPMorgan Value Opportunities (j)....................  1.64         1.81         3.19         3.02         7.22
EQ/Large Cap Core PLUS (j).............................  2.03         5.05         0.70         3.32         4.18
EQ/Large Cap Growth Index (j)..........................  1.09         2.62         0.25          --           --
EQ/Large Cap Growth PLUS (j)...........................  0.41         1.52         0.17          .89          --
EQ/Large Cap Value Index (j)...........................  1.77        11.22         2.14          --           --
EQ/Large Cap Value PLUS (j) (p) (u)....................  1.36         2.19         2.99        16.16         4.36
EQ/Lord Abbett Growth and Income (d) (j)...............  0.71         1.00         1.72         1.37         0.79
EQ/Lord Abbett Large Cap Core (j)......................  0.44         0.83         1.47         1.76         3.14
EQ/Mid Cap Index (e) (j) (aa)..........................  0.95         1.37         1.11          --          0.26
EQ/Mid Cap Value PLUS ( r) (ak) (al) (am)..............  1.25         1.25         1.67         1.82          .92
EQ/Money Market (g)....................................  0.07         0.22         2.35         4.84         4.61
EQ/Montag & Caldwell Growth............................  0.56         0.39         0.19         0.20         0.19
EQ/Morgan Stanley Mid Cap Growth (j) (q) (ae)..........  0.35          --           --          2.89         0.22
EQ/PIMCO Ultra Short Bond (an) (ao)....................  0.40         1.14         2.58         1.99         2.85
EQ/Quality Bond PLUS ( j) (au)......................... 10.24         8.56         6.30        10.47         1.30
EQ/Small Company Index (j) (ad)........................  1.24         1.53         0.88        10.09         2.35
EQ/T. Rowe Price Growth Stock (k)......................   --           --           --          0.07          --
EQ/UBS Growth & Income.................................  0.72         0.83         1.21         0.78         0.76
EQ/Van Kampen Comstock (j).............................  1.87         1.74         2.98         3.00         3.89
EQ/Wells Fargo Advantage Omega Growth (j)..............  0.01         0.26         0.84          --           --
Fidelity(R) VIP Asset Manager Portfolio................  0.25         2.62         0.77         6.13         3.00

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                                        AT DECEMBER 31,
                                                                   ---------------------------------------------------------
                                                                                          INVESTMENT
                                                                                         INCOME RATIO*
                                                                   ---------------------------------------------------------
                                                                      2010        2009        2008        2007        2006
                                                                   ---------   ---------   ---------   ---------   ---------
Fidelity(R) VIP Contrafund(R) Portfolio (s) (t)...................     1.00        1.18        0.93        1.02        1.22
Fidelity(R) VIP Growth & Income Portfolio.........................     0.87        1.04        0.54        2.19        0.92
Fidelity(R) VIP Mid Cap Portfolio.................................     0.34         --          --          --          --
Franklin Income Securities Fund (af) (ag) (ah)....................     6.69        8.57        5.48        1.79        3.58
Franklin Rising Dividends Securities..............................     1.55        1.44        1.81        2.29        1.11
Franklin Small Cap Value Securities (av)..........................     0.06         --          --          --          --
Franklin Strategic Income Securities Fund (av)....................     0.01         --          --          --          --
Goldman Sachs VIT Mid Cap Value Fund (av).........................     0.76         --          --          --          --
Invesco V.I. Financial Services Fund..............................     0.10        3.66        2.68        1.79        1.66
Invesco V.I. Global Health Care Fund..............................      --         0.36         --          --          --
Invesco V.I. Global Real Estate Fund (av).........................     6.86         --          --          --          --
Invesco V.I. Global International Growth Fund (av)................     1.46         --          --          --          --
Invesco V.I. Mid Cap Core Equity Fund (av)........................     0.34         --          --          --          --
Invesco V.I. Small Cap Equity Fund (av)...........................      --          --          --          --          --
Invesco V.I. Technology Fund......................................      --          --          --          --          --
Invesco Van Kampen Global Value Equity Fund.......................     1.92        4.56        2.72        2.06        1.54
IVY Funds VIP Energy (av).........................................      --          --          --          --          --
IVY Funds VIP Mid Cap Growth (av).................................      --          --          --          --          --
IVY Funds VIP Small Cap Growth (av)...............................      --          --          --          --          --
Janus Aspen Series Balanced Portfolio.............................     2.81        3.06        2.65        2.59        2.18
Janus Aspen Series Enterprise Portfolio...........................     0.07         --         0.25         .21         --
Janus Aspen Series Forty Portfolio................................     0.34        0.04        0.02         .34         .34
Janus Aspen Series Overseas Portfolio.............................     0.60        0.48        1.18         .54        1.98
Janus Aspen Series Perkins Mid Cap Value Portfolio................     0.49        0.33        0.32        1.52        1.00
Janus Aspen Series Worldwide Portfolio............................     0.61        1.44        0.49         .75        1.77
Lazard Retirement Emerging Markets Equity Portfolio (av)..........     3.04         --          --          --          --
MFS(R) International Value Portfolio (av).........................      --          --          --          --          --
MFS(R) Investors Growth Stock Series (av).........................      --          --          --          --          --
MFS(R) Investors Trust Series (av)................................      --          --          --          --          --
MFS(R) Utilities Series...........................................     3.16        4.81        1.48         .96        1.94
Multimanager Aggressive Equity ( j) (ap)(aw)......................     0.64        0.21        0.47         --          --
Multimanager Core Bond (j)........................................     3.01        3.66        5.25        3.84         .77
Multimanager International Equity (j).............................     3.38        1.91        2.49        1.36        1.22
Multimanager Large Cap Core Equity (j)............................     0.42        1.71        0.78         .82        1.01
Multimanager Large Cap Value (j)..................................     1.13        1.70        1.87        2.01        1.39
Multimanager Mid Cap Growth (j)...................................      --          --          --          --          --
Multimanager Mid Cap Value (j)....................................     1.00        3.24        0.80         --          --
Multimanager Multi-Sector Bond (c) ( j)...........................     2.81        4.82       10.67        8.69        7.15
Multimanager Small Cap Growth (m).................................      --          --          --          --          --
Multimanager Small Cap Value (j)..................................     0.17        1.20        0.33         .57         .73
Multimanager Technology (j).......................................      --          --          --          --          --
Mutual Shares Securities Fund (av)................................     0.44         --          --          --          --
Oppenheimer Global Securities Fund/VA.............................     1.20        1.92        1.27        1.12         .80
PIMCO Variable Insurance Trust CommodityRealReturn(R)
Strategy Portfolio (av)...........................................    11.32         --          --          --          --
PIMCO Variable Insurance Trust Global Bond Portfolio
(Unhedged)........................................................     4.56        2.89        3.37        2.98        3.33
PIMCO Variable Insurance Trust Real Return Portfolio (av).........     2.88         --          --          --          --
PIMCO Variable Insurance Trust Total Return Portfolio (av)........     5.85         --          --          --          --
T. Rowe Price Equity Income (av)..................................     1.64         --          --          --          --
Templeton Developing Markets Securities Fund (av).................     0.02         --          --          --          --
Templeton Global Bond Securities Fund (av)........................     0.01         --          --          --          --
Templeton Growth Securities Fund (av).............................      --          --          --          --          --
UIF Emerging Markets Debt Portfolio...............................     3.63        6.96        7.11        7.35        9.5
Van Eck VIP Emerging Markets Fund.................................     0.60        0.15         --          .45         .58
Van Eck VIP Global Bond Fund......................................     3.14        4.11        2.94        6.24        8.12
Van Eck VIP Global Hard Assets Fund...............................     0.41        0.28        0.30         .11         .06

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                        AT DECEMBER 31,
                                                        ------------------------------------------------
                                                                        EXPENSE RATIO**
                                                                       LOWEST TO HIGHEST
                                                        ------------------------------------------------
                                                            2010            2009             2008
                                                        -------------- ---------------  ----------------
All Asset Allocation................................... 0.00  to 0.75%  0.00  to 0.75%   0.00  to 0.75%
American Century VP Mid Cap Value......................          0.00              --               --
AXA Aggressive Allocation (j).......................... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
AXA Balanced Strategy (aq).............................          0.00            0.00               --
AXA Conservative Allocation(j)......................... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
AXA Conservative Growth Strategy (aq)..................          0.00            0.00               --
AXA Conservative-Plus Allocation (j)................... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
AXA Conservative Strategy (aq).........................          0.00            0.00               --
AXA Growth Strategy (aq)...............................          0.00            0.00               --
AXA Moderate Allocation (j)............................ 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
AXA Moderate Growth Strategy (aq)......................          0.00            0.00
AXA Moderate-Plus Allocation (j)....................... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
AXA Tactical Manager 400 (av)..........................          0.00              --               --
AXA Tactical Manager 500 (av)..........................          0.00              --               --
AXA Tactical Manager 2000 (av).........................          0.00              --               --
AXA Tactical Manager International (av)................          0.00              --               --
Dreyfus Stock Index Fund, Inc.......................... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/AllianceBernstein International (h) (j).............          0.00            0.00             0.00
EQ/AllianceBernstein Small Cap Growth (j) (o).......... 0.00  to 0.35   0.00  to 0.35    0.00  to 0.35
EQ/BlackRock Basic Value Equity (j) (v)................ 0.00  to 0.35   0.00  to 0.35    0.00  to 0.35
EQ/BlackRock International Value (b) (j)...............          0.00            0.00             0.00
EQ/Boston Advisors Equity Income (w)................... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/Calvert Socially Responsible (a).................... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/Capital Guardian Growth (j) (x).....................          0.00            0.00             0.00
EQ/Capital Guardian Research (l) (y) (z)............... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/Common Stock Index (j) (n)..........................          0.00            0.00             0.00
EQ/Core Bond Index (f) (j) (ab) (ac) (ar) (as)......... 0.00  to 0.35   0.00  to 0.35    0.00  to 0.35
EQ/Equity 500 Index (j)................................          0.00            0.00             0.00
EQ/Equity Growth PLUS.................................. 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/GAMCO Mergers & Acquisitions........................          0.00            0.00             0.00
EQ/GAMCO Small Company Value........................... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/Global Bond PLUS (j)................................          0.00            0.00             0.00
EQ/Global Multi-Sector Equity (i) (j).................. 0.00  to 0.35   0.00  to 0.35    0.00  to 0.35
EQ/Intermediate Government Bond Index (ai) (at)........ 0.00  to 0.75            0.00             0.00
EQ/International Core PLUS (j).........................          0.00            0.00             0.00
EQ/International Growth................................ 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/JPMorgan Value Opportunities (j)....................          0.00            0.00             0.00
EQ/Large Cap Core PLUS (j).............................          0.00            0.00             0.00
EQ/Large Cap Growth Index (j)..........................          0.00            0.00             0.00
EQ/Large Cap Growth PLUS (j)...........................          0.00            0.00             0.00
EQ/Large Cap Value Index (j)...........................          0.00            0.00             0.00
EQ/Large Cap Value PLUS (j) (p) (u).................... 0.00  to 0.35   0.00  to 0.35    0.00  to 0.35
EQ/Lord Abbett Growth and Income (d) (j)............... 0.00  to 0.35   0.00  to 0.35    0.00  to 0.35
EQ/Lord Abbett Large Cap Core (j)......................          0.00            0.00             0.00
EQ/Mid Cap Index (e) (j) (aa).......................... 0.00  to 0.35   0.00  to 0.35    0.00  to 0.35
EQ/Mid Cap Value PLUS ( r) (ak) (al) (am)..............          0.00   0.00  to 0.35             0.00
EQ/Money Market (g).................................... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/Montag & Caldwell Growth............................ 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/Morgan Stanley Mid Cap Growth (j) (q) (ae).......... 0.00  to 0.35   0.00  to 0.35    0.00  to 0.35
EQ/PIMCO Ultra Short Bond (an) (ao).................... 0.00  to 0.35   0.00  to 0.35    0.00  to 0.35
EQ/Quality Bond PLUS ( j) (au)......................... 0.00  to 0.75            0.00             0.00
EQ/Small Company Index (j) (ad)........................ 0.00  to 0.35   0.00  to 0.35    0.00  to 0.35
EQ/T. Rowe Price Growth Stock (k)...................... 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/UBS Growth & Income................................. 0.00  to 0.75   0.00  to 0.75    0.00  to 0.75
EQ/Van Kampen Comstock (j).............................          0.00            0.00             0.00
EQ/Wells Fargo Advantage Omega Growth (j)..............          0.00            0.00             0.00
Fidelity(R) VIP Asset Manager Portfolio................          0.00            0.00             0.00



                                                                AT DECEMBER 31,
                                                        --------------------------------
                                                                EXPENSE RATIO**
                                                               LOWEST TO HIGHEST
                                                        --------------------------------
                                                             2007            2006
                                                        --------------- ----------------
All Asset Allocation...................................  0.00  to 0.75%  0.00  to 0.75%
American Century VP Mid Cap Value......................             --              --
AXA Aggressive Allocation (j)..........................  0.00  to 0.75              --
AXA Balanced Strategy (aq).............................             --              --
AXA Conservative Allocation(j).........................  0.00  to 0.75              --
AXA Conservative Growth Strategy (aq)..................             --              --
AXA Conservative-Plus Allocation (j)...................  0.00  to 0.75              --
AXA Conservative Strategy (aq).........................             --              --
AXA Growth Strategy (aq)...............................             --              --
AXA Moderate Allocation (j)............................  0.00  to 0.75              --
AXA Moderate Growth Strategy (aq)......................                             --
AXA Moderate-Plus Allocation (j).......................  0.00  to 0.75              --
AXA Tactical Manager 400 (av)..........................             --              --
AXA Tactical Manager 500 (av)..........................             --              --
AXA Tactical Manager 2000 (av).........................             --              --
AXA Tactical Manager International (av)................             --              --
Dreyfus Stock Index Fund, Inc..........................  0.00  to 0.75   0.00  to 0.75
EQ/AllianceBernstein International (h) (j).............           0.00              --
EQ/AllianceBernstein Small Cap Growth (j) (o)..........  0.00  to 0.35              --
EQ/BlackRock Basic Value Equity (j) (v)................  0.00  to 0.35              --
EQ/BlackRock International Value (b) (j)...............           0.00              --
EQ/Boston Advisors Equity Income (w)...................  0.00  to 0.75   0.00  to 0.75
EQ/Calvert Socially Responsible (a)....................  0.00  to 0.75   0.00  to 0.75
EQ/Capital Guardian Growth (j) (x).....................           0.00              --
EQ/Capital Guardian Research (l) (y) (z)...............  0.00  to 0.75   0.00  to 0.60
EQ/Common Stock Index (j) (n)..........................           0.00              --
EQ/Core Bond Index (f) (j) (ab) (ac) (ar) (as).........  0.00  to 0.35   0.00  to 0.35
EQ/Equity 500 Index (j)................................           0.00              --
EQ/Equity Growth PLUS..................................  0.00  to 0.75   0.00  to 0.75
EQ/GAMCO Mergers & Acquisitions........................           0.00              --
EQ/GAMCO Small Company Value...........................  0.00  to 0.75   0.00  to 0.75
EQ/Global Bond PLUS (j)................................           0.00              --
EQ/Global Multi-Sector Equity (i) (j)..................  0.00  to 0.35   0.00  to 0.35
EQ/Intermediate Government Bond Index (ai) (at)........           0.00              --
EQ/International Core PLUS (j).........................           0.00              --
EQ/International Growth................................  0.00  to 0.75   0.00  to 0.75
EQ/JPMorgan Value Opportunities (j)....................           0.00              --
EQ/Large Cap Core PLUS (j).............................           0.00              --
EQ/Large Cap Growth Index (j)..........................           0.00              --
EQ/Large Cap Growth PLUS (j)...........................           0.00              --
EQ/Large Cap Value Index (j)...........................           0.00              --
EQ/Large Cap Value PLUS (j) (p) (u)....................  0.00  to 0.35              --
EQ/Lord Abbett Growth and Income (d) (j)...............  0.00  to 0.35   0.00  to 0.35
EQ/Lord Abbett Large Cap Core (j)......................           0.00              --
EQ/Mid Cap Index (e) (j) (aa)..........................  0.00  to 0.35   0.00  to 0.35
EQ/Mid Cap Value PLUS ( r) (ak) (al) (am)..............           0.00              --
EQ/Money Market (g)....................................  0.00  to 0.75   0.00  to 0.75
EQ/Montag & Caldwell Growth............................  0.00  to 0.75   0.00  to 0.75
EQ/Morgan Stanley Mid Cap Growth (j) (q) (ae)..........  0.00  to 0.35              --
EQ/PIMCO Ultra Short Bond (an) (ao)....................  0.00  to 0.35   0.00  to 0.35
EQ/Quality Bond PLUS ( j) (au).........................           0.00              --
EQ/Small Company Index (j) (ad)........................  0.00  to 0.35              --
EQ/T. Rowe Price Growth Stock (k)......................  0.00  to 0.75   0.00  to 0.75
EQ/UBS Growth & Income.................................  0.00  to 0.75   0.00  to 0.75
EQ/Van Kampen Comstock (j).............................           0.00              --
EQ/Wells Fargo Advantage Omega Growth (j)..............           0.00              --
Fidelity(R) VIP Asset Manager Portfolio................           0.00              --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                                   AT DECEMBER 31,
                                                                   ----------------------------------------------
                                                                                   EXPENSE RATIO**
                                                                                  LOWEST TO HIGHEST
                                                                   ----------------------------------------------
                                                                        2010           2009             2008
                                                                   -------------- --------------- ---------------
Fidelity(R) VIP Contrafund(R) Portfolio (s) (t)................... 0.00  to 0.75   0.00  to 0.75   0.00  to 0.75
Fidelity(R) VIP Growth & Income Portfolio.........................          0.00            0.00            0.00
Fidelity(R) VIP Mid Cap Portfolio.................................          0.00             --              --
Franklin Income Securities Fund (af) (ag) (ah).................... 0.00  to 0.35   0.00  to 0.35   0.00  to 0.35
Franklin Rising Dividends Securities.............................. 0.00  to 0.35            0.35            0.35
Franklin Small Cap Value Securities (av)..........................          0.00             --              --
Franklin Strategic Income Securities Fund (av)....................          0.00             --              --
Goldman Sachs VIT Mid Cap Value Fund (av).........................          0.00             --              --
Invesco V.I. Financial Services Fund.............................. 0.00  to 0.35   0.00  to 0.35   0.00  to 0.35
Invesco V.I. Global Health Care Fund.............................. 0.00  to 0.35   0.00  to 0.35   0.00  to 0.35
Invesco V.I. Global Real Estate Fund (av).........................          0.00             --              --
Invesco V.I. International Growth Fund (av).......................          0.00             --              --
Invesco V.I. Mid Cap Core Equity Fund (av)........................          0.00             --              --
Invesco V.I. Small Cap Equity Fund (av)...........................          0.00             --              --
Invesco V.I. Technology Fund...................................... 0.00  to 0.35   0.00  to 0.35   0.00  to 0.35
Invesco Van Kampen Global Value Equity Fund....................... 0.00  to 0.35   0.00  to 0.35   0.00  to 0.35
IVY Funds VIP Energy (av).........................................          0.00             --              --
IVY Funds VIP Mid Cap Growth (av).................................          0.00             --              --
IVY Funds VIP Small Cap Growth (av)...............................          0.00             --              --
Janus Aspen Series Balanced Portfolio............................. 0.35  to 0.75   0.35  to 0.75   0.35  to 0.75
Janus Aspen Series Enterprise Portfolio........................... 0.00  to 0.75   0.00  to 0.75   0.00  to 0.75
Janus Aspen Series Forty Portfolio................................ 0.00  to 0.75   0.00  to 0.75   0.00  to 0.75
Janus Aspen Series Overseas Portfolio............................. 0.00  to 0.35   0.00  to 0.35   0.00  to 0.35
Janus Aspen Series Perkins Mid Cap Value Portfolio................          0.00            0.00            0.00
Janus Aspen Series Worldwide Portfolio............................ 0.00  to 0.75   0.00  to 0.75   0.00  to 0.75
Lazard Retirement Emerging Markets Equity Portfolio (av)..........          0.00             --              --
MFS(R) International Value Portfolio (av).........................          0.00             --              --
MFS(R) Investors Growth Stock Series (av).........................          0.00             --              --
MFS(R) Investors Trust Series (av)................................          0.00             --              --
MFS(R) Utilities Series........................................... 0.00  to 0.35   0.00  to 0.35   0.00  to 0.35
Multimanager Aggressive Equity ( j) (ap)(aw)......................          0.00            0.00            0.00
Multimanager Core Bond (j)........................................          0.00            0.00            0.00
Multimanager International Equity (j).............................          0.00            0.00            0.00
Multimanager Large Cap Core Equity (j)............................          0.00            0.00            0.00
Multimanager Large Cap Value (j)..................................          0.00            0.00            0.00
Multimanager Mid Cap Growth (j)...................................          0.00            0.00            0.00
Multimanager Mid Cap Value (j)....................................          0.00            0.00            0.00
Multimanager Multi-Sector Bond (c) ( j)........................... 0.00  to 0.35   0.00  to 0.35   0.00  to 0.35
Multimanager Small Cap Growth (m)................................. 0.00  to 0.75   0.00  to 0.75   0.00  to 0.75
Multimanager Small Cap Value (j)..................................          0.00            0.00            0.00
Multimanager Technology (j).......................................          0.00            0.00            0.00
Mutual Shares Securities Fund (av)................................          0.00             --              --
Oppenheimer Global Securities Fund/VA.............................          0.35            0.35            0.35
PIMCO Variable Insurance Trust CommodityRealReturn(R)
Strategy Portfolio (av)...........................................          0.00             --              --
PIMCO Variable Insurance Trust Global Bond Portfolio
(Unhedged)........................................................          0.35            0.35            0.35
PIMCO Variable Insurance Trust Real Return Portfolio (av).........          0.00             --              --
PIMCO Variable Insurance Trust Total Return Portfolio (av)........          0.00             --              --
T. Rowe Price Equity Income (av)..................................          0.00             --              --
Templeton Developing Markets Securities Fund (av).................          0.00             --              --
Templeton Global Bond Securities Fund (av)........................          0.00             --              --
Templeton Growth Securities Fund (av).............................          0.00             --              --
UIF Emerging Markets Debt Portfolio...............................          0.00            0.00            0.00
Van Eck VIP Emerging Markets Fund.................................          0.00            0.00            0.00
Van Eck VIP Global Bond Fund......................................          0.00            0.00            0.00
Van Eck VIP Global Hard Assets Fund...............................          0.00            0.00            0.00



                                                                          AT DECEMBER 31,
                                                                   ------------------------------
                                                                          EXPENSE RATIO**
                                                                         LOWEST TO HIGHEST
                                                                   ------------------------------
                                                                        2007           2006
                                                                   -------------- ---------------
Fidelity(R) VIP Contrafund(R) Portfolio (s) (t)................... 0.00  to 0.75   0.00  to 0.75
Fidelity(R) VIP Growth & Income Portfolio.........................          0.00             --
Fidelity(R) VIP Mid Cap Portfolio.................................           --              --
Franklin Income Securities Fund (af) (ag) (ah).................... 0.00  to 0.35            0.35
Franklin Rising Dividends Securities..............................          0.35            0.35
Franklin Small Cap Value Securities (av)..........................           --              --
Franklin Strategic Income Securities Fund (av)....................           --              --
Goldman Sachs VIT Mid Cap Value Fund (av).........................           --              --
Invesco V.I. Financial Services Fund.............................. 0.00  to 0.35   0.00  to 0.35
Invesco V.I. Global Health Care Fund.............................. 0.00  to 0.35   0.00  to 0.35
Invesco V.I. Global Real Estate Fund (av).........................           --              --
Invesco V.I. International Growth Fund (av).......................           --              --
Invesco V.I. Mid Cap Core Equity Fund (av)........................           --              --
Invesco V.I. Small Cap Equity Fund (av)...........................           --              --
Invesco V.I. Technology Fund...................................... 0.00  to 0.35   0.00  to 0.35
Invesco Van Kampen Global Value Equity Fund....................... 0.00  to 0.35   0.00  to 0.35
IVY Funds VIP Energy (av).........................................           --              --
IVY Funds VIP Mid Cap Growth (av).................................           --              --
IVY Funds VIP Small Cap Growth (av)...............................           --              --
Janus Aspen Series Balanced Portfolio............................. 0.35  to 0.75   0.35  to 0.75
Janus Aspen Series Enterprise Portfolio........................... 0.00  to 0.75   0.00  to 0.75
Janus Aspen Series Forty Portfolio................................ 0.00  to 0.75   0.00  to 0.35
Janus Aspen Series Overseas Portfolio............................. 0.00  to 0.35   0.00  to 0.75
Janus Aspen Series Perkins Mid Cap Value Portfolio................          0.00             --
Janus Aspen Series Worldwide Portfolio............................ 0.00  to 0.75   0.00  to 0.75
Lazard Retirement Emerging Markets Equity Portfolio (av)..........           --              --
MFS(R) International Value Portfolio (av).........................           --              --
MFS(R) Investors Growth Stock Series (av).........................           --              --
MFS(R) Investors Trust Series (av)................................           --              --
MFS(R) Utilities Series........................................... 0.00  to 0.35   0.00  to 0.35
Multimanager Aggressive Equity ( j) (ap)(aw)......................          0.00             --
Multimanager Core Bond (j)........................................          0.00             --
Multimanager International Equity (j).............................          0.00             --
Multimanager Large Cap Core Equity (j)............................          0.00             --
Multimanager Large Cap Value (j)..................................          0.00             --
Multimanager Mid Cap Growth (j)...................................          0.00             --
Multimanager Mid Cap Value (j)....................................          0.00             --
Multimanager Multi-Sector Bond (c) ( j)........................... 0.00  to 0.35   0.00  to 0.35
Multimanager Small Cap Growth (m)................................. 0.00  to 0.75   0.00  to 0.75
Multimanager Small Cap Value (j)..................................          0.00             --
Multimanager Technology (j).......................................          0.00             --
Mutual Shares Securities Fund (av)................................           --              --
Oppenheimer Global Securities Fund/VA.............................          0.35            0.35
PIMCO Variable Insurance Trust CommodityRealReturn(R)
Strategy Portfolio (av)...........................................           --              --
PIMCO Variable Insurance Trust Global Bond Portfolio
(Unhedged)........................................................          0.35            0.35
PIMCO Variable Insurance Trust Real Return Portfolio (av).........           --              --
PIMCO Variable Insurance Trust Total Return Portfolio (av)........           --              --
T. Rowe Price Equity Income (av)..................................           --              --
Templeton Developing Markets Securities Fund (av).................           --              --
Templeton Global Bond Securities Fund (av)........................           --              --
Templeton Growth Securities Fund (av).............................           --              --
UIF Emerging Markets Debt Portfolio...............................          0.00             --
Van Eck VIP Emerging Markets Fund.................................          0.00             --
Van Eck VIP Global Bond Fund......................................          0.00             --
Van Eck VIP Global Hard Assets Fund...............................          0.00             --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                               AT DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                                               TOTAL RETURN***
                                                                              LOWEST TO HIGHEST
                                                        ---------------------------------------------------------------
                                                              2010                 2009                   2008
                                                        ------------------  -------------------  ----------------------
All Asset Allocation................................... 14.09%  to 15.00%    25.19%  to 26.03%    (30.90)%  to (30.36)%
American Century VP Mid Cap Value......................            18.21                   --                      --
AXA Aggressive Allocation (j).......................... 12.14   to 13.08     26.40   to 27.28     (39.64)   to (39.19)
AXA Balanced Strategy (aq).............................            10.06                 1.85                      --
AXA Conservative Allocation(j).........................  6.51   to  7.27      9.06   to  9.83     (11.75)   to (11.01)
AXA Conservative Growth Strategy (aq)..................             9.15                 1.63                      --
AXA Conservative-Plus Allocation (j)...................  8.28   to  9.07     13.55   to 14.42     (20.02)   to (19.43)
AXA Conservative Strategy (aq).........................             7.28                 1.00                      --
AXA Growth Strategy (aq)...............................            11.68                 2.45                      --
AXA Moderate Allocation (j)............................  9.09   to  9.92     16.02   to 17.01     (25.00)   to (24.47)
AXA Moderate Growth Strategy (aq)......................            10.87                 2.11                      --
AXA Moderate-Plus Allocation (j)....................... 10.68   to 11.55     21.08   to 21.96     (32.35)   to (31.77)
AXA Tactical Manager 400 (av)..........................            21.46                   --                      --
AXA Tactical Manager 500 (av)..........................            17.17                   --                      --
AXA Tactical Manager 2000 (av).........................            21.27                   --                      --
AXA Tactical Manager International (av)................            22.34                   --                      --
Dreyfus Stock Index Fund, Inc.......................... 13.94   to 14.86     25.38   to 26.37     (37.51)   to (37.07)
EQ/AllianceBernstein International (h) (j).............  5.21   to  5.40                27.42                  (50.57)
EQ/AllianceBernstein Small Cap Growth (j) (o).......... 33.08   to 33.24     35.52   to 35.68     (44.71)   to (44.66)
EQ/BlackRock Basic Value Equity (j) (v)................ 11.90   to 12.28     29.88   to 30.28     (36.79)   to (36.56)
EQ/BlackRock International Value (b) (j)...............             6.31                30.65                  (42.86)
EQ/Boston Advisors Equity Income (w)................... 14.82   to 15.70     10.69   to 11.55     (32.79)   to (32.30)
EQ/Calvert Socially Responsible (a).................... 11.87   to 12.53     30.41   to 30.88     (45.53)   to (45.22)
EQ/Capital Guardian Growth (j) (x).....................            12.94                33.45                  (40.41)
EQ/Capital Guardian Research (l) (y) (z)............... 15.17   to 15.80     30.81   to 31.45     (39.92)   to (39.66)
EQ/Common Stock Index (j) (n)..........................            15.86                28.32                  (43.79)
EQ/Core Bond Index (f) (j) (ab) (ac) (ar) (as).........  5.70   to  5.78      2.53   to  2.68     ( 8.99)   to ( 8.93)
EQ/Equity 500 Index (j)................................            14.38                25.87                  (37.33)
EQ/Equity Growth PLUS.................................. 14.40   to 15.26     26.81   to 27.81     (40.75)   to (40.29)
EQ/GAMCO Mergers & Acquisitions........................             9.62                16.63                  (13.83)
EQ/GAMCO Small Company Value........................... 31.64   to 32.67     40.40   to 41.42     (31.18)   to (30.65)
EQ/Global Bond PLUS (j)................................             6.31                 1.96                    6.48
EQ/Global Multi-Sector Equity (i) (j).................. 11.29   to 11.46     49.79   to 50.06     (57.41)   to (57.35)
EQ/Intermediate Government Bond Index (ai) (at)........  4.06   to  4.22                (2.27)                   3.12
EQ/International Core PLUS (j).........................             9.22                35.34                  (44.86)
EQ/International Growth................................ 14.11   to 14.96     36.19   to 37.25     (40.74)   to (40.30)
EQ/JPMorgan Value Opportunities (j)....................            12.32                32.32                  (39.77)
EQ/Large Cap Core PLUS (j).............................            14.18                26.52                  (37.41)
EQ/Large Cap Growth Index (j)..........................            15.96                36.20                  (36.26)
EQ/Large Cap Growth PLUS (j)...........................            14.45                34.86                  (38.23)
EQ/Large Cap Value Index (j)...........................            14.62                19.14                  (56.70)
EQ/Large Cap Value PLUS (j) (p) (u).................... 12.49   to 12.69     20.25   to 20.44     (43.39)   to (43.19)
EQ/Lord Abbett Growth and Income (d) (j)............... 17.32   to 17.47     18.07   to 18.11     (36.67)   to (36.56)
EQ/Lord Abbett Large Cap Core (j)......................            13.96                25.51                  (30.97)
EQ/Mid Cap Index (e) (j) (aa).......................... 25.61   to 25.75     36.14   to 36.27     (49.33)   to (49.29)
EQ/Mid Cap Value PLUS ( r) (ak) (al) (am).............. 22.09   to 22.46                35.85                  (39.56)
EQ/Money Market (g).................................... (0.63)  to  0.09     (0.45)  to  0.35       1.65    to   2.34
EQ/Montag & Caldwell Growth............................  7.49   to  8.29     28.78   to 29.75     (33.40)   to (32.90)
EQ/Morgan Stanley Mid Cap Growth (j) (q) (ae).......... 32.12   to 32.30     56.88   to 57.07     (47.36)   to (47.32)
EQ/PIMCO Ultra Short Bond (an) (ao)....................  0.45   to  1.10      7.66   to  8.10     ( 4.39)   to ( 4.04)
EQ/Quality Bond PLUS ( j) (au).........................  5.86   to  6.24                 6.07                  ( 6.55)
EQ/Small Company Index (j) (ad)........................ 25.68   to 25.82     25.96   to 26.13     (34.18)   to (34.13)
EQ/T. Rowe Price Growth Stock (k)...................... 15.52   to 16.42     41.53   to 42.59     (42.63)   to (42.19)
EQ/UBS Growth & Income................................. 12.20   to 13.06     31.47   to 32.44     (40.45)   to (40.03)
EQ/Van Kampen Comstock (j).............................            15.22                28.41                  (36.94)



                                                                   AT DECEMBER 31,
                                                        ---------------------------------------
                                                                   TOTAL RETURN***
                                                                  LOWEST TO HIGHEST
                                                        ---------------------------------------
                                                               2007                2006
                                                        ------------------- -------------------
All Asset Allocation...................................   3.77%  to  4.52%    9.35%  to 10.19%
American Century VP Mid Cap Value......................                --                  --
AXA Aggressive Allocation (j)..........................  (2.31)  to  6.17               11.05
AXA Balanced Strategy (aq).............................                --                  --
AXA Conservative Allocation(j).........................   3.25   to  5.80                3.91
AXA Conservative Growth Strategy (aq)..................                --                  --
AXA Conservative-Plus Allocation (j)...................   1.31   to  5.49                5.83
AXA Conservative Strategy (aq).........................                --                  --
AXA Growth Strategy (aq)...............................                --                  --
AXA Moderate Allocation (j)............................   0.88   to  6.27                7.08
AXA Moderate Growth Strategy (aq)......................                --                  --
AXA Moderate-Plus Allocation (j).......................  (0.53)  to  6.39                8.97
AXA Tactical Manager 400 (av)..........................                --                  --
AXA Tactical Manager 500 (av)..........................                --                  --
AXA Tactical Manager 2000 (av).........................                --                  --
AXA Tactical Manager International (av)................                --                  --
Dreyfus Stock Index Fund, Inc..........................   4.45   to  5.26     14.68  to 15.52
EQ/AllianceBernstein International (h) (j).............             11.99                5.72
EQ/AllianceBernstein Small Cap Growth (j) (o)..........   5.57   to 16.69               11.71
EQ/BlackRock Basic Value Equity (j) (v)................   0.23   to  1.18               11.58
EQ/BlackRock International Value (b) (j)...............             10.46                4.01
EQ/Boston Advisors Equity Income (w)...................   2.92   to  3.70      9.94  to 15.18
EQ/Calvert Socially Responsible (a)....................  11.60   to 12.13      1.18  to  8.08
EQ/Capital Guardian Growth (j) (x).....................              5.48                7.63
EQ/Capital Guardian Research (l) (y) (z)...............  (1.36)  to  1.66      7.07  to 11.65
EQ/Common Stock Index (j) (n)..........................              3.49               11.21
EQ/Core Bond Index (f) (j) (ab) (ac) (ar) (as).........   2.96   to  3.11      0.30  to  2.04
EQ/Equity 500 Index (j)................................              4.95                9.60
EQ/Equity Growth PLUS..................................  13.16   to 14.04      8.58  to 11.77
EQ/GAMCO Mergers & Acquisitions........................              3.43                5.46
EQ/GAMCO Small Company Value...........................   8.47   to  9.29     17.94  to 18.85
EQ/Global Bond PLUS (j)................................              9.31                2.59
EQ/Global Multi-Sector Equity (i) (j)..................  41.90   to 42.02      9.41  to 20.51
EQ/Intermediate Government Bond Index (ai) (at)........              5.19                  --
EQ/International Core PLUS (j).........................             15.22               10.30
EQ/International Growth................................  15.35   to 16.19     24.74  to 25.63
EQ/JPMorgan Value Opportunities (j)....................             (1.21)              11.15
EQ/Large Cap Core PLUS (j).............................              3.89                8.69
EQ/Large Cap Growth Index (j)..........................             13.99                7.80
EQ/Large Cap Growth PLUS (j)...........................             15.62               10.74
EQ/Large Cap Value Index (j)...........................             (5.93)              13.62
EQ/Large Cap Value PLUS (j) (p) (u)....................  (4.45)  to (0.22)              10.86
EQ/Lord Abbett Growth and Income (d) (j)...............   3.37   to  3.48      3.22  to  7.23
EQ/Lord Abbett Large Cap Core (j)......................             10.68                6.46
EQ/Mid Cap Index (e) (j) (aa)..........................   7.92   to  8.03      2.79  to 12.72
EQ/Mid Cap Value PLUS ( r) (ak) (al) (am)..............             (1.60)               9.59
EQ/Money Market (g)....................................   4.23   to  5.01      3.87  to  4.75
EQ/Montag & Caldwell Growth............................  19.93   to 20.87      7.11  to  7.81
EQ/Morgan Stanley Mid Cap Growth (j) (q) (ae)..........   1.14   to 22.41               12.74
EQ/PIMCO Ultra Short Bond (an) (ao)....................  11.05   to 11.46      0.09  to  0.43
EQ/Quality Bond PLUS ( j) (au).........................              4.54                1.89
EQ/Small Company Index (j) (ad)........................  (1.83)  to (0.28)              11.59
EQ/T. Rowe Price Growth Stock (k)......................   6.41   to  7.21    (4.67)  to (3.93)
EQ/UBS Growth & Income.................................   0.39   to  1.17     10.34  to 13.32
EQ/Van Kampen Comstock (j).............................             (2.50)               8.69

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Financial Highlights (Continued)


                                                                                  AT DECEMBER 31,
                                                               --------------------------------------------------------
                                                                                  TOTAL RETURN***
                                                                                 LOWEST TO HIGHEST
                                                               --------------------------------------------------------
                                                                    2010               2009                2008
                                                               ---------------- ------------------ --------------------
EQ/Wells Fargo Advantage Omega Growth (j).....................           17.29             40.29               (27.60)
Fidelity(R) VIP Asset Manager Portfolio.......................           14.32             29.11               (28.75)
Fidelity(R) VIP Contrafund(R) Portfolio (s) (t)............... 16.26  to 17.20   34.64  to 35.76   (43.05)  to (42.54)
Fidelity(R) VIP Growth & Income Portfolio.....................           14.87             27.12               (41.67)
Fidelity(R) VIP Mid Cap Portfolio.............................           25.39               --                    --
Franklin Income Securities Fund (af) (ag) (ah)................ 12.27  to 12.70   35.14  to 35.56   (29.90)  to (29.63)
Franklin Rising Dividends Securities.......................... 17.17  to 20.27             16.93               (27.39)
Franklin Small Cap Value Securities (av)......................           23.02               --                    --
Franklin Strategic Income Securities Fund (av)................            8.14               --                    --
Goldman Sachs VIT Mid Cap Value Fund (av).....................           23.60               --                    --
Invesco V.I. Financial Services Fund..........................  9.92  to 10.47   27.14  to 27.27   (59.62)  to (59.40)
Invesco V.I. Global Health Care Fund..........................  4.98  to  5.30   27.16  to 27.75   (28.85)  to (28.66)
Invesco V.I. Global Real Estate Fund (av).....................           24.88               --                    --
Invesco V.I. International Growth Fund (av)...................           25.38               --                    --
Invesco V.I. Mid Cap Core Equity Fund (av)....................           16.04               --                    --
Invesco V.I. Small Cap Equity Fund (av).......................           23.63               --                    --
Invesco V.I. Technology Fund.................................. 20.85  to 21.30   56.90  to 57.31   (44.67)  to (44.47)
Invesco Van Kampen Global Value Equity Fund................... 10.59  to 10.91   15.58  to 16.03   (40.37)  to (40.15)
IVY Funds VIP Energy (av).....................................           38.18               --                    --
IVY Funds VIP Mid Cap Growth (av).............................           29.49               --                    --
IVY Funds VIP Small Cap Growth (av)...........................           27.53               --                    --
Janus Aspen Series Balanced Portfolio.........................  7.55  to  7.99   25.02  to 25.49   (16.53)  to (16.15)
Janus Aspen Series Enterprise Portfolio....................... 24.91  to 25.94   43.75  to 44.58   (44.15)  to (43.66)
Janus Aspen Series Forty Portfolio............................  5.95  to  6.72   45.24  to 46.46   (44.56)  to (44.20)
Janus Aspen Series Overseas Portfolio......................... 24.57  to 25.31   78.42  to 79.55   (52.38)  to (52.12)
Janus Aspen Series Perkins Mid Cap Value Portfolio............           15.38             32.93               (27.92)
Janus Aspen Series Worldwide Portfolio........................ 14.94  to 15.73   36.66  to 37.73   (45.10)  to (44.66)
Lazard Retirement Emerging Markets Equity Portfolio (av)                 29.93               --                    --
MFS(R) International Value Portfolio (av).....................           21.60               --                    --
MFS(R) Investors Growth Stock Series (av).....................           17.98               --                    --
MFS(R) Investors Trust Series (av)............................           16.59               --                    --
MFS(R) Utilities Series....................................... 13.37  to 13.80   32.81  to 33.23   (37.90)  to (37.69)
Multimanager Aggressive Equity ( j) (ap)(aw)..................           17.62             37.26               (46.68)
Multimanager Core Bond (j)....................................            6.20              8.32                  2.46
Multimanager International Equity (j).........................            6.96             29.92               (47.23)
Multimanager Large Cap Core Equity (j)........................           11.55             32.51               (39.54)
Multimanager Large Cap Value (j)..............................           13.16             22.85               (37.45)
Multimanager Mid Cap Growth (j)...............................           26.88             41.77               (43.58)
Multimanager Mid Cap Value (j)................................           24.91             44.37               (35.97)
Multimanager Multi-Sector Bond (c) ( j).......................  6.56  to  6.63    9.49  to  9.65   (23.58)  to (23.51)
Multimanager Small Cap Growth (m)............................. 26.74  to 27.65   33.47  to 34.55   (42.54)  to (42.12)
Multimanager Small Cap Value (j)..............................           24.50             26.42               (37.86)
Multimanager Technology (j)...................................           17.70             58.44               (47.08)
Mutual Shares Securities Fund (av)............................           13.77               --                    --
Oppenheimer Global Securities Fund/VA.........................           15.35             38.79               (40.52)
PIMCO Variable Insurance Trust CommodityRealReturn(R)
Strategy Portfolio (av).......................................           35.41               --                    --
PIMCO Variable Insurance Trust Global Bond Portfolio
(Unhedged)....................................................           11.28             16.49               ( 1.19)
PIMCO Variable Insurance Trust Real Return Portfolio (av)                 3.84               --                    --
PIMCO Variable Insurance Trust Total Return Portfolio (av)                3.97               --                    --
T. Rowe Price Equity Income (av)..............................           16.43               --                    --
Templeton Developing Markets Securities Fund (av).............           34.35               --                    --
Templeton Global Bond Securities Fund (av)....................           11.61               --                    --
Templeton Growth Securities Fund (av).........................           19.84               --                    --



                                                                           AT DECEMBER 31,
                                                               ----------------------------------------
                                                                           TOTAL RETURN***
                                                                          LOWEST TO HIGHEST
                                                               ----------------------------------------
                                                                      2007                 2006
                                                               --------------------  ------------------
EQ/Wells Fargo Advantage Omega Growth (j).....................               11.33              10.49
Fidelity(R) VIP Asset Manager Portfolio.......................               15.55               7.31
Fidelity(R) VIP Contrafund(R) Portfolio (s) (t)...............   16.63  to   17.59    10.74  to 11.70
Fidelity(R) VIP Growth & Income Portfolio.....................               12.09              13.22
Fidelity(R) VIP Mid Cap Portfolio.............................                 --                 --
Franklin Income Securities Fund (af) (ag) (ah)................    0.85  to    3.37              17.87
Franklin Rising Dividends Securities..........................              (3.01)              16.71
Franklin Small Cap Value Securities (av)......................                 --                 --
Franklin Strategic Income Securities Fund (av)................                 --                 --
Goldman Sachs VIT Mid Cap Value Fund (av).....................                 --                 --
Invesco V.I. Financial Services Fund.......................... (22.49)  to (22.23)    16.07  to 16.39
Invesco V.I. Global Health Care Fund..........................   11.50  to   11.85     4.85  to  5.21
Invesco V.I. Global Real Estate Fund (av).....................                 --                 --
Invesco V.I. International Growth Fund (av)...................                 --                 --
Invesco V.I. Mid Cap Core Equity Fund (av)....................                 --                 --
Invesco V.I. Small Cap Equity Fund (av).......................                 --                 --
Invesco V.I. Technology Fund..................................    7.33  to    7.68    10.13  to 10.51
Invesco Van Kampen Global Value Equity Fund...................    6.28  to    6.61    20.75  to 21.21
IVY Funds VIP Energy (av).....................................                 --                 --
IVY Funds VIP Mid Cap Growth (av).............................                 --                 --
IVY Funds VIP Small Cap Growth (av)...........................                 --                 --
Janus Aspen Series Balanced Portfolio.........................    9.69  to   10.17     9.92  to 10.31
Janus Aspen Series Enterprise Portfolio.......................   21.16  to   22.07    12.71  to 13.50
Janus Aspen Series Forty Portfolio............................   36.00  to   36.98     8.50  to  9.40
Janus Aspen Series Overseas Portfolio.........................   27.59  to   28.29    46.13  to 47.02
Janus Aspen Series Perkins Mid Cap Value Portfolio............                7.20              15.02
Janus Aspen Series Worldwide Portfolio........................    8.73  to    9.60    17.40  to 18.26
Lazard Retirement Emerging Markets Equity Portfolio (av)                       --                 --
MFS(R) International Value Portfolio (av).....................                 --                 --
MFS(R) Investors Growth Stock Series (av).....................                 --                 --
MFS(R) Investors Trust Series (av)............................                 --                 --
MFS(R) Utilities Series.......................................   27.45  to   27.88    30.80  to 31.27
Multimanager Aggressive Equity ( j) (ap)(aw)..................               11.38              12.44
Multimanager Core Bond (j)....................................                6.26               1.70
Multimanager International Equity (j).........................               12.43              12.41
Multimanager Large Cap Core Equity (j)........................                5.00              10.03
Multimanager Large Cap Value (j)..............................                3.64              10.80
Multimanager Mid Cap Growth (j)...............................               11.91              10.73
Multimanager Mid Cap Value (j)................................                0.09               8.68
Multimanager Multi-Sector Bond (c) ( j).......................    3.07  to    3.14     1.56  to  4.67
Multimanager Small Cap Growth (m).............................    2.88  to    3.67     9.43  to 10.27
Multimanager Small Cap Value (j)..............................              (9.84)              12.19
Multimanager Technology (j)...................................               18.22              11.02
Mutual Shares Securities Fund (av)............................                 --                 --
Oppenheimer Global Securities Fund/VA.........................                5.69              16.95
PIMCO Variable Insurance Trust CommodityRealReturn(R)
Strategy Portfolio (av).......................................                 --                 --
PIMCO Variable Insurance Trust Global Bond Portfolio
(Unhedged)....................................................                9.38               4.27
PIMCO Variable Insurance Trust Real Return Portfolio (av)                      --                 --
PIMCO Variable Insurance Trust Total Return Portfolio (av)                     --                 --
T. Rowe Price Equity Income (av)..............................                 --                 --
Templeton Developing Markets Securities Fund (av).............                 --                 --
Templeton Global Bond Securities Fund (av)....................                 --                 --
Templeton Growth Securities Fund (av).........................                 --                 --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2010


8. Financial Highlights (Concluded)


                                                                           AT DECEMBER 31,
                                            ------------------------------------------------------------------------------
                                                                           TOTAL RETURN***
                                                                          LOWEST TO HIGHEST
                                            ------------------------------------------------------------------------------
                                                 2010           2009             2008            2007           2006
                                            -------------- --------------- ---------------- -------------- ---------------
UIF Emerging Markets Debt Portfolio........       9.77           30.21          (14.98)           6.54          10.80
Van Eck VIP Emerging Markets Fund..........      26.83          113.12          (64.77)          37.61          39.50
Van Eck VIP Global Bond Fund...............       6.16            5.98             3.64           9.73           6.44
Van Eck VIP Global Hard Assets Fund........      29.24           57.55          (46.13)          45.36          24.47

----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the Variable Investment Option. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Variable Investment Options invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense account, for each period indicated. The ratio includes only those expenses that result in a direct reduction to a net asset value per Unit. Charges made directly to Contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

(a) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006.
(b) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006.
(c) Multimanager Multi-Sector Bond was substituted for Lord Abbett Bond Debenture on November 3, 2006.
(d) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006.
(e)  EQ/Mid Cap Index was substituted for Old Mutual Mid-Cap on November 3,
     2006.
(f)  EQ/Core Bond Index was substituted for PIMCO Real Return on November 3,
     2006.
(g) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006.
(h) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006.
(i) EQ/Global Multi-Sector Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006.
(j)  Units were made available for sale on September 8, 2006.
(k) EQ/T. Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007.
(l) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(m) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(n) EQ/Common Stock Index was substituted for Dreyfus VIF Appreciation on August 17, 2007.
(o) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007.
(p) EQ/Large Cap Value PLUS was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007.
(q) EQ/Morgan Stanley Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007
(r) EQ/Mid Cap Value PLUS was substituted for UIF U.S. Real Estate on August 17, 2007.
(s) Fidelity VIP(R) Contrafund(R) was substituted for Fidelity VIP Growth on August 17, 2007.
(t) Fidelity VIP(R) Contrafund(R) was substituted for UIF Equity Growth on August 17, 2007.
(u) EQ/Large Cap Value PLUS was substituted for Old Mutual Select Value on November 16, 2007.
(v) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007.
(w) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007.
(x) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007.
(y) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007.
(z) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007.
(aa) EQ/Mid Cap Index was substituted for AIM V.I. MidCap Core Equity on November 16, 2007.
(ab) EQ/Core Bond Index was substituted for Janus Aspen Series Flexible Income on November 16, 2007.
(ac) EQ/Core Bond Index was substituted for UIF Core Plus Fixed Bond on November 16, 2007.
(ad) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007.
(ae) EQ/Morgan Stanley Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007.
(af) Franklin Income Securities Fund was substituted for Alger American Balanced on November 16, 2007.
(ag) Franklin Income Securities Fund was substituted for MFS Total Return on November 16, 2007.
(ah) Franklin Income Securities Fund was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007.
(ai) Units were made available for sale on April 27, 2007.
(aj) Units were made available for sale on August 17, 2007.
(ak) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009. (See Note 6)
(al) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009. (See Note 6)
(am) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009. (See Note 6)
(an) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009. (See Note 6)
(ao) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009. (See Note 6)
(ap) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009. (See Note 6)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2010


8. Financial Highlights (Concluded)

(aq) Units were made available for sale on September 18, 2009.
(ar) EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009. (See Note 6)
(as) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009. (See Note 6)
(at) EQ/Intermediate Government Bond Index replaced EQ/Government Securities due to a fund merger on September 25, 2009. (See Note 6)
(au) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009. (See Note 6)
(av) Units were made available for sale on May 24, 2010.

aw) Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010. (See Note 6)

9. Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2010 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

   PART II, ITEM 8.

                              FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
                              INDEX TO FINANCIAL STATEMENTS AND SCHEDULES
                                MONY LIFE INSURANCE COMPANY OF AMERICA

Report of Independent Registered Public Accounting Firm...........................................................   F-1

Financial Statements:
   Balance Sheets, December 31, 2010 and December 31, 2009.........................................................  F-2
   Statements of Earnings (Loss), Years Ended December 31, 2010, 2009 and 2008.....................................  F-3
   Statements of Shareholder's Equity and Comprehensive Income (Loss),
      Years Ended December 31, 2010, 2009 and 2008.................................................................  F-4
   Statements of Cash Flows, Years Ended December 31, 2010, 2009 and 2008..........................................  F-5
   Notes to Financial Statements...................................................................................  F-6

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of MONY Life Insurance Company of America

In our opinion, the accompanying balance sheets and the related statements of earnings (loss), of shareholder's equity and comprehensive income
(loss) and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2010 and 2009 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Financial Statements, the Company changed its methods of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

  /s/ PricewaterhouseCoopers LLP
  New York, New York

  March 10, 2011
                                      F-1

                                MONY LIFE INSURANCE COMPANY OF AMERICA
                                            BALANCE SHEETS
                                      DECEMBER 31, 2010 AND 2009

                                                                                2010          2009
                                                                            ------------   -----------
                                                                                   (IN MILLIONS)
ASSETS:
Investments:
   Fixed maturities available for sale, at fair value.....................  $      1,900   $     1,962
   Mortgage loans on real estate..........................................           141           149
   Policy loans...........................................................           132           125
   Other invested assets..................................................            78            81
                                                                            ------------   -----------
     Total investments....................................................         2,251         2,317
Cash and cash equivalents.................................................            92            57
Amounts due from reinsurers...............................................           139           136
Deferred policy acquisition costs.........................................           189           174
Value of business acquired................................................           107           147
Other assets..............................................................            29            30
Separate Accounts' assets.................................................         1,840         1,832
                                                                            ------------   -----------

TOTAL ASSETS .............................................................  $      4,647   $     4,693
                                                                            ============   ===========

LIABILITIES
Policyholders' account balances...........................................  $      1,664   $     1,774
Future policy benefits and other policyholders liabilities................           378           360
Other liabilities.........................................................            42            37
Note payable to affiliate.................................................             -            20
Income taxes payable......................................................           118           100
Separate Accounts' liabilities............................................         1,840         1,832
                                                                            ------------   -----------
     Total liabilities....................................................         4,042         4,123
                                                                            ------------   -----------

 Commitments and contingent liabilities (Notes 2, 5, 8, 9, and 13)

 SHAREHOLDER'S EQUITY
 Common stock, $1.00 par value; 5.0 million shares authorized,
    2.5 million issued and outstanding.....................................            2             2
 Capital in excess of par value............................................          514           512
 Retained earnings.........................................................           44            67
 Accumulated other comprehensive income (loss).............................           45           (11)
                                                                            -------------   ----------
      Total shareholder's equity...........................................          605           570
                                                                            -------------   ----------

 TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY................................ $      4,647    $    4,693
                                                                            =============   ==========


                       See Notes to Financial Statements.

                                 MONY LIFE INSURANCE COMPANY OF AMERICA
                                     STATEMENTS OF EARNINGS (LOSS)
                             YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                               2010                2009             2008
                                                           ------------       --------------    --------------
                                                                               (IN MILLIONS)

REVENUES
Universal life and investment-type product
    policy fee income..................................... $        118       $          129    $         147
Premiums..................................................           39                   40               45
Net investment income (loss)..............................          119                  122              126
Investment gains (losses), net:
   Total other-than-temporary impairment losses...........          (56)                 (53)             (38)
   Portion of loss recognized in other
    comprehensive income (loss)...........................            2                    -                -
                                                           ------------       --------------    -------------
      Net impairment losses recognized....................          (54)                 (53)             (38)
   Other investment gains (losses), net...................            6                   (3)               -
                                                           ------------       --------------    -------------
      Total investment gains (losses), net................          (48)                 (56)             (38)
                                                           ------------       --------------    -------------
Other income (loss).......................................            8                   11               10
Increase (decrease) in fair value of
   reinsurance contract...................................            1                   (7)               8
                                                           ------------       --------------    -------------
      Total revenues......................................          237                  239              298
                                                           ------------       --------------    -------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits...................................           93                   84              120
Interest credited to policyholders' account balances......           68                   71               73
Compensation and benefits.................................           32                   26               29
Commissions  .............................................           35                   31               43
Interest expense..........................................            1                    1                2
Amortization of deferred policy acquisition costs and
    value of business acquired............................           41                   23               88
Capitalization of deferred policy acquisition costs.......          (29)                 (29)             (37)
Rent expense..............................................            3                    4                5
Other operating costs and expenses........................           30                   26               35
                                                           ------------       --------------    -------------
      Total benefits and other deductions.................          274                  237              358
                                                           ------------       --------------    -------------

Earnings (loss), before income taxes......................          (37)                   2              (60)
Income tax (expense) benefit..............................           14                    3               (6)
                                                           ------------       --------------    -------------

Net Earnings (Loss)....................................... $        (23)      $            5    $         (66)
                                                           ============       ==============    =============






                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
       STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008


                                                                        2010            2009              2008
                                                                    -----------     ------------      ------------
                                                                                     (IN MILLIONS)
SHAREHOLDER'S EQUITY
Common stock, at par value, beginning and end of year.............  $         2     $          2      $          2
                                                                    -----------     ------------      ------------

Capital in excess of par value, beginning of year.................          512              511               502
Changes in capital in excess of par value.........................            2                1                 9
                                                                    -----------     ------------      ------------
Capital in excess of par value, end of year.......................          514              512               511
                                                                    -----------     ------------      ------------

Retained earnings, beginning of year..............................           67               56               122
Net earnings (loss)...............................................          (23)               5               (66)
Impact of implementing new accounting guidance, net of taxes......            -                6                 -
                                                                    -----------     ------------      ------------
Retained earnings, end of year....................................           44               67                56
                                                                    -----------     ------------      ------------

Accumulated other comprehensive income (loss), beginning of year..          (11)            (119)              (27)
Impact of implementing new accounting guidance, net of taxes......            -               (6)                -
Other comprehensive income (loss).................................           56              114               (92)
                                                                    -----------     ------------      ------------
Accumulated other comprehensive income (loss), end of year........           45              (11)             (119)
                                                                    -----------     ------------      ------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR...........................  $       605     $        570      $        450
                                                                    ===========     ============      ============

COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)...............................................  $       (23)    $          5      $        (66)
                                                                    -----------     ------------      ------------

Other comprehensive income (loss), net of income taxes:

    Change in unrealized gains (losses),
      net of reclassification adjustment..........................           56              114               (92)
                                                                    -----------     ------------      ------------
Total other comprehensive income (loss), net of income taxes......           56              114               (92)
                                                                    -----------     ------------      ------------

Comprehensive Income (Loss).......................................  $        33     $        119      $       (158)
                                                                    ===========     ============      ============



















                       See Notes to Financial Statements.

                                MONY LIFE INSURANCE COMPANY OF AMERICA
                                       STATEMENTS OF CASH FLOWS
                             YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008



                                                                        2010              2009              2008
                                                                   ------------     -------------      ------------
                                                                                     (IN MILLIONS)
Net earnings (loss)..............................................  $        (23)    $           5      $        (66)
  Adjustments to reconcile net earnings (loss) to net cash
     provided by (used in)  operating activities:
     Interest credited to policyholders' account balances........            68                71                73
     Universal life and investment-type product policy
       fee income................................................          (118)             (129)             (147)
     Change in accrued investment income.........................             -                 1                 1
     Investment (gains) losses, net..............................            48                56                38
     Change in deferred policy acquisition costs and
       value of business acquired................................            12                (6)               51
     Change in fair value of guaranteed minimum income
       benefit reinsurance contract..............................            (1)                7                (8)
     Change in future policy benefits............................            (4)               (5)               13
     Change in other policyholders liabilities...................             1                (4)               35
     Change in income tax payable................................           (13)               16                20
     Provision for depreciation and amortization.................             5                 6                 7
     Dividend from AllianceBernstein.............................             5                 4                 5
     Other, net..................................................            10               (22)                7
                                                                   ------------     -------------      ------------

Net cash provided by (used in)  operating activities.............           (10)                -                29
                                                                   ------------     -------------      ------------

Cash flows from investing activities:
   Maturities and repayments of fixed maturities
     and mortgage loans..........................................           101               106               190
   Sales of investments..........................................           122                93                31
   Purchases of investments......................................          (103)             (266)             (128)
   Other, net....................................................            (9)               (4)               (5)
                                                                   ------------     -------------      ------------

Net cash provided by (used in) investing activities..............           111               (71)               88
                                                                   ------------     -------------      ------------

Cash flows from financing activities:
   Policyholders' account balances:
     Deposits....................................................           163               176               287
     Withdrawals and transfers to Separate Accounts..............          (209)             (160)             (337)
   Repayments of note to affiliate...............................           (20)               (4)               (4)
                                                                   ------------     -------------      ------------

Net cash provided by (used in) financing activities..............           (66)               12               (54)
                                                                   ------------     -------------      ------------

Change in cash and cash equivalents..............................            35               (59)               63
Cash and cash equivalents, beginning of year.....................            57               116                53
                                                                   ------------     -------------      ------------

Cash and Cash Equivalents, End of Year...........................  $         92     $          57      $        116
                                                                   ============     =============      ============

Supplemental cash flow information:
   Interest Paid.................................................  $          1     $           1      $          2
                                                                   ============     =============      ============
Schedule of non-cash financing activities:
   Shared-based Programs.........................................  $          2     $           1      $          1
                                                                   ============     =============      ============


                       See Notes to Financial Statements.

                                MONY LIFE INSURANCE COMPANY OF AMERICA
                                     NOTES TO FINANCIAL STATEMENTS

1)  ORGANIZATION

    MONY Life Insurance Company of America ("MLOA") is an Arizona stock life insurance company. MLOA's primary business is providing life insurance and annuity products to both individuals and businesses. MLOA is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"). MONY Life is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, which is a downstream holding company of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French parent company for an international group of insurance and related financial services companies.

2)  SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation
    ---------------------

    The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the financial position of MLOA and its results of operations and cash flows for the periods presented.

    The years "2010", "2009" and "2008" refer to the years ended December 31, 2010, 2009 and 2008, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform to the current presentation.

    Accounting Changes
    ------------------

    In July 2010, the Financial Accounting Standards Board ("FASB") issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes," were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Troubled debt restructurings effective date will be determined upon coordination with the guidance for determining what constitutes a troubled debt restructuring. Currently the new troubled debt restructuring disclosure is anticipated to be effective for the first interim or annual period beginning on or after June 15, 2011. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on MLOA's financial statements.

    Beginning second quarter 2009, MLOA implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

    The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

    As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $6 million at that date with a corresponding decrease to accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $14 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

    Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to MLOA for 2010 and 2009 reflected increases of $2 million and $0 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the statements of shareholder's equity and comprehensive income (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows and credit losses, including the methodologies and significant inputs used to determine those amounts.

    Effective April 1, 2009, MLOA implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, MLOA concluded under previous guidance that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have a material impact on MLOA's results of operations or financial position. At December 31, 2010 and 2009, respectively, the fair value of MLOA's CMBS portfolio was $36 million and $64 million.

    On June 12, 2009 the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a variable interest entity ("VIE") must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year financial statements, this new guidance became effective for interim and annual reporting periods beginning January 1, 2010. Adoption of this guidance did not have a material impact on MLOA's results of operations or financial position.

    Effective January 1, 2008, MLOA implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. MLOA's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefits ("GMIB") reinsurance contract treated as a derivative, resulting in an increase in net earnings (loss) of $1 million, related to an increase in the fair value of the GMIB reinsurance contract liability of $1 million, offset by a decrease in related DAC amortization of $0 million and a decrease of $0 million to deferred income taxes. This increase in the GMIB reinsurance contract's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

    Effective December 31, 2008, MLOA adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the OTTI assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $65 million and $34 million, respectively, at December 31, 2010 and $126 million and $69 million, respectively, at December 31, 2009 were subject to this amendment. Adoption of this guidance did not have an impact on MLOA's results of operations or financial position.

    New Accounting Pronouncements
    -----------------------------

    In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance is effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010. These new disclosures have been included in the Notes to MLOA's financial statements, as appropriate.

    In October 2010, the FASB issued new guidance for accounting for costs associated with acquiring or renewing insurance contracts, which amends current accounting guidance for insurance companies, to address which costs related to the acquisition of new or renewal insurance contracts qualify for deferral. The guidance allows insurance entities to defer costs related to the acquisition of new or renewal insurance contracts that are:

      o   incremental direct costs of the contract acquisition (i.e., would not have been incurred had the acquisition activity not occurred),
      o   a portion of the employee's compensation and fringe benefits related to certain activities for successful contract acquisitions, or
      o   direct-response advertising costs as defined in current accounting guidance for capitalized advertising costs.

    An insurance entity would expense as incurred all other costs related to the acquisition of new or renewal insurance contracts. The amendments in the guidance are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, and can be applied either prospectively or retrospectively. Early application is permitted at the beginning of an entity's annual reporting period. Management is currently evaluating the impact of adoption, however, management expects the direct and incremental costs that can be deferred under the new guidance are expected to be significantly reduced from what is deferred today. The new guidance is expected to be adopted as of January 1, 2012, with retrospective adoption being considered.

    Investments
    -----------

    The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

    MLOA determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

    MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

    If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

    Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

    Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

    Policy loans are stated at unpaid principal balances.

    Partnerships and joint venture interests that MLOA has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for the consolidation of VIEs are consolidated; those that MLOA does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported in Other assets. MLOA records its interest in certain of these partnerships on a one quarter lag basis.

    Equity securities include common stock classified as AFS are carried at fair value and are included in Other invested assets with changes in fair value reported in OCI.

    Units in AllianceBernstein L.P. ("AllianceBernstein"), a subsidiary of AXA Financial, are carried on the equity method and reported in Other invested assets.

    Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

    All securities owned, including United States government and agency securities and mortgage-backed securities, are reported in the financial statements on a trade date basis.

    Valuation Allowances for Mortgage Loans:
    ----------------------------------------

    For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      o Loan-to-value ratio - Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      o Debt service coverage ratio - Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      o Occupancy - Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      o Lease expirations - The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      o Maturity - Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      o Borrower/tenant related issues - Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      o Payment status - current vs delinquent - A history of delinquent payments may be a cause for concern.

      o Property condition - Significant deferred maintenance observed during Lender's annual site inspections.

      o Other - Any other factors such as current economic conditions may call into question the performance of the loan.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

    Mortgage loans also are reviewed quarterly by the IUS Committee for impairment on a loan-by-loan basis, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

    For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

    Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

    Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2010 and 2009, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $9 million and $8 million for commercial and $0 million and $0 million for agricultural, respectively.

    Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized
    ---------------------------------------------------------------------------
    Investment Gains (Losses)
    -------------------------

    Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

    Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by MLOA are accounted for as a separate component of AOCI, net of related deferred income taxes and amounts attributable to DAC and value of business acquired ("VOBA") related to variable life and investment-type products.

    Fair Value of Other Financial Instruments
    -----------------------------------------

    Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

      Level 1         Quoted prices for identical instruments in active markets.
                      Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.


      Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in not active, and inputs to model-derived valuations that markets that are are directly observable or can be corroborated by observable market data.

      Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

    MLOA defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

    At December 31, 2010 and 2009, respectively, investments classified as Level 1 comprise approximately 50.5% and 49.1% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

    At December 31, 2010 and 2009, respectively, investments classified as Level 2 comprise approximately 47.9% and 48.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by MLOA and the resulting prices determined to be representative of exit values.

    Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2010 and 2009, respectively, approximately $35 million and $50 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

    At December 31, 2010 and 2009, respectively, investments classified as Level 3 comprise approximately 1.6% and 2.6% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2010 and 2009, respectively, were approximately $18 million and $33 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. MLOA applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $42 million and $69 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2010 and 2009, respectively. Prior to fourth quarter 2008, pricing of these CMBS was sourced from a third party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, MLOA instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third-party service. At December 31, 2010, MLOA continued to apply this methodology to measure the fair value of these CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

    Level 3 also includes the GMIB reinsurance asset that is accounted for as a derivative contract. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios. The valuation of the GMIB asset incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Incremental adjustment is made to the resulting fair values of the GMIB asset to reflect deterioration in the claims-paying ratings of counterparties to the reinsurance treaties and of MLOA, respectively. After giving consideration to collateral arrangements, MLOA made no adjustment to reduce the fair value of its GMIB asset at December 31, 2010 to recognize incremental counterparty non-performance risk.

    Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2010 and 2009, no assets were required to be measured at fair value on a non-recurring basis.

    Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts.

    Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

    The fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC") and certain annuities, which are included in Policyholders' account balances, are estimated using projected cash flows discounted at rates reflecting current market rates.

    The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected cash flows. Expected cash flows are discounted back to the present at the current market rates.

    The fair value for the note payable to affiliate are determined using contractual cash flows discounted at market interest rates.

    Recognition of Insurance Income and Related Expenses
    ----------------------------------------------------

    Premiums from variable life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    DAC and VOBA
    ------------

    DAC. Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    VOBA. VOBA, which arose from MLOA's 2004 acquisition by AXA Financial, was established in accordance with the purchase accounting guidance for business combinations. VOBA is the actuarially determined present value of estimated future gross profits from insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

    Amortization Policy. For variable life and investment-type contracts, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits or based upon estimated assessments. The calculation of gross profits considers investment results, Separate Account fees, mortality and expense margins, lapse rates, withdrawals, contract persistency and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC and VOBA are amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in shareholder's equity as of the balance sheet date.

    A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the fees earned, costs incurred associated with the guaranteed minimum death benefit ("GMDB") and GMIB features related to the variable annuity contracts, as well as other sources of profit. This applies to variable life policies to a lesser degree. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned and decrease the costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

    In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2010, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9% (7.26% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations were 15% (13.26% net of product weighted average Separate Account fees) and 0% (-1.74% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions and parameters are subject to change only when management's long-term expectation changes.

    If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2010, current projections of future average gross market returns assume a 0% annualized return for the next seven quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% in ten quarters.

    In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

    DAC and VOBA associated with non-participating traditional life policies, are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC and VOBA related to these policies are subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC and VOBA are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

    Policyholders' Account Balances and Future Policy Benefits
    ----------------------------------------------------------

    Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    MLOA issues or has issued certain variable annuity products with a GMDB feature. MLOA also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

    For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.0% to 6.0% for life insurance liabilities and from 3.0% to 6.0% for annuity liabilities.

    Separate Accounts
    -----------------

    Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

    The investment results of Separate Accounts, including unrealized gains (losses), on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of earnings (loss). For 2010, 2009 and 2008, investment results of such Separate Accounts were $247 million, $394 million and $(835) million, respectively.

    Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

    Other Accounting Policies
    -------------------------

    MLOA filed a consolidated Federal income tax return with its parent, MONY Life, and with MONY Life's other life subsidiaries. Under the life insurance provisions of the Internal Revenue Code, life insurance companies cannot file a consolidated Federal income tax return with their ultimate parent for a period of five years from the date of acquisition. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

    Discontinued operations include real estate held-for-sale.
    ----------------------------------------------------------

    Real estate investments meeting the following criteria are classified as real estate held-for-sale:

      o Management having the authority to approve the action commits the organization to a plan to sell the property.

      o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

      o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

      o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

      o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

      o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

    Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

    Real estate held-for-sale is included in the Other assets line in the balance sheets. The results of operations for real estate held-for-sale in each of the three years in the period ended December 31, 2010 were not significant.

3) INVESTMENTS

   Fixed Maturities and Equity Securities
   --------------------------------------

   The following table provides information relating to fixed maturities classified as AFS; no equity securities were classified as AFS at December 31, 2010 and 2009.



                               AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                                  GROSS           GROSS
                                                AMORTIZED       UNREALIZED      UNREALIZED                          OTTI
                                                  COST            GAINS           LOSSES         FAIR VALUE      IN AOCI (3)
                                               ----------       ----------      ----------       ----------      ----------
                                                                               (IN MILLIONS)
DECEMBER 31, 2010:
------------------
Fixed Maturities:
   Corporate..............................     $    1,522       $      112      $        5       $    1,629      $        -
   U.S. Treasury, government
     and agency (4).......................             87                1               -               88               -
   States and political subdivisions......             21                -               1               20               -
   Foreign governments....................              4                -               -                4               -
   Commercial mortgage-backed.............             68                -              32               36               3
   Residential mortgage-backed (1)........             33                2               -               35               -
   Asset-backed (2).......................             10                1               -               11               -
   Redeemable preferred stock.............             81                -               4               77               -
                                               ----------       ----------      ----------       ----------      ----------
Total at December 31, 2010................     $    1,826       $      116      $       42       $    1,900      $        3
                                               ==========       ==========      ==========       ==========      ==========

December 31, 2009
-----------------
Fixed Maturities:
   Corporate..............................     $    1,589       $       73      $       19       $    1,643      $        -
   U.S. Treasury, government
     and agency...........................             72                1               2               71               -
   States and political subdivisions......             19                -               1               18               -
   Foreign governments....................              4                -               -                4               -
   Commercial mortgage-backed.............            120                -              57               63               -
   Residential mortgage-backed (1)........             49                1               -               50               -
   Asset-backed (2).......................             10                -               -               10               -
   Redeemable preferred stock.............            123                -              20              103               -
                                               ----------       ----------      ----------       ----------      ----------
Total at December 31, 2009................
                                               $    1,986       $       75      $       99       $    1,962      $        -
                                               ==========       ==========      ==========       ==========      ==========




      (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations

      (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans

      (3) Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

      (4) Reflects $15 million of amortized cost of FDIC insured bonds that were reported as Corporate in 2009 and moved to U.S. Treasury, government and agency in 2010.

    The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2010 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2010

                                                                                      AMORTIZED
                                                                                         COST             FAIR VALUE
                                                                                    --------------     ---------------
                                                                                               (IN MILLIONS)
      Due in one year or less....................................................   $           88     $            89
      Due in years two through five..............................................              661                 707
      Due in years six through ten...............................................              736                 791
      Due after ten years........................................................              149                 154
                                                                                    --------------     ---------------
         Subtotal................................................................            1,634               1,741
      Commercial mortgage-backed securities......................................               68                  36
      Residential mortgage-backed securities.....................................               33                  35
      Asset-backed securities....................................................               10                  11
                                                                                    --------------     ---------------
      Total......................................................................   $        1,745     $         1,823
                                                                                    ==============     ===============


    MLOA recognized OTTI on AFS fixed maturities as follows:



                                                                             DECEMBER 31,
                                                           --------------------------------------------
                                                              2010              2009            2008
                                                           ----------         ---------      ----------
                                                                           (IN MILLIONS)

       Credit losses recognized in earnings (loss) (1)..   $      (54)        $     (53)     $      (38)
       Non-credit losses recognized in OCI..............           (2)                -               -
                                                           ----------         ---------      ----------
       Total OTTI.......................................   $      (56)        $     (53)     $      (38)
                                                           ==========         =========      ==========


    (1) During 2010 and 2009, included in credit losses recognized in earnings
        (loss) were OTTI of $1 million and $0 million related to AFS fixed maturities as MLOA intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

    The following table sets forth the amount of credit loss impairments on fixed maturity securities held by MLOA at the dates indicated and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS


                                                                                                   2010           2009
                                                                                                 --------      ---------
                                                                                                      (IN MILLIONS)

    Balance at January 1, 2010 and March 31, 2009, respectively.............................     $    (54)     $       -
    Cumulative adjustment related to implementing new guidance on April 1, 2009.............            -            (19)
    Previously recognized impairments on securities that matured, paid, prepaid or sold.....           25             18
    Recognized impairments on securities impaired to fair value this period (1).............           (1)             -
    Impairments recognized this period on securities not previously impaired................          (52)           (53)
    Additional impairments this period on securities previously impaired....................           (1)             -
    Increases due to passage of time on previously recorded credit losses...................            -              -
    Accretion of previously recognized impairments due to increases in expected cash flows..            -              -
                                                                                                 --------      ---------
     Balance at December 31,................................................................     $    (83)     $     (54)
                                                                                                 ========      =========


    (1) Represents circumstances where MLOA determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

    Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:



                                                                                               DECEMBER 31,
                                                                                    ----------------------------------
                                                                                        2010                 2009
                                                                                    -------------       --------------
                                                                                               (IN MILLIONS)

      AFS Securities:
         Fixed maturities:
           With OTTI losses......................................................   $          (3)      $            -
           All other.............................................................              77                  (24)
                                                                                    -------------       --------------
       Net Unrealized Gains (Losses).............................................   $          74       $          (24)
                                                                                    =============       ==============

    Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

          NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES


                                                                                                                   AOCI
                                           NET                                                 DEFERRED         GAIN (LOSS)
                                        UNREALIZED                                              INCOME         RELATED TO NET
                                          GAINS                                                   TAX           UNREALIZED
                                       (LOSSES) ON          DAC AND        POLICYHOLDERS         ASSET          INVESTMENT
                                       INVESTMENTS            VOBA          LIABILITIES       (LIABILITY)      GAINS (LOSSES)
                                       -----------        ------------     -------------     ------------      -------------
                                                                            (IN MILLIONS)

Balance, January 1, 2010.............  $         -        $          -     $           -     $          -      $           -
Net investment gains (losses)
  arising during the year............           (2)                  -                 -                -                 (2)
Reclassification adjustment for
  OTTI losses:
    Included in Net earnings (loss)..            1                   -                 -                -                  1
    Excluded from
       Net earnings (loss) (1).......           (2)                  -                 -                -                 (2)
Impact of net unrealized investment
  gains (losses) on:
    DAC and VOBA.....................            -                   -                 -                -                  -
    Deferred income taxes............            -                   -                 -                1                  1
    Policyholders liabilities........            -                   -                 -                -                  -
                                       -----------        ------------     -------------     ------------      -------------
Balance, December 31, 2010...........  $        (3)       $          -     $           -     $          1      $          (2)
                                       ===========        ============     =============     ============      =============

      (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings
          (loss) for securities with no prior OTTI loss.

                   ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI


                                                                                                                     AOCI
                                            NET                                                 DEFERRED          GAIN (LOSS)
                                         UNREALIZED                                              INCOME         RELATED TO NET
                                           GAINS                                                   TAX             UNREALIZED
                                        (LOSSES) ON         DAC AND        POLICYHOLDERS          ASSET            INVESTMENT
                                        INVESTMENTS           VOBA          LIABILITIES        (LIABILITY)       GAINS (LOSSES)
                                        ------------      ------------     -------------       ------------       -----------
                                                                             (IN MILLIONS)

Balance, January 1, 2010.............   $        (24)     $          7     $           -       $          6       $       (11)
Net investment gains (losses)
  arising during the year............             52                 -                 -                  -                52
Reclassification adjustment for
  OTTI losses:
     Included in Net earnings (loss).             47                 -                 -                  -                47
     Excluded from
      Net earnings (loss) (1)........              2                 -                 -                  -                 2
Impact of net unrealized investment
  gains (losses) on:
     DAC and VOBA....................              -               (13)                -                  -               (13)
     Deferred income taxes...........              -                 -                 -                (30)              (30)
     Policyholders liabilities.......              -                 -                 -                  -                 -
                                        ------------      ------------     -------------       ------------       -----------
Balance, December 31, 2010...........   $         77      $         (6)    $           -       $        (24)      $        47
                                        ============      ============     =============       ============       ===========

      (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.


          Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses



                                                                                                                      AOCI
                                              Net                                                 Deferred         Gain (Loss)
                                          Unrealized                                               Income         Related to Net
                                             Gains                                                   Tax           Unrealized
                                         (Losses) on          DAC and        Policyholders          Asset          Investment
                                         Investments            VOBA          Liabilities        (Liability)     Gains (Losses)
                                         -----------        ------------     -------------      -------------     ------------
                                                                              (In Millions)

Balance, January 1, 2009.............    $         -        $          -     $           -      $          -      $          -
Cumulative impact of implementing
  new guidance on April 1, 2009......              -                   -                 -                 -                 -
Net investment gains (losses)
  arising during the year............              -                   -                 -                 -                 -
Reclassification adjustment for
  OTTI losses:
    Included in Net earnings (loss)..              -                   -                 -                 -                 -
    Excluded from
       Net earnings (loss) (1).......              -                   -                 -                 -                 -
Impact of net unrealized investment
  gains (losses) on:
    DAC and VOBA.....................              -                   -                 -                 -                 -
    Deferred income taxes............              -                   -                 -                 -                 -
    Policyholders liabilities........              -                   -                 -                 -                 -
                                         -----------        ------------     -------------      ------------      ------------
Balance, December 31, 2009...........    $         -        $          -     $           -      $          -      $          -
                                         ===========        ============     =============      ============      ============

      (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings
          (loss) for securities with no prior OTTI loss.

                   All Other Net Unrealized Investment Gains (Losses) in AOCI


                                                                                                                  AOCI
                                            Net                                               Deferred         Gain (Loss)
                                         Unrealized                                            Income        Related to Net
                                           Gains                                                Tax            Unrealized
                                        (Losses) on        DAC and       Policyholders         Asset           Investment
                                        Investments          VOBA         Liabilities       (Liability)      Gains (Losses)
                                        ----------       ------------    -------------      ------------      ----------
                                                                           (In Millions)

Balance, January 1, 2009.............   $     (244)      $         61    $           -      $         64      $     (119)
Cumulative impact of implementing
  new guidance on April 1, 2009......          (14)                 4                -                 4              (6)
Net investment gains (losses)
  arising during the year............          220                  -                -                 -             220
Reclassification adjustment for
  OTTI losses:
    Included in Net earnings (loss)..           14                  -                -                 -              14
    Excluded from
      Net earnings (loss) (1)........            -                  -                -                 -               -
Impact of net unrealized investment
  gains (losses) on:
     DAC and VOBA....................            -                (58)               -                 -             (58)
     Deferred income taxes...........            -                  -                -               (62)            (62)
     Policyholders liabilities.......            -                  -                -                 -               -
                                        ----------       ------------    -------------      ------------      ----------
Balance, December 31, 2009...........   $      (24)      $          7    $           -      $          6      $      (11)
                                        ==========       ============    =============      ============      ==========

      (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

    The following tables disclose the fair values and gross unrealized losses of the 108 issues at December 31, 2010 and the 145 issues at December 31, 2009 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:


                                                                     DECEMBER 31, 2010
                                   ------------------------------------------------------------------------------------
                                      LESS THAN 12 MONTHS          12 MONTHS OR LONGER                 TOTAL
                                   -------------------------    -------------------------     -------------------------
                                                    GROSS                        GROSS                         GROSS
                                                  UNREALIZED                   UNREALIZED                    UNREALIZED
                                    FAIR VALUE      LOSSES      FAIR VALUE       LOSSES       FAIR VALUE       LOSSES
                                   -----------    ----------    ----------     ----------     ----------     ----------
                                                                        (IN MILLIONS)

    Fixed Maturities:
      Corporate..................  $        87    $       (3)   $       30     $       (2)    $      117     $       (5)
      U.S. Treasury, government
         and agency..............            2             -             -              -              2              -
      States and political
         subdivisions............           19            (1)            -              -             19             (1)
      Foreign governments........            2             -             -              -              2              -
      Commercial mortgage-
         backed..................            1            (1)           32            (31)            33            (32)
      Residential mortgage-
         backed..................            -             -             -              -              -              -
      Asset-backed...............            -             -             1              -              1              -
      Redeemable preferred
         stock...................            -             -            70             (4)            70             (4)
                                   -----------    ----------    ----------     ----------     ----------     ----------
         Total...................  $       111    $       (5)   $      133     $      (37)    $      244     $      (42)
                                   ===========    ==========    ==========     ==========     ==========     ==========



                                                                 December 31, 2009
                               ------------------------------------------------------------------------------------
                                 Less Than 12 Months (1)       12 Months or Longer (1)              Total
                               -------------------------     -------------------------     ------------------------

                                                 Gross                        Gross                       Gross
                                               Unrealized                   Unrealized                   Unrealized
                                 Fair Value      Losses       Fair Value      Losses       Fair Value      Losses
                               -------------    --------     ----------     ----------     ----------    ----------
                                                                   (In Millions)

Fixed Maturities:
  Corporate..................  $       160    $       (4)    $      176     $      (15)    $      336    $     (19)
  U.S. Treasury, government
     and agency..............           39            (2)             -              -             39            (2)
  States and political
     subdivisions............           15            (1)             2              -             17            (1)
  Foreign governments........            2             -              -              -              2             -
  Commercial mortgage-
     backed..................            3            (2)            61            (55)            64           (57)
  Residential mortgage-
     backed..................            -             -              -              -              -             -
  Asset-backed...............            5             -              -              -              5             -
  Redeemable preferred
     stock...................            -             -             98            (20)            98           (20)
                               -----------    ----------     ----------     ----------     ----------    ----------
     Total...................  $       224    $       (9)    $      337     $      (90)    $      561    $      (99)
                               ===========    ==========     ==========     ==========     ==========    ==========

      (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance.

    MLOA's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the shareholder's equity of MLOA, other than securities of the U.S. government, U.S. government agencies and certain securities guaranteed by the U.S. government. MLOA maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 1.2% of total investments. The largest exposure to a single issuer of corporate securities held at December 31, 2010 and 2009 were $27 million and $40 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2010 and 2009, respectively, approximately $175 million and $179 million, or 9.6% and 8.6%, of the $1,826 million and $1,986 million aggregate amortized cost of fixed maturities held by MLOA were considered to be other than investment grade. These securities had net unrealized losses of $30 million and $56 million at December 31, 2010 and 2009, respectively.

    MLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. MLOA's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2010 and 2009, respectively, MLOA owned $5 million and $5 million in RMBS backed by subprime residential mortgage loans, and $0 million and $0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

    At December 31, 2010, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $3 million.

    For 2010, 2009 and 2008, respectively, net investment income is shown net of investment expenses of $4 million, $4 million and $6 million.

    Valuation Allowances for Mortgage Loans:
    ----------------------------------------

    Allowances for credit losses for mortgage loans in 2010 are as follows:


                                                                             MORTGAGE LOANS
                                                          --------------------------------------------------
                                                           COMMERCIAL       AGRICULTURAL            TOTAL
                                                          ------------      ------------        ------------
                                                                              (IN MILLIONS)

ALLOWANCE FOR CREDIT LOSSES:
Beginning balance, January 1...........................   $          2      $          -        $          2
      Charge-offs......................................              -                 -                   -
      Recoveries.......................................              -                 -                   -
      Provision........................................              -                 -                   -
                                                          ------------      ------------        ------------
Ending Balance, December 31............................   $          2      $          -                   2
                                                          ============      ============        ============

Ending Balance, December 31:
      Individually Evaluated for Impairment............   $          2      $          -        $          2
                                                          ============      ============        ============

      Collectively Evaluated for Impairment............   $          -      $          -        $          -
                                                          ============      ============        ============

      Loans Acquired with Deteriorated Credit Quality..   $          -      $          -        $          -
                                                          ============      ============        ============

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following table provides information relating to the debt service coverage ratio for commercial and agricultural mortgage loans.


        MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2010
                          DEBT SERVICE COVERAGE RATIO

                                                                   COMMERCIAL MORTGAGE LOANS (1)

                                                                                                       LESS        TOTAL
     LOAN-TO-VALUE RATIO (2)               GREATER      1.8X TO     1.5X TO    1.2X TO     1.0X TO     THAN       MORTGAGE
                                           THAN 2.0X     2.0X        1.8X       1.5X        1.2X       1.0X        LOANS
                                           ---------   ---------   ---------  ---------   ---------  ---------   ---------
                                                                            (IN MILLIONS)
        0% - 50%......................     $       5   $       -   $       -  $       -   $       2  $       -   $       7
        50% - 70%.....................             -           -          30          7           4          -          41
        70% - 90%.....................             -           -           -         28           -          -          28
        90% plus......................            10           -           -          -           -          -          10
                                           ---------   ---------   ---------  ---------   ---------  ---------   ---------
     Total Commercial
        Mortgage Loans................     $      15   $       -   $      30  $      35   $       6  $       -   $      86
                                           =========   =========   =========  =========   =========  =========   =========


                                                                  AGRICULTURAL MORTGAGE LOANS (1)

                                                                                                       LESS        TOTAL
     LOAN-TO-VALUE RATIO (2)               GREATER      1.8X TO     1.5X TO    1.2X TO     1.0X TO     THAN      MORTGAGE
                                           THAN 2.0X     2.0X        1.8X       1.5X        1.2X       1.0X        LOANS
                                           ---------   ---------   ---------  ---------   ---------  ---------   ---------
                                                                            (IN MILLIONS)
        0% - 50%......................     $       2   $       -   $       6  $       7   $       1  $      25   $      41
        50% - 70%.....................             1           -           1          5           4          5          16
        70% - 90%.....................             -           -           -          -           -          -           -
        90% plus......................             -           -           -          -           -          -           -
                                           ---------   ---------   ---------  ---------   ---------  ---------   ---------
     Total Agricultural
        Mortgage Loans................     $       3   $       -   $       7  $      12   $       5  $      30   $      57
                                           =========   =========   =========  =========   =========  =========   =========


                                                                      TOTAL MORTGAGE LOANS (1)

                                                                                                       LESS        TOTAL
     LOAN-TO-VALUE RATIO (2)               GREATER      1.8X TO     1.5X TO    1.2X TO     1.0X TO     THAN      MORTGAGE
                                           THAN 2.0X     2.0X        1.8X       1.5X        1.2X       1.0X        LOANS
                                           ---------   ---------   ---------  ---------   ---------  ---------   ---------
                                                                            (IN MILLIONS)
        0% - 50%......................     $       7   $       -   $       6  $       7   $       3  $      25   $      48
        50% - 70%.....................             1           -          31         12           8          5          57
        70% - 90%.....................             -           -           -         28           -          -          28
        90% plus......................            10           -           -          -           -          -          10
                                           ---------   ---------   ---------  ---------   ---------  ---------   ---------
     Total Mortgage Loans.............     $      18   $       -   $      37  $      47   $      11  $      30   $     143
                                           =========   =========   =========  =========   =========  =========   =========


   (1) The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.

   (2) The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the age analysis of past due mortgage loans at December 31, 2010.


                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                                                   RECORDED
                                                              GREATER                                             INVESTMENT
                                                               THAN                                  TOTAL         > 90 DAYS
                                    30-59        60-89          90                                 FINANCING          AND
                                    DAYS         DAYS          DAYS      TOTAL      CURRENT       RECEIVABLES      ACCRUING
                                  --------      -------      --------   --------    --------      -----------      ---------
                                                                            (IN MILLIONS)
Total Mortgage Loans:
    Commercial ............       $      -      $     -      $      -   $      -    $     86      $        86      $      -
    Agricultural...........              -            -             -          -          57               57             -
                                  --------      -------      --------   --------    --------      -----------      --------

TOTAL .....................       $      -      $     -      $      -   $      -    $    143      $       143      $      -
                                  ========      =======      ========   ========    ========      ===========      ========

    The following table provides information relating to impaired mortgage loans at December 31, 2010.


                            IMPAIRED MORTGAGE LOANS

                                                           UNPAID                             AVERAGE            INTEREST
                                           RECORDED      PRINCIPAL           RELATED          RECORDED            INCOME
                                          INVESTMENT      BALANCE           ALLOWANCE        INVESTMENT          RECOGNIZED
                                         -----------     -----------       ----------        ----------          ----------
                                                                              (IN MILLIONS)
     With no related
       allowance recorded:
       Commercial mortgage
         loans - other...........        $         -     $         -       $        -        $        -          $        -
       Agricultural mortgage
         loans...................                  -               -                -                 -                   -
                                         -----------     -----------       ----------        ----------          ----------

      TOTAL .....................        $         -     $         -       $        -        $        -          $        -
                                         ===========     ===========       ==========        ==========          ==========

     With related
       allowance recorded:
       Commercial mortgage
         loans - other...........        $        10      $        8       $      (2)       $        10         $         1
       Agricultural mortgage
         loans...................                  -               -               -                  -                   -
                                         -----------      ----------       ---------        -----------         -----------

       TOTAL ....................        $        10      $        8       $      (2)       $        10         $         1
                                         ===========      ==========       =========        ============        ===========


    During 2009 and 2008, respectively, MLOA's average recorded investment in impaired mortgage loans was $6 million and $0 million. Interest income recognized on these impaired mortgage loans totaled $0 million and $0 million for 2009 and 2008, respectively.

    Impaired mortgage loans along with the related investment valuation allowances at December 31, 2009 follow:

                                                                                December 31,
                                                                                   2009
                                                                                -----------
                                                                               (In Millions)

       Impaired mortgage loans with investment valuation allowances........     $        10
       Impaired mortgage loans without investment valuation allowances.....               -
                                                                                -----------
       Recorded investment in impaired mortgage loans......................              10
       Investment valuation allowances.....................................              (2)
                                                                                -----------
       Net Impaired Mortgage Loans.........................................     $         8
                                                                                ===========

    Equity Investments
    ------------------

    MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2010 and 2009 were $2 million and $3 million, respectively.

    The following table presents MLOA's investment in 2.6 million units in AllianceBernstein, an affiliate, which is included in Other invested assets:

                                                                                                2010           2009
                                                                                            -----------     -----------
                                                                                                   (IN MILLIONS)

      Balance at January 1................................................................  $        79     $        82
      Purchase of Units...................................................................            -               -
      Equity in net earnings (loss).......................................................            4               5
      Impact of issuance of AllianceBernstein Units.......................................           (2)             (4)
      Dividends received..................................................................           (5)             (4)
                                                                                            -----------     -----------
      Balance at December 31..............................................................  $        76     $        79
                                                                                            ===========     ===========



4) VALUE OF BUSINESS ACQUIRED

    The following presents MLOA's VOBA asset at December 31, 2010 and 2009:

                                                                                             LESS:
                                                                          GROSS           ACCUMULATED
                                                                         CARRYING        AMORTIZATION
                                                                          AMOUNT         AND OTHER (1)          NET
                                                                      --------------    --------------     --------------
                                                                                         (IN MILLIONS)
    VOBA
    ----
         DECEMBER 31, 2010........................................... $          416    $         (309)    $          107
                                                                      ==============    ==============     ==============

         December 31, 2009........................................... $          416    $         (269)    $          147
                                                                      ==============    ==============     ==============

    (1) Includes reactivity to unrealized investment gains (losses) and impact of the December 31, 2005 MODCO recapture.

    For 2010, 2009 and 2008, total amortization expense related to VOBA was $27 million, $17 million and $58 million, respectively. VOBA amortization is estimated to range between $12 million and $8 million annually through 2015.

5) FAIR VALUE DISCLOSURES

    Assets measured at fair value on a recurring basis are summarized below:


                                        FAIR VALUE MEASUREMENTS
                                           DECEMBER 31, 2010

                                                       LEVEL 1            LEVEL 2            LEVEL 3             TOTAL
                                                    -------------      -------------      --------------     -------------
                                                                                 (IN MILLIONS)
      ASSETS
      Investments:
         Fixed maturities available-for-sale:
            Corporate...........................    $           -      $       1,610      $           19     $       1,629
            U.S. Treasury, government
              and agency........................                -                 88                   -                88
            States and political subdivisions...                -                 20                   -                20
            Foreign governments.................                -                  4                   -                 4
            Commercial mortgage-backed..........                -                  -                  36                36
            Residential mortgage-backed (1).....                -                 35                   -                35
            Asset-backed (2)....................                -                  6                   5                11
            Redeemable preferred stock..........               19                 58                   -                77
                                                    -------------      -------------      --------------     -------------
              Subtotal..........................               19              1,821                  60             1,900
                                                    -------------      -------------      --------------     -------------
         Other equity investments...............                1                  -                   -                 1
      Cash equivalents..........................               87                  -                   -                87
      GMIB reinsurance contracts................                -                  -                   2                 2
      Separate Accounts' assets.................            1,825                 15                   -             1,840
                                                    -------------      -------------      --------------     -------------
            Total Assets........................    $       1,932      $       1,836      $           62     $       3,830
                                                    =============      =============      ==============     =============

     (1) Includes publicly traded agency pass-through securities and collateralized obligations.
     (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                                        Fair Value Measurements
                                           December 31, 2009

                                                        Level 1           Level 2            Level 3           Total
                                                    -------------     -------------      --------------    -------------
                                                                                (In Millions)
      Assets
      Investments:
         Fixed maturities available-for-sale...
            Corporate..........................     $           -     $       1,619      $           24    $       1,643
            U.S. Treasury, government
              and agency.......................                 -                71                   -               71
            States and political subdivisions..                 -                18                   -               18
            Foreign governments................                 -                 4                   -                4
            Commercial mortgage-backed.........                 -                 -                  63               63
            Residential mortgage-backed (1)....                 -                50                   -               50
            Asset-backed (2)...................                 -                 5                   5               10
            Redeemable preferred stock.........                17                80                   6              103
                                                    -------------     -------------      --------------    -------------
              Subtotal.........................                17             1,847                  98            1,962
                                                    -------------     -------------      --------------    -------------
         Other equity investments..............                 1                 -                   -                1
      Cash equivalents.........................                52                 -                   -               52
      GMIB reinsurance contracts...............                 -                 -                   1                1
      Separate Accounts' assets................             1,817                15                   -            1,832
                                                    -------------     -------------       -------------    -------------
            Total Assets.......................     $       1,887     $       1,862      $           99    $       3,848
                                                    =============     =============      ==============    =============

   (1) Includes publicly traded agency pass-through securities and collateralized obligations.
   (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2010, AFS fixed maturities with fair values of $9 million and $1 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $2 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2% of total equity at December 31, 2010.

    The table below presents a reconciliation for all Level 3 assets at December 31, 2010 and 2009, respectively.

                                          LEVEL 3 INSTRUMENTS
                                        FAIR VALUE MEASUREMENTS

                                                      US        STATE AND
                                                   TREASURY,    POLITICAL              COMMERCIAL     RESIDENTIAL
                                                   GOVT AND       SUB-       FOREIGN    MORTGAGE-       MORTGAGE-     ASSET-
                                      CORPORATE     AGENCY      DIVISIONS     GOVTS      BACKED          BACKED       BACKED
                                      --------     --------     --------     --------  -----------      --------      -------
                                                                            (IN MILLIONS)
Balance, January 1, 2010...........   $     24     $      -     $      -     $      -  $        63      $      -      $     5
Total gains (losses), realized and
  unrealized, included in:
  Earnings (Loss) as:
    Net investment income (loss)...          -            -            -            -            -             -            -
    Investment gains
      (losses), net................          -            -            -            -          (53)            -            -
    Increase (decrease) in the
      fair value of the
      reinsurance contracts........          -            -            -            -            -             -            -
                                      --------     --------     --------     --------  -----------      --------      -------
        Subtotal...................          -            -            -            -          (53)            -            -
                                      --------     --------     --------     --------  -----------      --------      -------
  Other comprehensive
    income (loss)..................          -            -            -            -           26             -            -
Purchases/issuances................          4            -            -            -            -             -            -
Sales/settlements..................         (2)           -            -            -            -             -            -
Transfers into/out
      of Level 3 (2)...............         (7)           -            -            -            -             -            -
                                      --------     --------     --------     --------  -----------      --------      -------
Balance, Dec. 31, 2010.............   $     19     $      -     $      -     $      -  $        36      $      -      $     5
                                      ========     ========     ========     ========  ===========      ========      =======


      (1) Includes Trading securities' Level 3 amount.
      (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.


                                           REDEEM-
                                            ABLE           OTHER            OTHER           GMIB           SEPARATE
                                          PREFERRED        EQUITY          INVESTED      REINSURANCE       ACCOUNTS
                                            STOCK       INVESTMENTS(1)      ASSETS        CONTRACTS         ASSETS
                                        ------------    --------------    -----------   -------------    -------------
                                                                       (IN MILLIONS)

Balance, January 1, 2010...........     $          6    $            -    $         -   $           1    $           -
Total gains (losses), realized and
  unrealized, included in:
  Earnings (Loss) as:
     Net investment income (loss)..                -                 -              -               -                -
     Investment gains
        (losses), net..............                2                 -              -               -                -
     Increase (decrease) in the
        fair value of the
        reinsurance contracts......                -                 -              -               -                -
                                        ------------    --------------    -----------   -------------    -------------
          Subtotal.................                2                 -              -               -                -
                                        ------------    --------------    -----------   -------------    -------------
  Other comprehensive
     income (loss).................                -                 -              -               -                -
Purchases/issuances................                -                 -              -               1                -
Sales/settlements..................               (8)                -              -               -                -
Transfers into/out of Level 3 (2)                  -                 -              -               -                -
                                        ------------    --------------    -----------   -------------    -------------
Balance, Dec. 31, 2010.............     $          -    $            -    $         -   $           2    $           -
                                        ============    ==============    ===========   =============    =============

       (1) Includes Trading securities' Level 3 amount.
       (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.


                                                       US        State and
                                                    Treasury,    Political             Commercial      Residential
                                                    Govt and       Sub-      Foreign    Mortgage-       Mortgage-      Asset-
                                      Corporate      Agency      divisions    Govts      backed          backed        backed
                                      --------     --------     --------     --------  -----------      --------      -------
Full Year 2009:                                                             (In Millions)
Balance, January 1, 2009..........    $     51     $      -     $      -     $      -  $        86      $      -      $     5
Total gains (losses), realized and
  unrealized, included in:
  Earnings (Loss) as:
    Net investment income (loss)..           -            -            -            -            -             -            -
    Investment gains
      (losses), net...............           -            -            -            -          (14)            -           (5)
    Increase (decrease) in the
      fair value of the
      reinsurance contracts.......           -            -            -            -            -             -            -
                                      --------     --------     --------    ---------   ----------      --------      -------
        Subtotal..................           -            -            -            -          (14)            -           (5)
                                      --------     --------     --------    ---------   ----------      --------      -------
  Other comprehensive
    income (loss).................           2            -            -            -           (9)            -            -
Purchases/issuances...............           -            -            -            -            -             -            -
Sales/settlements.................          (8)           -            -            -            -             -            5
Transfers into/out
    of Level 3 (2)................         (21)           -            -            -            -             -            -
                                      --------     --------     --------     --------  -----------      --------      -------
Balance, Dec. 31, 2009............    $     24     $      -     $      -     $      -  $        63      $      -      $     5
                                      ========     ========     ========     ========  ===========      ========      =======


      (1) Includes Trading securities' Level 3 amount.
      (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.


                                           Redeem-
                                            able              Other            Other           GMIB            Separate
                                          Preferred           Equity          Invested      Reinsurance        Accounts
                                            Stock          Investments(1)      Assets        Contracts          Assets
                                         -----------        ------------    -----------     -----------      -----------
                                                                           (In Millions)

Balance, January 1, 2009...........      $         -        $          -    $         -     $         8      $         -
 Total gains (losses), realized and
  unrealized, included in:
  Earnings (Loss) as:
     Net investment income (loss)..                -                   -              -               -                -
     Investment gains
        (losses), net..............              (25)                  -              -               -                -
     Increase (decrease) in the
        fair value of the
        reinsurance contracts......                -                   -              -              (8)               -
                                         -----------        ------------    -----------    ------------      -----------
          Subtotal.................              (25)                  -              -              (8)               -
                                         -----------        ------------    -----------    ------------      -----------
  Other comprehensive
     income (loss).................               19                   -              -               -                -
Purchases/issuances................                -
Sales/settlements..................                -                   -              -               1                -
Transfers into/out
     of Level 3 (2)................               12                   -              -               -                -
                                         -----------        ------------    -----------     -----------      -----------
Balance, Dec. 31, 2009.............      $         6        $          -    $         -     $         1      $         -
                                         ===========        ============    ===========     ===========      ===========

      (1) Includes Trading securities' Level 3 amount.
      (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

    The table below details changes in unrealized gains (losses) for 2010 and 2009 by category for Level 3 assets still held at December 31, 2010 and 2009, respectively:

                                                                             EARNINGS (LOSS)
                                                           ------------------------------------------------
                                                                                                 INCREASE
                                                               NET           INVESTMENT       (DECREASE) IN
                                                            INVESTMENT          GAINS         FAIR VALUE OF
                                                              INCOME          (LOSSES),        REINSURANCE
                                                              (LOSS)             NET            CONTRACTS            OCI
                                                           -----------      ------------      -------------       ---------
                                                                                    (IN MILLIONS)
      LEVEL 3 INSTRUMENTS
      FULL YEAR 2010
      STILL HELD AT DECEMBER 31, 2010:
         Change in unrealized gains (losses)
           Fixed maturities, available-for-sale:
             Corporate.................................    $         -      $          -      $           -       $       -
             U.S. Treasury, government and agency......              -                 -                  -               -
             State and political subdivisions..........              -                 -                  -               -
             Foreign governments.......................              -                 -                  -               -
             Commercial mortgage-backed................              -                 -                  -              26
             Residential mortgage-backed...............              -                 -                  -               -
             Asset-backed..............................              -                 -                  -               -
             Redeemable preferred stock................              -                 -                  -               -
                                                           -----------      ------------      -------------       ---------
                  Subtotal.............................              -                 -                  -              26
                                                           -----------      ------------      -------------       ---------
           Equity securities, available-for-sale.......              -                 -                  -               -
           Other equity investments....................              -                 -                  -               -
           Cash equivalents............................              -                 -                  -               -
           GMIB reinsurance contracts..................              -                 -                  1               -
           Separate Accounts' assets...................              -                 -                  -               -
                                                           -----------      ------------      -------------       ---------
               Total...................................    $         -      $          -      $           1       $      26
                                                           ===========      ============      =============       =========


                                                                            Earnings (Loss)
                                                           ------------------------------------------------
                                                                                                 Increase
                                                               Net           Investment       (Decrease) in
                                                            Investment          Gains          Fair Value of
                                                              Income          (Losses),         Reinsurance
                                                              (Loss)             Net             Contracts            OCI
                                                           -----------      ------------      -------------       ---------
                                                                                    (In Millions)

      Level 3 Instruments
      Full Year 2009
      Still Held at December 31, 2009:
         Change in unrealized gains (losses)
           Fixed maturities, available-for-sale:
             Corporate.................................    $         -      $          -      $           -       $       1
             U.S. Treasury, government and agency......              -                 -                  -               -
             State and political subdivisions..........              -                 -                  -               -
             Foreign governments.......................              -                 -                  -               -
             Commercial mortgage-backed................              -                 -                  -              (9)
             Residential mortgage-backed...............              -                 -                  -               -
             Asset-backed..............................              -                 -                  -               1
             Redeemable preferred stock................              -                 -                  -              19
                                                           -----------      ------------      -------------       ---------
                  Subtotal.............................              -                 -                  -              12
                                                           -----------      ------------      -------------       ---------
           Equity securities, available-for-sale.......              -                 -                  -               -
           Other equity investments....................              -                 -                  -               -
           Cash equivalents............................              -                 -                  -               -
           GMIB reinsurance contracts..................              -                 -                 (7)              -
           Separate Accounts' assets...................              -                 -                  -               -
                                                           -----------      ------------      -------------       ---------
               Total...................................    $         -      $          -      $          (7)      $      12
                                                           ===========      ============      =============       =========


    The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3 and 5 are presented in the table below.


                                                                                      DECEMBER 31,
                                                             --------------------------------------------------------------
                                                                         2010                              2009
                                                             ---------------------------       ----------------------------
                                                               CARRYING                         Carrying
                                                                VALUE         FAIR VALUE          Value          Fair Value
                                                             ----------       ----------       -----------      -----------
                                                                                      (IN MILLIONS)

      Mortgage loans on real estate........................  $      141       $      146       $       149      $       152
      Policyholders liabilities: investment contracts......         268              273               320              317
      Note payable to affiliate............................           -                -                20               20

6) GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

A) Variable Annuity Contracts - GMDB and GMIB
   ------------------------------------------

    MLOA has certain variable annuity contracts with GMDB and GMIB features in force that guarantee one of the following:

        o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

        o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

        o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

        o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:


                                                                     GMDB               GMIB              TOTAL
                                                                  -----------        ----------        -----------
                                                                                     (IN MILLIONS)
      Balance at January 1, 2008..............................    $         1        $        1        $         2
         Paid guarantee benefits..............................             (2)                -                 (2)
         Other changes in reserve.............................              7                 2                  9
                                                                  -----------        ----------        -----------
      Balance at December 31, 2008............................              6                 3                  9
         Paid guarantee benefits..............................             (3)                -                 (3)
         Other changes in reserve.............................              2                 -                  2
                                                                  -----------        ----------        -----------
      Balance at December 31, 2009............................              5                 3                  8
         Paid guarantee benefits..............................             (2)                -                 (2)
         Other changes in reserve.............................              3                (1)                 2
                                                                  -----------        ----------        -----------
      Balance at December 31, 2010............................    $         6        $        2        $         8
                                                                  ===========        ==========        ===========

      Related GMDB reinsurance ceded amounts were:


                                                             GMDB
                                                          ----------
                                                         (IN MILLIONS)

      Balance at January 1, 2008........................  $        1
        Paid guarantee benefits.........................           -
        Other changes in reserve........................           2
                                                          ----------
      Balance at December 31, 2008......................           3
        Paid guarantee benefits.........................           -
        Other changes in reserve........................           -
                                                          ----------
      Balance at December 31, 2009......................           3
        Paid guarantee benefits.........................          (1)
        Other changes in reserve........................           1
                                                          ----------
      Balance at December 31, 2010......................  $        3
                                                          ==========

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

    The December 31, 2010 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                                       RETURN
                                                         OF
                                                       PREMIUM        RATCHET       ROLL-UP         COMBO          TOTAL
                                                    -----------     -----------   -----------    -----------    -----------
                                                                               (DOLLARS IN MILLIONS)
      GMDB:
      -----
        Account values invested in:
           General Account........................  $     129       $     183           N/A      $      27      $     339
           Separate Accounts......................  $     417       $     542           N/A      $      94      $   1,053
        Net amount at risk, gross.................  $       6       $      69           N/A      $      18      $      93
        Net amount at risk, net of
           amounts reinsured......................  $       6       $      59           N/A      $       1      $      66
        Average attained age of contractholders...         64.5            64.8         N/A             64.4           64.6
        Percentage of contractholders
           over age 70............................         22.6%           22.3%        N/A             19.0%          22.3%
        Contractually specified interest rates....        N/A             N/A           N/A              5.0%           5.0%

      GMIB:
      -----
        Account values invested in:
            General Account.......................        N/A             N/A     $      27            N/A      $      27
            Separate Accounts.....................        N/A             N/A     $      94            N/A      $      94
        Net amount at risk, gross.................        N/A             N/A     $       2            N/A      $       2
        Net amount at risk, net of
          amounts reinsured.......................        N/A             N/A     $       0            N/A      $       0
        Weighted average years  remaining
          until annuitization ....................        N/A             N/A             2.2          N/A              2.2
        Contractually specified interest rates....        N/A             N/A             5.0%         N/A              5.0%


     B) Separate Account Investments by Investment Category Underlying GMDB and
        -----------------------------------------------------------------------
        GMIB Features
        -------------

    The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:


              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                        DECEMBER 31,
                                                                               ----------------------------
                                                                                  2010              2009
                                                                               ----------        ----------
                                                                                        (IN MILLIONS)
      GMDB:
      -----
         Equity..............................................................  $      878        $      917
         Fixed income........................................................         111               134
         Balanced............................................................          18                21
         Other...............................................................          46                60
                                                                               ----------        ----------
         Total...............................................................  $    1,053        $    1,132
                                                                               ==========        ==========

      GMIB:
      ----
         Equity..............................................................  $       73        $       73
         Fixed income........................................................          15                17
         Other...............................................................           6                 7
                                                                               ----------        ----------
         Total...............................................................  $       94        $       97
                                                                               ==========        ==========

    C) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
       ------------------------------------------------------------------
       Guarantee
       ---------

    The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At both December 31, 2010 and 2009, MLOA had liabilities of $1 million for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders liabilities.

7) REINSURANCE

    MLOA reinsures most of its new variable life policies on an excess of retention basis. MLOA maintains a maximum of $4 million on single-life policies and $6 million on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $20 million on single-life policies and $25 million on second-to-die policies. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations. For its variable annuity products, MLOA retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with GMDB in excess of the return of premium benefit, which are offered under certain of MLOA's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider were similarly reinsured. The GMIB was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

    At December 31, 2010 and 2009, respectively, reinsurance recoverables related to insurance contracts amounted to $139 million and $136 million, of which $59 million in 2010 and $58 million in 2009 related to one specific reinsurer, which has an AA- rating with the remainder of the reinsurers rated A- and above. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. MLOA evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

    The following table summarizes the effect of reinsurance:

                                                                            2010               2009            2008
                                                                        ------------      -------------    -------------
                                                                                           (IN MILLIONS)
      Direct premiums.................................................. $         66      $          70    $          75
      Assumed..........................................................            2                  1                4
      Reinsurance ceded................................................          (29)               (31)             (34)
                                                                        ------------      -------------    -------------
      Premiums......................................................... $         39      $          40    $          45
                                                                        ============      =============    =============

      Variable Life and Investment-type
         Product Policy Fee Income Ceded............................... $         31      $          30    $          32
                                                                        ============      =============    =============
      Policyholders' Benefits Ceded.................................... $         43      $          29    $          86
                                                                        ============      =============    =============

8)  RELATED PARTY TRANSACTIONS

    Under its service agreement with AXA Equitable, personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreement are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $47 million, $46 million and $57 million for 2010, 2009 and 2008, respectively. At December 31, 2010 and 2009, respectively, MLOA reported an $8 million and $8 million payable to AXA Equitable in connection with its service agreement.

    Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks to AXA Equitable and MLOA on a one-year term basis. Premiums earned in 2010, 2009 and 2008 under this arrangement totaled approximately $2 million, $1 million and $3 million, respectively. Claims and expenses paid in the same respective periods of 2010, 2009 and 2008 were $2 million, $1 million and $2 million, respectively.

    MLOA cedes a portion of its life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums paid in 2010, 2009 and 2008 to AXA Equitable totaled approximately $0 million, $0 million and $1 million, respectively. Claims and expenses in 2010, 2009 and 2008 were $1 million, $0 million and $12 million, respectively.

    As more fully described in Note 7, MLOA ceded new variable life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Financial (Bermuda) Ltd .. MLOA reported $0 million, $0 million and $0 million of ceded premiums for 2010, 2009 and 2008, respectively.

    In addition to the AXA Equitable service agreement, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements were $2 million, $2 million and $2 million for 2010, 2009 and 2008, respectively.

    On March 5, 1999, MLOA borrowed $51 million from MONY Benefit Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bore interest at 6.8% per annum and was due to mature on March 5, 2014. Principal and interest were payable quarterly to MBMC. The carrying value of the note was $20 million at December 31, 2009. This note was paid in full on December 6, 2010.

9) SHARE-BASED COMPENSATION

    For 2010, 2009 and 2008, respectively, MLOA recognized compensation costs of $3 million, $1 million and $1 million, for share-based payment arrangements and $431 thousand, $410 thousand and $701 thousand related to employee stock options.

    At December 31, 2010, approximately $239 thousand of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by MLOA over a weighted average period of 1.6 years. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee and financial professional of AXA for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $700 thousand, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2010 and 2009, respectively, MLOA recognized compensation expense of approximately $113 thousand and $119 thousand in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee and eligible financial professional will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

10) NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

    The following table breaks out Net investment income (loss) by asset category:


                                                                          2010            2009             2008
                                                                    ---------------   -------------   --------------
                                                                                       (IN MILLIONS)
  Fixed maturities................................................  $           106   $         107   $          111
  Mortgage loans on real estate...................................               10              12               13
  Policy loans....................................................                8               8                8
  Derivative instruments..........................................                -               -               (1)
  Other equity investments........................................               (1)             (1)              (1)
  Other investment income.........................................                -               -                2
                                                                    ---------------   -------------   --------------

  Gross investment income (loss)..................................              123             126              132
  Investment expenses.............................................               (4)             (4)              (6)
                                                                    ---------------   -------------   --------------

  Net Investment Income (Loss)....................................  $           119   $         122   $          126
                                                                    ===============   =============   ==============

    Investment gains (losses), net including changes in the valuation allowances are as follows:

                                                                        2010              2009            2008
                                                                   -------------      -----------     ------------
                                                                                       (IN MILLIONS)
    Fixed maturities.............................................. $         (47)     $       (50)    $        (38)
    Impact of issuance of AllianceBernstein Units.................            (2)              (4)               -
    Mortgage loans on real estate.................................             1               (2)               -
                                                                   -------------      -----------     ------------
    Investment Gains (Losses), Net................................ $         (48)     $       (56)    $        (38)
                                                                   =============      ===========     ============

    There were no writedowns of mortgage loans on real estate and equity real estate for 2010, 2009 and 2008.

    For 2010, 2009 and 2008, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $88 million, $83 million and $35 million. Gross gains of $4 million, $20 million and $0 million and gross losses of $2 million, $18 million and $1 million, respectively, were realized on these sales in 2010, 2009 and 2008, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2010, 2009 and 2008 amounted to $98 million, $220 million and $(189) million, respectively.

    The net unrealized investment gains (losses) included in the balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                       2010              2009            2008
                                                                   ------------      ------------    -------------
                                                                                      (IN MILLIONS)

  Balance, beginning of year...................................... $        (11)     $       (119)   $         (27)
  Changes in unrealized investment gains (losses).................           98               220             (189)
  Impact of unrealized investment gains (losses) attributable to:
     DAC and VOBA.................................................          (13)              (54)              47
     Deferred income taxes........................................          (29)              (58)              50
                                                                   ------------      ------------    -------------
  Balance, End of Year............................................ $         45      $        (11)   $        (119)
                                                                   ============      ============    =============

  Balance, end of period comprises:
  Unrealized investment gains (losses) on
     fixed maturities............................................. $         74      $        (24)   $        (244)
  Impact of unrealized investment gains (losses) attributable to:
     DAC and VOBA.................................................           (6)                7               61
     Deferred income taxes........................................          (23)                6               64
                                                                   ------------      ------------    -------------
  Total........................................................... $         45      $        (11)   $        (119)
                                                                   ============      ============    =============


    Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

11) INCOME TAXES

    A summary of the income tax (expense) benefits in the statements of earnings
    (loss) follows:

                                                             2010             2009           2008
                                                         ------------     -----------     -----------
                                                                           (IN MILLIONS)

  Income tax (expense) benefit:
    Current (expense) benefit........................... $        (24)    $        (1)    $        18
    Deferred (expense) benefit..........................           38               4             (24)
                                                         ------------     -----------     -----------
  Total................................................. $         14     $         3     $        (6)
                                                         ============     ===========     ===========

    The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings (loss), before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:


                                                         2010            2009            2008
                                                      -----------     ----------      -----------
                                                                      (IN MILLIONS)

   Tax at statutory rate............................  $        13     $       (1)     $        21
   Dividends received deduction.....................            1              4                1
   Low income housing credit........................            1              1                -
   Intercompany and IRS tax settlements.............            -              -              (29)
   Other............................................           (1)            (1)               1
                                                      -----------     ----------      -----------
   Income Tax (Expense) Benefit.....................  $        14     $        3      $        (6)
                                                      ===========     ==========      ===========

    The components of the net deferred income taxes are as follows:


                                                     DECEMBER 31, 2010                December 31, 2009
                                               ---------------------------       --------------------------
                                                 ASSETS        LIABILITIES        Assets         Liabilities
                                               ----------       ----------       ---------        ---------
                                                                       (IN MILLIONS)

       Reserves and reinsurance..............  $        -       $       30       $       -        $      28
       DAC...................................           -               31               -               23
       VOBA..................................           -               42               -               52
       Investments...........................          32                -              26                -
       Goodwill and other intangible assets..           -                9               -               10
       Net operating loss carryforward.......          19                -              19                -
       Valuation allowance...................         (19)               -             (19)               -
       Other.................................           5                -               3                -
                                               ----------       ----------       ---------        ---------
       Total.................................  $       37       $      112       $      29        $     113
                                               ==========       ==========       =========        =========

    At December 31, 2010, MLOA had Federal tax loss carryforwards of $54 million, against which a valuation allowance has been established. Management has determined that it is more likely than not that the tax benefit related to these differences will not be realized.

    MLOA provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2010, $5 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $2 million would need to be provided if such earnings were remitted.

    At December 31, 2010 and 2009, respectively, the total amount of unrecognized tax benefits were $18 million and $17 million, all of which would affect the effective tax rate.

    MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax (expense) benefit. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2010 and 2009 were $2 million and $2 million, respectively. Tax (expense) benefit for 2010 reflected an expense of $0 million in interest expense related to unrecognized tax benefits.

    A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:


                                                                      2010             2009               2008
                                                                  -------------    -------------      -------------
                                                                                      (IN MILLIONS)

      Balance, beginning of year..............................    $          15    $          14      $          10
      Additions for tax positions of prior years..............                1                1                 10
      Reductions for tax positions of prior years.............                -                -                 (4)
      Additions for tax positions of current years............                -                -                  2
      Settlements with tax authorities........................                -                -                 (4)
                                                                  -------------    -------------      -------------
      Balance, End of Year....................................    $          16    $          15      $          14
                                                                  =============    =============      =============

    The IRS completed its examination of tax years 2002 through July 8, 2004, the date of MLOA's acquisition by AXA Financial, and issued a Revenue Agent's Report during third quarter 2008 that covered tax years 2002 through July 8, 2004 as well as amended returns for tax years 1998 through 2001. MLOA agreed to all of the proposed adjustments. IRS examinations for periods from July 8, 2004, the date of MLOA's acquisition by AXA Financial, through 2007 commenced in 2010. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

12) ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

    AOCI for MLOA represents cumulative gains (losses) on investments that are not reflected in earnings (loss). The balances for the past three years follow:


                                                                                            DECEMBER 31,
                                                                          ----------------------------------------------
                                                                             2010             2009              2008
                                                                          -----------     ------------      ------------
                                                                                          (IN MILLIONS)

       Unrealized gains (losses) on investments.........................  $        45     $         (5)     $       (119)
       Impact of implementing new accounting guidance, net of taxes.....            -               (6)                -
                                                                          -----------     ------------      ------------
       Total Accumulated Other Comprehensive Income (Loss)..............  $        45     $        (11)     $       (119)
                                                                          ===========     ============      ============

    The components of OCI for the past three years follow:



                                                                                             DECEMBER 31,
                                                                          -----------------------------------------------
                                                                             2010               2009             2008
                                                                          -----------      ------------       -----------
                                                                                            (IN MILLIONS)

       Net unrealized gains (losses) on investments:
           Net unrealized gains (losses) arising during the year........  $        51      $        176       $      (228)
           (Gains) losses reclassified into net
             earnings (loss) during the year............................           47                50                39
                                                                          -----------      ------------       -----------
       Net unrealized gains (losses) on investments.....................           98               226              (189)
       Adjustments for DAC and VOBA and
           deferred income tax (expense) benefit........................          (42)             (112)               97
                                                                          -----------      ------------       -----------

       Other Comprehensive Income (Loss)................................  $        56      $        114       $       (92)
                                                                          ===========      ============       ===========


13) LITIGATION

    MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

14) STATUTORY FINANCIAL INFORMATION

    MLOA is restricted as to the amounts it may pay as dividends to MONY Life. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. For 2010, 2009 and 2008, MLOA's statutory net income (loss) was $(19) million, $11 million and $(68) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $232 million and $283 million at December 31, 2010 and 2009, respectively. There were no shareholder dividends paid to MONY Life by MLOA in 2010, 2009 and 2008.

    At December 31, 2010, MLOA, in accordance with various government and state regulations, had $5 million of securities deposited with such government or state agencies.

    At December 31, 2010 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2010. Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for U.S. GAAP purchase accounting.

15) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
    The quarterly results of operations for 2010 and 2009 are summarized below:

                                                                            THREE MONTHS ENDED
                                                       ---------------------------------------------------------
                                                        MARCH 31,      JUNE 30,     SEPTEMBER 30,    DECEMBER 31,
                                                       ---------      ----------     ----------      -----------
                                                                              (IN MILLIONS)

       2010
       ----
       Total Revenues................................  $      72      $       74     $       42      $        49
                                                       =========      ==========     ==========      ===========

       Earnings (Loss) from Continuing
            Operations, Net of Income Taxes..........  $      (5)     $        6     $      (13)     $       (11)
                                                       =========      ==========     ==========      ===========

       Net Earnings (Loss)...........................  $      (5)     $        6     $      (13)     $       (11)
                                                       =========      ==========     ==========      ===========

       2009
       ----
       Total Revenues................................  $      76      $       55     $       45      $        63
                                                       =========      ==========     ==========      ===========

       Earnings (Loss) from Continuing
            Operations, Net of Income Taxes..........  $      16      $       (6)    $      (12)     $         7
                                                       =========      ==========     ==========      ===========

       Net Earnings (Loss)...........................  $      16      $       (6)    $      (12)     $         7
                                                       =========      ==========     ==========      ===========


Appendix I



--------------------------------------------------------------------------------
                          DEATH BENEFIT PERCENTAGE FOR
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                                                     Applicable
Attained Age                                                         Percentage
------------                                                         ----------
40 and Under......................................................     250%
41................................................................     243
42................................................................     236
43................................................................     229
44................................................................     222
45................................................................     215
46................................................................     209
47................................................................     203
48................................................................     197
49................................................................     191
50................................................................     185
51................................................................     178
52................................................................     171
53................................................................     164
54................................................................     157
55................................................................     150
56................................................................     146
57................................................................     142
58................................................................     138
59................................................................     134
60................................................................     130
61................................................................     128
62................................................................     126
63................................................................     124
64................................................................     122
65................................................................     120
66................................................................     119
67................................................................     118
68................................................................     117
69................................................................     116
70................................................................     115
71................................................................     113
72................................................................     111
73................................................................     109
74................................................................     107
75-90.............................................................     105
91................................................................     104
92................................................................     103

I-1 APPENDIX I

93................................................................     102
94-100............................................................     101


                                                                  APPENDIX I I-2

Appendix II



--------------------------------------------------------------------------------
                        GUARANTEED DEATH BENEFIT RIDER
                MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
              BENEFIT RIDER WITH TEN YEAR/AGE 75 GUARANTEE PERIOD

                                                                    MONTHLY
                                                                   GUARANTEE
                                                                    PREMIUM
                                                                    -------

Specified Amount = $200.00

Male age 45 Preferred Nonsmoker                                  $   257.33
 Death Benefit Option 1

Female age 45 Preferred Nonsmoker                                $   214.83
 Death Benefit Option 1

Male age 45 Standard Smoker                                      $   346.83
 Death Benefit Option 1

Male age 45 Preferred Nonsmoker                                  $   257.33
 Death Benefit Option 2

Male age 35 Preferred Nonsmoker                                  $   137.17
 Death Benefit Option 1

Male age 55 Preferred Nonsmoker                                  $   417.50
 Death Benefit Option 1



II-1 APPENDIX II

Appendix III



--------------------------------------------------------------------------------
                        GUARANTEED DEATH BENEFIT RIDER
                MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
                  BENEFIT RIDER WITH LIFETIME GUARANTEE PERIOD

                                                                  MONTHLY
                                                                 GUARANTEE
                                                                  PREMIUM
                                                                  --------
Specified Amount = $200.00

Male age 45 Preferred Nonsmoker                                $   295.19
 Death Benefit Option 1

Female age 45 Preferred Nonsmoker                                  247.16
 Death Benefit Option 1

Male age 45 Standard Smoker                                        398.48
 Death Benefit Option 1

Male age 45 Preferred Nonsmoker                                    295.19
 Death Benefit Option 2

Male age 35 Preferred Nonsmoker                                    182.22
 Death Benefit Option 1

Male age 55 Preferred Nonsmoker                                    502.22
 Death Benefit Option 1


                                                              APPENDIX III III-1

                                    PART II

                   (INFORMATION NOT REQUIRED IN A PROSPECTUS)

                          UNDERTAKING TO FILE REPORTS

       Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

       The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

       SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

       The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

       SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

       The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

       SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

       The directors and officers of MONY Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, Zurich Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company and AXIS Insurance Company. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS RELATING TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

       Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

CONTENTS OF REGISTRATION STATEMENT

       This Registration Statement comprises the following papers and documents:

          The Facing Sheet.

          The Prospectus consisting of 192 pages.

          The undertaking to file reports.

          The signatures.

Written consents of the following persons:

        a. Opinion and consent of Counsel

        b. Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

        (1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

        (2) Not applicable.

        (3)(a) Underwriting Agreement between MONY Life Insurance Company of America, MONY Series Fund, Inc., and MONY Securities Corp., incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

        (b) Proposed specimen agreement between MONY Securities Corp. and registered representatives, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

        (c) Commission schedule (with Commission Contract), incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

        (d) Wholesale Distribution Agreement Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al., incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

        (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC., incorporated herein by reference to Exhibit No. 3(i) to registration statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

        (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC., incorporated herein by reference to Exhibit No. 3(j) to registration statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

        (g) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference of post-effective amendment no. 3 to the registration statement Form N-6 (333-104162), filed on April 25, 2005.

        (h) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference of post-effective amendment no. 3 to the registration statement Form N-6 (333-104162), filed on April 25, 2005.

        (i) Form of First Amendment to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-104162) filed on April 25, 2007.

        (4) Not applicable.

        (5) Form of policy, incorporated herein by reference to the registration statement on Form S-6 (File No. 33-82570) filed on August 8, 1994.

        (6)(a) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

        (b) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

        (7)  Not applicable.

        (8)(a) Form of agreement to purchase shares, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

           (b) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005, incorporated herein by reference to Exhibit 10.2 to registration statement (File No. 333-65423) on Form 10-K, filed on March 31, 2005.

           (c) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to the registration statement on Form N-4 (File
 No. 333-72632) filed on April 22, 2005.

           (d) Participation Agreement among the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

         (i) Amended Participation Agreement among the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

        (e) Participation Agreement among Fidelity Distributors Corporation, Variable Insurance Products Fund and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

        (f) Participation Agreement between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

          (i) Form of amendment dated September 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

        (9) Form of Reinsurance Agreement among Continental Assurance Company, MONY Life Insurance Company and MONY Life Insurance Company of America, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.

        (10)(a) Application Form for Flexible Premium Variable Universal Life insurance Policy, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

            (b) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

        (11) Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries, incorporated herein by reference to post-effective amendment no. 12 to the registration statement on Form S-6 (File No. 33-82570) filed on February 27, 2002.

2.      (a) Opinion and consent of Dodie Kent, Esq., Vice President and
            Associate General Counsel, previously filed with the post-effective amendment no. 16 to the registration statement Form S-6 (333-82570), filed on April 28, 2005.

        (b) Opinion and consent of Dodie Kent, Vice President and Associate General Counsel, previously filed with the Registration Statement on Form S-6 (033-82570) on April 22, 2008.

        (c) Opinion and consent of Dodie Kent, Vice President and Associate General Counsel, previously filed with the registration statement on Form S-6 (033-82570) on April 22, 2009.

        (d) Opinion and consent of Dodie Kent, Vice President and Associate General Counsel, previously filed with the registration statement on Form S-6 (033-82570) on April 21, 2010.

        (e) Opinion and consent of Dodie Kent, Vice President and Associate General Counsel, filed herewith.

3.      No financial statements have been omitted from the prospectus.

4.      Not applicable.

5.      Not applicable.

6.      Powers of Attorney

        (a) Powers of Attorney, filed herewith.

7.      Consent of PricewaterhouseCoopers LLP, filed herewith.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under the Securities Act of 1933 and have duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 27th day of April, 2011.

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2011.

                             MONY America Variable Account L of
                             MONY Life Insurance Company of America
                                         (Registrant)


                             By:  MONY Life Insurance Company of America
                                             (Depositor)

                             By:  /s/ Dodie Kent
                                  --------------------------------------------
                                  Dodie Kent
                                  Vice President and Associate General Counsel

*By: /s/ Dodie Kent
----------------------------------
     Dodie Kent, Attorney-in-Fact
     Pursuant to Power of Attorney

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Depositor, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on this 27th day of April, 2011.

                             MONY Life Insurance Company of America
                                           (Depositor)

                             By:    /s/ Dodie Kent
                                    --------------------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                     Chairman of the Board, Chief Executive Officer
                                  and Director


PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                 Senior Executive Vice President and Chief
                                  Financial Officer


PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                Senior Vice President and Chief Accounting
                                  Officer


*DIRECTORS:

Mark Pearson                   Anthony J. Hamilton           Joseph H. Moglia
Henri de Castries              Mary R. (Nina) Henderson      Lorie A. Slutsky
Denis Duverne                  James F. Higgins              Ezra Suleiman
Charlynn Goins                 Peter S. Kraus                Peter J. Tobin
Danny L. Hale                  Scott D. Miller               Richard C. Vaughan

*By:   /s/ Dodie Kent
       ------------------------
       Dodie Kent
       Attorney-in-Fact

April 27, 2011

                                 EXHIBIT INDEX

EXHIBIT NO.                                                         TAG VALUES
-----------                                                        ------------

2(e)       Opinion and consent of Dodie Kent                       EX-99.2e

6(a)       Powers of Attorney                                      EX-99.6a

7          Consent of PricewaterhouseCoopers LLP, independent      EX-99.7
           registered public accounting firm